UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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RED TRAIL ENERGY, LLC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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P.O. Box 11
3682 Highway 8 South
Richardton, ND  58652

Dear Members:

You are cordially invited to attend the special and annual meeting of the members (the “Member Meeting”) of RED TRAIL ENERGY, LLC (the “Company”) to be held on_____________, _____________, 20___ at the ___________________, _______, North Dakota.  Registration for the meeting will begin at  __________ __.m.  The Member Meeting will commence at approximately  ________ __.m., and adjourn at approximately  ___________.m.

This proxy statement is dated ______, 20___  and is being mailed to members on or about ______, 20___.

At this important meeting, you will be asked to vote on the following:

•
Amendments to our Amended and Restated Operating Agreement and our Amended and Restated Member Control Agreement.  To amend our Amended and Restated Operating Agreement and our Amended and Restated Member Control Agreement to provide for the authorization of three separate and distinct classes of units:  Class A Units, Class B Units and Class C Units.

•
Reclassification of Units.  To reclassify our units into Class A Units, Class B Units and Class C Units for the purpose of discontinuing the registration of our units under the Securities Exchange Act of 1934.

•	Election of Governors. To elect 3 governors to the seats open for election pursuant to our Amended and Restated Operating Agreement and Amended and Restated Member Control Agreement.

In connection with the proposals to amend our Amended and Restated Operating Agreement, our Amended and Restated Member Control Agreement and to reclassify our existing common equity units, units held by unit holders who are the record holders of 50,000 or more units will be renamed as Class A Units.  Unit holders who are the record holders of 10,001 but no more than 49,999 units will receive one Class B Unit for every unit held by such unit holders immediately prior to the reclassification transaction.  Unit holders who are the record holders of 10,000 or fewer units will receive one Class C Unit for every unit held by such unit holders immediately prior to the reclassification transaction. Generally, if the proposed amendments to our Amended and Restated Operating Agreement and Amended and Restated Member Control Agreement are approved, the voting and transfer rights of the Class A Units will remain relatively unchanged.  The voting rights of Class B Units will be restricted to the election of governors and dissolution of the Company.  Class C Units will be restricted to voting only on dissolution.  The transfer rights of Class A, B and C Units will be restricted to transfers that are approved by our board of governors.  Our board of governors will be provided with the authority to disallow a transfer of Class A Units if such transfer would result in 300 or more Class A Unit holders of record or a transfer of Class B Units or Class C Units if such transfer would result in 500 or more Class B or Class C unit holders or such other number as required to maintain the suspension of our duty to file periodic reports with the Securities and Exchange Commission (SEC). Under the proposed Second Amended and Restated Operating Agreement, the new Class B and Class C unit holders will receive the same share of our “profits” and “losses” as our Class A unit holders, and their respective rights to receive distributions of our assets will not change.

The primary effect of the reclassification will be to reduce the total number of holders of record of our common equity units to below 300 by reclassifying a portion of the current outstanding common equity units as Class A Units and the remaining outstanding units will be reclassified as either Class B or Class C Units.  As a result, pursuant to Rule 13e-3, we will terminate the registration of our units under federal securities laws and our SEC reporting obligations will be suspended. This transaction is known as a 13e-3 going private transaction under the Exchange Act of 1934. Additionally, because the Class B and Class C Units will be held by less than 500 holders of record, the Class B and Class C Units will be unregistered securities and, therefore, will not be subject to the public reporting requirements imposed by the SEC.

We are proposing the amendments to our Amended and Restated Operating Agreement and our Amended and Restated Member Control Agreement because our board of governors has concluded, after careful consideration, that the costs and other disadvantages associated with being a reporting company with the SEC outweigh any of the advantages.  We believe the terms of the proposed reclassification transaction are fair and in the best interest of our affiliated and unaffiliated unit holders.  Our board unanimously recommends that you vote “FOR” the proposal to approve our Second Amended and Restated Operating Agreement and our Second Amended and Restated Member Control Agreement.  Additionally, our board unanimously recommends that you vote “FOR” the proposal to reclassify the units held by unit holders who are the record holders of 50,000 or more units into Class A Units, the units held by unit holders who are the record holders of not more than 49,999 or fewer than 10,001 units into Class B Units, and the units held by unit holders who are the record holders of 10,000 or fewer units into Class C Units.  The accompanying proxy statement includes a discussion of the reasons, effects, alternatives and factors considered by the board in connection with its approval of the reclassification and corresponding amendments to the Amended and Restated Operating Agreement and the Amended and Restated Member Control Agreement.  We encourage you to read carefully the proxy statement and appendices.  As discussed in greater detail in the proxy statement, you will not have appraisal rights in connection with the reclassification transaction.

The three year term of governors in Group III expires at the 2010 Annual Meeting.  The three Group III governors are Tim Meuchel, Frank Kirschenheiter and Sid Mauch.  The nominating committee has recommended that ____________ be elected to an additional three year term, which would expire at the 2013 Annual Meeting.

We are mailing herewith, copies of our Annual Report for the fiscal year ended December 31, 2009 and Quarterly Report for the fiscal quarter ended March 31, 2010 and all of the financial statements and related notes contained in the Annual Report and Quarterly Report.  The proxy statement, form of proxy and annual report to members are available at http://www.redtrailenergy.com

If you have any questions regarding the information in the proxy statement, regarding completion of the enclosed proxy card or for directions to be able to attend the meeting in person, please call the Company at (701) 974-3308 or email us at mail@redtrailenergy.com.

Only members listed on the Company’s records at the close of business on __________________ are entitled to notice of the Member Meeting and to vote at the Member Meeting and any adjournments thereof.

All members are cordially invited to attend the Member Meeting in person.  However, to assure the presence of a quorum, the board of governors requests that you promptly sign, date and return the enclosed proxy card, which is solicited by the board of governors, whether or not you plan to attend the meeting.  The proxy will not be used if you attend and vote at the meeting in person.  You may fax the enclosed proxy card to the Company at 701-974-3309 or mail it to us using the enclosed envelope.  The proxy card must be returned to the Company no later than ___ _.m. on _________, 20___.

By order of the Governors,

/s/ Mike Appert

Mike Appert
Chairman and President

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved the amendments to our Amended and Restated Operating Agreement, the Amended and Restated Member Control Agreement or the reclassification transaction, passed upon the merits or fairness of the reclassification transaction or passed upon the adequacy or accuracy of the disclosure in this document.  Any representation to the contrary is a criminal offense.

P.O. Box 11
3682 Highway 8 South
Richardton, ND  58652
‘
NOTICE OF COMBINED SPECIAL AND ANNUAL MEETING OF MEMBERS
To be held on ___________, 20___

Notice is hereby given that a combined special and annual meeting of members of RED TRAIL ENERGY, LLC will be held on _____________, 20___, at _______ __.m. central time, at _____________________________, _____, North Dakota for the following purposes:

1.
Amendments to our Amended and Restated Operating Agreement and Amended and Restated Member Control Agreement.  To amend our Amended and Restated Operating Agreement and Amended and Restated Member Control Agreement to provide for the authorization of three separate and distinct classes of units, Class A Units, Class B Units and Class C Units.

2.
Reclassification of Units.  To reclassify our units into Class A Units, Class B Units and Class C Units for the purpose of discontinuing the registration of our units under the Securities Exchange Act of 1934.

3.
Election of Governors.  To elect three governors to the open seat positions on our board of governors pursuant to our Amended and Restated Operating Agreement and Amended and Restated Member Control Agreement.

In connection with the proposals to amend our Amended and Restated Operating Agreement, Amended and Restated Member Control Agreement and to reclassify our existing common equity units, units held by unit holders who are the record holders of 50,000 or more units will be renamed as Class A Units. Unit holders who are the record holders of at least 10,001 but no more than 49,999 units will receive one Class B Unit for every unit held by such unit holders immediately prior to the reclassification transaction.  Unit holders who are the record holders of 10,000 or fewer units will receive one Class C Unit for every unit held by such unit holders immediately prior to the reclassification transaction.  Generally, if the proposed amendments to our Amended and Restated Operating Agreement and Amended and Restated Member Control Agreement are approved, the voting rights of the Class A Units will remain relatively unchanged.  The voting rights of Class B Units will be restricted to the election of governors and dissolution of the Company.  Class C Units will be restricted to voting only on dissolution.  Our board of governors will be provided with the authority to disallow a transfer of Class A Units if such transfer would result in 300 or more Class A unit holders of record or a transfer of Class B Units or Class C Units if such transfer would result in 500 or more Class B or Class C unit holders or such other number as required to maintain the suspension of our duty to file periodic reports with the SEC. Under the proposed Second Amended and Restated Operating Agreement, the new Class B and Class C unit holders will receive the same share of our “profits” and “losses” as our Class A unit holders, and their respective rights to receive distributions of our assets will not change.  Unit holders of record at the close of business on __________________ are entitled to notice of and to vote at the Member Meeting and any adjournment or postponement of the Member Meeting.

The accompanying proxy statement includes a discussion of the reasons, effects, alternatives and factors considered by the board in connection with its approval of the reclassification and corresponding amendments to the Amended and Restated Operating Agreement and Amended and Restated Member Control Agreement.  We encourage you to read carefully the proxy statement and appendices.

By order of the Governors,

/s/ Mike Appert

Mike Appert
Chairman and President

YOUR VOTE IS VERY IMPORTANT.

Whether or not you plan to attend the combined special and annual meeting in person, please take the time to vote by completing and marking the enclosed proxy card in the enclosed postage-paid envelope.  If you attend the combined special and annual meeting, you may still vote in person if you wish, even if you have previously returned your proxy card.  You may fax the enclosed proxy card to the Company at 701-974-3309 or mail it to us using the enclosed envelope.  The proxy card must be returned to the Company no later than ____ _.m. on _______, 20___.

Your board of governors unanimously recommends that you vote “FOR” approval of the proposed amendments to our Amended and Restated Operating Agreement and our Amended and Restated Member Control Agreement contained in the proposed Second Amended and Restated Operating Agreement and proposed Second Amended and Restated Member Control Agreement that will, among other things, effect the reclassification.  Additionally, our board unanimously recommends that you vote “FOR” the proposal to reclassify the units held by unit holders who are the record holders of 50,000 or more units into Class A Units, the units held by unit holders who are the record holders of not more than 49,999 or fewer than 10,001 units into Class B Units, and the units held by unit holders who are the record holders of 10,000 or fewer units into Class C Units.

Your board of governors _______________ the nominees to the Board of Governors set forth in this proposal.  Under applicable North Dakota law, the election of each nominee requires the affirmative vote by a plurality of the voting power of the Units present and entitled to vote on the election of governors at the combined special and annual meeting at which a quorum is present.

TABLE OF CONTENTS
SUMMARY TERM SHEET	1

QUESTIONS AND ANSWERS ABOUT AND SUMMARY TERMS OF THE RECLASSIFICATION TRANSACTION	1

QUESTIONS RELATED TO GOVERNOR ELECTIONS	12

SPECIAL FACTORS	13

THE SECOND AMENDED AND RESTATED OPERATING AGREEMENT	34

THE SECOND AMENDED AND RESTATED MEMBER CONTROL AGREEMENT	35

DESCRIPTION OF UNITS	36

PROPOSAL #3 ELECTION OF THREE MEMBERS OF THE BOARD OF GOVERNORS	43

ABOUT THE SPECIAL MEETING	44

FINANCIAL INFORMATION	47

MARKET PRICE OF RED TRAIL ENERGY, LLC UNITS AND DISTRIBUTION INFORMATION	53

IDENTITY AND BACKGROUND OF FILING PERSONS	53

CORPORATE GOVERNANCE	56

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	58

UNIT PURCHASE INFORMATION	60

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	60

EXECUTIVE OFFICER AND GOVERNOR COMPENSATION	61

OTHER MATTERS	64

APPENDIX A	AMENDED AND RESTATED OPERATING AGREEMENT
APPENDIX B	PROPOSED SECOND AMENDED AND RESTATED OPERATING AGREEMENT
APPENDIX C	AMENDED AND RESTATED MEMBER CONTROL AGREEMENT
APPENDIX D	PROPOSED SECOND AMENDED AND RESTATED MEMBER CONTROL AGREEMENT
APPENDIX E	ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2009 ON FORM 10-K AND QUARTERLY REPORT FOR THE FISCAL QUARTER ENDED MARCH 31, 2010 ON FORM 10-Q
APPENDIX F	FORM OF PROXY
APPENDIX G	FORM OF TRANSMITTAL LETTER

SUMMARY TERM SHEET

This summary provides an overview of material information from this proxy statement about the proposed reclassification transaction and the proposed amendments to our currently effective Amended and Restated Operating Agreement and Amended and Restated Member Control Agreement contained in the proposed Second Amended and Restated Operating Agreement and proposed Second Amended and Restated Member Control Agreement.  However, it is a summary only.  To better understand the transaction and for a more complete description of its terms, we encourage you to read carefully this entire document and the documents to which it refers before voting.

In this proxy statement, “RTE,” “we,” “our,” “ours,” “us” and the “Company” refer to RED TRAIL ENERGY, LLC, a North Dakota limited liability company.  The term “reclassification” refers to the reclassification of our registered units into three separate classes of units, Class A, Class B and Class C.  The reclassification is designed to reduce the number of RTE unit holders of record holding our common equity units to below 300 by reclassifying a portion of the common equity units as Class A Units, and the remaining units will be reclassified as Class B or Class C Units which will result in less than 500 unit holders of each of our Class B and Class C Units. This will allow us to suspend our filing obligations under the Securities Exchange Act of 1934, as amended. “Class A unit holders” refers to unit holders of our common equity units of record with 50,000 or more units. The new “Class B unit holders” refers to all the RTE unit holders of record with at least 10,001 but no more than 49,999 units.  The new “Class C unit holders” refers to all the RTE unit holders of record with 10,000 or fewer units.  References to our “common equity units” refer to our currently outstanding membership units; a portion of such outstanding units will be renamed as Class A units in the event the reclassification transaction is consummated.

RED TRAIL ENERGY, LLC

RED TRAIL ENERGY, LLC was formed as a North Dakota limited liability company on July 16, 2003.  Our principal business office is currently located at 3682 Highway 8 South, Richardton, North Dakota 58652.  We are managed by a seven member board of governors.  Our telephone number is (701) 974-3308.

Since January 2007, we have been engaged in the production of ethanol and distillers grains.  Our ethanol plant is a 50 million gallon per year facility.  Our revenues are derived from the sale and distribution of ethanol and distillers grains throughout the continental United States, Canada, and overseas.  The principal markets for our ethanol are petroleum terminals in the continental United States.

QUESTIONS AND ANSWERS ABOUT AND SUMMARY TERMS OF THE RECLASSIFICATION TRANSACTION

Q:           What is the proposed reclassification transaction?

A:
We are proposing that our members adopt a Second Amended and Restated Operating Agreement and Second Amended and Restated Member Control Agreement that will include amendments to our currently effective Amended and Restated Operating Agreement dated July 31, 2008 and our currently effective Amended and Restated Member Control Agreement dated May 28, 2009.  If the proposed Second Amended and Restated Operating Agreement and proposed Second Amended and Restated Member Control Agreement is adopted, it will, among other things, result in the creation of three separate classes of units, Class A Units, Class B Units and Class C Units, and the reclassification of units held by holders of 50,000 or more units into Class A Units, units held by holders of between 10,001 and 49,999 units into Class B Units, and units held by holders of 10,000 or fewer units into Class C Units on the basis of one unit of Class A, Class B or Class C for each unit currently held by such unit holder.

We are proposing that you adopt two general amendments to our currently effective Amended and Restated Operating Agreement and Amended and Restated Member Control Agreement, one of which will provide for the authorization of three classes of units, Class A, Class B and Class C Units, and the other of which will provide for the authorization of the reclassification of our existing units into the three separate and distinct classes.  Unless both amendments pass for both agreements, neither amendment will be implemented.  Thus, for purposes of this proxy statement, when we refer to the term “reclassification transaction” we are referring to both the creation of the three classes of units and the reclassification of our units since we will not implement one amendment without each of the two amendments being approved for both agreements.  See “Overview of the Reclassification Transaction” beginning on page __.

Q:	What is the purpose and structure of the proposed reclassification transaction?

A:
The purpose of the reclassification transaction is to allow us to terminate our SEC reporting obligations (referred to as “going private”) by reducing the number of our record unit holders of our common equity units, which will be reclassified as Class A Units, to less than 300, and by having under 500 record unit holders of each of our Class B and Class C Units.  This will allow us to suspend our registration under the Securities Exchange Act of 1934, as amended, and relieve us of the costs typically associated with the preparation and filing of public reports and other documents.  It will also allow our management and employees to refocus time spent on complying with SEC-reporting obligations to operational and business goals. See “Purpose and Structure of the Reclassification Transaction” beginning on page __.

The reclassification transaction is being effected at the record unit holder level.  This means that we will look at the number of units registered in the name of a single holder to determine if that holder’s units will be reclassified.  On April 7, 2010, the Company sent a letter to its unit holders notifying them that they had until May 21, 2010 to make transfers of units prior to the proposed reclassification of units. The purpose of this letter was to allow unit holders the opportunity to make transfers prior to the proposed reclassification so that they could own the requisite number of units to be in their desired class.  However, these unit holders had to act within the constraints of the transfer restrictions in our Amended and Restated Operating Agreement, Amended and Restated Member Control Agreement, federal and state securities laws and the IRS publicly traded partnership rules.

Q:	What will be the effects of the reclassification transaction?

A:
The reclassification transaction is a “going private transaction” for RTE, meaning that it will allow us to deregister with the SEC and we will no longer be subject to reporting obligations under federal securities laws.  As a result of the reclassification transaction, among other things:

•
The number of our common equity units currently registered under the Securities Exchange Act of 1934 (“34 Act”), which will be reclassified as Class A Units, will be reduced from approximately a total of 40,193,973 common equity units to a total of 29,016,098 Class A units and the number of unit holders of record will decrease from a total of 917 unit holders to approximately 174 Class A unit holders of record;

•	The number of Class B units will correspondingly increase from zero to approximately 7,630,765 and be held by approximately 335 Class B unit holders of record;

•	The number of Class C units will correspondingly increase from zero to approximately 3,547,110 and be held by approximately 408 unit holders of record;

•
As a group, the percentage beneficial ownership of and voting power over Class A Units by all governors and executive officers of RTE will increase approximately 5.69% from approximately 14.90% to approximately 20.59% after the reclassification, which is unlikely to have any practical effect on their collective ability to control the Company;

•
The affiliated and unaffiliated new Class A, Class B and Class C unit holders will have received one Class A, Class B or Class C Unit for each unit held by them immediately prior to the effective time of the reclassification and will continue to have an equity interest in RTE and, therefore, will continue to share in our profits and losses and may be entitled to realize any future value received in the event of any sale of the Company;

•
The new Class B and Class C unit holders will be required to surrender their original membership units involuntarily in exchange for Class B or Class C Units, for which they will receive no consideration other than the Class B or Class C Units received in the reclassification;

•
Because of the reduction of our total number of record unit holders of our common equity units, to less than 300 and because the total number of record unit holders of the Class B and Class C Units will be less than 500 for each class, we will be allowed to suspend our status as a reporting company with the SEC;

•
The new Class B unit holders will have limited voting rights and will have no rights to amend our Second Amended and Restated Operating Agreement or our Second Amended and Restated Member Control Agreement unless the proposed amendment alters the unit holder’s financial rights or modifies the unit holder’s limited liability. The loss of these rights may cause potential purchasers of Class B Units to value these units at a value less than Class A Units;

•
The new Class B unit holders will have no right to transfer their units unless such transfer is approved by a majority of our governors. The governors will have the authority to disallow any proposed transfer at their sole discretion. The loss of these rights may cause potential purchasers of Class B Units to value these units at a value less than Class A Units;

•
The new Class C unit holders will only be allowed to vote on dissolution of the Company and will have no right to nominate, elect or remove governors, to amend our Second Amended and Restated Operating Agreement or our Second Amended and Restated Member Control Agreement unless the proposed amendment alters the unit holder’s financial rights or modifies the unit holder’s limited liability. The loss of these rights may cause potential purchasers of Class C Units to value these units at a value less than Class A or Class B Units; and

•
In addition, Class C unit holders will have no right to transfer their units unless such transfer is approved by a majority of our governors. The governors will have the authority to disallow any proposed transfer at their sole discretion.  The loss of these rights may cause potential purchasers of Class C Units to value these units at a value less than Class A or Class B Units.

For a further description of how the reclassification transaction will affect you, please see “Effects of the Reclassification Transaction on Unit Holders of RTE” beginning on page __.

Q:	What does it mean for RTE and our unit holders that RTE will no longer be a public company and subject to federal securities laws reporting obligations?

A:
We will no longer be required to file annual, quarterly and current reports with the SEC, which reports contain important information on the business and financial condition of our Company, so this information will no longer be publicly available.  However, pursuant to our Second Amended and Restated Operating Agreement and our Second Amended and Restated Member Control Agreement and the North Dakota Limited Liability Company Act, our unit holders will be allowed to inspect, upon reasonable request, Company books and records and the Company will be required to make available an annual report to the members containing the Company’s audited financial statements and quarterly reports to the members containing the Company’s unaudited financial statements.  The liquidity of the units you hold in RTE may be further reduced since there will be no public information available about RTE and all of our units will only be tradable in privately negotiated transactions.  We will also no longer be subject to the Sarbanes-Oxley Act, which, among other things, requires our CEO and CFO to certify as to the accuracy of our financial statements and the accuracy of our internal controls over financial reporting.

Q:	Why are you proposing the reclassification transaction?

A:	Our reasons for the reclassification transaction are based on:

•	The administrative burden and expense of making our periodic filings with the SEC;

•
The fact that as a reporting company, we are required to disclose information to the public, including to actual or potential competitors that may be helpful to these competitors in challenging our business operations and to take market share, employees and customers away from us.  Terminating our public company reporting obligations will help to protect that sensitive information from required or inadvertent disclosure;

•
The fact that operating as a non-SEC reporting company will reduce the burden on our management and employees which arises from increasingly stringent SEC reporting requirements, thus allowing management to focus more of its attention on our customers and the community in which we are operating;

•
The fact that management will have increased flexibility to consider and initiate actions, such as a merger or sale of the Company, which may produce long-term benefits and growth without being required to file a preliminary proxy statement with the SEC and otherwise comply with Regulation 14A of the Securities Exchange Act;

•
The fact that our unit holders receive limited benefit from being an SEC reporting company because of our small size and the limited trading of our units compared to the costs associated with the disclosure and procedural requirements of the Sarbanes-Oxley Act;

•
The fact that a going private transaction could be structured in a manner that would allow all our unit holders to retain an equity interest in the Company, and none of our unit holders would be forced out by means of a cash reverse stock split or other transaction; and

•	We anticipate the expense of a going private transaction will be less than the cumulative future expenses we would incur to comply with continued SEC reporting obligations.

We considered that some of our unit holders may prefer that we continue as an SEC reporting company, which is a factor weighing against the reclassification transaction.  However, we believe that the disadvantages and costs of continuing our reporting obligations with the SEC outweigh any advantages associated with doing so.  See “Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation” beginning on page __.

Based on a careful review of the facts and circumstances relating to the reclassification transaction, our board of governors believes that the reclassification transaction and the terms and provisions of the reclassification transaction are substantively and procedurally fair to our unit holders.  Our board of governors unanimously approved the reclassification transaction.

In the course of determining that the reclassification transaction is fair to, and is in the best interests of our unit holders, including both unit holders who will continue to hold our common equity units as Class A Units, as well as those unit holders whose units will be reclassified into Class B or Class C Units, our board considered a number of positive and negative factors affecting these groups of unit holders in making its determination.  To review the reasons for the reclassification transaction in greater detail, please see “Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation” beginning on page __.

Q:           What amendments to the Amended and Restated Operating Agreement and Amended and Restated Member Control Agreement are being proposed by the board of governors?

A:
The board of governors has proposed multiple changes to our Amended and Restated Operating Agreement and our Amended and Restated Member Control Agreement in order to reclassify our units and revise the voting and transfer rights attributed to each new class of units.

The board is also proposing the following changes to the Amended and Restated Member Control Agreement in the Second Amended and Restated Member Control Agreement:

•	Addition of Section 1.26 to include a definition of “Membership Registry;”
•
Moving Sections 1.12 and 1.13 of the Amended and Restated Operating Agreement, related to member action with or without a meeting, into the Second Amended and Restated Member Control Agreement, as Sections 10.2 and 10.3 of the Second Amended and Restated Member Control Agreement, so as to allow modification of the member action provisions of the North Dakota Limited Liability Company Act; and

•
Moving Sections 2.9 and 2.12 of the Amended and Restated Operating Agreement, related to governor action with or without a meeting, into the Second Amended and Restated Member Control Agreement, as Sections 11.2 and 11.3 of the Second Amended and Restated Member Control Agreement, so as to allow modification of the governor action provisions of the North Dakota Limited Liability Company Act.

The board is also proposing the following changes to the Amended and Restated Operating Agreement in the Second Amended and Restated Operating Agreement:

•
Revision of Section 1.15 related to the deadline for member proposals (other than governor nominations) from 60 to 90 days before an annual meeting to not less than 120 days prior to the one year anniversary of the date the preceding year’s annual meeting materials were released to the members;

•	Addition of Section 2.3 to provide for governor removal by the Class A and Class B members or by the other governors; and
•	Removal of Section 1.12, 1.12, 2.9 and 2.12, which were moved to the Second Amended and Restated Member Control Agreement as described above.

The Second Amended and Restated Member Control Agreement and the Second Amended and Restated Operating Agreement also contain non-material changes to make definitions and capitalization consistent between the two documents.  To review the proposed changes to the Amended and Restated Operating Agreement and Amended and Restated Member Control Agreement in greater detail, please see “Description of Proposed Other Changes in the Second Amended and Restated Operating Agreement and Second Amended and Restated Member Control Agreement” beginning on page __ and “Appendix B: Proposed Second Amended and Restated Operating Agreement and Appendix D: Proposed Second Amended and Restated Member Control Agreement.”

Q:            What is the recommendation of our board of governors regarding the reclassification proposals?

A:
The board of governors has determined that the reclassification transaction is advisable and in the best interests of our members.  Our board of governors has unanimously approved the reclassification transaction and recommends that you vote “FOR” approval of the amendments to our Amended and Restated Operating Agreement contained in the proposed Second Amended and Restated Operating Agreement, “FOR” approval of the amendments to our Amended and Restated Member Control Agreement contained in the proposed Second Amended and Restated Member Control Agreement and “FOR” approval of the reclassification of our units into Class A, Class B and Class C at the combined special and annual meeting.  See “Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation” beginning on page __.

Q:           What will I receive in the reclassification transaction?

A:
If you own, in record name, 50,000 or more of our common equity units on the date of the reclassification, your units will automatically be converted into an equal number of Class A Units.  If you own, in record name, no more than 49,999 but no less than 10,001 of our common equity units on the date of the reclassification, your units will automatically be converted into an equal number of Class B Units.  If you own, in record name, 10,000 or fewer of our common equity units on the date of the reclassification, your units will automatically be converted into an equal number of Class C Units.

In the event the proposals to amend our current Amended and Restated Operating Agreement, Amended and Restated Member Control Agreement and to reclassify our units are adopted and you receive units of Class A, Class B or Class C Units:

•	You will receive no consideration for your units when they are reclassified into Class A, Class B or Class C Units;
•	You may hold units even less liquid than the units you currently hold because there is no existing market for our Class A, Class B or Class C Units;
•	Class B and Class C unit holders will receive a security with limited voting rights and thus may hold units with less value;
•	All of our unit holders will receive a security with very limited transferability rights; and
•	All of our unit holders will lose the benefits of holding securities registered under Section 12 of the Securities Exchange Act of 1934.

For additional information, see “Effects of the Reclassification Transaction on Unit Holders of RTE” beginning on page __ and “Effects of the Reclassification Transaction on RTE; Plans or Proposals after the Reclassification Transaction” beginning on page __.

Q:           What are the terms of the Class A, Class B and Class C Units?

A:           The following table sets forth the principal differences between our three classes of units:

	Class A	Class B	Class C

Voting Rights
Entitled to vote on all matters for which unit holder approval is required under our Second Amended and Restated Operating Agreement, Second Amended and Restated Member Control Agreement or North Dakota law. (Section 1.8 of Operating Agreement)

Entitled to vote on the election of our governors, voluntary dissolution and as may be required by our Second Amended and Restated Operating Agreement, Second Amended and Restated Member Control Agreement or North Dakota law. (Section 1.8 of Operating Agreement)

Only entitled to vote on voluntary dissolution and as may be required by our Second Amended and Restated Operating Agreement, Second Amended and Restated Member Control Agreement or North Dakota law.  (Section 1.8 of Operating Agreement)

Transfer Rights
Transfer will only be allowed pursuant to the restrictions set forth in our Second Amended and Restated Operating Agreement, Second Amended and Restated Member Control Agreement and tax and securities laws.  Our board of governors has the sole discretion to approve or disallow any proposed transfer.  Our board of governors has the authority to prohibit transfers that will result in 300 or more Class A unit holders of record and in order to allow transfers that will result in 300 or more Class A unit holders of record such issuance must first be  approved by the holders of a majority of the Class A Governance Rights.  (Section 8.1 of Member Control Agreement)

Transfer will only be allowed pursuant to the restrictions set forth in our Second Amended and Restated Operating Agreement, Second Amended and Restated Member Control Agreement and tax and securities laws.  Our board of governors has the sole discretion to approve or disallow any proposed transfer. Our board of governors has the authority to prohibit transfers that will result in 500 or more Class B unit holders of record and in order to allow transfers that will result in 500 or more Class B unit holders of record such issuance must first be  approved by the holders of a majority of the Class A Governance Rights.  (Section 8.1 of Member Control Agreement)

Transfer will only be allowed pursuant to the restrictions set forth in our Second Amended and Restated Operating Agreement, Second Amended and Restated Member Control Agreement and tax and securities laws. Our board of governors has the sole discretion to approve or disallow any proposed transfer.  Our board of governors has the authority to prohibit transfers that will result in 500 or more Class C unit holders of record and in order to allow transfers that will result in 500 or more Class C unit holders of record such issuance must first be  approved by the holders of a majority of the Class A Governance Rights.  (Section 8.1 of Member Control Agreement)

Minimum/Maximum Ownership Requirements
Holders of Class A Units will not be subject to minimum ownership requirements or limitations after the reclassification transaction. Units classified as Class A units will permanently retain their classification following the classification date.

Holders of Class B Units will not be subject to minimum ownership requirements or limitations after the reclassification transaction. Units classified as Class B units will permanently retain their classification following the classification date.

Holders of Class C Units will not be subject to minimum ownership requirements or limitations after the reclassification transaction. Units classified as Class C units will permanently retain their classification following the classification date.

Amendments to the Operating Agreement and Member Control Agreement
Holders of Class A Units may amend the Company’s Second Amended and Restated Operating Agreement, in addition to the rights of the governors to amend the Second Amended and Restated Operating Agreement (Section 6.6 of the Operating Agreement).  Holders of Class A Units may also amend the Company’s Second Amended and Restated Member Control Agreement (Section 2.5 of the Member Control Agreement).

Holders of Class B Units may not amend the Company’s Second Amended and Restated Operating Agreement or Second Amended and Restated Member Control Agreement.  However, Class B members may vote on any amendment to our Second Amended and Restated Operating Agreement and/or Second Amended and Restated Member Control Agreement if such amendment would modify the limited liability of the member or alter the Financial Rights of the member.
(Section 6.6 of the Operating Agreement and Section 2.5 of the Member Control Agreement)

Holders of Class C Units may not amend the Company’s Second Amended and Restated Operating Agreement or Second Amended and Restated Member Control Agreement.  However, Class C members may vote on any amendment to our Second Amended and Restated Operating Agreement and/or Second Amended and Restated Member Control Agreement if such amendment would modify the limited liability of the member or alter the Financial Rights of the member.
(Section 6.6 of the Operating Agreement and Section 2.5 of the Member Control Agreement)

Sharing of Profits and Losses	Holders of the Class A Units are entitled to share in the profits and losses of the Company on a pro rata basis (Article 6 of Member Control Agreement).	Holders of the Class B Units are entitled to share in the profits and losses of the Company on a pro rata basis (Article 6 of Member Control Agreement).	Holders of the Class C Units are entitled to share in the profits and losses of the Company on a pro rata basis (Article 6 of Member Control Agreement).

Distributions	Holders of Class A Units are entitled to receive distributions on a pro rata basis of Company cash and property as and when declared by the governors (Section 7.1 of the Member Control Agreement).	Holders of Class B Units are entitled to receive distributions on a pro rata basis of Company cash and property as and when declared by the governors (Section 7.1 of the Member Control Agreement).	Holders of Class C Units are entitled to receive distributions on a pro rata basis of Company cash and property as and when declared by the governors (Section 7.1 of the Member Control Agreement).

Dissolution	Holders of Class A Units are entitled to participate pro rata in the distribution of assets upon the Company’s dissolution (Section 7.1 of Member Control Agreement).	Holders of Class B Units are entitled to participate pro rata in the distribution of assets upon the Company’s dissolution (Section 7.1 of Member Control Agreement).	Holders of Class C Units are entitled to participate pro rata in the distribution of assets upon the Company’s dissolution (Section 7.1 of Member Control Agreement).

Information Rights
Holders of Class A Units are entitled to receive financial reports and to access and copy certain information concerning the Company’s business (Section 10-32-51 of the North Dakota Limited Liability Company Act).

Holders of Class B Units are entitled to receive financial reports and to access and copy certain information concerning the Company’s business (Section 10-32-51 of the North Dakota Limited Liability Company Act).

Holders of Class C Units are entitled to receive financial reports and to access and copy certain information concerning the Company’s business (Section 10-32-51 of the North Dakota Limited Liability Company Act).

For a complete description of the terms of the Class A, Class B or Class C Units, please refer to “Rights and Obligations of Class A Units Under the Second Amended and Restated Operating Agreement and Second Amended and Restated Member Control Agreement” beginning on page __, “Rights and Obligations of Class B Units Under the Second Amended and Restated Operating Agreement and Second Amended and Restated Member Control Agreement” beginning on page __, and “Rights and Obligations of Class C Units Under the Second Amended and Restated Operating Agreement and Second Amended and Restated Member Control Agreement” beginning on page __.

Q:	Why are 50,000 units and 10,001 units the “cutoff” numbers for determining which unit holders will receive Class A, Class B or Class C Units?

A:
The purpose of the reclassification transaction is to reduce the number of our record unit holders of our common equity units to fewer than 300 and to have under 500 record unit holders of each of our Class B and Class C Units, which will allow us to deregister as an SEC reporting company.  Our board selected 50,000 units and 10,001 units as the “cutoff” numbers in order to enhance the probability that after the reclassification transaction, if approved, we will have fewer than 300 record unit holders of our common equity units and have fewer than 500 record unit holders of each of our Class B and Class C Units.  See “Overview of the Reclassification Transaction” beginning on page __ and “Purpose and Structure of the Reclassification Transaction” beginning on page __.

Q:	When is the reclassification transaction expected to be completed?

A:
If the proposed reclassification transaction is approved at the combined special and annual meeting, we expect to complete such reclassification transaction as soon as practicable following the combined special  and annual meeting.

Q:           What if the proposed reclassification transaction is not completed?

A:
It is possible that the proposed reclassification transaction will not be completed.  The proposed reclassification transaction will not be completed if less than 66.67% of the total outstanding voting units are voted in favor of the reclassification transaction.  If the reclassification transaction is not completed, we will continue our current operations, and we will continue to be subject to the reporting requirements of the SEC.

Q:	What will happen if, through negotiated trades, RTE gains additional unit holders requiring SEC registration?

A:
We are currently subject to the reporting obligations under Section 13(a) of the Exchange Act, which requires us to file periodic reports with the SEC because our units are registered under Section 12 of the Exchange Act.  Such registration is required under Section 12 because we have more than 500 unit holders of record.  If the unit holders approve the proposals to adopt the Second Amended and Restated Operating Agreement, the Second Amended and Restated Member Control Agreement and to reclassify our units, our common equity units will be held by less than 300 unit holders of record.

We may then file a Form 15 and terminate the registration of our units and the obligation to file Section 13(a) periodic reports arising under Section 12; however, our periodic reporting obligations arising under Section 15(d) of the Exchange Act cannot be terminated, but can only be suspended.  Therefore, if the number of our unit holders of our Class A common equity units ever rises above 300 as of the last day of any fiscal year, then we will again be responsible for filing reports in compliance with Section 15(d).  This would require us to file periodic reports going forward and an annual report for the preceding fiscal year.  If the unit holders of record for our Class B or Class C Units ever exceed 500, then we will again become fully regulated under additional disclosure provisions of the Exchange Act and we will again be responsible for filing reports.  See “Potential Registration of the Class B or Class C Units or Discontinuation of our Suspended Duty to Report” beginning on page __.

Q:	If the reclassification transaction is approved, will we continue to have annual financial statements audited and will unit holders continue to receive information on our Company?

A:
Even if we terminate our registration with the SEC, we will continue to make available to our unit holders an annual report containing audited financial statements in accordance with Section 10-32-52 of the North Dakota Limited Liability Company Act.  In addition, we will continue to make available to our members quarterly reports containing unaudited financial statements.

Q:	Will I have appraisal rights in connection with the reclassification transaction?

A:
Under North Dakota law, our Amended and Restated Operating Agreement and our Amended and Restated Member Control Agreement, you do not have appraisal or dissenter’s rights in connection with the reclassification transaction. Other rights or actions besides appraisal and dissenter’s rights may exist under North Dakota law or federal securities laws for unit holders who can demonstrate that they have been damaged by the reclassification transaction.  See “Appraisal and Dissenters’ Rights” beginning on page __.

Q:	What are the tax consequences of the reclassification transaction?

A:	We believe the reclassification, if approved and completed, will have the following federal income tax consequences:

•	The reclassification transaction should result in no material federal income tax consequences to us;
•	Those unit holders continuing to hold our common equity units as Class A Units will not recognize any gain or loss in connection with the reclassification;
•
Those unit holders receiving Class B or Class C Units will not recognize any gain or loss in the reclassification, and their adjusted tax basis in their Class B or Class C Units held immediately after the reclassification will equal their adjusted tax basis in their original common equity units held immediately before the reclassification, and their holding period for their Class B and Class C Units will include the holding period during which their original common equity units were held.  For further discussion of the tax consequences of the reclassification transaction, see “Material Federal Income Tax Consequences of the Reclassification Transaction” beginning on page __.

Because determining the tax consequences of the reclassification transaction can be complicated and depends on your particular tax circumstances, you should consult your own tax advisor to understand fully how the reclassification transaction will affect you.

Q:           Should I send in my unit certificates now?

A:
No.  If the reclassification transaction is approved at the combined special and annual meeting, we will send you written instructions for exchanging your unit certificates for Class A, Class B or Class C Units after the reclassification transaction is completed.

Q:	Do our governors and officers have different interests in the reclassification transaction?

A:
You should be aware that our governors and executive officers have interests in the reclassification transaction that may present actual or potential, or the appearance of actual or potential, conflicts of interest in connection with the reclassification transaction.

We expect that several of our governors will own more than 50,000 units at the effective time of the reclassification transaction, and, therefore, will be Class A unit holders if the reclassification transaction is approved.  Additionally, some of our governors beneficially own units at the record holder level in increments of less than 50,000 units (in addition to their holdings of 50,000 or more units owned in another record name), and therefore will also be Class B or Class C unit holders if the reclassification transaction is approved.

Because there will be fewer Class A Units following the reclassification transaction, and because the Class B and Class C Units will have limited voting rights, the governors who will be Class A Unit holders will own a larger relative percentage of the voting interest in the Company.  As of the record date, our governors and executive officers collectively beneficially held and had voting power 5,989,161 units, or 14.90% of our units.  Based upon our estimates, taking into account the effect of the reclassification transaction, the governors will beneficially hold and have voting power over 20.59% of our Class A Units following the reclassification transaction.  This represents a potential conflict of interest because our governors approved the proposed amendments to our Amended and Restated Operating Agreement and Amended and Restated Member Control Agreement, approved the reclassification transaction and are recommending that you approve such proposals.  Despite the potential conflict of interest, our board believes the proposed reclassification transaction is fair to our unaffiliated unit holders for the reasons discussed in this proxy statement.  See “Interests of Certain Persons in the Reclassification Transaction” beginning on page __.

Q:	How are we financing the reclassification transaction?

A:
We estimate that the reclassification transaction will cost approximately $130,000, consisting of professional fees and other expenses payable by or related to the reclassification transaction.  See “Fees and Expenses” beginning on page __ for a breakdown of the expenses associated with the reclassification transaction.  We intend to pay the expenses of the reclassification transaction with working capital.  Our board believes that it has attempted to balance the interests of reducing our expenses in transitioning to a non-SEC reporting company while at the same time affording all unit holders the opportunity to retain an equity ownership interest in the Company.

Q:	What does it mean if I receive more than one proxy for the combined special and annual meeting?

A:
It means that you have multiple holdings reflected in our membership register.  Please sign and return ALL proxy forms to ensure that all your membership units are voted.  If you received more than one proxy card but only one copy of the proxy statement and supplemental materials, you may request additional copies from us at any time.

Q:	Where can I find more information about RTE?

A:
Information about us is also available at our website at http://redtrailenergyllc.com, under “SEC Compliance,” which includes links to reports we have filed with the Securities and Exchange Commission.  The contents of our website are not incorporated by reference in this Proxy Statement.

Q:	Who can help answer my questions?

A:
If you have questions about the reclassification transaction after reading this proxy statement or need assistance in voting your units, you should contact Kent Anderson, CFO, of RTE at (701) 974-3308.

Q:	What is the voting requirement for approval of the reclassification transaction?

A:
The presence, in person or by proxy, of a majority of our membership units is necessary to constitute a quorum at the combined special and annual meeting.  Currently 20,096,987 membership units must be present, in person or by proxy, to constitute a quorum at the combined special and annual meeting. Approval of the reclassification transaction and the amendments to our Amended and Restated Operating Agreement and our Amended and Restated Member Control Agreement contained in the Second Amended and Restated Operating Agreement and Second Amended and Restated Member Control Agreement requires the affirmative vote of at least 66.67% of the total outstanding voting units at a meeting of the members where a quorum is present (in person, by proxy, or by mail ballot), or at a minimum 26,809,380 of the total outstanding units.  You may vote your units in person by attending the combined special and annual meeting, or by mailing us your completed proxy card if you are unable, or do not wish, to attend.  The proxy card must be returned to the Company no later than ____ _.m. on _________, 20____ for your vote to be valid if you do not plan to attend the meeting in person.

Q:	How can I revoke my proxy?

A:
You can revoke your proxy at any time before we take a vote at the meeting by submitting a written notice revoking the proxy, or by attending the meeting and voting in person.  See “Voting and Revocation of Proxies” beginning on page __.

Q:           What is the effect of an abstention?

A:
Because approval of the reclassification requires approval of 66.67% of the total voting units outstanding, abstentions will count for purposes of establishing a quorum at the combined special and annual meeting and will have the effect of a vote “AGAINST” the reclassification transaction.  Therefore, if 33.33% or more of the voting units vote against or abstain from voting, the reclassification will not be approved.  See “Quorum; Vote Required for Approval” beginning on page __.

Q:	Who will count the votes?

A:
All votes will be tabulated by Kent Anderson, the Company’s Chief Financial Officer, and also by the inspector of election appointed for the combined special and annual meeting, who will separately tabulate affirmative and negative votes and abstentions.

Q:	Who is paying for this proxy solicitation?

A:
The entire cost of this proxy solicitation will be borne by RTE.  The cost will include the cost of supplying necessary additional copies of the solicitation material for beneficial owners of units held of record by brokers, dealers, banks and voting trustees and their nominees and, upon request, the reasonable expenses of such record holders for completing the mailing of such material and report to such beneficial owners. See “Solicitation of Proxies; Expenses of Solicitation” beginning on page __.

QUESTIONS RELATED TO GOVERNOR ELECTIONS

Q:	What is the voting requirement to elect the governors?

A.
Governors are elected by a plurality of the votes cast.  This means that the individuals nominated for election to each group who receive the most votes will be elected.  The candidates receiving the highest number of votes for each group, up to the number of governors to be elected for that group, shall be elected.

Q.	How did you select who to nominate for governors?

A.
The Nominating Committee of our Board of Governors undertook a detailed review of all prospective nominees that either submitted their own names for consideration, had their names submitted by another person for consideration for election to our Board of Governors, or who the Nominating Committee contacted directly as of the advance notice deadline for member proposals.

[Insert nomination process when complete]

Based on this evaluation of the nominees, the Nominating Committee recommended that _____________, be nominated for election as Group III governors, to serve until the 2013 Annual Meeting or until their successors are duly elected and qualified.  The Board recommends that members vote _______________.

Q.	How many votes can I cast when electing governors?

A.
In accordance with the cumulative voting rights set forth in the Company’s Articles of Organization and in Section 10-32-76 of the North Dakota Limited Liability Company Act, to which the Company is subject, you are entitled to give a nominee as many votes as is equal to the number of Units you own multiplied by the number of governors to be elected, or you may distribute your votes among the nominees as you see fit.  For example, if you own 100 Units as of the Record Date, and if three governors are to be elected in a group at the Annual Meeting, you have 300 votes that you can allocate among the nominees in that group in any manner you  choose.  If three governors are to be elected in a group at the Annual Meeting, the three nominees receiving the highest number of affirmative votes at the Annual Meeting will be elected to the Company’s Board.

SPECIAL FACTORS

Overview of the Reclassification Transaction

This proxy statement is being furnished in connection with the solicitation of proxies by our board of governors at a combined special and annual meeting at which our members will be asked to consider and vote upon amendments to our Amended and Restated Operating Agreement and Amended and Restated Member Control Agreement.  If approved, the amendments to our Amended and Restated Operating Agreement and our Amended and Restated Member Control Agreement contained in the Second Amended and Restated Operating Agreement and Second Amended and Restated Member Control Agreement will, among other things, result in a reclassification of our common equity units into three separate and distinct classes.

If the amendments and the reclassification transaction are approved as described below, unit holders of record with 50,000 or more units immediately prior to the reclassification transaction will receive one Class A Unit for each of their common equity units held immediately prior to the reclassification transaction.  Unit holders of record with no more than 49,999 but no less than 10,001 units immediately prior to the reclassification transaction will receive one Class B Unit for each of their common equity units held immediately prior to the reclassification transaction.  Unit holders of record with 10,000 or fewer units immediately prior to the reclassification transaction will receive one Class C Unit for each of their common equity units held immediately prior to the reclassification transaction.  We intend, immediately following the reclassification, to terminate the registration of our common equity units with the SEC and suspend further reporting under the Securities Exchange Act of 1934, as amended.

If approved by our unit holders at the combined special and annual meeting and implemented by our board of governors, the reclassification transaction will generally affect our unit holders as follows:

UNIT HOLDER POSITION PRIOR TO THE RECLASSIFICATION TRANSACTION	EFFECT OF THE RECLASSIFICATION TRANSACTION

Unit holders of record holding 50,000 or more units	Unit holder will hold the same number of units held prior to the reclassification transaction but such units shall be reclassified as Class A Units.
Unit holders of record holding no more than 49,999 but no fewer than 10,001 units	Unit holders will hold the same number of units held prior to the reclassification transaction but such units shall be reclassified as Class B Units.
Unit holders of record holding 10,000 or fewer units	Unit holders will hold the same number of units held prior to the reclassification transaction but such units shall be reclassified as Class C Units.

Unit holders holding units in “street name” through a nominee (such as a bank or broker)
The reclassification transaction will be effected at the record unit holder level.  Therefore, regardless of the number of beneficial holders or the number of shares held by each beneficial holder, shares held in “street name” will be subject to the reclassification transaction, and the beneficial holders who hold their units in “street name” will be continuing unit holders with the same number of units as before the reclassification transaction.

The effects of the reclassification transaction on each group of unit holders are described more fully below under “Effects of the Reclassification Transaction on Unit Holders of RTE” beginning on page _ and the effects on the Company are described more fully below under “Effects   of the Reclassification Transaction on RTE; Plans or Proposals after the Reclassification Transaction” beginning on page __.

Background of the Reclassification Transaction

As an SEC reporting company, we are required to prepare and file with the SEC, among other items, the following:

•	Annual Reports on Form 10-K;

•	Quarterly Reports on Form 10-Q;

•	Current Reports on Form 8-K; and

•	Proxy Statements on Form 14A.

Our management and several of our employees expend considerable time and resources preparing and filing these reports and we believe that such time and resources could be beneficially diverted to other areas of our operations that would allow management and those employees to focus more of their attention on our business. Also, as a reporting company, we are required to disclose information to the public, including to actual or potential competitors that may be helpful to the competitors in challenging our business operations and to take market share, employees and customers away from the Company. In addition, the costs associated with these reports and other filing obligations comprise a significant corporate overhead expense.  These costs include, but are not limited to, securities counsel fees, auditor fees, special board meeting fees, costs of printing and mailing documents, and word processing and filing costs.  Our registration and reporting related costs have been increasing over the years due to the requirements imposed by the Sarbanes-Oxley Act of 2002 (“SOX”).  In past years we were only required to comply with certain sections of SOX; however, we believe that our SOX compliance costs will increase significantly this year, as we became subject to the full requirements of Section 404 of SOX during the current fiscal year.  Section 404 requires us to include in our Annual Report on Form 10-K our management’s report on, and assessment of, the effectiveness of our internal controls over financial reporting.  In addition, our independent auditors must attest to and report on management’s assessment of the effectiveness of our internal controls over financial reporting and the effectiveness of those internal controls.  We estimate that our costs and expenses incurred in connection with SEC reporting for 2010 will be approximately $120,000, which assumes the reclassification will be approved and our SEC reporting requirements will be suspended prior to the deadline to file a quarterly report for our third quarter.

As of July 12, 2010, we had 40,193,973 units issued and outstanding, held by approximately 917 current unit holders of record.  Of our approximately 917 unit holders of record, we believe approximately 743, or 81.03%, hold 49,999 or fewer units.  Our board of governors and management believe that the recurring expense and burden of our SEC-reporting requirements described above are not cost efficient for RTE.  Becoming a non-SEC reporting company will allow us to avoid these costs and expenses.  In addition, once our SEC reporting obligations are suspended, we will not be subject to the provisions of the Sarbanes-Oxley Act of 2002 or the liability provisions of the Securities Exchange Act of 1934, as amended, and our officers will not be required to certify the accuracy of our financial statements under SEC rules.

There can be many advantages to being a public company, possibly including a higher value for our units, a more active trading market and the enhanced ability of the Company to raise capital or make acquisitions.  However, there is a limited market for our units and, in order to avoid being taxed as a corporation under the publicly traded partnership rules under Section 7704 of the Internal Revenue Code, our member units cannot be traded on an established securities market or be readably tradable in a secondary market, thereby assuring that there will continue to be a limited market for our member units.  We have therefore not been able to effectively take advantage of these benefits.  Based on the limited number of units available and the trading restrictions we must observe under the Internal Revenue Code, we believe it is highly unlikely that our units would ever achieve an active and liquid market comprised of many buyers and sellers.  In addition, as a result of our limited trading market and our status as a limited liability company, we are unlikely to be well-positioned to use our public company status to raise capital in the future through sales of additional securities in a public offering or to acquire other business entities using our units as consideration.

In January 2010 we contacted counsel regarding the benefits and detriments of terminating the registration of our membership units under federal securities laws and suspending our SEC reporting obligations and the requirements and methods available to accomplish the same.  From January through March 2010, our board had substantial discussions regarding the costs associated with going private and the ongoing costs of remaining an SEC-reporting company.  Our board concluded that the Company receives little benefit in being a public company but incurs significant expense to meet the public company reporting requirements.  In particular there is little trading volume with our common equity units.  Our board of governors discussed these burdens and costs and lack of benefits, and it became clear that the recurring expense and burden of our SEC reporting requirements are not cost efficient and that becoming a non-SEC reporting company would allow us to avoid these costs and expenses.  Our board concluded that the benefits of being an SEC-reporting company are substantially outweighed by the burden on management, the expense related to the SEC reporting obligations and the burden on the Company’s ability to explore long-term strategies while being a public reporting company.

Our board considered the requirements for going private as well as the alternatives available for a going private transaction, including a reverse unit split, self-tender offer whereby unit holders owning less than a certain number of units would be “cashed out,” and a reclassification of our units in order to reduce our number of record holders to below 300.  Because our cash resources to effect such a transaction are limited and we believe many of our unit holders feel strongly about retaining their equity interest in the Company, management and our board found the prospect of effecting a going private transaction by reclassifying some of our units an attractive option.

At a special meeting of our board held on March 19, 2010 and attended by our counsel, our board discussed the business considerations for engaging in a going private transaction, highlighting the advantages and disadvantages and issues raised in a going private transaction.  Specifically, the board discussed the following advantages of going private:

•
As a reporting company, we are required to expend significant costs in connection with our ‘34 Act obligations, including, but not limited to, higher external auditing and accounting costs, higher costs of internal controls, increased SEC reporting costs, increased legal/consulting costs, and special board meeting fees.  These costs are expected to increase this year as we became subject to the full requirements of Section 404 of SOX. Suspending our public company reporting obligations will help reduce or eliminate these additional and significant costs.

•
As a reporting company, we are required to disclose information to the public, including to actual or potential competitors that may be helpful to these competitors in challenging our business operations and to take market share, employees and customers away from us.  Suspending our public company reporting obligations will help to protect that sensitive information from required or inadvertent disclosure.  Although we will no longer be required to disclose this information publicly, members will maintain the right of reasonable access to the Company’s books and records and will be entitled to receive fiscal year end audited financial statements and quarter end unaudited financial statements.

•
Operating as a non-SEC reporting company will reduce the burden on our management and employees that arises from the increasingly stringent SEC reporting requirements, thus allowing management and our employees to focus more of their attention on our core business.

•
Operating a non-SEC reporting company may reduce expectations to produce and publicly report short-term per unit earnings and may increase management’s flexibility to consider and balance actions between short-term and long-term income goals.

•
Our unit holders may receive limited benefit from being an SEC reporting company because of our small size and the limited trading of our units compared to the costs associated with the disclosure and procedural requirements of the SEC, including the Sarbanes-Oxley Act.

•
Our smaller unit holders will continue to have an equity interest in our Company and therefore will continue to share in our profits and losses and distributions on the same per unit basis as all other unit holders.

•
Our ability to explore, secure and structure financing or other transactions to maximize long-term member value through prospective capital providers or a potential sale, merger, consolidation or other business combination between our Company and a third party may be more successful without the requirement of publicly reporting such negotiations and transactions.

At this meeting, the board also considered the potential negative consequences of this transaction to our unit holders, and in particular, our smaller unit holders who will be reclassified into Class B and Class C Units:

•
Our unit holders will lose the benefits of registered securities, such as access to the information concerning the Company that is required to be disclosed in periodic reports to the SEC although the unit holders will retain their rights of reasonable access to the Company’s books and records and will be entitled to receive fiscal year end audited financial statements and quarter end unaudited financial statements.

•
Our unit holders will lose certain statutory safeguards since we will no longer be subject to the requirements of the Sarbanes-Oxley Act, which required our CEO and CFO to certify as to the Company’s financial statements and internal controls over financial reporting and as to the accuracy of our reports filed with the SEC.

•	The value and liquidity of our units may be reduced as a result of the Company no longer being a public company or as a result of the differing terms among the reclassified units.

•	Our potential costs, in terms of time and dollars, in connection with accomplishing the going private filings.

•	Going private may reduce the attractiveness of stock based incentive plans, which are often used for executives and other key employees.

•	Potential liability may exist for our officers and governors associated with the “interested” nature of the deregistration transaction.

•	We may have increased difficulty in raising equity capital in the future, potentially limiting our ability to expand due to the restrictions involved in the private sale of securities.

Additionally, at the meeting, the process and mechanism for going private was discussed.  The board discussed the possibility of forming an independent special committee to evaluate the reclassification transaction.  However, the board believed that the fact that our board would be treated the same as the other unit holders and that no consideration had been given to the unit cutoff number relative to the unit ownership of the board members, a special committee for the reclassification transaction was not needed.  The board also discussed requiring approval of the transaction by a majority of unaffiliated unit holders and considered the fact that the interests of the unit holders receiving Class B or Class C Units are different from the interests of the unit holders owning Class A Units and may create actual or potential conflicts of interest in connection with the reclassification transaction.  However, because affiliated and unaffiliated unit holders would be treated identically in terms of the approval process of the reclassification transaction, the board believed a special vote was not necessary.

After this discussion, the board agreed that it is in the best interest of the Company to move forward with the deregistration process and instructed counsel to proceed with reclassifying our units in order to no longer be a public reporting company.

On June 22, 2010, at a special board meeting, our board of governors unanimously approved the amendments to our Amended and Restated Operating Agreement and our Amended and Restated Member Control Agreement as contained in the Second Amended and Restated Operating Agreement and Second Amended and Restated Member Control Agreement to authorize Class A, Class B and Class C Units and to reclassify our outstanding units as follows: unit holders holding 50,000 or more units will be classified as holders of Class A Units; unit holders holding no more than 49,999 but no less than 10,001 units will be classified as holders of Class B Units; and unit holders holding 10,000 or fewer units will be classified as holders of Class C Units.  The approval of the amendments to our Amended and Restated Operating Agreement, Amended and Restated Member Control Agreement and the reclassification transaction was based upon the factors discussed above.

Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation

RTE’s Reasons for the Reclassification

As a small company whose shares are not listed on any exchange or traded on any quotation system, we have struggled to maintain the costs associated with being a public company, while not enjoying many of the benefits associated with being a public company.  We expect our costs associated with our reporting obligations to increase this year as we became subject to the full requirements of the rules adopted by the SEC pursuant to Section 404 of the Sarbanes-Oxley Act.  Finally, in order for the Company to maximize the long-term value of membership in the Company, it is necessary to explore various potential options with third parties including both equity and debt financing options as well as business consolidation transactions.  We believe that the exploration of these options will be better suited for a private company as the reporting of such transactions may create a disadvantage in our bargaining and negotiation powers in such transactions.  We are undertaking the reclassification transaction at this time to end our SEC reporting obligations, which will enable us to save the Company and our unit holders the substantial costs associated with being a reporting company, and these costs are only expected to increase over time.  The specific factors considered in electing at this time to undertake the reclassification transaction and become a non-SEC reporting company are as follows:

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We estimate that we will be able to reallocate resources and eliminate costs and avoid anticipated future costs of approximately $240,000 on an annual basis starting in fiscal year ending December 31, 2011, by eliminating the requirement to make periodic reports and reducing the expenses of communications with our unit holders.  These annual expenses are expected to include audit expenses ($85,000), legal expenses ($60,000), XBLR Edgarization reporting compliance ($50,000), internal control testing and SOX compliance ($40,000) and other miscellaneous expenses of $5,000.  These amounts are just estimated savings after considering expenses expected to continue after the going private transaction.  We will continue to incur some accounting and auditing expenses to maintain our books and records in accordance with GAAP and make available annual and quarterly reports to our members.

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We believe the disclosure and procedural requirements of the SEC reporting rules and the Sarbanes-Oxley Act, specifically in connection with the full requirements of Section 404 of the Sarbanes-Oxley Act, to which we became subject this fiscal year, will divert efforts from our board of governors, management and staff and will result in significant legal, accounting and administrative expense, without commensurate benefit to our unit holders.  We expect to continue to make available to our unit holders Company financial information on an annual and quarterly basis, but these reports will not be required to comply with many of the information requirements applicable to SEC periodic reports and will not generally include that information. Therefore, we anticipate that the costs associated with these reports will be substantially less than the costs we currently incur and would otherwise incur in the future in connection with our periodic filings with the SEC.

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In our board of governors’ judgment, little or no justification exists for the continuing direct and indirect costs of registration with the SEC given that our compliance costs have increased as a result of heightened government oversight; the low trading volume in our units; that at the time our board approved the reclassification transaction, approximately 743 of our unit holders held 49,999 or fewer units; and that any need to raise capital or enter into other financing or business consolidation arrangements will likely not involve raising capital in the public market.  If it becomes necessary to raise additional capital, we believe that there are adequate sources of additional capital available, whether through borrowing or through private or institutional sales of equity or debt securities or alternative business consolidation transactions, although we recognize that there can be no assurance that we will be able to raise additional capital or finalize any business consolidation transaction with a third party to maintain the viability and growth of the Company when required, or that the cost of additional capital or the results of any such transactions will be attractive.

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Because of our desire to avoid being taxed as a corporation under the publicly traded partnership rules under Section 7704 of the Internal Revenue Code, our units are not listed on an exchange.  Although trading of our units is facilitated through a qualified matching service, an alternative trading system, as defined by the SEC, we do not enjoy sufficient market liquidity to enable our unit holders to trade their units very easily.  In addition, our units are subject to transferability restrictions, requiring the consent of our governors in most instances.  We also do not have sufficient liquidity in our units to use it as potential currency in an acquisition.  As a result, we do not believe that registration of our units under the Securities Exchange Act has benefited our unit holders in proportion to the costs we have incurred and expect to incur in the future.

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As a reporting company, we are required to disclose information to the public, including to actual and potential competitors which may be helpful to these competitors in challenging our business operations.  Some of this information includes disclosure of material agreements affecting our business, the development of new technology, product research and development, known market trends and contingencies that may impact our operating results.  These competitors and potential competitors can use that information against us in an effort to take market share, employees, and customers away from us.  Terminating our reporting obligation will help to protect that sensitive information from required or inadvertent disclosure.

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We expect that operating as a non-SEC reporting company will reduce the burden on our management and employees that arises from the increasingly stringent SEC reporting requirements. This will allow our management and employees to focus more of their attention on our business, our customers, and the community in which we operate.

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We expect that operating as a non-SEC reporting company will increase management’s flexibility to consider and initiate actions such as a merger or sale of the Company without being required to file a preliminary proxy statement with the SEC and otherwise comply with Regulation 14A of the Securities Exchange Act.

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The reclassification transaction proposal allows us to discontinue our reporting obligations with the SEC, but still allows those unit holders receiving Class A, Class B, or Class C Units to retain an equity interest in RTE.  Therefore, our Class A, Class B, and Class C unit holders will continue to share in our profits and losses and distributions.

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Operating as a non-SEC reporting company may reduce the expectation to produce short-term per unit earnings and may increase management’s flexibility to consider and balance actions between short-term and long-term growth objectives.

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We expect that completing the reclassification transaction at this time will allow us to begin to realize cost savings and will allow our management and employees to redirect their focus to our business and customers.

We considered that some of our unit holders may prefer to continue as unit holders of an SEC reporting company, which is a factor weighing against the reclassification transaction.  However, we believe that the disadvantages of remaining a public company subject to the registration and reporting requirements of the SEC outweigh any advantages.  There is a limited market for our units and, in order to avoid being taxed as a corporation under the publicly traded partnership rules under Section 7704 of the Internal Revenue Code, our units cannot be traded on an established securities market or be readily tradable in a secondary market, thereby assuring that there will continue to be a limited market for our units. We have no present intention to raise capital through sales of securities in a public offering in the future or to acquire other business entities using our membership units as the consideration for such acquisition.  Accordingly, we are not likely to make use of any advantage that our status as an SEC reporting company may offer.

The board realized that many of the benefits of a Rule 13e-3 transaction, such as eliminating costs associated with SEC reporting obligations and allowing management and employees to focus on core business initiatives, have been in existence for some time.  However, once the board felt the impact over time of the increasingly stringent regulation brought on by the Sarbanes-Oxley Act and the expanded reporting requirements of larger reporting companies faced by the Company over the past few fiscal years, the board began to seriously consider a transaction that would result in the deregistration of our units.  Moreover, the board believes that the costs, both in terms of time and money spent in connection with SEC reporting obligations, will increase this fiscal year as the Company became subject to the full requirements of Section 404 of the Sarbanes-Oxley Act.  See “Overview of the Reclassification Transaction” beginning on page __.

Other than the cost savings and other benefits associated with becoming a non-SEC reporting company, as outlined above and as described in the discussion under “Purpose and Structure of the Reclassification Transaction” on page __, we do not have any other purpose for engaging in the reclassification transaction at this particular time.

In view of the wide variety of factors considered in connection with its evaluation of the reclassification transaction, our board of governors did not find it practicable to, and did not, quantify or otherwise attempt to assign relative weights to the specific factors it considered in reaching its determination.

The reclassification transaction, if completed, will have different effects on the Class A unit holders, Class B unit holders, and Class C unit holders.  You should read “Our Position as to the Fairness of the Reclassification Transaction” below and “Effects of the Reclassification Transaction on Unit Holders of RTE” beginning on page __ for more information regarding the effects of the reclassification transaction.

We considered various alternative transactions to accomplish the proposed transaction, including a tender offer, a stock repurchase on the open market or a reverse stock split whereby unit holders owning less than a certain number of units would be “cashed out,” but ultimately elected to proceed with the reclassification because these alternatives could be more costly, might not have effectively reduced the number of unit holders below 300, and would not allow all unit holders to retain an equity interest in RTE.  We have not received any proposal from third parties for any business combination transactions, such as a merger, consolidation or sale of all or substantially all of our assets.  Our board did not seek any such proposal because these types of transactions are inconsistent with the narrower purpose of the proposed transaction, which is to discontinue our SEC reporting obligations.  Our board believes that by implementing the reclassification transaction, our management will be better positioned to focus on transactions to maximize our long-term goals, attention on our customers and core business initiatives, and our expenses will be reduced. See “Purposes and Structure of the Reclassification Transaction” beginning on page __ for further information as to why this reclassification transaction structure was chosen by our board.

Our Position as to the Fairness of the Reclassification Transaction

Based on a careful review of the facts and circumstances relating to the reclassification transaction, our board of governors believes that the Second Amended and Restated Operating Agreement, the Second Amended and Restated Member Control Agreement and the “going private” transaction (i.e., the Rule 13e-3 transaction), including all the terms and provisions of the reclassification transaction, are substantively and procedurally fair to all our unit holders.  Our board of governors unanimously approved the reclassification transaction and has recommended that our unit holders vote “FOR” the reclassification transaction and “FOR” approval of the proposed amendments to our Amended and Restated Operating Agreement and our Amended and Restated Member Control Agreement as contained in the proposed Second Amended and Restated Operating Agreement and proposed Second Amended and Restated Member Control Agreement that will, among other things, effect the reclassification.

In concluding that the terms and conditions of the Rule 13e-3 transaction and the reclassification transaction are substantively fair to unaffiliated unit holders, our board of governors considered a number of factors.  In its consideration of both the procedural and substantive fairness of the transaction, our board considered the potential effect of the transaction as it relates to all unaffiliated unit holders generally, to unit holders receiving Class B or Class C Units and to unit holders continuing to own common equity units as Class A Units.  Because the transaction will affect unit holders differently only to the extent that some will receive Class B Units in the reclassification transaction, some will receive Class C Units and some will retain their common equity units as Class A Units, these are the only groups of unit holders with respect to which the board considered the relative fairness and the potential effects of the reclassification transaction.  See “ Effects of the Reclassification Transaction on Unit Holders of RTE” beginning on page __.

Substantive Fairness

The factors that our board of governors considered positive for our unaffiliated unit holders, including both those that will continue to hold our common equity units as Class A Units as well as those who will have their units converted into Class B or Class C Units, include the following:

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Our smaller unaffiliated unit holders who prefer to remain as holders of our common equity units as Class A Unit holders, despite the board’s recommendation, had notice that they had until May 21, 2010 to acquire sufficient units so that they could hold 50,000 or more units in their own names prior to the reclassification transaction.  The limited market for our member units may have made acquiring sufficient units difficult and there may have been costs to unaffiliated unit holders, beyond the purchase price of such units, associated with the acquisition.  However, we believe that acquiring additional units was an option available to our unaffiliated unit holders and our unaffiliated unit holders were able to weigh the costs and benefits of implementing an acquisition of additional units.

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Beneficial owners who hold their units in “street name,” who would receive Class B or Class C Units if they were record owners instead of beneficial owners, and who wish to receive Class B or Class C Units as if they were record owners instead of beneficial owners, had notice that they had until May 21, 2010 to transfer their units so that they could receive Class B or Class C Units.

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Our unaffiliated unit holders receive little benefit from our being an SEC reporting company because of our small size, the lack of analyst coverage and the limited trading of our units compared to the costs associated with the disclosure and procedural requirements of the Sarbanes-Oxley Act, in addition to the legal, accounting and administrative costs involved in being a public company. Accordingly, we believe that the costs to our unaffiliated unit holders of being a public company are not commensurate with the benefits to our unit holders of being a public company.

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All our unaffiliated unit holders will realize the potential benefits of termination of registration of our units, including reduced expenses as a result of no longer being required to comply with the SEC reporting requirements.

•	The reclassification should not result in a taxable event for any of our unaffiliated unit holders.

•	All our unaffiliated unit holders will continue to have the opportunity to equally participate in future profit and loss allocations and distributions on a per unit basis.

•	Our affiliated unit holders will be treated in the same manner in the reclassification transaction as our unaffiliated unit holders and will be reclassified according to the same standards.

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Our unaffiliated unit holders are not being “cashed out” in connection with the reclassification transaction, and our member units will continue to have the same material economic rights and preferences.

In addition to the positive factors applicable to all our unaffiliated unit holders set forth above, the factors that our board of governors considered positive for those unaffiliated unit holders receiving Class B or Class C Units included:

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All our smaller unaffiliated unit holders will continue to have an equity interest in RTE and therefore will share in our profits and losses and distributions on the same per unit basis as our Class A Unit holders.

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Our Class B and Class C unaffiliated unit holders will still have some voting rights.  Class B unaffiliated unit holders will have the right to elect our governors and both Class B and Class C unaffiliated holders will have the right to vote on dissolution of the Company.

•	No brokerage or transaction costs are to be incurred by them in connection with the reclassification of their units.

In addition to the positive factors applicable to all of our unaffiliated unit holders set forth above, the factors that the board of governors considered positive for the unaffiliated unit holders that are continuing to hold our common equity units as Class A Units included:

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The Class A unaffiliated unit holders will continue to have voting rights including the right to elect governors and determine other decisions on our behalf as provided in the Second Amended and Restated Operating Agreement, the Second Amended and Restated Member Control Agreement and pursuant to the North Dakota Limited Liability Company Act.

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Our Class A unaffiliated unit holders will continue to own an equity interest in the company and will continue to share in our profits and losses and distributions in the same respect as our Class B and Class C unit holders.

Our board considered each of the foregoing factors to weigh in favor of the substantive fairness of the reclassification transaction to our unaffiliated unit holders, whether they are unit holders continuing to hold our common equity units as Class A Units or unit holders having their units converted into Class B or Class C Units.

The board is aware of, and has considered, the impact of certain potentially countervailing factors on the substantive fairness of the reclassification transaction to our unaffiliated unit holders receiving Class B or Class C Units.  In particular, the factors that our board of governors considered as potentially negative for those unit holders receiving Class B or Class C Units included:

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They will be required to surrender their common equity units involuntarily in exchange for Class B or Class C Units, although they will still have the opportunity to participate in any future growth and earnings of the Company.

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The voting rights of Class B unaffiliated unit holders will be limited to the election of our governors and the dissolution of the Company.  Therefore, it is possible that a future merger, sale, consolidation or other business combination may be approved by the Class A Members only and the Class B unit holders will have no voting rights in connection with such transactions.  Such limitations may result in decreased value of the Class B Units.

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Our Class B unaffiliated unit holders will only be able to vote on amendments to our Second Amended and Restated Operating Agreement and  our Second Amended and Restated Member Control Agreement that would modify the limited liability of the unit holder or alter the Financial Rights of the unit holder.  Such limitations may result in making these Class B Units less valuable.

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The voting rights of Class C unaffiliated unit holders will be limited to the dissolution of our Company. Therefore, it is possible that a future merger, sale, consolidation or other business combination may be approved by the Class A Members only and the Class C unit holders will have no voting rights in connection with such transactions.  Such limitations may result in decreased value of the Class C Units.

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Our Class C unit holders will only be able to vote on amendments to our Second Amended and Restated Operating Agreement and our Second Amended and Restated Member Control Agreement that would modify the limited liability of the unit holder or alter the Financial Rights of the unit holder.  Such limitations may result in making these Class C Units less valuable.

The factors that our board of governors considered as potentially negative for the unaffiliated unit holders who are continuing to hold our common equity units as Class A Units included:

•	The liquidity of unaffiliated Class A member units will likely be reduced following the reclassification transaction because of the reduction in the number of our common equity units.

•	The transferability of the unaffiliated Class A Units will be limited.

The factors that our board of governors considered as potentially negative for our unaffiliated unit holders included:

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Following the reclassification transaction, they will have restrictions on their ability to transfer their units because our units will be tradable only in privately-negotiated transactions, and there will not be a public market for our units.

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They will have reduced access to our financial information once we are no longer an SEC reporting company, although we do intend to continue to make available to all unit holders an annual report containing audited financial statements and quarterly reports containing unaudited financial statements.

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Once our SEC reporting obligations are suspended, we will not be subject to the provisions of the Sarbanes-Oxley Act or the liability provisions of the Securities Exchange Act of 1934, as amended, and our officers will not be required to certify the accuracy of our financial statements under the SEC rules.

•	Unaffiliated unit holders who do not believe that the reclassification transaction is fair to them do not have the right to dissent from the reclassification transaction.

Our board of governors believes that these potentially countervailing factors did not, individually or in the aggregate, outweigh the overall substantive fairness of the reclassification transaction to our unaffiliated unit holders and that the foregoing factors are outweighed by the positive factors previously described.

In reaching a determination as to the substantive fairness of the reclassification transaction, we did not consider the liquidation value of our assets, the current or historical market price of those units, our net book value, or our going concern value to be material.   We did not consider the net book value in that, as shown in the pro forma balance sheet set forth below, the reclassification transaction and subsequent deregistration of our units will have only an insignificant effect on the overall net book value of our units. In addition, neither the economic rights nor preferences of our unaffiliated unit holders will change and will remain the same as our affiliated unit holders as a result of the reclassification transaction.  Additionally, our unaffiliated unit holders are afforded the right to participate in our profits and losses on the same basis as our affiliated unit holders and none of our unaffiliated unit holders are being cashed out as a part of the reclassification transaction.

We did not consider the current market prices in that our units are not traded on a public market but instead are traded in privately negotiated transactions, in which the current market price may or may not be determinative.  Any effect that the reclassification transaction has on the current market price will be the same for our unaffiliated unit holders and affiliated unit holders alike.  In addition, neither the economic rights nor preferences of our unaffiliated unit holders will change and will remain the same as our affiliated unit holders as a result of the reclassification.   Moreover, none of our unaffiliated unit holders are being cashed out as a result of the reclassification transaction.

           We did not consider the historical market prices in that we do not expect the reclassification transaction to have any effect on the historical market prices.  Our units are not traded on a public market and are instead traded only in privately negotiated transactions and thus the historical market prices may or may not be determinative of actual prices.

We did not consider the going concern value in that the going concern value will be determined by the market at the time of a sale, merger or other form of business combination.  The reclassification transaction will have only an insignificant effect on the Company’s value on a going forward basis – a $240,000 per year savings – and will not be determinative of the going concern value.

We did not consider liquidation value in that the Company believes the reclassification transaction will not have a material effect on the liquidation value of our units.  Pursuant to our Second Amended and Restated Operating Agreement and our Second Amended and Restated Member Control Agreement, the rights of our unaffiliated, like our affiliated unit holders, will not change and all our unit holders will be afforded the right to continue to share equally in the liquidation of the Company’s assets and in any residual funds allocated to our unit holders.  In addition, our Second Amended and Restated Operating Agreement and our Second Amended and Restated Member Control Agreement provides all our unit holders, both affiliated and unaffiliated, an equal vote in the dissolution of the Company.

We did not consider any repurchases of units by the Company over the past two years in that even if the Company had repurchased any membership units over the past two years, the reclassification transaction, if approved, would have been effective in reducing the number of Class A unit holders to fewer than 300 and the number of Class B and Class C unit holders to fewer than 500.

We also did not consider any report, opinion, or appraisal or firm offer by unaffiliated parties within the past two years in that there were none.  The Company did not receive any report, opinion or appraisal or any firm offers within the past two years.

None of the members of our board of governors or management received any reports, opinions or appraisals from any outside party relating to the reclassification transaction or the fairness of the consideration to be received by our unit holders.

Procedural Fairness

We believe the reclassification transaction is procedurally fair to our unaffiliated unit holders, including those that will continue to hold our common equity units as Class A Units and those that will be reclassified as Class B or Class C unit holders.  In concluding that the reclassification transaction is procedurally fair to our unaffiliated unit holders, the board of governors considered a number of factors.  The factors that our board of governors considered positive for our unaffiliated unit holders included the following:

•	The reclassification transaction is being effected in accordance with the applicable requirements of North Dakota law.

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Our board discussed the possibility of forming an independent special committee to evaluate the reclassification transaction; however, the board believed that the fact that our board would be treated the same as the other unaffiliated unit holders and that no consideration had been given to the unit cutoff number relative to the unit ownership of the board members, a special committee for the reclassification transaction was not needed, as the board was able to adequately balance the competing interest of the unaffiliated unit holders in accordance with their fiduciary duties.

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Our board retained and received advice from legal counsel in evaluating the terms of the reclassification transaction, including the possible creation of a special committee of the board to evaluate the reclassification transaction and the terms of the reclassification as provided in the Second Amended and Restated Operating Agreement and the Second Amended and Restated Member Control Agreement, including the balancing of the rights of unaffiliated and affiliated Class A unit holders, Class B unit holders, and Class C unit holders.

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Management and our board considered alternative methods of effecting a transaction that would result in our becoming a non-SEC reporting company, each of which was determined to be impractical, more expensive than the reclassification transaction, involving a cash-out of certain of our unit holders, or potentially ineffective in achieving the goals of allowing unit holders to retain an equity ownership in the Company while at the same time, eliminating the costs and burdens of being a publicly reporting company.

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Unaffiliated unit holders were given notice that they had until May 21, 2010 to acquire sufficient units so that they held 50,000 or more units prior to the reclassification transaction or to sell sufficient units so that they held less than 50,000 units or less than 10,001 units, respectively, prior to the reclassification transaction, to determine whether such unit holders will own Class A, Class B or Class C Units after the reclassification transaction.

•	To implement the reclassification transaction it must be approved by the affirmative vote of a majority of the Membership Voting Interests represented at the combined special and annual meeting.

Our board of governors considered each of the foregoing factors to weigh in favor of the procedural fairness of the reclassification transaction to all our unaffiliated unit holders, whether they are receiving Class A Units, Class B Units or Class C Units.

The board is aware of, and has considered, the impact of the following potentially countervailing factors, which affect both our smaller unaffiliated unit holders receiving Class B or Class C Units as well as those receiving Class A Units to the same degree, on the procedural fairness of the reclassification transaction:

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Although the interests of the unaffiliated unit holders receiving Class B or Class C Units are different from the interests of the unaffiliated unit holders owning Class A Units and may create conflicts of interest in connection with the reclassification transaction, neither the full board nor any of the governors retained an independent, unaffiliated representative to act solely on behalf of the unaffiliated unit holders receiving Class B or Class C Units for the purpose of negotiating the terms of the reclassification transaction or preparing a report concerning the fairness of the reclassification transaction.  However, our board members will be treated the same as the unaffiliated unit holders in the proposed transaction and certain of our current board members will be reclassified as Class B unit holders.

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The transaction is not structured to require approval of at least a majority of unaffiliated unit holders, although at the time the reclassification transaction was approved by our board of governors on March 19, 2010, members of our board and our executive officers then collectively held only 8.47% of our outstanding common equity units.

•	We did not solicit any outside expressions of interest in acquiring the Company.

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We did not receive a report, opinion, or appraisal from an outside party as to the value of our units, the fairness of the transaction to those unit holders receiving Class B or Class C Units or the fairness of the transaction to RTE.

Our board of governors believes that the foregoing potentially countervailing factors did not, individually or in the aggregate, outweigh the overall procedural fairness of the reclassification transaction to our unaffiliated unit holders, whether they will be receiving Class A, Class B or Class C Units, and the foregoing factors are outweighed by the procedural safeguards previously described.  In particular, with reference to the lack of a special committee, the board felt that the consideration of the transaction by the full board, whose sole conflict of interest is a relatively insignificant increase in aggregate voting unit ownership following the reclassification transaction, was a sufficient procedural safeguard that made it unnecessary to form a special committee or retain an independent fairness advisor.

In reaching its conclusion that the reclassification transaction is fair to our unaffiliated unit holders, whether they will be receiving Class A Units, Class B Units or Class C Units, the board did not consider the current or historical market price of our units, our going concern value, our net book value or the liquidation value of our assets to be material.  Our board did not believe these factors to be material because our unit holders are not being “cashed out” in connection with the reclassification transaction, and we will continue to have the same number of member units outstanding with the same material economic rights and preferences.  As a result, our smaller unit holders will continue to hold an equity interest in RTE as Class B or Class C unit holders and will therefore participate equally, and on the same basis that they would participate absent a transaction, with the holders of our Class A Units in our profits, losses and the receipt of distributions.  See “Market Price of RTE Units and Distribution Information – Comparative Market Price Data” beginning on page __ for the current and historical market price of our units.  Instead of the foregoing factors, the board subjectively considered the collective advantages of the Class B or Class C Units, including the right of our Class B member units to elect governors, and our Class C members will be allowed to transfer units in the same manner as Class A and B members.  The board also subjectively considered the relative disadvantages of the three classes, including the limitation on voting and decision-making in the case of the Class B and C member units.  In addition, the board also evaluated the benefits shared by all the Class A, Class B and Class C Units, such as the ability to vote upon certain events such as dissolution of the Company, the ability to benefit from the cost savings associated with the reclassification transaction and the opportunity to share in our future growth and earnings.

As a result of the analysis described above, we believe that the reclassification transaction is substantively and procedurally fair to all unit holders including our unaffiliated unit holders, for the reasons and factors described above.  In reaching this determination, we have not assigned specific weight to particular factors, and we considered all factors as a whole.  None of the factors considered led us to believe that the reclassification transaction is unfair to any of our unit holders including our unaffiliated unit holders.

We have not made any provision in connection with the reclassification transaction to grant our unaffiliated unit holders access to our Company files beyond the access granted generally under our Amended and Restated Operating Agreement, our Amended and Restated Member Control Agreement, and North Dakota Law, or to obtain counsel or appraisal services at our expense.  Nor did we request or receive any reports, opinions or appraisals from any outside party relating to the reclassification transaction or the monetary value of the Class A Units, Class B Units or Class C Units.  Our unit holders are not being “cashed out” in connection with the reclassification transaction, and we will continue to have the same number of membership units outstanding with the same material economic rights and preferences.  As a result, our smaller unit holders will continue to hold an equity interest in RTE as Class B or Class C unit holders and will therefore participate equally, and on the same basis that they would participate absent a transaction, with the holders of our Class A Units in our profits and losses and the receipt of distributions.   With respect to our unaffiliated unit holders’ access to our Company files, our board determined that this proxy statement, together with our other filings with the SEC and information they may obtain pursuant to our Amended and Restated Operating Agreement and our Amended and Restated Member Control Agreement, provide adequate information for our unaffiliated unit holders.  Under the North Dakota Limited Liability Company Act, our Amended and Restated Operating Agreement and our Amended and Restated Member Control Agreement, subject to compliance with our safety, security and confidentiality procedures and guidelines, our members have rights to review lists of our members and governors, copies of our articles of organization, operating agreements, tax returns for the last three years, and financial statements for the most recent fiscal year.  Any member may inspect and copy these records during normal business hours if they have a proper purpose reasonably related to their interest as a member of RTE.  With respect to obtaining counsel or appraisal services at our expense, the board did not consider these actions necessary or customary.  In deciding not to adopt these additional procedures for access to our company files or to obtain counsel or appraisal services for our members at our expense, the board also took into account factors such as RTE’s size and the cost of such procedures.

We have not structured the transaction to require the approval of at least a majority of unaffiliated unit holders.  Because our affiliated and unaffiliated unit holders will be treated identically in terms of the approval process of the reclassification transaction, the board believes a special vote is not necessary.  In addition, the governors have not retained an unaffiliated representative to act solely on behalf of unaffiliated security holders.  Again, because our affiliated and unaffiliated unit holders will be treated identically in terms of the approval process of the reclassification transaction, the board believes an unaffiliated representative is unnecessary.

Board Recommendation

Our board of governors believes the terms of the reclassification transaction are fair and in the best interests of our unit holders and unanimously recommends that you vote “FOR” the reclassification transaction and “FOR” approval of the proposed amendments to our Amended and Restated Operating Agreement and our Amended and Restated Member Control Agreement contained in the proposed Second Amended and Restated Operating Agreement and the proposed Second Amended and Restated Member Control Agreement that will, among other things, effect the reclassification.

Purpose and Structure of the Reclassification Transaction

The purposes of the reclassification transaction are to:

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Consolidate ownership of our units in under 300 unit holders of record of our common equity units, which will suspend our SEC reporting requirements and thereby achieve significant cost savings.  We estimate that we will be able to reallocate resources and eliminate costs and avoid anticipated future costs of approximately $240,000 on an annual basis by eliminating the requirement to make periodic reports and reducing the expenses of unit holder communications.  We will also realize cost savings by avoiding the need to add additional staff and from reduced staff and management time spent on reporting and securities law compliance matters.

•	Help protect sensitive business information from required or inadvertent disclosure that might benefit our competitors.

•	Allow our management and employees to refocus time spent on SEC reporting obligations and unit holder administrative duties to our core business.

•	Reduce the expectation to produce short-term per unit earnings, thereby increasing management’s flexibility to consider and balance actions between short-term and long-term growth objectives.

For further background on the reasons for undertaking the reclassification transaction at this time, see “Overview of the Reclassification Transaction” beginning on page __ and “Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation” beginning on page __.

The structure of the reclassification transaction will give all our unit holders the opportunity to retain an equity interest in RTE and therefore to participate in any future growth and earnings of the Company.  Because we are not cashing out any of our unit holders, this structure minimizes the costs of our becoming a non-SEC reporting company while achieving the goals outlined in this proxy statement.

Our board elected to structure the transaction to take effect at the record unit holder level, meaning that we will look at the number of units registered in the name of a single holder to determine if that holder’s units will be reclassified.  The board chose to structure the transaction this way in part because it determined that this method would provide us with the best understanding at the effective time of how many unit holders would receive Class B or Class C Units because we will be able to have a complete and final list of all record unit holders at the effective time.  In addition, on April 7, 2010, the Company sent a letter to its unit holders notifying them that they had until May 21, 2010 to make transfers of units prior to the proposed reclassification of units. The purpose of this letter was to allow unit holders the opportunity to make transfers prior to the proposed reclassification so that they could own the requisite number of units to be in their desired class, which our board felt would enhance the substantive fairness of the transaction to all unit holders.  Although providing this flexibility generated an element of uncertainty, in that the reclassification, if approved, may not have eliminated as many of our Class A unit holders as anticipated, our board felt that the threshold ratio of 50,000 or more units allowed a sufficient margin for unit holders to transfer their units in or out of street name.  Overall, our board determined that structuring the reclassification transaction as one that would affect unit holders at the record holder level would be the most efficient and cost-effective way to achieve its goals of deregistration, notwithstanding any uncertainty that may have been created by giving unit holders the flexibility to transfer their holdings through May 21, 2010.  For further background on the alternative structures considered by our board of governors please see “Overview of the Reclassification Transaction” beginning on page __ and “—Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation” beginning on page __.

Effects of the Reclassification Transaction on RTE; Plans or Proposals after the Reclassification Transaction

The reclassification transaction will have various positive and negative effects on RTE, which are described below.

Effect of the Proposed Transaction on Our Outstanding Units.

As of the record date, the number of outstanding units was 40,193,973. Based upon our best estimates, if the reclassification transaction had been consummated as of the record date, 7,630,765 of the outstanding units would be reclassified as Class B Units issued and approximately 3,547,110 outstanding units would be reclassified as Class C units issued.  The total number of common equity units would decrease from approximately 40,193,973 to approximately 29,016,098 units and would be reclassified as Class A Units.   The total number of Class A common equity unit holders of record would be reduced from approximately 917 to approximately 174.  We have no other current plans, arrangements or understandings to issue any member units as of the date of this proxy.

Effect of the Proposed Transaction on our Class B or Class C Units.

The amendments to our Amended and Restated Operating Agreement and our Amended and Restated Member Control Agreement will authorize the issuance of three separate and distinct classes of units, Class A, Class B, and Class C Units.  After completion of the reclassification transaction, we will have approximately 29,016,098 Class A Units outstanding, 7,630,765 Class B Units outstanding and 3,547,110 Class C Units outstanding.

Termination of Securities Exchange Act Registration and Reporting Requirements

Upon the completion of the reclassification transaction, we expect that our common equity units, classified as Class A Units, will be held by fewer than 300 record unit holders and each of the Class B and Class C Units will be held by fewer than 500 record unit holders.  Accordingly, our obligation to continue to file periodic reports with the SEC will be suspended pursuant to Rule 12h-3 of the Securities Exchange Act of 1934, as amended.

The suspension of the filing requirement will substantially reduce the information required to be furnished by us to our unit holders and to the SEC.  Therefore, we anticipate that we will eliminate costs and avoid future costs associated with these filing requirements, which we estimate to be approximately $240,000 on an annual basis.  These costs are broken down as follows:

Accounting and Auditing Expenses	$85,000

SEC Counsel	$60,000

XBLR Edgarization Reporting Compliance	$50,000

SOX compliance / internal control testing	$40,000

Miscellaneous, including Printing and Mailing	$5,000

Total	$240,000

We will apply for termination of the registration of our units and suspension of our SEC reporting obligations as soon as practicable following completion of the reclassification transaction.  Following completion of the reclassification transaction, we intend to continue to make available to our unit holders annual and quarterly financial information about RTE.

Potential Registration of the Class B or Class C Units or Discontinuation of our Suspended Duty to Report

After the reclassification transaction, we anticipate that there will be up to approximately 335 Class B and 408 Class C unit holders of record.  If the number of record holders of our Class B Units or our Class C Units exceeds 500 on the last day of any given fiscal year, RTE will be required to register the Class B or Class C Units under Section 12(g) of the Securities Exchange Act.  As a result, we would be subject to all of the reporting and disclosure obligations under the Securities Exchange Act and the Sarbanes-Oxley Act to which we are currently subject. For this reason, the proposed amendments to our Amended and Restated Operating Agreement and our Amended and Restated Member Control Agreement contained in the Second Amended and Restated Operating Agreement and the Second Amended and Restated Member Control Agreement include a provision that gives our board the authority to disallow a transfer of Class B or Class C Units if it believes that a transfer will result in the Class B or Class C Units being held by 500 or more respective holders or another number that otherwise obligates the Company to register its Class B or Class C units under Section 12(g) of the Securities Exchange Act.  We do not expect any significant change in the number of record holders of Class B or Class C Units in the near term that will obligate us to register our Class B or Class C Units.

Similarly, if the number of our Class A unit holders of record reaches or exceeds 300 on the last day of any given fiscal year, the suspension of our duty to file reports under Section 15(d) of the Securities Exchange Act would be discontinued, and as a result, we would be again subject to the reporting and disclosure obligations under the Securities Exchange Act and the Sarbanes-Oxley Act to which we are currently subject.  For this reason, the Second Amended and Restated Operating Agreement and the Second Amended and Restated Member Control Agreement also contain a new restriction on the transfer of Class A Units that gives our board of governors the authority to disallow a transfer of Class A Units if it believes that the transfer will result in the Class A Units being held by 300 or more Class A unit holders.  We estimate that following the reclassification transaction, we will have 174 Class A unit holders of record and do not anticipate any significant change in the number of Class A unit holders of record that would obligate us to resume our periodic reporting with the SEC.

Effect on Trading of Class A Units

Our units are not traded on an exchange and are not otherwise actively traded, although we have a qualified matching service managed by Alerus, an alternative trading system as defined by the SEC.

Because we will no longer be required to maintain current public information by filing reports with the SEC, and because of the reduction of the number of our record unit holders of our common equity units and the fact that our units will only be tradable in privately negotiated transaction, the liquidity of our units may be reduced following the reclassification transaction.

Financial Effects of the Reclassification Transaction

We expect that the professional fees and other expenses related to the reclassification transaction of approximately $130,000 will not have any material adverse effect on our liquidity, results of operations or cash flow.  See “Fees and Expenses” beginning on page __ for a description of the fees and expenses we expect to incur in connection with the reclassification transaction.  See “Financing of the Reclassification Transaction” on page __ for a description of how the reclassification transaction will be financed.

Effect on Conduct of Business after the Transaction

We expect our business and operations to continue as they are currently being conducted and, except as disclosed below, the transaction is not anticipated to have any effect upon the conduct of our business.

Effect on Our Governors and Executive Officers

It is not anticipated that the reclassification transaction will have any effect on our governors and executive officers, other than with respect to their relative unit ownership, and, therefore, will be Class A unit holders if the reclassification transaction is approved. We expect that some of our governors will hold 50,000 or more units immediately prior to the reclassification transaction.  Our executive officers do not currently own units in our company.  Additionally, some of our governors beneficially own units at the record holder level in increments of less than 50 units, and therefore will also be Class B or Class C unit holders if the reclassification transaction is approved.

If the reclassification transaction is approved, there will be fewer Class A units outstanding after the reclassification transaction than the total units currently outstanding.  As a result, our governors and executive officers will hold a larger relative percentage of the voting interests of RTE.  As of the record date, these governors and executive officers collectively beneficially held and had voting power over approximately 5,989,161 units, or 14.90% of our units.

The annual compensation paid by us to our officers and governors will not increase as a result of the reclassification transaction, nor will the reclassification transaction result in any material alterations to any existing employment agreements with our officers.

Plans or Proposals

Other than as described in this proxy statement, neither we nor our management have any current plans or proposals to effect any extraordinary corporate transaction, such as a merger, reorganization or liquidation, to sell or transfer any material amount of our assets, to change our board of governors or management, to change materially our indebtedness or capitalization or otherwise to effect any material change in our corporate structure or business.  As stated throughout this proxy statement, we believe there are significant advantages in effecting the reclassification transaction and becoming a non-reporting company.  Although our management does not presently have any intention to enter into any transaction described above, there is always a possibility that we may enter into such an arrangement or transaction in the future, including, but not limited to, entering into a merger or acquisition transaction, making a public or private offering of our member units or entering into any other arrangement or transaction the board may deem appropriate and in the best interests of the Company.

Effects of the Reclassification Transaction on Unit Holders of RTE

The general effects of the reclassification transaction on the unit holders of RTE are described below.

Effects of the Reclassification Transaction on Class A Unit Holders

The reclassification transaction will have both positive and negative effects on the Class A unit holders. All of these changes will affect affiliated and unaffiliated Class A unit holders in the same way. The board of governors of RTE considered each of the following effects in determining to approve the reclassification transaction.

Benefits:

As a result of the reclassification transaction, the Class A unit holders will:

•
Realize the potential benefits of termination of registration of our units, including reduced expenses as a result of no longer being required to comply with reporting requirements under the Exchange Act;

•
Be entitled to vote on all matters brought before the members of RTE, except as otherwise provided by the Second Amended and Restated Operating Agreement, the Second Amended and Restated Member Control Agreement or North Dakota law;

•
Be entitled to transfer any number of units to any person approved by the governors in accordance with the terms of the Second Amended and Restated Operating Agreement and the Second Amended and Restated Member Control Agreement; and

•	Realize enhanced voting control over RTE in comparison to other classes of units due to the voting limitations placed on Class B and C unit holders.

Detriments:

As a result of the reclassification transaction, the Class A unit holders will:

•	Be required to have their member units reclassified involuntarily for Class A Units, for which they will receive no additional consideration;
•
Hold unregistered securities and therefore will lose the benefits of holding Section 15 registered securities, such as access to the information concerning RTE required to be contained in the Company’s periodic reports to the SEC and which the Company may choose not to otherwise distribute to unit holders, the requirement that our officers certify the accuracy of our financial statements, and the benefits derived by the imposition of the requirements of the Sarbanes-Oxley Act of 2002;

•	Hold restricted securities which will require an appropriate exemption from registration to be eligible for transfer;
•
Bear transfer restrictions as provided in our Second Amended and Restated Operating Agreement and our Second Amended and Restated Member Control Agreement, such that our governors will be entitled to, at their sole discretion, approve or disallow any proposed transfer of the Class A Units; and

•
Bear the risk of a decrease in the market value of the Class A Units due to the reduction in public information concerning the Company as a result of us not being required to file reports under the Exchange Act, which may adversely affect the already limited liquidity of the units.

Effects of the Reclassification Transaction on Class B Unit Holders

The reclassification transaction will have both positive and negative effects on the Class B unit holders. All of these changes will affect affiliated and unaffiliated Class B unit holders in the same way. The board of governors of RTE considered each of the following effects in determining to approve the reclassification transaction.

Benefits:

As a result of the reclassification transaction, the Class B unit holders will:

•	Realize the potential benefits of termination of registration of our units, including reduced expenses as a result of no longer needing to comply with reporting requirements under the Exchange Act;
•	Continue to hold an equity interest in RTE and share in our profits, losses and distributions on the same basis as our Class A unit holders; and
•
Be entitled to transfer any number of units to any person approved by the governors in accordance with the terms of the Second Amended and Restated Operating Agreement and the Second Amended and Restated Member Control Agreement.

Detriments:

As a result of the reclassification transaction, the Class B unit holders will:

•	Be required to have their member units reclassified involuntarily for Class B units, for which they will receive no additional consideration;
•
Be entitled to vote only to elect members to the board of governors and upon a proposed dissolution of the Company.  Therefore, it is possible that a future merger, sale, consolidation or other business combination may be approved by the Class A Members only and the Class B unit holders will have no voting rights in connection with such transactions;

•
Be entitled to vote only on amendments to our Second Amended and Restated Operating Agreement and our Second Amended and Restated Member Control Agreement that would modify the limited liability of the member or alter the member’s Financial Rights; and

•	Hold restricted securities which will require an appropriate exemption from registration to be eligible for transfer.

Effects of the Reclassification Transaction on Class C Unit Holders

The reclassification transaction will have both positive and negative effects on the Class C unit holders. All of these changes will affect affiliated and unaffiliated Class C unit holders in the same way. The board of governors of RTE considered each of the following effects in determining to approve the reclassification transaction.

Benefits:

As a result of the reclassification transaction, the Class C unit holders will:

•	Realize the potential benefits of termination of registration of our units, including reduced expenses as a result of no longer needing to comply with reporting requirements under the Exchange Act;
•
Be entitled to transfer any number of units to any person approved by the governors in accordance with the terms of the Second Amended and Restated Operating Agreement and the Second Amended and Restated Member Control Agreement; and

•	Continue to hold an equity interest in RTE and share in our profits, losses and distributions on the same basis as our Class A unit holders.

Detriments:

As a result of the reclassification transaction, the Class C unit holders will:

•	Be required to have their member units reclassified involuntarily for Class C Units, for which they will receive no additional consideration;
•
Be entitled to vote only upon a proposed dissolution of the Company and on amendments to our Second Amended and Restated Operating Agreement and our Second Amended and Restated Member Control Agreement that would modify the limited liability of the member or alter the member’s Financial Rights.  Therefore, it is possible that a future merger, sale, consolidation or other business combination may be approved by the Class A Members only and the Class C unit holders will have no voting rights in connection with such transactions; and

•	Hold restricted securities which will require an appropriate exemption from registration to be eligible for transfer.

Effects of the Reclassification Transaction on Affiliated Unit Holders

In addition to the effects of the reclassification transaction on unit holders generally, which are described in the previous section, the reclassification transaction will have some additional effects on our executive officers and governors. As used in this proxy statement, the term “affiliated unit holders” means any unit holder who is a director or executive officer of RTE and the term “unaffiliated unit holder” means any member other than an affiliated unit holder.

As a result of the reclassification transaction, our affiliated unit holders will:

•
Have no further reporting obligations under the Exchange Act. After the reclassification transaction, our units will not be registered under the Exchange Act. As a result, our executive officers, governors and other affiliates will no longer be subject to many of the reporting requirements and restrictions of the Exchange Act, and information about their compensation and unit ownership will not be publicly available; and

•
Lose the availability of Rule 144.  Because our units will not be registered under the Exchange Act after the reclassification transaction and we will no longer be required to furnish publicly available periodic reports, our executive officers and governors will lose the ability to dispose of their units under Rule 144 of the Securities Act of 1933, which provides a safe harbor for resales of securities by affiliates of an issuer.

Record and Beneficial Ownership of Membership Units of RTE

             It is important that our unit holders understand how units that are held by them in “street name” will be treated for purposes of the reclassification transaction described in this proxy statement. Unit holders who have transferred their units of RTE into a brokerage or custodial account are no longer shown on our membership register as the record holder of these units. Instead, the brokerage firms or custodians typically hold all units of RTE that its clients have deposited with it through a single nominee; this is what is meant by “street name.”  If that single nominee is the unit holder of record of 50,000 or more units, then the units registered in that nominee’s name will be renamed as Class A Units. At the end of this transaction, these beneficial owners will continue to beneficially own the same number of units as they did at the start of this transaction. If you hold your units in “street name,” you should talk to your broker, nominee or agent to determine how they expect the reclassification transaction to affect you. Because other “street name” holders who hold through your broker, agent or nominee may have adjusted their holdings prior to the reclassification transaction, you may have no way of knowing how your units will be reclassified in the transaction.

Interests of Certain Persons in the Reclassification Transaction

Our executive officers and governors who are also unit holders will participate in the reclassification transaction in the same manner and to the same extent as all of our other unit holders.  We anticipate that some of our governors will own 50,000 or more units, and therefore will be Class A unit holders if the reclassification transaction is approved.  Because of the voting restrictions placed on Class B and C units, these governors may experience a larger relative percentage of voting power than they previously held.  This represents a potential conflict of interest because our governors unanimously approved the reclassification transaction and are recommending that you approve it.  Despite this potential conflict of interest, the board believes the proposed reclassification transaction is fair to all of our unit holders for the reasons discussed in the proxy statement.  Some of our governors beneficially own units at the record holder level in increments of less than 50,000 units, and therefore will be Class B or Class C unit holders if the reclassification transaction is approved.

The fact that percentage ownership for some of our director’s of our common equity Class A member units will increase as a result of the reclassification transaction was not a consideration in the board’s decision to approve the reclassification transaction or in deciding its terms, including setting the 50,000 Class A unit threshold. In this regard, the governors as a group will be treated exactly the same as other unit holders.  In addition, the board determined that any potential conflict of interest created by the governors’ ownership of our Class A Units is relatively insignificant.  The board did not set the 50,000 Class A Unit threshold to avoid exchanging the Class A member units of any governors.  In addition, the increase in each director’s percentage ownership of our Class A Units resulting from the reclassification transaction is expected to be insignificant.  As a group, the percentage beneficial ownership and voting power of all of our governors and executive officers would only increase approximately 5.69%, from approximately 14.90% to approximately 20.59%, after the reclassification transaction.  This is also is very unlikely to have a practical effect on their collective ability to control the Company.

Our board of governors was aware of the actual or potential conflicts of interest discussed above and considered them along with the other matters that have been described in this proxy statement under the captions “Overview of the Reclassification Transaction” beginning on page __, “Reasons for the Reclassification Transaction; Fairness of the Reclassification Transaction; Board Recommendation,” beginning on page __ and “Effects of the Reclassification Transaction on Unit Holders of RTE” beginning on page __.

Except as provided in this paragraph, none of our executive officers or governors, who beneficially owns an aggregate of 50,000 units, has indicated to us that he or she intends to sell some or all of his or her units during the period between the public announcement of the transaction and the effective date.  In addition, except as provided in this paragraph, none of these individuals has indicated his or her intention to divide his or her units among different record holders so that fewer than 50,000 units are held in each account so that the holders would receive Class B or C Units.  Effective May 21, 2010, one of our governors, Jody Hoff, transferred without consideration, 24,000 units owned individually to units owned jointly with his spouse.  Effective the same date, Richardton Investments, LLC, transferred without consideration, 17,000 units owned by the entity to Jody Hoff and Marla Hoff as joint tenants.  The effect of these transactions will be that the number of units owned by Jody Hoff individually will decrease to 0, and the number of units owned by Jody and Marla Hoff as joint tenants will increase to 51,000.

Financing of the Reclassification Transaction

We estimate that the reclassification transaction will cost approximately $130,000, consisting of professional fees and other expenses payable by or related to the reclassification transaction.  See “Fees and Expenses” beginning on page __ for a breakdown of the expenses associated with the reclassification transaction.  We intend to pay the expenses of the reclassification transaction with working capital.

Material Federal Income Tax Consequences of the Reclassification Transaction

 The following discussion is a general summary of the anticipated material United States federal income tax consequences of the reclassification transaction.  This discussion does not consider the particular facts or circumstances of any holder of our units.  This discussion assumes that you hold, and will continue to hold, your Class A, B, or C Units as a capital asset within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended, which we refer to as the “Code.”  The federal income tax laws are complex and the tax consequences of the reclassification may vary depending upon each unit holder’s individual circumstances or tax status.  Accordingly, this description is not a complete description of all of the potential tax consequences of the reclassification and, in particular, may not address United States federal income tax considerations that may affect the treatment of holders of units subject to special treatment under United States federal income tax law (including, for example, foreign persons, financial institutions, dealers in securities, traders in securities who elect to apply a mark-to-market method of accounting, insurance companies, tax-exempt entities, holders who acquired their units pursuant to the exercise of an employee unit option or right or otherwise as compensation and holders who hold units as part of a “hedge,” “straddle” or “conversion transaction”).

This discussion is based upon the Code, regulations promulgated by the United States Treasury Department, court cases and administrative rulings, all as in effect as of the date hereof, and all of which are subject to change at any time, possibly with retroactive effect.  No assurance can be given that, after any such change, this discussion would not be different.  Furthermore, no opinion of counsel or ruling from the Internal Revenue Service has been or will be sought or obtained with respect to the tax consequences of the reclassification transaction, and the conclusions contained in this summary are not binding on the Internal Revenue Service.  Accordingly, the Internal Revenue Service or ultimately the courts could disagree with the following discussion.

Federal Income Tax Consequences to RTE

The reclassification will likely be treated as a tax-free “recapitalization” for federal income tax purposes.  As a result, we believe that the reclassification will not have any material federal income tax consequences to us.

Federal Income Tax Consequences to Class A, B, and C Unit Holders

Unit holders receiving Class A, B, or C Units in exchange for their existing units will not recognize any gain or loss in the reclassification.  You will have the same adjusted tax basis and holding period in your Class A, B, or C Units as you had in your units immediately prior to the reclassification.

The discussion of anticipated material United States federal income tax consequences of the reclassification set forth above is based upon present law, which is subject to change possibly with retroactive effect. You should consult your tax advisor as to the particular federal, state, local, foreign and other tax consequences of the reclassification, in light of your specific circumstances.

Appraisal and Dissenters’ Rights

The reclassification transaction, amendments to our Amended and Restated Operating Agreement, and amendments to our Amended and Restated Member Control Agreement are not circumstances in which the North Dakota Limited Liability Company Act or the Company’s current member control agreement provides members with dissenters’ rights or appraisal rights. Pursuant to the North Dakota Limited Liability Company Act, dissenters’ rights are available to members under the following circumstances: (1) an amendment to the articles of organization, but not an amendment of the member control agreement or operating agreement, which materially and adversely affects the rights or preferences of the membership interests of the dissenting member; (2) a sale, lease, transfer, or other disposition of property and assets requiring member approval; (3) a plan of merger; (4) a plan of exchange; (5) a plan of conversion; or (6) any other action taken to which the articles of organization, member control agreement, operating agreement, or a resolution approved by the Board of Governors directs that dissenting members may obtain payment for their membership interests. Our articles of organization, member control agreement and operating agreement only provide dissenters rights to the extent of North Dakota Section 10-32-54 of the Limited Liability Company.

Other rights or actions under North Dakota law or federal or state securities laws may exist for unit holders who can demonstrate that they have been damaged by the reclassification transaction. Although the nature and extent of these rights or actions are uncertain and may vary depending upon facts or circumstances, unit holder challenges to actions of the Company in general are related to the fiduciary responsibilities of limited liability company officers and governors and to the fairness of limited liability company transactions.

Regulatory Requirements

In connection with the reclassification transaction, we will be required to make a number of filings with, and obtain a number of approvals from, various federal and state governmental agencies, including, complying with federal and state securities laws, which includes filing this proxy statement on Schedule 14A and a transaction statement on Schedule 13E-3 with the SEC.

Fees and Expenses

We will be responsible for paying the reclassification transaction related fees and expenses, consisting primarily of fees and expenses of our attorneys, and other related charges.  We estimate that our expenses will total approximately $130,000, assuming the reclassification transaction is completed.  This amount consists of the following estimated fees:

Description	Amount
Legal fees and expenses	$125,000
Printing, mailing costs and miscellaneous expenses	$5,000
Total	$130,000

THE SECOND AMENDED AND RESTATED OPERATING AGREEMENT

We are currently governed by our Amended and Restated Operating Agreement, which is attached to this proxy statement as Appendix A.  In connection with the reclassification transaction, we are proposing that our members approve amendments to our Amended and Restated Operating Agreement contained in a proposed Second Amended and Restated Operating Agreement, which is attached to this proxy statement as Appendix B.

The Reclassification

Amendments to our Amended and Restated Operating Agreement contained in the proposed Second Amended and Restated Operating Agreement provide for the reclassification of our units held by unit holders who are the record holders of 50,000 units or more into Class A Units, unit holders who are the record holders of at least 10,001 but no more than 49,999 units into Class B Units, and unit holders who are the record holders of 10,000 or fewer units into Class C Units.  In connection with the reclassification, each unit held by such record holders will be reclassified on the basis of one Class A, B, or C Unit for each unit held by such unit holders immediately prior to the effective time of the reclassification.  Unless otherwise elected by the board as described in this proxy statement, we anticipate that the reclassification will be effective upon the approval of the proposed amendments to our Amended and Restated Operating Agreement contained in the proposed Second Amended and Restated Operating Agreement and the amendments to our Amended and Restated Member Control Agreement contained in the proposed Second Amended and Restated Member Control Agreement by our members.  For a description of the terms of the Class A, B, and C Units, see “Description of Units” beginning on page __.

Description of Proposed Other Changes in the Second Amended and Restated Operating Agreement

In addition to and conjunction with the provisions related to the reclassification of units which have been described above, and described below in “Description of Units,” our board of governors has proposed the following amendments to our Amended and Restated Operating Agreement:

•
the modifications in Sections 1.2, 1.3 and 1.4 of the Amended and Restated Operating Agreement to reflect that only Class A Members (as opposed to any member), owning 5% or more of the Class A Governance Rights for a regular member meeting or owning 10% or more of the Class A Governance Rights for a special meeting,  can call a member meeting and the procedure for scheduling the same;

•	the modifications in Section 1.8 of the Amended and Restated Operating Agreement to reflect the distinct voting rights of Class A, Class B and Class C Members;
•
the removal of Sections 1.12 and 1.13 related to member action with or without a meeting to move it to the proposed Second Amended and Restated Member Control Agreement to allow modification of the member action provisions of the North Dakota Limited Liability Company Act;

•	the modification of Section 1.14 to provide that only Class A or Class B Members may make nominations for governor elections;
•
the modification Section 1.15 related to the deadline for member proposals (other than governor nominations) from 60 to 90 days before an annual meeting to not less than 120 days prior to the one year anniversary of the date the preceding year’s annual meeting materials were released to the members;

•	the removal of provisions in Section 2.1 related to the initial board of governors prior to the first annual meeting of the members, because that term has expired;
•
the addition of Section 2.3 and modification of proposed Section 2.4 (former Section 2.3) to include provisions that provide the circumstances in which the Class A and Class B members or the governors can remove a governor;

•	the modification of former Section 2.5 to allow governor meetings to be held by web conference in addition to the previously allowed telephone conference;
•
the removal of Sections 2.9 and 2.12 of the Amended and Restated Operating Agreement, related to governor action with or without a meeting, into the Second Amended and Restated Member Control Agreement, so as to allow modification of the governor action provisions of the North Dakota Limited Liability Company Act;

•	the removal of former Section 2.10 related to participation by electronic communications because those provisions are already covered in former Section 2.5;
•
the revision of proposed Sections 3.2 and 3.3 to clarify that the office of President includes the title of Chief Executive Officer and that the office of Treasurer includes the title of Chief Financial Officer;

•	the addition to proposed Section 3.5 to provide a cross reference to the North Dakota Limited Liability Company Act definition of Required Records;
•	the addition to Section 6.5 to cross reference to defined terms in the Member Control Agreement;
•	the revision of Section 6.6 to provide that Class A Members owning 5% or more of the Class A Governance Rights may propose an amendment to the Operating Agreement for Class A Member action;
•
and other non-material changes throughout the proposed Second Amended and Restated Operating Agreement to provide for consistent terminology and capitalization in the proposed Second Amended and Restated Operating Agreement and the proposed Second Amended and Restated Member Control Agreement.

THE SECOND AMENDED AND RESTATED MEMBER CONTROL AGREEMENT

We are currently governed by our Amended and Restated Member Control Agreement, which is attached to this proxy statement as Appendix C.  In connection with the reclassification transaction, we are proposing that our members approve amendments to our Amended and Restated Member Control Agreement contained in a proposed Second Amended and Restated Member Control Agreement, which is attached to this proxy statement as Appendix D.

In addition to and conjunction with the provisions related to the reclassification of units which have been described above, and described below in “Description of Units,” our board of governors has proposed the following amendments to our Amended and Restated Member Control Agreement:

•	the revision of Section 1.1 to provide that definitions in the Operating Agreement apply to the Member Control Agreement as well;
•
the addition of proposed Sections 1.6 through 1.14 to include definitions of Class A Member, Class A Unit, Class A Unit Holder, Class B Member, Class B Unit, Class B Unit Holder, Class C Member, Class C Unit and Class C Unit Holder;

•
the addition of proposed Section 1.15 to provide the definition of Classification, which is the reclassification transaction described herein so that the Company will have fewer than 300 Class A Members, fewer than 500 Members in any other class, resulting in  a suspension of the Company’s reporting obligations with the SEC;

•	the addition of proposed Section 1.16 to provide the definition of Classification Date, which is anticipated to occur on __________, 2010;
•
addition to Section 1.21 to add to the definition of Governance Rights that it includes the voting rights of a Member, which is one (1) vote per Unit owned on items in which that Member is entitled to vote;

•	the addition of proposed Section 1.26 to include a definition of the Member Registry of the Company;
•	the addition of proposed Section 1.30 to include a cross-reference definition of Required Records from Section 10-32-02(55) of the North Dakota Limited Liability Company Act;
•	the addition of proposed Section 1.32 to include a definition of Unit Holder, which is the holder of one or more Units;
•
the revision of Section 2.5 to provide that only Class A Members have the right to vote on amendments to the Member Control Agreement, with the caveat that amendments that would modify the limited liability of a Member, or alter the Financial Rights of a Member, shall be consented to by 75% of the Unit Holders adversely affected by such amendment;

•
the revision of Section 4.1 describes the reclassification thresholds for the proposed three classes of Units – each Unit outstanding immediately prior to the Classification Date owned by a Member who is the holder of record of 50,000 or more Units shall be classified as a Class A Unit, each Unit outstanding immediately prior to the Classification Date owned by a Member who is a holder of record of at least 10,001 but no more than 49,999 Units shall be classified as a Class B Unit, each Unit outstanding immediately prior to the Classification Dated owned by a Member who is a holder of 10,000 or less Units shall be classified as a Class C Unit;

•
the addition of proposed Section 4.2 that except as specifically provided for in the Member Control Agreement, the Members shall not have any right or power to take part in the management of the Company;

•
the revision of Section 8.1 to provide that if the issuance of any Units would result in the Company being subjected to reporting obligations as a public company, than such issuance must first be approved by the holders of a majority of Class A Governance Rights;

•
the addition of Sections 10.2 and 10.3 related to Member action, with or without a meeting, which were moved from the Operating Agreement, so as to allow modification of the statutory provisions related to the same in the North Dakota Limited Liability Company Act;

•
the addition of Sections 11.2 and 11.3 related to Governor action, with or without a meeting, which were moved from the Operating Agreement, so as to allow modification of the statutory provisions related to the same in the North Dakota Limited Liability Company Act;

•	the revision of Section 12.1 to clarify that officer shall have the same meaning as Manager in the North Dakota Limited Liability Company Act; and
•
revision of Section 14.1 to provide that the board of governors must consent to any transfer of Units that would result in the 300 or more Class A Unit Holders or 500 or more Unit Holders of any other class of Units.

DESCRIPTION OF UNITS

General

As of the record date, 40,193,973 of our common equity units were issued and outstanding and were held of record by approximately 917 unit holders.  If the reclassification transaction is approved, we estimate there will be approximately 29,016,098 Class A Units, 7,630,765 Class B Units and 3,547,110 Class C Units after the reclassification transaction. The exact number of Class A, B and C Units following the reclassification transaction will depend on the number of units that are held by each member as of the record date and reclassified into Class A, B and C Units. All units when fully paid are nonassessable and are not subject to redemption or conversion.  Generally, the rights and obligations of our members are governed by the North Dakota Limited Liability Company Act, our Amended and Restated Operating Agreement, a copy of which is attached as Appendix A to this proxy statement and our Amended and Restated Member Control Agreement, a copy of which is attached as Appendix B to this proxy statement.

Our units represent an ownership interest in the Company.  Upon purchasing units, our unit holders enter into our Amended and Restated Operating Agreement and our Amended and Restated Member Control Agreement and become members of our limited liability company.  Each member has the right to:

•	a share of our profits and losses;
•	receive distributions of our assets when declared by our governors;
•	participate in the distribution of our assets if we dissolve; and
•	access and copy certain information concerning our business.

The following summary describes the material terms of our Class A, B and C member units in connection with the reclassification transaction and as provided in the proposed amendments to our Amended and Restated Operating Agreement and our Amended and Restated Member Control Agreement contained in our Second Amended and Restated Operating Agreement and our Second Amended and Restated Member Control Agreement.

Rights and Obligations of Our Existing Units Under the Current Amended and Restated Operating Agreement and the Current Amended and Restated Member Control Agreement

Transfer of Units

The transfer of our existing units is restricted.  A person may freely transfer or assign all or any portion of his or her Membership Interest under the following circumstances (designed to make sure we do not become a publically traded partnership for tax purposes):

•	by sale, gift or devise to a spouse or child of such person;
•	following the death, withdrawal, bankruptcy, divorce, separation, dissolution or termination of such person;
•
by a person and any related persons in one ore more transactions during any 30 calendar day period of Membership Interests representing in aggregate less than 2% of the total outstanding Membership Interests in the Company;

•	by a person and any other persons, acting together, of Membership Interests representing in the aggregate less than 2% of the total outstanding Membership Interests in the Company; and
•	by transfer effected through a qualified matching service.

Prior to allowing any transfers under the above circumstances, the following conditions must be meet the approval of the board of governors:

•
an opinion of counsel that such transfer may be lawfully made without registration or qualification under applicable state and federal securities laws, or that such transfer has been properly registered, and the transfer will not cause the Company to be treated as a publicly traded partnership;

•	such documents and instruments of conveyance necessary or appropriate to effect such transfer;
•	surrender of the transferor’s Unit certificate;
•	the transferee’s taxpayer identification number and sufficient information to determine the transferees initial tax basis in the interest transferred; and
•	other conditions on the transfer adopted by the board of governors from time to time as it deems appropriate, in its sole discretion.

The transferor or assignor of all or any such portion of such Membership Interest shall continue to be a Member of the Company to the extent such transferor or assignor retains a Membership Interest having Governance Rights, but shall cease to be the owner of the Governance Rights and/or Financial Rights transferred or assigned.  The transferee or assignee of the Governance Rights and Financial Rights, or only Governance Rights, may be admitted as a Member.

Termination of Membership; Separable Governance Rights and Financial Rights

Although we are managed by our governors, members have the right to vote on certain transactions, such as amending our Amended and Restated Member Control Agreement or dissolving the Company. Unit holders have these rights if they have been admitted as members of our limited liability company. If such membership terminates for any reason, then any such former member will lose his or her Governance Rights, although in certain circumstances may retain his or her Financial Rights.

As provided in the North Dakota Limited Liability Company Act, our Amended and Restated Operating Agreement and our Amended and Restated Member Control Agreement, a member’s membership interest in our limited liability company may be terminated by the following:

•	The member's death;
•	The member's retirement;
•	The member's resignation;
•	The redemption of the member's complete membership interest;
•	An assignment of the member's governance rights which leaves the assignor with no Governance Rights;
•	A buyout of a member's membership interest which leaves that Member with no Governance Rights;
•	The member's expulsion;
•	The member's bankruptcy;
•	The dissolution of a member that is an organization; or
•	The occurrence of any other event terminating the continued membership of a member in the limited liability company.

Restrictive Legend

We may place the following legend, which may be amended by the governors in their sole discretion, upon any counterpart of our Amended and Restated Operating Agreement, our Amended and Restated Member Control Agreement, the articles of organization, or any other document or instrument evidencing ownership of units:

THE TRANSFERABILITY OF THE COMPANY UNITS REPRESENTED BY THIS DOCUMENT IS RESTRICTED. SUCH UNITS MAY NOT BE SOLD, ASSIGNED, OR TRANSFERRED, NOR WILL ANY ASSIGNEE, VENDEE, TRANSFEREE, OR ENDORSEE THEREOF BE RECOGNIZED AS HAVING ACQUIRED ANY SUCH UNITS FOR ANY PURPOSES, UNLESS AND TO THE EXTENT SUCH SALE, TRANSFER, HYPOTHECATION, OR ASSIGNMENT IS PERMITTED BY, AND IS COMPLETED IN STRICT ACCORDANCE WITH, THE TERMS AND CONDITIONS SET FORTH IN THE OPERATING AGREEMENT, MEMBER CONTROL AGREEMENT AND AGREED TO BY EACH MEMBER.

Distribution of Operating Income

Our unit holders are entitled to receive distributions of cash and property if a distribution is declared by our governors in their sole discretion.  Distributions are made to our unit holders in proportion to the number of units that are then issued and outstanding.  No distributions may be made in violation of North Dakota law.

Rights and Obligations of Class A Units Under the Second Amended and Restated Operating Agreement

Generally, as set out in the proposed Second Amended and Restated Operating Agreement, which is attached as Appendix B to this proxy statement, many of the terms and conditions of the Class A Units will be similar to the terms and conditions of our common equity units prior to a reclassification.  The following are material similarities and differences between the existing units and the Class A Units:

Voting Rights

As with our existing units, Class A members will be entitled to vote on all matters for which unit holder approval is required under our Second Amended and Restated Operating Agreement or North Dakota law.

Transferability

Our Class A Units will have similar transfer restrictions as our existing units.  Unlike our existing units, Class A Units may not be transferred without the approval of our board of governors, and the board of governors may disallow a transfer of Class A Units if:

•	the transfer would result in the number of Class A unit holders equaling 300 or more, or as otherwise required to avoid the Company’s reporting obligations under the Exchange Act; or
•	the transfer would change certain tax treatments of the Company.

As with transferees of our existing units, transferees of Class A Units will be required to furnish certain tax information to the Company. In order to become members of the Company, transferees of Class A Units must also become parties to the Company’s Second Amended and Restated Operating Agreement.

Minimum Ownership Requirement

There is no minimum ownership requirement for Class A Units following the reclassification.  Units retain their classification permanently after the reclassification transaction.  For example, if units are deemed Class A Units on the classification date, the holder of the units will not cease to become a Class A member if he or she no longer holds 50,000 or more Class A Units in the future.

Restrictive Legend

Certificates representing the Class A Units will bear the same restrictive legend as our certificates currently representing our units.

Rights and Obligations of Class B Units Under the Second Amended and Restated Operating Agreement

The following are material similarities and differences between the existing units and the Class B Units:

Voting Rights

Unlike our existing units or Class A Units, Class B members will be entitled to vote only on the election or removal of governors and dissolution of the Company.  Class B members will, however, be entitled to vote on any amendment to our proposed Second Amended and Restated Operating Agreement if such amendment would modify the limited liability of the member or alter the Financial Rights of the member.

Transferability

Our Class B Units will have similar transfer restrictions as our existing units.  Unlike our existing units, Class B Units may not be transferred without the approval of our board of governors, and the board of governors may disallow a transfer of Class B Units if:

•	the transfer would result in the number of Class B unit holders equaling 500 or more, or as otherwise required to avoid the Company’s reporting obligations under the Exchange Act; or
•	the transfer would change certain tax treatments of the Company.

As with transferees of our existing units, transferees of Class B Units will be required to furnish certain tax information to the Company. In order to become members of the Company, transferees of Class B Units must also become parties to the Company’s Second Amended and Restated Operating Agreement.

Minimum Ownership Requirement

There is no minimum ownership requirement for Class B Units following the reclassification.  Units retain their classification permanently after the reclassification transaction.  For example, if units are deemed Class B Units on the classification date, the holder of the units will not cease to become a Class B member if he or she no longer holds at least 10,000 units in the future.

Restrictive Legend

Certificates representing the Class B Units will bear the same restrictive legend as our certificates currently representing our units.

Rights and Obligations of Class C Units Under the Second Amended and Restated Operating Agreement

The following are material similarities and differences between the existing units and the Class C Units:

Voting Rights

Unlike our existing units or Class A or B Units, Class C members will be entitled to vote only on the dissolution of the Company.  Class C members will, however, be entitled to vote on any amendment to our proposed Second Amended and Restated Operating Agreement if such amendment would modify the limited liability of the member or alter the Financial Rights of the member.

Transferability

Our Class C Units will have similar transfer restrictions as our existing units.  Unlike our existing units, Class C Units may not be transferred without the approval of our board of governors, and the board of governors may disallow a transfer of Class C Units if:

•	the transfer would result in the number of Class C unit holders equaling 500 or more, or as otherwise required to avoid the Company’s reporting obligations under the Exchange Act; or
•	the transfer would change certain tax treatments of the Company.

As with transferees of our existing units, transferees of Class C Units will be required to furnish certain tax information to the Company. In order to become members of the Company, transferees of Class C Units must also become parties to the Company’s Second Amended and Restated Operating Agreement.

Restrictive Legend

Certificates representing the Class C Units will bear the same restrictive legend as our certificates currently representing our units.

Comparison of Features of Class A, B and C Units

The following table sets forth a comparison of the proposed features of the Class A, B and C Units.  Section references are to sections in the proposed Second Amended and Restated Operating Agreement.

	Class A	Class B	Class C

Voting Rights
Entitled to vote on all matters for which unit holder approval is required under our Second Amended and Restated Operating Agreement, Second Amended and Restated Member Control Agreement or North Dakota law. (Section 1.8 of Operating Agreement)

Entitled to vote on the election of our governors, voluntary dissolution and as may be required by our Second Amended and Restated Operating Agreement, Second Amended and Restated Member Control Agreement or North Dakota law. (Section 1.8 of Operating Agreement)

Only entitled to vote on voluntary dissolution and as may be required by our Second Amended and Restated Operating Agreement, Second Amended and Restated Member Control Agreement or North Dakota law.  (Section 1.8 of Operating Agreement)

Transfer Rights
Transfer will only be allowed pursuant to the restrictions set forth in our Second Amended and Restated Operating Agreement, Second Amended and Restated Member Control Agreement and tax and securities laws.  Our board of governors has the sole discretion to approve or disallow any proposed transfer.  Our board of governors has the authority to prohibit transfers that will result in 300 or more Class A unit holders of record and in order to allow transfers that will result in 300 or more Class A unit holders of record such issuance must first be  approved by the holders of a majority of the Class A Governance Rights.  (Section 8.1 of Member Control Agreement)

Transfer will only be allowed pursuant to the restrictions set forth in our Second Amended and Restated Operating Agreement, Second Amended and Restated Member Control Agreement and tax and securities laws.  Our board of governors has the sole discretion to approve or disallow any proposed transfer. Our board of governors has the authority to prohibit transfers that will result in 500 or more Class B unit holders of record and in order to allow transfers that will result in 500 or more Class B unit holders of record such issuance must first be  approved by the holders of a majority of the Class A Governance Rights.  (Section 8.1 of Member Control Agreement)

Transfer will only be allowed pursuant to the restrictions set forth in our Second Amended and Restated Operating Agreement, Second Amended and Restated Member Control Agreement and tax and securities laws. Our board of governors has the sole discretion to approve or disallow any proposed transfer.  Our board of governors has the authority to prohibit transfers that will result in 500 or more Class C unit holders of record and in order to allow transfers that will result in 500 or more Class C unit holders of record such issuance must first be  approved by the holders of a majority of the Class A Governance Rights.  (Section 8.1 of Member Control Agreement)

Minimum/Maximum Ownership Requirements
Holders of Class A Units will not be subject to minimum ownership requirements or limitations after the reclassification transaction. Units classified as Class A units will permanently retain their classification following the classification date.

Holders of Class B Units will not be subject to minimum ownership requirements or limitations after the reclassification transaction. Units classified as Class B units will permanently retain their classification following the classification date.

Holders of Class C Units will not be subject to minimum ownership requirements or limitations after the reclassification transaction. Units classified as Class C units will permanently retain their classification following the classification date.

Amendments to the Operating Agreement and Member Control Agreement
Holders of Class A Units may amend the Company’s Second Amended and Restated Operating Agreement, in addition to the rights of the governors to amend the Second Amended and Restated Operating Agreement (Section 6.6 of the Operating Agreement).  Holders of Class A Units may also amend the Company’s Second Amended and Restated Member Control Agreement (Section 2.5 of the Member Control Agreement).

Holders of Class B Units may not amend the Company’s Second Amended and Restated Operating Agreement or Second Amended and Restated Member Control Agreement.  However, Class B members may vote on any amendment to our Second Amended and Restated Operating Agreement and/or Second Amended and Restated Member Control Agreement if such amendment would modify the limited liability of the member or alter the Financial Rights of the member.

(Section 6.6 of the Operating Agreement and Section 2.5 of the Member Control Agreement)

Holders of Class C Units may not amend the Company’s Second Amended and Restated Operating Agreement or Second Amended and Restated Member Control Agreement.  However, Class C members may vote on any amendment to our Second Amended and Restated Operating Agreement and/or Second Amended and Restated Member Control Agreement if such amendment would modify the limited liability of the member or alter the Financial Rights of the member.

(Section 6.6 of the Operating Agreement and Section 2.5 of the Member Control Agreement)

Sharing of Profits and Losses	Holders of the Class A Units are entitled to share in the profits and losses of the Company on a pro rata basis (Article 6 of Member Control Agreement).	Holders of the Class B Units are entitled to share in the profits and losses of the Company on a pro rata basis (Article 6 of Member Control Agreement).	Holders of the Class C Units are entitled to share in the profits and losses of the Company on a pro rata basis (Article 6 of Member Control Agreement).

Distributions	Holders of Class A Units are entitled to receive distributions on a pro rata basis of Company cash and property as and when declared by the governors (Section 7.1 of the Member Control Agreement).	Holders of Class B Units are entitled to receive distributions on a pro rata basis of Company cash and property as and when declared by the governors (Section 7.1 of the Member Control Agreement).	Holders of Class C Units are entitled to receive distributions on a pro rata basis of Company cash and property as and when declared by the governors (Section 7.1 of the Member Control Agreement).

Dissolution	Holders of Class A Units are entitled to participate pro rata in the distribution of assets upon the Company’s dissolution (Section 7.1 of Member Control Agreement).	Holders of Class B Units are entitled to participate pro rata in the distribution of assets upon the Company’s dissolution (Section 7.1 of Member Control Agreement).	Holders of Class C Units are entitled to participate pro rata in the distribution of assets upon the Company’s dissolution (Section 7.1 of Member Control Agreement).

Information Rights
Holders of Class A Units are entitled to receive financial reports and to access and copy certain information concerning the Company’s business (Section 10-32-51 of the North Dakota Limited Liability Company Act).

Holders of Class B Units are entitled to receive financial reports and to access and copy certain information concerning the Company’s business (Section 10-32-51 of the North Dakota Limited Liability Company Act).

Holders of Class C Units are entitled to receive financial reports and to access and copy certain information concerning the Company’s business (Section 10-32-51 of the North Dakota Limited Liability Company Act).

PROPOSAL #3

ELECTION OF THREE MEMBERS OF THE BOARD OF GOVERNORS

Red Trail Energy has seven (7) governors.  Each governor is elected to a three year term.  The terms of the governors are staggered, so that the terms of two governors expire in one year (Group I), two expire the next year (Group II), and three expire the following year (Group III).  The staggering of the terms of the governors commenced at the Annual Meeting of the members which was held on May 30, 2007, at which meeting two governors were elected to an initial one year term, two governors were elected to an initial two year term, and three governors were elected to an initial three year term.  The governors’ seats, as voted on at the 2007 Annual Meeting, were assigned to a class as follows:

Group I:   Jody Hoff and Ronald Aberle
Group II:  Mike Appert and William Price
Group III: Tim Meuchel, Frank Kirschenheiter and Roger Berglund (now filled by Sid Mauch)

The initial one year term of the governors in Group I expired at our 2008 Annual Meeting and the Group I governor seats were filled via the election of Mr. Hoff and Mr. Aberle at the 2008 Annual Meeting for an additional three-year term.  The initial two year term of the governors in Group II expired at the 2009 Annual Meeting and Group II governor seats were filled via the election of Mr. Appert and Mr. Price.  The initial three year term of governors in Group III expires at the 2010 Annual Meeting.  One Group III governor, Roger Berglund, resigned as a governor of the Company effective December 10, 2008.  At a March 31, 2009 Board of Governors meeting, the Board filled Mr. Berglund’s seat by the appointment of Sid Mauch, who has served the remainder of Mr. Berglund’s term.

The Nominating Committee of our Board of Governors is comprised of William Price - Chair, Jody Hoff, Ron Aberle and Mike Appert and is responsible for selecting candidates for governor. The Nominating Committee undertook a detailed review of all prospective nominees that submitted their own names for consideration, had their names submitted by another person for consideration for election to our Board of Governors or whom the Nominating Committee contacted directly, as of the advance notice deadline for member proposals.  This year, pursuant to the advance notice deadline set forth in our Operating Agreement, the Company must have received the name of a prospective nominee between _______ and _________ for consideration by the Nominating Committee.

The Nominating Committee of our Board of Governors undertook a detailed review of all prospective nominees that either submitted their own names for consideration, had their names submitted by another person for consideration for election to our Board of Governors, or who the Nominating Committee contacted directly as of the advance notice deadline for member proposals.

[Insert nomination process when complete]

After consideration of each nominee, the Nominating Committee has recommended as nominees for election ________________.   All nominees have indicated their willingness to serve as governors.

The three candidates who receive a plurality of the affirmative votes for the election of governors (in person or by proxy) will be elected to the position of governor.  If you fail to mark a vote, the proxies solicited by the Board of Governors will be voted in favor of the Board of Governors’ nominees and your Units will be equally distributed among the three nominating committee-recommended nominees.  If you do not submit a proxy card or attend the meeting, or if you abstain from voting, your vote will not be counted as a vote for or against any nominee.

The following table contains certain information with respect to the nominees for election to the Board of Governors at the 2009 Annual Meeting:

[Insert when nomination process complete]

Biographical Information of Nominees

 [Insert when nomination process complete]

VOTE REQUIRED

The Board recommends that you vote __________ set forth in this Proposal #3. Under applicable North Dakota law, the election of each nominee requires the affirmative vote by a plurality of the voting power of the Units present and entitled to vote on the election of governors at the Annual Meeting at which a quorum is present.

ABOUT THE MEMBER MEETING

Date, Time and Place of the Combined Special and Annual Meeting

Our board of governors is asking for your proxy for use at a combined special and annual meeting of the members to be held on ______, _________, 20___, at _:__ _.m., local time, at ________________________________, and at any adjournments or postponements of that meeting.
Proposals to be Considered at the Combined Special and Annual Meeting

Our board of governors has authorized, and unanimously recommends for your approval at the combined special and annual meeting, the following matters:

A.
Adoption of the proposed amendments to our Amended and Restated Operating Agreement contained in the proposed Second Amended and Restated Operating Agreement and the proposed amendments to our Amended and Restated Member Control Agreement contained n the proposed Second Amended and Restated Member Control Agreement to provide for the authorization of three separate and distinct classes of units: Class A Units, Class B Units and Class C Units.

B.
Approval of the reclassification of our units to reclassify our units into Class A Units, Class B Units and Class C Units for the purpose of discontinuing the registration of our units under the Securities Exchange Act of 1934.

C.	To elect 3 governors to the seats open for election pursuant to our Amended and Restated Operating Agreement and Amended and Restated Member Control Agreement.

These matters will be voted upon separately by our members.  If Proposals A or B are not approved, our board of governors, in its discretion may determine not to implement:

•	the reclassification; or
•	any or all of the proposed amendments that our members otherwise approved.

Our board of governors will have the discretion to determine if and when to effect the amendments to our Amended and Restated Operating Agreement and our Amended and Restated Member Control Agreement, including the reclassification, and reserves the right to abandon the amendments, including the reclassification, even if they are approved by the members.  For example, if the number of record holders of member units changes such that the reclassification would no longer accomplish our intended goal of discontinuing our SEC reporting obligations, the board of governors may determine not to effect the reclassification transaction.

We expect that if the members approve and the board elects to effect the amendments to our Amended and Restated Operating Agreement and our Amended and Restated Member Control Agreement, the reclassification will become effective on ____________.

Members are also being asked to consider and vote upon any other matters that may properly be submitted to a vote at the meeting or any adjournment or postponement of the combined special and annual meeting. The board is not aware of any other business to be conducted at the combined special and annual meeting.
Record Date

You may vote at the combined special and annual meeting if you were the record owner of our member units at the close of business on _____________, which has been set as the record date.  At the close of business on the record date, 40,193,973 units issued and outstanding, held by approximately 917 current unit holders of record.  If you are a member of the Company, you are entitled to one vote on each matter considered and voted upon at the combined special and annual meeting for each membership unit you held of record at the close of business on the record date.

Quorum; Vote Required for Approval

The presence, in person or by proxy, of a majority of our membership units entitled to vote is necessary to constitute a quorum at the combined special and annual meeting.  Currently 20,096,987 membership units must be present, in person or by proxy, to constitute a quorum at the combined special and annual meeting.

Approval of the amendments to our Amended and Restated Operating Agreement contained in the proposed Second Amended and Restated Operating Agreement and amendments to our Amended and Restated Member Control Agreement contained in the proposed Second Amended and Restated Member Control Agreement, including the amendments to effect the reclassification transaction, requires the affirmative vote of by 66.67% of the Membership Voting Interests represented at the combined special and annual meeting of the members (in person, by proxy, or by mail ballot), or at a minimum 26,809,390 of the 40,193,973 outstanding units. Because the executive officers and governors of RTE have the power to vote a total of 5,989,161 units and because we believe that all of the executive officers and governors will vote in favor of the transaction, this means a total of only 20,820,219 units held by members who are not executive officers or governors of the Company may be required to vote in favor of the amendments for them to be approved.  Because the executive officers and governors hold only approximately 14.90% of the voting power of our outstanding units, there is no assurance that the amendments to our Amended and Restated Operating Agreement contained in the proposed Second Amended and Restated Operating Agreement and the amendments to our Amended and Restated Member Control Agreement contained in the proposed Second Amended and Restated Member Control Agreement, including the amendments to effect the reclassification transaction, will be approved.

Abstentions and broker non-votes will not be counted as entitled to vote, but will count for purposes of establishing a quorum at the combined special and annual meeting.  Therefore, abstentions and broker non-votes will have the effect of a vote “AGAINST” the amendments to our Amended and Restated Operating Agreement contained in the proposed Second Amended and Restated Operating Agreement and the amendments to our Amended and Restated Member Control Agreement contained in the proposed Second Amended and Restated Member Control Agreement, including the amendments to effect the reclassification transaction.  Approval of the amendments to our Amended and Restated Operating Agreement contained in the proposed Second Amended and Restated Operating Agreement and the amendments to our Amended and Restated Member Control Agreement contained in the proposed Second Amended and Restated Member Control Agreement, including the amendments to effect the reclassification transaction, does not require the separate vote of a majority of our unaffiliated unit holders, and no separate vote will be conducted.

Under applicable North Dakota law, the election of each nominee requires the affirmative vote by a plurality of the voting power of the Units present and entitled to vote on the election of governors at the Annual Meeting at which a quorum is present.

Any proposal to adjourn or postpone the combined special and annual meeting, if necessary, must be approved by the greater of: a) a majority of the voting power of the membership interests present and entitled to vote on that item of business; or b) a majority of the voting power that would constitute a quorum for the transaction of business at a duly held meeting of members. In addition, Section 1.11 of our Amended and Restated Operating Agreement provides that if a member meeting is properly convened a quorum is present, then the members can continue to transact business, including an adjournment or postponement, even if a subsequent withdrawal of members leaves less than a quorum present.

Voting and Revocation of Proxies

You may vote your membership units in person by attending the combined special and annual meeting, or by mailing us your completed proxy if you are unable or do not wish to attend.  The proxy card must be returned to the Company no later than __:00 _.m. on _____________, 20___ for your vote to be valid.  If a proxy card is submitted by mail without instructions, the proxies will be voted “FOR” Proposals 1- 4 and a proposal to adjourn or postpone the meeting, if necessary.

You can revoke your proxy at any time before RTE takes a vote at the meeting by:

•
delivering to Kent Anderson, our CFO, at our corporate offices at P.O. Box 11, 3682 Highway 8 South, Richardton, ND 58652, on or before the business day prior to the combined special and annual meeting, a later-dated and signed proxy card or a written revocation of the proxy;

•	delivering to us at the combined special and annual meeting prior to the taking of the vote on the proposals, a later-dated and signed proxy card or a written revocation;
•	attending the combined special and annual meeting and voting in person; or
•	if you have instructed a broker to vote your units, following the directions received from your broker to change those instructions.

Revoking a proxy will not affect a vote once it has been taken.  Attendance at the combined special  and annual meeting will not, in itself, constitute a revocation of a proxy.  If you plan to attend the combined special and annual meeting to change a vote that you have previously made by submitting a signed proxy, you must vote in person at the combined special  and annual meeting.

Our board of governors is not currently aware of any business to be brought before the combined special and annual meeting other than that described in this proxy statement. However, if other matters are properly presented, the persons named as proxies will vote in accordance with their judgment with respect to those matters.

Solicitation of Proxies; Expenses of Solicitation

Solicitation of proxies will be made primarily by mail.  Proxies may also be solicited in person or by telephone, facsimile or other means by our governors, officers and regular employees.  These individuals will receive no additional compensation for these services, but will be reimbursed for any transaction expenses incurred by them in connection with these services.

We will bear the expenses in connection with the solicitation of proxies. Upon request, we will reimburse brokers, dealers and banks, or their nominees, for reasonable expenses incurred in forwarding copies of the proxy materials to the beneficial owners of the member units that those persons hold of record.

We are mailing this proxy material to our unit holders on or about _________, 20___.

Authority to Adjourn the Combined Special and Annual Meeting to Solicit Additional Proxies

We are asking our members to grant full authority for the combined special and annual meeting to be adjourned, if necessary, to permit solicitation of additional proxies to approve any of the proposals presented in this proxy statement.

2011 Member Proposals

In order to be considered for inclusion in our 2011 Annual Meeting proxy statement, member proposals must be submitted in writing to the Company between ___ and _______ (approximately 60 to 90 days prior to the firs anniversary of the preceding year’s annual meeting), if Proposal 2 is not approved, or ________ (120 days prior to the one year anniversary of the date of mailing of this proxy), if Proposal 2 is approved. The Company suggests that proposals for the 2011 annual meeting of the members be submitted by certified mail-return receipt requested.

2011 Annual Meeting Director Nominations

Our Nominating Committee will consider governor candidates recommended by members.  Members interested in submitting the name of a candidate for consideration as governor should send a letter to the Secretary of the Company, P.O. Box 11, 3682 Highway 8 South, Richardton, ND 58652, and specify that the letter should be forwarded to the chairman of the Nominating Committee.  Our Board has not yet adopted a formal policy regarding qualifications of governor candidates.  Currently, in evaluating governor nominees, our nominating committee and Board considers a variety of factors, including the appropriate size of our Board of Governors; our needs with respect to the particular talents and experience of our governors; the knowledge, skills and experience of nominees, including experience in the ethanol, corn or feed industries, finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board; experience with accounting rules and practices; and the desire to balance the benefit of continuity with the periodic injection of the fresh perspective provided by new Board members.  To date, we have not engaged third parties to identify or evaluate or assist in identifying potential nominees, although we reserve the right in the future to retain a third party search firm, if necessary.

Our Amended and Restated Operating Agreement provides that members must give advance notice to the Company of  any person that they propose be nominated as a governor.  Under the advance notice provision, to be timely a member’s notice must be received at the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the anniversary date of the immediately preceding annual meeting of members.  With regard to governor nominations, the notice must also set forth (a) the name and address of the member who intends to make the nomination, (b) the name, age, business address and, if known, residence address of each person so proposed, (c) the principal occupation or employment of each person so proposed for the past five (5) years, (d) the number of Units of the Company beneficially owned by each person so proposed and the earliest date of acquisition of any such Units, (e) a description of any arrangement or understanding between each person so proposed and the member(s) making such nomination with respect to such person’s proposal for nomination and election as a governor and actions to be proposed or taken by such person if elected a governor and (f) the written consent of each person so proposed to serve as a governor if nominated and elected as a governor.

FINANCIAL INFORMATION

Selected Historical Financial Data

Set forth below is our selected historical unaudited consolidated financial information.  The historical financial information was derived from the audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, from the unaudited consolidated financial statements included in our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2010 and from other information and data contained in the Annual Report and Quarterly Report.  The financial information that follows should be read in conjunction with the Annual Report and the Quarterly Report.  Copies of the Annual Report and the Quarterly Report and all of the financial statements and related notes contained in the Annual Report and the Quarterly Report have been included as Appendix C to this proxy statement and mailed herewith to all unit holders.  In addition, copies of the Annual Report and the Quarterly Report and all of the financial statements and related notes contained in the Annual Report and Quarterly Report may also be obtained as set forth under the caption “Other Matters—Where You Can Find More Information” beginning on page __.

RED TRAIL ENERGY, LLC
CONDENSED BALANCE SHEETS

	31-Mar-10	31-Dec-09	31-Dec-08
	(Unaudited)	(Audited)	(Audited)
ASSETS
Current Assets
Cash and equivalents	$12,589,232	$13,214,091	$4,433,839
Restricted cash - collateral	750,000	750,000	—
Restricted cash - margin account	203,612	1,467,013	1,498,791
Accounts receivable	2,248,322	2,635,775	2,697,695
Derivative instruments, at fair value	276,635	129,063	—
Inventory	6,602,827	6,993,031	3,353,592
Prepaid expenses	206,865	195,639	4,398,046
Total current assets	22,877,493	25,384,612	41,767
			16,423,730
Property, Plant and Equipment
Land	351,280	351,280	351,280
Plant and equipment	79,253,921	79,199,850	79,898,657
Land improvements	3,970,500	3,970,500	3,939,294
Buildings	5,312,995	5,312,995	5,312,995
Construction in progress	41,280	—	33,679
	88,929,976	88,834,625	89,535,905

Less accumulated depreciation	18,884,570	17,419,043	11,525,863
Net property, plant and equipment	70,045,406	71,415,582	78,010,042

Other Assets
Debt issuance costs, net of amortization	0	0	567,385
Investment in RPMG	605,000	605,000	605,000
Patronage equity	309,990	192,207	116,296
Deposits	80,000	80,000	80,000
Total other Assets	994,990	877,207	1,368,681
Total Assets	$93,917,889	$97,677,401	$95,802,453

LIABILITIES AND MEMBERS' EQUITY
Current Liabilities
Current maturities of long-term debt	$12,600,000	$6,500,000	$49,063,201
Accounts payable	6,264,272	7,605,302	5,720,764
Accrued expenses	3,331,790	2,634,534	1,845,101
Derivative instruments, at fair value	—	806,490	1,051,052
Accrued loss on firm purchase commitments	102,000	—	1,426,800
Interest rate swaps, at fair value	2,322,867	2,360,686	2,861,530
Total current liabilities	24,620,929	19,907,012	61,968,448

Other Liabilities
Contracts payable	275,000	275,000	275,000

Long-Term Debt	32,162,105	43,620,025	—

Commitments and Contingencies

Members' Equity	36,859,855	33,875,364	33,559,005
Total Liabilities and Members' Equity	$93,917,889	$97,677,401	$95,802,453

Notes to Unaudited Condensed Financial Statements are an integral part of this Statement.

RED TRAIL ENERGY, LLC
CONDENSED STATEMENTS OF OPERATIONS

	Three Months Ended	Year Ended	Year Ended
	31-Mar-10	31-Dec-09	31-Dec-08
	(Unaudited)	(Audited)	(Audited)
Revenues
Ethanol, net of changes in fair value of derivative instruments	$23,784,165	$77,700,414	$111,086,858
Distillers grains	5,102,726	16,136,247	20,816,656
Total Revenue	28,886,891	93,836,661	131,903,514

Cost of Goods Sold
Cost of goods sold, net of changes in fair value of derivative instruments	23,606,550	80,376,609	121,042,965
Loss on firm purchase commitments	102,000	169,000	3,470,110
Lower of cost or market adjustment for inventory on hand	20,000	1,464,500	771,200
Depreciation	1,450,442	5,840,760	5,740,963
Total Cost of Goods Sold	25,178,992	87,850,869	131,025,238

Gross Margin (Loss)	3,707,899	5,985,792	878,276

General and Administrative	640,155	2,812,891	2,857,091

Operating Income (Loss)	3,067,744	3,172,901	(1,978,815)

Interest Expense	1,088,919	3,988,916	6,013,299

Other Income, net	1,005,667	1,176,675	2,625,542

Net Income (Loss)	$2,984,492	$360,660	$(5,366,572)

Wtd Avg Units Outstanding - Basic and Diluted	40,193,973	40,191,494	40,176,974

Net Income per Unit - Basic and Diluted	$0.07	$0.01	$(0.13)

Pro Forma Information

Set forth below is our pro forma information showing the effect of the reclassification transaction on the Company’s balance sheet, the Company’s statement of income, earnings per share and the Company’s book value per share.

RED TRAIL ENERGY, LLC
CONDENSED BALANCE SHEETS

	Actual	Effect of	As Adjusted
	31-Dec-09	Deregistration	31-Dec-09
ASSETS
Current Assets
Cash and equivalents	$13,214,091	$240,000	$13,454,091
Restricted cash - collateral	750,000		750,000
Restricted cash - margin account	1,467,013		1,467,013
Accounts receivable	2,635,775		2,635,775
Derivative instruments, at fair value	129,063		129,063
Inventory	6,993,031		6,993,031
Prepaid expenses	195,639		195,639
Total current assets	25,384,612	240,000	25,624,612
Property, Plant and Equipment
Land	351,280		351,280
Plant and equipment	79,199,850		79,199,850
Land improvements	3,970,500		3,970,500
Buildings	5,312,995		5,312,995
Construction in progress	—		—
	88,834,625		88,834,625

Less accumulated depreciation	17,419,043		17,419,043
Net property, plant and equipment	71,415,582		71,415,582

Other Assets
Debt issuance costs, net of amortization	0		0
Investment in RPMG	605,000		605,000
Patronage equity	192,207		192,207
Deposits	80,000		80,000
Total other Assets	877,207		877,207
Total Assets	$97,677,401	$240,000	$97,917,401
LIABILITIES AND MEMBERS' EQUITY
Current Liabilities
Current maturities of long-term debt	$6,500,000		6,500,000
Accounts payable	7,605,302		7,605,302
Accrued expenses	2,634,534		2,634,534
Derivative instruments, at fair value	806,490		806,490
Accrued loss on firm purchase commitments	—		—
Interest rate swaps, at fair value	2,360,686		2,360,686
Total current liabilities	19,907,012		19,907,012

Other Liabilities
Contracts payable	275,000		275,000

Long-Term Debt	43,620,025		43,620,025

Commitments and Contingencies

Members' Equity
Class A (40,193,973 Units before and 29,016,098 units after reclassication, respectively)	33,875,364	(9,247,424)	24,627,940
Class B (7,630,765 Units after reclassification	-	6,476,750	6,476,750
Class C (3,547,110 Units after reclassiciation)	-	3,010,674	3,010,674
Total Members' Equity	33,875,364	240,000	34,115,364

Total Liabilities and Members' Equity	$97,677,401	$240,000	$97,917,401

Net Book Value/Unit (Class A)	$0.84	$ (0.32)	$0.85
Net Book Value/Unit (Class B)	$-	$0.85	$0 .85
Net Book Value/Unit (Class C)	$-	$0.85	$0 .85

RED TRAIL ENERGY, LLC
CONDENSED STATEMENTS OF OPERATIONS

	Actual	Effect of	As Adjusted
	31-Dec-09	Deregistration	31-Dec-09
Revenues
Ethanol, net of changes in fair value of derivative instruments	$77,700,414	$-	77,700,414
Distillers grains	16,136,247	-	16,136,247
Total Revenue	93,836,661	-	93,836,661

Cost of Goods Sold
Cost of goods sold, net of changes in fair value of derivative instruments	80,376,609	-	80,376,609
Loss on firm purchase commitments	169,000	-	169,000
Lower of cost or market adjustment for inventory on hand	1,464,500	-	1,464,500
Depreciation	5,840,760	-	5,840,760
Total Cost of Goods Sold	87,850,869	-	87,850,869

Gross Margin (Loss)	5,985,792	-	5,985,792

General and Administrative	2,812,891	(240,000)	2,572,891

Operating Income (Loss)	3,172,901	240,000	3,412,901

Interest Expense	3,988,916	-	3,988,916

Other Income, net	1,176,675	-	1,176,675

Net Income (Loss)	$360,660	240,000	600,660

Wtd Avg Units Outstanding - Basic and Diluted
Class A Units	40,191,494	(11,175,396)	29,016,098
Class B Units	-	7,630,765	7,630,765
Class C Units	-	3,544,631	3,544,631
	40,191,494	-	40,191,494
Net Income per Unit - Basic and Diluted
Class A Units	$0.01	$-	$0.01
Class B Units	#DIV/0!	$0 .01	$0.01
Class C Units	#DIV/0!	$0 .01	$0.01

MARKET PRICE OF RED TRAIL ENERGY, LLC UNITS AND DISTRIBUTION INFORMATION

Comparative Market Price Data

Our units are not traded actively and there is no established public trading market for our securities although we have engaged Alerus to manage our qualified matching service for us, an alternative trading system as defined by the SEC.  The following table sets forth the high, low and average trading prices on a quarterly basis for transactions in our membership units known to us that occurred since our first quarter of 2008.  There may be other transactions of which we are not aware.

Completed Unit Transactions
Fiscal Quarter	Low Per Unit Price		High Per Unit Price		Number of Units Traded
2008 1st Quarter		$1.20		$1.30	330,000
2008 2nd Quarter		$1.10		$1.10	1,000
2008 3rd Quarter		$1.00		$1.00	120,000
2008 4th Quarter	$	―	$	―	―
2009 1st Quarter	$	―	$	―	―
2009 2nd Quarter		$0.30		$0.30	10,000
2009 3rd Quarter		$0.20		$0.20	50,000
2009 4th Quarter	$	―	$	―	―

There were approximately 917 record holders of our 40,193,973 outstanding units on July 12, 2010.

Distributions

We did not make any distributions to our members for the fiscal years ended December 31, 2009 or 2008. Distributions are payable at the discretion of our Board, subject to the provisions of the North Dakota Limited Liability Company Act and our Member Control Agreement. Distributions to our unit holders are also subject to certain loan covenants and restrictions that require us to make additional loan payments based on excess cash flow. We may distribute a portion of the net profits generated from our operations to unit holders. A unit holder’s distribution is determined by dividing the number of units owned by such unit holder by the total number of units outstanding. Our unit holders are entitled to receive distributions of cash or property if and when a distribution is declared by our Board. Subject to the North Dakota Limited Liability Company Act, our Member Control Agreement and the requirements of our creditors, our Board has complete discretion over the timing and amount of distributions, if any, to our unit holders. There can be no assurance as to our ability to declare or pay distributions in the future.

We do not anticipate that the reclassification transaction will have any affect on our ability to declare and pay distributions to our unit holders, nor will the terms of the Class A, B and C Units differ with respect to the rights of members to receive distributions from the Company.

IDENTITY AND BACKGROUND OF FILING PERSONS
(GOVERNORS AND EXECUTIVE OFFICERS OF THE COMPANY)

During the last five years, the Company has not been convicted in a criminal proceeding and has not been a party to any judicial or administrative proceeding that resulted in a judgment, decree or final order enjoining it from future violations of, or prohibiting activities subject to, federal or state securities laws or a finding of any violation of federal or state securities laws.

Set below are the (i) name, (ii) business address, (iii) current principal occupation or employment, and the name, principal business and address of any corporation or other organization in which the employment or occupation is conducted, and (iv) material occupations, positions, offices or employment during the past five years, and the name, principal business and address of any corporation or other organization in which the occupation, position, office or employment was carried on, of each of our governors and executive officers.    Each person identified below is a United States citizen. Unless otherwise noted, (a) all governors have been employed in the principal occupations noted below for the past five years or more, and (b) the principal business address of each person identified below is P.O. Box 11, 3682 Highway 8 South, Richardton, ND 58652.

Mike Appert

Mr. Appert currently serves as the Chairman of the Board of Governors.  He previously served as Secretary.  He is a member of our Acquisition, Governance, Nominating and Risk Management Committees and has been a Governor since our inception.

Mr. Appert has been the owner and president of Appert Acres, Inc., a corn, soybean, sunflowers and small grains farming operation since 1991, as well as operating a Mycogen Seeds Dealership.  He also serves on several boards which include the Hazelton Airport Authority as president, the Goose Lake Chapter Pheasants Forever as Treasurer and the Hazelton Lions Club.

William Price

Mr. Price has served as a Governor since our inception and is a member of our Acquisition Committee.  He served as Vice President from inception of the Company until May 2007, and currently serves as Secretary and is the chairman of the Nominating Committee.

Since 1980, Mr. Price has been the managing partner and is currently vice president of Price Cattle Ranch LLP, a cattle operation.  Since 1997, he has been the managing partner and is currently the president of Missouri River Feeders LLP, a feedlot and diversified farm.  He also serves as a governor of Quality Dairy Growers, LLC, a dairy operation, and is a governor of Sunnyside Feeds, LLC, a custom feed plant.  Mr. Price is also a governor of North Dakota Sow Center LLLP, a 10,000 head ISO wean facility.  Mr. Price is a member of multiple associations, including the North Dakota Stockmen’s Association, the National Cattlemen’s Beef Association, and the Great Bend Irrigation District, and has served on the Missouri Slope Irrigation Board of Governors and served as Chairman of the North Dakota Feeder Council.

Jody Hoff

Mr. Hoff currently serves as Vice Chairman, has served as a Governor since our inception and serves as the chairman of our Audit Committee and is a member of our Acquisition, Compensation and Nominating Committees.

Mr. Hoff is a Mechanical Engineer, registered with the State of North Dakota.  Since 2002, he has been a partner, vice president, chief engineer and head of operations of Amber Waves, Inc., a manufacturing company.  Prior to starting Amber Waves, Inc., Mr. Hoff spent over five years working for Fagen Engineering where he led a design team working on commercial and industrial projects including ethanol plant design.  Mr. Hoff holds a BS degree in mechanical engineering from North Dakota State University.

Frank Kirschenheiter

Mr. Kirschenheiter currently serves as Treasurer of the Board of Governors and is a member of our Audit Committee.  He has been a Governor since May 2007.

Mr. Kirschenheiter has served as the chief executive officer of Charmark International, LLC since 2005.  He and his wife Earlene are involved with their children in a small cattle operation.  Mr. Kirschenheiter has served as the mayor of the City of Richardton for the past 14 years.

Tim Meuchel

Mr. Meuchel has been the president of Modern Grain, Inc., a grain elevator located in Hebron, North Dakota, since 1986.  Mr. Meuchel currently serves as a member of the Governance, Acquisition and Risk Management.  He has been a Governor since May 2007.

Ronald Aberle

Mr. Aberle has served as a Governor since our inception and is a member of our Nominating Committee and also serves as a member of our Audit, Acquisition, Compensation, Nominating and Risk Management Committees.

Mr. Aberle is an owner and managing partner of Aberle Farms, a diversified farm and ranch, and most recently added an RV Campground to the enterprise.  Mr. Aberle serves as an Advisory Board member of U.S. Bank in Bismarck, North Dakota, and is a Trustee of St. Hildegards Church.

Sid Mauch

Mr. Mauch has served as a Governor since March 2009, replacing Roger Berglund, who resigned as a Governor of the Company in December 2008.  He serves on our Risk Management committee.

Mr. Mauch has been the manager and controller of Maple River Grain & Agronomy, LLC, a grain elevator and agronomy supplier located in Casselton, North Dakota, since 1976.

Gerald Bachmeier, Chief Executive Officer

Mr. Bachmeier was appointed Interim Chief Executive Officer effective on June 15, 2009.  Mr. Bachmeier is also the Chief Manager of our management consulting company, Greenway, and is also the Company’s largest shareholder through his affiliation with RTSB, LLC.  Under the terms of the Management Agreement, Greenway was responsible to provide the Company’s Chief Executive Officer and Plant Manager.  Upon Mr. Miller’s resignation, Mr. Bachmeier assumed the duties of Chief Executive Officer pursuant to the terms of the Management Agreement until he was replaced by Mr. Diehl on January 1, 2010.  On July 8, 2010, Mr. Bachmeier was again appointed as our Chief Executive Officer as a part of the Company’s management reorganization plan.

Mr. Bachmeier has been involved in the ethanol industry for the past eighteen years. He has served as a Plant Manager of Morris Ag Energy and Chief Marketing Manager of United Ethanol Sales. He was instrumental in the formation of DENCO, LLC and was the major role player for the acquisition of Morris Ag Energy. He was also instrumental in the design and construction of DENCO, LLC as it stands today. He is currently the Chief Manager of DENCO, LLC and Greenway and has held various board positions with many industry trade groups.

Kent Anderson, Chief Financial Officer

Mr. Anderson has over 13 years of experience in various corporate accounting positions.  Mr. Anderson has most recently served as the CFO and Assistant Treasurer for the Theodore Roosevelt Medora Foundation from August 2006 to April 2010.  Prior to that, Mr. Anderson worked as the Compliance and Control Manager for Dakota Growers Pasta Company, Inc. from January 2005 to August 2006. Mr. Anderson is a Certified Public Accountant with a Bachelors of Accountancy degree from the University of North Dakota.

Calvin Diehl, Former Chief Executive Officer

Mr. Diehl was appointed Chief Executive Officer of the Company from January 1, 2010 to July 8, 2010 and previously served as the Company’s Grain Merchandiser from December 2008 to December 2009.  As of July 8, 2010, Mr. Diehl was reappointed as the Company’s Grain Merchandiser as a part of the Company’s management reorganization plan.  Prior to joining the Company, he was the General Manager for James Valley Grain, a grain elevator with shuttle car loading capabilities located in Oakes, North Dakota.  Mr. Diehl was also previously employed as a field representative with Cenex Harvest States from June 1996 to June 2005.  In his capacity as a field representative, Mr. Diehl consulted with various elevators on their financing, insurance and risk management needs.

Mark E. Klimpel, Former Chief Financial Officer

Mr. Klimpel was the Chief Financial Officer for the Company from October 2007 through May 13, 2010.  Prior to joining the Company, he worked for Knife River Corporation in Bismarck, North Dakota beginning in 1998.  At Knife River he held various positions within the corporate accounting department and, most recently, was ERP Implementation Project Manager.  Mr. Klimpel is a Certified Public Accountant with a Bachelors of Accountancy degree from the University of North Dakota, located in Grand Forks, North Dakota.

Mick Miller, Former Chief Executive Officer

Mr. Miller resigned his position as President and Chief Executive Officer of the Company effective on June 15, 2009, a position to which he was appointed in August 2006.  From June 2005 to August 2006, he was the General Manager for the Company.  Prior to joining the Company, he worked for Diversified Energy Company LLC (DENCO), an ethanol plant in Morris, Minnesota beginning in September 1999.  At DENCO, Mr. Miller was Operations Supervisor from July 2000 through May 2002 and Plant Manager from May 2002 to June 2005.  Mr. Miller also served as the Vice President of Operations for Greenway.  Mr. Miller also represented the Company on the board of directors of RPMG, Inc.  He has served since May 2005 to the present on the Advisory Board for the Process Plant Technology Program at Bismarck State College in Bismarck, North Dakota and has served on the board since October 2006 as the Vice President for the North Dakota Ethanol Producers Association.

To our knowledge, none of our governors or executive officers has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or has been a party to any judicial or administrative proceeding  (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

CORPORATE GOVERNANCE

Governor Independence

The Company has voluntarily adopted the NASDAQ Marketplace Rules for determining whether a governor is independent and our Board of Governors has determined that three (3) of our current seven (7) governors are “independent” within the meaning of Rule 4200(a)(15) of the NASDAQ Marketplace Rules.  As a non-listed issuer, we are not required to comply with the NASDAQ Marketplace Rules, but have voluntarily adopted the Rule 4200(a)(15) definition.  Our independent governors under the definition are Jody Hoff, Sid Mauch and Frank Kirschenheiter.  None of our governors are officers.  Mike Appert, Ron Aberle and Tim Meuchel are not considered independent because of their sales of corn to the Company.  William Price is not considered independent because of his ownership in operations that purchase distillers grains from the Company.  Transactions with our governors are based on the same terms and conditions as those that are available to the public.  In evaluating the independence of our governors, we considered the following factors:  (i) the business relationships of our governors; (ii) positions our governors hold with other companies; (iii) family relationships between our governor and other individuals involved with the Company; (iv) transactions between our governors and the Company; and (v) compensation arrangements between our governors and the Company.

Board Meetings and Committees; Annual Meeting Attendance

The Board of Governors generally meets once per month.  The Board of Governors is directly responsible for governance of the Company.  The Board held regular meetings on twelve (12) occasions in fiscal 2009; additionally the Board held six (6) special meetings.  The Board has a standing acquisition committee, audit committee, compensation committee, governance committee, nominating committee, and risk management committee.  Each governor attended 75% or more of the aggregate number of meetings of the Board and of committees of which he was a member.

Member Communication with the Board of Governors

Members seeking to communicate with the Board of Governors should submit their written comments to the Secretary of the Company, P.O. Box 11, 3682 Highway 8 South, Richardton, ND 58652.  The Secretary will forward all such communications (excluding routine advertisements and business solicitations and communications which the Secretary, in his or her sole discretion, deems to be a security risk or for harassment purposes) to each member of the Board or, if applicable, to the individual governors(s) named in the correspondence.

Governor Attendance at Annual Meeting of Members

The Board of Governors does not have a policy with regard to governors’ attendance at annual meetings, but governors are encouraged to attend each Annual Meeting.  All Board members were present at the 2009 Annual Meeting.

Code of Ethics

The Company has adopted a Code of Business Conduct that applies to all of our employees, officers and governors, and a Code of Ethics for Senior Financial Officers that applies to our Chief Executive Officer, Chief Financial Officer or Controller and other persons performing similar functions.  The Code of Business Conduct and Code of Ethics are available on the Investors section of our website at http://redtrailenergyllc.com/investors.  The Company intends to satisfy the disclosure requirements of Form 8-K involving an amendment to, or a waiver from, a provision of its code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, by posting such information on the Investors section of our website, located at http://redtrailenergyllc.com/investors, or in a current report on Form 8-K.

Audit Committee

The Audit Committee of the board of governors operates under a charter adopted by the board of governors on April 9, 2007.  Under the charter, the Audit Committee must have at least three members.  Our audit committee members are Mr. Hoff, Mr. Kirschenheiter and Mr. Aberle.  The chairperson of the Audit Committee is Mr. Hoff.  Our audit committee currently does not have an individual designated as a financial expert and has communicated this to the Nominating Committee for their consideration as they review potential nominees for the board of governors.  The Audit Committee is exempt from the independence listing standards because the Company’s securities are not listed on a national securities exchange or listed in an automated inter-dealer quotation system of a national securities association or to issuers of such securities.  Under NASDAQ rules 4200 and 4350, a majority of our Audit Committee is independent within the definition of independence provided by NASDAQ rules 4200 and 4350.  In addition, our Audit Committee charter requires a majority of our committee members to be independent.  A majority of the members of our Audit Committee is independent as required by our Audit Committee charter.

The Audit Committee held 6 meetings during the fiscal year ended December 31, 2009.  All of our Audit Committee members attended at least 75% of the audit committee meetings.

Audit Committee Report

The Audit Committee delivered the following report to the board of governors of the Company on March 31, 2010. The following report of the Audit Committee shall not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the report by reference in any such document.

The Audit Committee reviews the Company’s financial reporting process on behalf of the board of governors. Management has the primary responsibility for the financial statements and the reporting process.  The Company’s independent auditors are responsible for expressing an opinion on the conformity of the audited financial statements to generally accepted accounting principles.  The Audit Committee reviewed and discussed with management the Company’s audited financial statements as of and for the fiscal year ended December 31, 2009.  The Audit Committee has discussed with Boulay, Heutmaker, Zibell & Co. P.L.L.P., its independent auditors, the matters required to be discussed by ASU section 380 Communication with audit committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants and as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee has received and reviewed the written disclosures and the letter to management from Boulay, Heutmaker, Zibell & Co. P.L.L.P., as required by Independence Standards Board Standard No. 1, as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with the independent accountants the independent accountants’ independence.  The Audit Committee has considered whether the provision of services by Boulay, Heutmaker, Zibell & Co. P.L.L.P., not related to the audit of the financial statements referred to above and to the reviews of the interim financial statements included in the Company’s Forms 10-Q, and concluded that the provision of such services is compatible with maintaining Boulay, Heutmaker, Zibell & Co. P.L.L.P’s independence.

Based on the reviews and discussions referred to above, the audit committee recommended to the board of governors that the audited financial statements referred to above be included in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2009 and this proxy statement.

Audit Committee
Jody Hoff, Frank Kirschenheiter, Ron Aberle

Compensation Committee

The Company's standing compensation committee consists of Jody Hoff and Ron Aberle, however, the Company’s board of governors has the overall responsibility for approving and evaluating the Company's governor and executive compensation plans, policies and programs.  The compensation committee was formed primarily to review an employment agreement and make a recommendation to the board of governors on this matter.  Neither the Company nor the compensation committee has historically engaged compensation consultants to assist in determining or recommending the amount or form of executive or governor compensation, but would consider doing so in those situations where either the Company or the compensation committee felt it was warranted or appropriate.  The compensation committee did not hold any meetings during the fiscal year ended December 31, 2009.

The compensation committee does not operate under a charter.  The compensation committee is exempt from the independence listing standards because the Company's securities are not listed on a national securities exchange or listed in an automated inter-dealer quotation system or a national securities association or to issuers of such securities.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth information regarding the beneficial ownership of our membership units as of July 9, 2010 by each 5% unit holder.  Other than RTSB, LLC, no person or entity is currently known to the Company to be the beneficial owner of more than 5% of our outstanding units.

The table also sets forth the number and approximate percentage of units that the persons and entities named in the table would beneficially own after the reclassification transaction is effective, on a pro forma basis, assuming 29,016,098 units are reclassified as Class A Units and there are no changes in the named entity or person’s ownership between July 9, 2010 and __________, and the reclassification date.

Title of Class	Name and Address	Amount and Nature of Beneficial Ownership		Percent of Class before Reclassification	Percent of Class A After Reclassification
Membership Units	RTSB, LLC 20897 467th Avenue Morris, MN 56267	2,619,500	(1)	6.52%	9.03%

(1)
RTSB, LLC is a limited liability company, whose members have direct beneficial ownership of all of the Units.  Mr. Bachmeier was our interim Chief Executive Officer from June 15, 2009 through December 31, 2009, and was re-appointed effective July 8, 2010 and is a principal owner in RTSB, LLC.

The table below sets forth information regarding the beneficial ownership of our governors and executive officers and by all of our governors and executive officers as a group. The table also sets forth the number and approximate percentage of units that the persons named in the table would beneficially own after the reclassification transaction is effective, on a pro forma basis, assuming 40,193,973 units are reclassified as Class A, B and C Units and there are no changes in the named entity or person’s ownership between July 8, 20101 and ________, and the reclassification date.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class		Percent of Class A After Reclassification	Percent of Class B After Reclassification		Percent of Class C After Reclassification
Mark E. Klimpel, Former CFO	0	(1)	-		-	-		-
William A. Price	400,000	(2)	1.00%		1.38%	-		-
Calvin Diehl, Former CEO	0		-		-	-		-
Tim Meuchel	1,020,000	(3)	2.54		3.52%	-		-
Frank Kirschenheiter	62,500		*		1.24%	-		-
Ron Aberle	372,920	(4)	*		*	*		-
Mike Appert	1,095,000	(5)	2.72		3.78%	-		-
Jody Hoff	418,241	(6)	1.04		1.44%	-		-
Gerald Bachmeier, Current CEO	2,619,500	(7)	6.52		9.03%	-		-
Sid Mauch	1,000		*		-	-		*
Kent Anderson, Current CFO	0		-		-	-		-
Officers/Governors as a Group (11 persons)	5,989,161		14.90	(8)	20.59 (8)	0.17	(8)	0.03	(8)

*	Designates less than one percent ownership.

(1)	Mr. Klimpel was our CFO from October 2007 to May 13, 2010.
(2)	Includes 300,000 Units which Mr. Price owns jointly with his brother and 100,000 Units held jointly with his brother and mother.
(3)	Includes 110,000 Units indirectly held by Mr. Meuchel for the benefit of his son, and 200,000 Units owned by Mr. Meuchel’s spouse of which Mr. Meuchel disclaims beneficial ownership.
(4)
Includes 160,000 Units held jointly with Mr. Aberle’s spouse and 12,920 held beneficially in Mr. Aberle’s IRA account. Additionally, 200,000 Units are held by Aberle Farms of which Mr. Aberle is a partner and of which Mr. Aberle disclaims beneficial ownership.

(5)
Includes 375,000 Units which Mr. Appert owns jointly with his spouse and 100,000 Units held directly by his son of which Mr. Appert disclaims beneficial ownership.  Additionally, 160,000 Units are held by Appert Acres, Inc., of which Mr. Appert is a partial owner and of which Mr. Appert disclaims beneficial ownership and 160,000 Units are held by Appert Farms, Inc., of which Mr. Appert is a partial owner and of which Mr. Appert disclaims beneficial ownership.

(6)
Includes 51,000 Units owned jointly with Mr. Hoff’s spouse.  Additionally, 367,241 Units are held by Richardton Investments, LLC, of which Mr. Hoff is a partial owner and of which Mr. Hoff disclaims beneficial ownership.

(7)
Includes 2,619,500 Units owned by RTSB, LLC of which Mr. Bachmeier is a principal owner and of which Mr. Bachmeier disclaims beneficial ownership.  As mentioned above, Mr. Bachmeier served as the Company’s interim Chief Executive Officer from June 15, 2009 through December 31, 2009 and was re-appointed effective July 8, 2010.

(9)	The total includes ownership percentages of certain directors that have less that 1%

The information presented in the tables above is based on information furnished by the specified persons and entities and was determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as required for purposes of this proxy statement.  Briefly stated, under that rule, units are deemed to be beneficially owned by any person or group having the power to vote or direct the vote of, or the power to dispose or direct the disposition of, such units, or who has the right to acquire beneficial ownership thereof within 60 days.  Beneficial ownership for the purposes of this proxy statement is not necessarily to be construed as an admission of beneficial ownership for other purposes.

UNIT PURCHASE INFORMATION

Prior Purchases of Membership Units

Since January 1, 2008, we have not repurchased membership units.

Recent Transactions

Except as provided in this paragraph, since April 7, 2010 neither RTE, nor its affiliates, governors, or executive officers, has engaged in any transaction in our membership units.

           Effective May 21, 2010, one of our governors, Jody Hoff, transferred without consideration, 24,000 units owned individually to units owned jointly with his spouse.  Effective the same date, Richardton Investments, LLC, transferred without consideration, 17,000 units owned by the entity to Jody Hoff and Marla Hoff as joint tenants.  The effect of these transactions will be that the number of units owned by Jody Hoff individually will decrease to 0, and the number of units owned by Jody and Marla Hoff as joint tenants will increase to 51,000.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain Relationships and Related Transactions

The Board has adopted a policy requiring all governors, officers and employees, and their immediate family members to notify the Board about any transaction, of any size, with the Company.  Some of our governors, officers and employees and their immediate family members have sold corn to the Company or purchased distillers grains from the Company.  These purchases and sales were made on terms available to all parties that do business with the Company, and were as follows for the last two fiscal years.

Ron Aberle, a governor, and a company owned in part by Mr. Aberle, sold corn to the Company in an amount equal to $537,616 and $677,760 during the years ended December 31, 2009 and 2008, respectively.

Mike Appert, a governor, and a company owned in part by Mr. Appert, sold corn to the Company in an amount equal to $2,116,091 and $2,183,781 during the years ended December 31, 2009 and 2008, respectively.

Tim Meuchel, a governor, and a company owned in part by Mr. Meuchel, sold corn and provided trucking services to the Company in an amount equal to $1,690,775 and $4,637,594 during the years ended December 31, 2009 and 2008, respectively.

William Price, a governor, and a company owned in part by him, purchased distillers grains from the Company in an amount equal to $12,386 and $381,693 during the years ended December 31, 2009 and 2008, respectively.  Another company owned in part by Mr. Price sold corn to the Company in an amount equal to $299,760, $0 during the years ended December 31, 2009 and 2008, respectively.

Conflicts of Interest

Conflicts of interest may exist and may arise in the future as a result of the relationships between and among our members, officers, governors and their affiliates.  Although our officers and governors have fiduciary duties to us, certain of our governors may also owe fiduciary duties and other obligations to entities with whom we compete or do business with.  Whenever conflicts arise between us and an officer or director or an entity with which that officer or director is affiliated, the board as a whole will seek to resolve the conflict.  A director will not participate when the board considers a transaction where he or she has a conflict of interest.  We do not have a committee of independent governors or members or an otherwise disinterested body to consider transactions or arrangements that result from, or are burdened by conflicts of interest.

Conflicts of interest could arise in the situations described below, among others:

•	We may engage in transactions with affiliates of our governors. Members will have no right to individually enforce the obligations of our governors or their affiliates in our favor.
•
Our governors’ decisions regarding various matters, including expenditures that we make for our business, reserves for accrued expenses, including officer salaries and reimbursement of director’s expenses, loan covenants, capital improvements, contingencies or a sale, merger or business combination that will effect the amount of cash available for distribution to members.

•
We may reimburse our governors for out-of-pocket expenses relating to our business. We do not have a reimbursement policy or guideline for determining what expenses will be reimbursed. We will review and reimburse all reasonable expenses that governors submit to us.

•	We have retained counsel that has assisted us in various aspects of our formation and development. We have not retained separate counsel on behalf of unit holders.
•	Our Amended and Restated Operating Agreement and Amended and Restated Member Control Agreement do not prevent our governors from being involved in activities that compete with us.

Agreements Involving Our Securities

There are no agreements relating to our units other than our Amended and Restated Operating Agreement and Amended and Restated Member Control Agreement, which set forth the rights and preferences of the membership units.  A copy of our Amended and Restated Operating Agreement is attached as Appendix B and a copy of our Amended and Restated Member Control Agreement is attached as Appendix D to this proxy statement.

EXECUTIVE OFFICER AND GOVERNOR COMPENSATION

Compensation Discussion and Analysis

The compensation committee has responsibility for establishing, implementing and regularly monitoring adherence to the Company’s compensation philosophy and objectives.  The compensation committee ensures that the total compensation paid to the named Chief Executive Officer and Chief Financial Officer is fair, reasonable and competitive.

The compensation committee receives input from the Chief Executive Officer on his personal performance achievements and that of the employees who report to him.  This individual performance assessment determines a portion of the annual compensation for the Chief Executive Officer.

The compensation committee does its own performance review of the Chief Executive Officer.  The compensation committee annually evaluates the performance of our Chief Executive Officer in light of the Company’s goals and objectives and determines and approves the executive’s compensation level based on this evaluation.

Compensation Committee Report

The compensation committee has reviewed and discussed the Compensation Discussion and Analysis with management.  Based upon this review and discussion, the board of governors determined that the Compensation Discussion and Analysis should be included in this annual report.

Compensation Committee

Jody Hoff, Ron Aberle, Mike Appert, William Price, Tim Meuchel, Sid Mauch, Frank Kirschenheiter

Governors’ compensation

The following table sets forth all compensation paid or payable by the Company during the 2009 fiscal year to our governors.

Name	Fees Earned or Paid in Cash	Total
Jody Hoff	$1,000	$1,000
Mike Appert	$1,000	$1,000
Ronald Aberle	$900	$900
William Price	$1,000	$1,000
Sid Mauch	$8,400	$8,400
Tim Meuchel	$900	$900
Frank Kirschenheiter	$500	$500

Our Board of Governors adopted a governor compensation policy on July 24, 2007.  However, in December 2008, compensation was suspended on a voluntary basis and subsequently reinstated during January 2010.  Pursuant to the governor compensation policy, we pay governor fees as follows:

•	$500.00 per Board meeting
•	$400.00 per audit committee meeting
•	$100.00 per meeting for all other committee meetings

The compensation policy also provides for reimbursement to governors for all out-of-pocket costs and mileage for travel to and from meetings and other locations to perform these tasks.

In the year ending December 31, 2009, the Company had incurred an aggregate of $13,700 in governor fees and related expenses.

The following table sets forth all compensation paid or payable by us during the last two fiscal years to our President and Chief Executive Officer, who functions as our principal executive officer, and our Chief Financial Officer, who functions as our principal financial and accounting officer (the “Named Executive Officers”).  The Company has no other executive officers that received in excess of $100,000 during the fiscal years ended December 31, 2009 and 2008, respectively.  While the Company does have a standing compensation committee, the main focus of that committee was to review and approve the employment agreement entered into with Mr. Klimpel during 2008.  Prior to January 1, 2010, the Chief Executive Officer was an employee of Greenway Consulting, LLC, our management consulting company and was compensated pursuant to the terms of our Management Agreement with Greenway.  The full board was involved in selecting and determining the compensation for Mr. Diehl who was an employee of the Company until July 8, 2010.

Summary Compensation Table
	Annual Compensation
Name and Principal Position	Year	Salary			Bonus			Stock Award			Total
Calvin Diehl(1)	2009	$	―		$	―		$	―		$	―
Former Chief Executive Officer	2008	$	―		$	―		$	―		$	―

Gerald Bachmeier(2)	2009		$76,154		$	―		$	―			$76,154
Chief Executive Officer	2008	$	―		$	―		$	―		$	―

Mick J. Miller(3)	2009		$65,154		$	―		$	―			$65,154
Former Chief Executive Officer	2008		$135,000		$	―			$15,000	(4)		$150,000

Mark E Klimpel(5)	2009		$119,475	(8)		$25,500	(7)	$	―			$144,975
Former Chief Financial Officer	2008		$116,327			$3,087	(6)	$	―			$119,414

(1)
Mr. Diehl was appointed Chief Executive Officer on January 1, 2010 and served through July 8, 2010.  Mr. Diehl is an employee of Red Trail Energy, LLC where our previous Chief Executive Officer’s have been employees of our management company – Greenway Consulting, LLC (“Greenway”).  His salary for 2010 has been set at $116,000.

(2)
Mr. Bachmeier was appointed interim Chief Executive Officer on June 15, 2009 and was compensated pursuant to the Management Agreement with Greenway.  Mr. Bachmeier resigned his position as CEO on December 31, 2009 and was reappointed July 8, 2010.

(3)	Mr. Miller resigned his position as CEO effective June 15, 2009. Mr. Miller was compensated pursuant to our Management Agreement with Greenway.
(4)
On September 8, 2006, Mr. Miller was awarded an equity based, incentive compensation award of up to 150,000 Units, effective as of July 7, 2005, the date he formally began working in the role of General Manager (the “Grant Date”).  The first 15,000 Units vested on July 1, 2008.  All remaining unvested Units were lost upon Mr. Miller’s resignation.

(5)	Mr. Klimpel resigned as our Chief Financial Officer after the completion of our 2009 fiscal year, and was replaced by Kent Anderson on May 14, 2010.
(6)
Bonus reflects payment from the employee bonus program for the first quarter of fiscal 2008.  Mr. Klimpel ceased participation in the employee bonus program upon executing his employment agreement with the Company in August 2008.

(7)	Paid pursuant to the terms of Mr. Klimpel’s employment agreement – see additional information below under “Employment Agreements.” This reflects payment for 2008 and 2009.
(8)	Mr. Klimpel voluntarily took a salary reduction at the beginning of 2009 so the increase in base salary does not equal 6%.

Employment Agreements with Governors or Officers

Mick Miller and Gerald Bachmeier, both of whom served as our former Chief Executive Officer (and with Mr. Bachemier again serving as our CEO), were compensated pursuant to our Management Agreement with Greenway Consulting, LLC (“Greenway”), executed in December 2003 and Amended and Restated during 2009.  The original Management Agreement provided that the Company would reimburse Greenway for the salary and benefit package of the Chief Executive Officer, in addition to  monthly payment to Greenway for management of plant operations.  The Amended and Restated Management Agreement now allows the Company the flexibility to hire its own Chief Executive Officer.  Mr. Bachemier’s new employment agreement for his re-appointment to CEO, effective as of July 8, 2010, has not yet been finalized.

Mark Klimpel, our Chief Financial Officer as of the completion of our 2009 fiscal year, executed a written employment agreement with the Company in August 2008.  The agreement provides that Mr. Klimpel’s base salary shall increase at a rate of six percent per year, and that Mr. Klimpel is eligible for a bonus of 20 percent of base salary per year, which bonus is based 50% on remaining employed with the Company and 50% on a performance determination by the Compensation Committee of the Board in consultation with the President and Chief Executive Officer.  The Agreement also provides that if Mr. Klimpel is terminated by the Company without cause or because of a change-in-control, Mr. Klimpel is entitled to unpaid base salary and benefits up to the date of termination, and six months salary thereafter.

The Company announced that Mr. Klimpel resigned his position as the Company’s Chief Financial Officer effective May 13, 2010.  Pursuant to the terms of Mr. Klimpel’s employment agreement, the Company is required to pay any accrued salary and benefits through the effective date of the resignation. Mr. Kent Anderson was appointed as our Chief Financial Officer, effective on May 14, 2010.

We do not have any employment agreements with any other officer or director.

OTHER MATTERS

Reports, Opinions, Appraisals and Negotiations

We have not received any report, opinion or appraisal from an outside party that is materially related to the reclassification transaction.

Persons Making the Solicitation

The enclosed proxy is solicited on behalf of the Company. The cost of soliciting proxies in the accompanying form will be borne by us.  In addition to the use of mail, our officers and governors may solicit proxies by telephone or other electronic means.  Upon request, we will reimburse brokers, dealers, banks and trustees or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of our membership units.

Other Matters of the Combined Special and Annual Meeting

As of the date of this proxy statement, the only business that our management expects to be presented at the meeting is that set forth above.  If any other matters are properly brought before the meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

Forward Looking Statements

Statements contained herein that are not purely historical are forward-looking statements, including, but not limited to, statements regarding our expectations, hopes, beliefs, intentions or strategies regarding the future.  We caution you not to place undo reliance on any forward-looking statements made by, or on behalf us in this proxy statement or in any of our filings with the SEC or otherwise.  Additional information with respect to factors that may cause our results to differ materially from those contemplated by forward-looking statements is included in our current and subsequent filings with the SEC.  See “Where You Can Find More Information” below.

Where You Can Find More Information

We are subject to the information requirements of the Securities Exchange Act, as amended, and in accordance therewith we file reports, proxy statements and other information with the SEC.  Such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the SEC at Room 100 F Street, N.E., Washington, D.C., 20549.  Copies of such materials can also be obtained at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C., 20549.  You may obtain information on the operations of the SEC’s public reference room in Washington, DC by calling the SEC at 1-800-SEC-0330.  In addition, such reports, proxy statements and other information are available from the Edgar filings obtained through the SEC’s Internet Website (http://www.sec.gov).   In addition, we are mailing herewith, copies of our Annual Report for the fiscal year ended December 31, 2009 and Quarterly Report for the fiscal quarter ended March 31, 2010 and all of the financial statements and related notes contained in the Annual Report and Quarterly Report.

Information Incorporated by Reference

In our filings with the SEC, information is sometimes incorporated by reference.  This means that we are referring you to information that we have filed separately with the SEC.  The information incorporated by reference should be considered part of this proxy statement, except for any information superseded by information contained directly in this proxy statement.  The following documents are incorporated by reference herein:

•	our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2010, including unaudited financial information; and

•	our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, including audited financial information.

We have supplied all information contained in or incorporated by reference in this document relating to us, provided that any reference to any claim of reliance on the Private Securities Litigation Reform Act’s forward looking statement safe harbor contained in any such document is excluded, and is not incorporated herein by reference.  You may have already received the information incorporated by reference in this document by us, and we have attached our Annual Report for the fiscal year ended December 31, 2009 and Quarterly Report for the fiscal quarter ended March 31, 2010 with this proxy statement as Appendix E.  You can also obtain any of them through the SEC at the locations described above, or through us at the address below.  We will provide to you, without charge, by first class mail or other equally prompt means within one business day of any written or oral request by you, a copy of any report or other information incorporated by reference in this document by us.  You should direct your request to the following address:  RED TRAIL ENERGY, LLC, 3682 Highway 8 South, Richardton, ND, Attention: Kent Anderson.
By order of the board of governors:

/s/ Mike Appert

Mike Appert
Chairman and President

RED TRAIL ENERGY, LLC
PROXY
SOLICITED ON BEHALF OF OUR BOARD OF GOVERNORS
FOR THE COMBINED SPECIAL AND ANNUAL MEETING OF MEMBERS TO BE HELD
ON___________, 20__

MEMBER NAME:
NUMBER OF MEMBERSHIP UNITS:

Vote by Mail or Facsimile:
1)  Read the Proxy Statement
2)  Check the appropriate boxes below
3)  Sign and date the proxy card
4) Return the proxy card in the envelope provided or via fax to 701-974-3309 no later than _:__ _.m. on ___________, _______________, 20__.

The undersigned hereby appoints _____________________________, and each or either of them, with the power of substitution, as Proxies to represent the undersigned and to vote as designated below, at the Combined  Special and Annual Meeting of Members to be held on ___________, _____________, 20__, at ___________________ in ___________________, North Dakota, and at adjournment thereof, on any matters coming before the meeting.

Said Proxies will vote on the proposals set forth in the notice of the combined special and annual meeting and proxy statement as specified on this card.  If a vote is not specified, said Proxies will vote in favor of the proposals listed below.  If any other matters properly come before the combined special and annual meeting, said Proxies will vote on such matters in accordance with the recommendations of the board of governors except to the extent that such matters would include substantive matters presented by the Company that would otherwise be required to be separately set out by the Company on the proxy card.

Our governors unanimously recommend that you vote "FOR" the proposals.

1.    For approval of the proposed amendments to the Amended and Restated Operating Agreement and Amended and Restated Member Control Agreement of RED TRAIL ENERGY, LLC contained in the Second Amended and Restated Operating Agreement  and Second Amended and Restated Member Control Agreement and adoption of the Second Amended and Restated Operating Agreement and the Second Amended and Restated Member Control Agreement.

☐  FOR                                                           ☐  AGAINST                                                       ☐ ABSTAIN

2.    For approval of the Reclassification of units held by unit holders who are the record holders of 50,000 or more units into Class A Units, the units held by unit holders who are the record holders of not more than 49,999 or fewer than 10,001 units into Class B Units, and the units held by unit holders who are the record holders of 10,000 or fewer units into Class C Units.

☐  FOR                                                           ☐  AGAINST                                                       ☐  ABSTAIN

3.    Elect three (3) governors to the Board of Governors.  Each will serve for a term of three years.

Tim Meuchel	For	☐	Units
	Against	☐	Units
	Abstain	☐	Units

Frank Kirschenheiter	For	☐	Units
	Against	☐	Units
	Abstain	☐	Units

Sid Mauch	For	☐	Units
	Against	☐	Units
	Abstain	☐	Units

You are encouraged to specify your choices by marking the appropriate boxes above.  This proxy card, if signed and returned, will be voted in accordance with your instructions above and authorizes the Proxies to take action in their discretion upon other matters that may properly come before the meeting.  The Proxies cannot vote your units unless you sign and return this card.

If either of the proposed matters listed above are not approved, the board, in its discretion, may determine not to implement the reclassification or any or all of the proposed amendments that our members otherwise approved.

Please sign exactly as your name appears on your unit certificate.  When units are held by joint tenants, both should sign.  When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Date:

Signature of Unit Holder

Date:

Signature of Joint Unit Holder

APPENDIX A

AMENDED AND RESTATED OPERATING AGREEMENT

AMENDED AND RESTATED OPERATING AGREEMENT

OF

RED TRAIL ENERGY, LLC

MEMBERS

     1.1 Place of Meetings . Each meeting of the members shall be held at the principal executive office of the Company or at such other place as may be designated by the Board of Governors or the President; provided, however, that any meeting called by or at the demand of a member or members shall be held in the county where the principal executive office of the company is located.

     1.2 Regular Meetings . Regular meetings of the members may be held on an annual or other more frequent basis as determined by the Board of Governors; provided, however, that if a regular meeting has not been held during the immediately preceding fifteen (15) months, a member or members owning five percent (5%) or more of the voting power of all membership interests entitled to vote, may demand a regular meeting of members by written demand given to the President or Treasurer of the Company. At each regular meeting the members entitled to vote shall elect qualified successors for governors who serve for an indefinite term or whose terms have expired or are due to expire within six months after the date of the meeting and may transact any other business, provided, however, that no business with respect to which special notice is required by law shall be transacted unless such notice shall have been given.

     1.3 Special Meetings . A special meeting of the members may be called for any purpose or purposes at any time by the President, by the Board of Governors or any two or more governors, or by one or more members owning not less than ten percent (10%) of the voting power of all membership interests of the Company entitled to vote, who shall demand such special meeting by written notice given to the President of the Company specifying the purposes of such meeting.

     1.4 Meeting Held Upon Member Demand . Within thirty (30) days after receipt of a demand by the President from any member or members entitled to call a meeting of the members, it shall be the duty of the Board of Governors of the Company to cause a special or regular meeting of members, as the case may be, to be duly called and held on notice no later than ninety (90) days after receipt of such demand. If the Board fails to cause such a meeting to be called and held as required by the Section, the member or members making the demand may call the meeting by giving notice as provided in Section 1.6 hereof at the expense of the Company.

     1.5 Adjournments . Any meeting of the members may be adjourned from time to time to another date, time and place. If any meeting of the members is so adjourned, no notice as to such adjourned meeting need be given if the date, time and place at which the meeting will be reconvened are announced at the time of adjournment.

    1.6 Notice of Meetings . Unless otherwise required by law, written notice of each meeting of the members, stating the date, time and place and, in the case of a special meeting, the purpose or purposes, shall be given at least ten (10) days and not more than fifty (50) days prior to the meeting to every owner of membership interests entitled to vote at such meeting except as specified in Section 1.5 or as otherwise permitted by law. The business transacted at a special meeting of members is limited to the purposes stated in the notice of the meeting.

     1.7 Waiver of Notice . A member may waive notice of the date, time, place and purpose or purposes of a meeting of members. A waiver of notice by a member entitled to notice is effective whether given before, or after the meeting, and whether given in writing, orally, or by attendance. Attendance by a member at a meeting is a waiver of notice of that meeting, unless the member objects at the beginning of the meeting to the transaction of business because the meeting is not lawfully called or convened, or objects before a vote on an item of business because the item may not lawfully be considered at that meeting and does not participate in the consideration of the item at that meeting.

     1.8 Voting Rights . A member shall have voting power in proportion to the membership units owned, as provided in a member control agreement. Except as otherwise required by law, an owner entitled to vote may vote any portion of the membership units owned in any way the member chooses. If a member votes without designating the proportion of the membership units voted in a particular way, the member is deemed to have voted all of the membership units in that way.

     1.9 Voting Representative . Each member that is not a natural person shall designate in writing an authorized voting representative to cast such Member’s vote. A Member may change the voting representative at any time by written notice to the Company. Whenever this agreement allows for or requires Members consent to an action, the authorized voting representative of each member shall grant or withhold such consent on behalf of such Member. The voting representative shall represent the Member in all Company business and shall be eligible to serve as a governor.

     1.10 Proxies . A member may cast or authorize the casting of a vote by filing a written appointment of a proxy with a manager of the Company at or before the meeting at which the appointment is to be effective. The member may sign or authorize the written appointment by telegram, cablegram or other means of electronic transmission setting forth or submitted with information sufficient to determine that the member authorized such transmission. Any copy, facsimile, telecommunication or other reproduction of the original of either the writing or transmission may be used in lieu of the original provided that it is a complete and legible reproduction of the entire original.

     1.11 Quorum . The owners of a majority of the voting power of the membership interests entitled to vote at a meeting of the members are a quorum for the transaction of business, unless a larger or smaller proportion is provided in the Articles of Organization of the Company or a member control agreement. If a quorum is present when a duly called or held meeting is convened, the members present may continue to transact business until adjournment, even though the withdrawal of members originally present leaves less than the proportion otherwise required for a quorum.

     1.12 Acts of Members .. Except as otherwise required by law or specified in the Articles of Organization of the Company or a member control agreement, the members shall take action by the affirmative vote of the owners of the greater of (a) a majority of the voting power of the membership interests present and entitled to vote on that item of business or (b) a majority of the voting power that would constitute a quorum for the transaction of business at a duly held meeting of members.

     1.13 Action Without a Meeting . Any action required or permitted to be taken at a meeting of the members of the Company may be taken without a meeting by written action signed by all of the members entitled to vote on that action. Any action, if the Articles of Organization or a member control agreement so provide, may be taken by written action signed by the members who own voting power equal to the voting power that would be required to take the same action at a meeting of the members at which all members were required members, unless a different effective time is provided in the written action. When written action is permitted to be taken by less than all members, all members shall be notified immediately of its text and effective date.

     1.14 Nomination of Governors . Only persons who are nominated in accordance with the procedures set forth in this Operating Agreement shall be eligible to serve as Governors. Nominations of persons for election to the Board of Governors of the Company may be made at a meeting of members (a) by or at the direction of the Board of Governors or (b) by any member of the Company who is a member of record at the time of giving of notice provided for in this Section 1.14, who shall be entitled to vote for the election of Governors at the meeting and who complies with the notice procedures set forth in this Section 1.14. Such nominations, other than those made by or at the direction of the Board of Governors, shall be made pursuant to timely notice in writing to the secretary of the Company. To be timely, a member’s notice shall be delivered to or mailed and received at the principal executive offices of the Company not less than sixty (60) days nor more than ninety (90) days prior to the first anniversary of the preceding year’s annual meeting of members; provided, however, that in the event that the date of the annual meeting is advanced more than thirty (30) days prior to such anniversary date or delayed more than sixty (60) days after such anniversary date then to be timely such notice must be received by the Company no later than forty (40) days prior to the date of the meeting. Such member’s notice shall set forth (a) the name and address of the member who intends to make the nomination, (b) the name, age, business address and, if known, residence address of each person so proposed, (c) the principal occupation or employment of each person so proposed for the past five (5) years, (d) the number of membership units of the Company beneficially owned by each person so proposed and the earliest date of acquisition of any such membership units, (e) a description of any arrangement or understanding between each person so proposed and the member(s) making such nomination with respect to such person's proposal for nomination and election as a Governor and actions to be proposed or taken by such person if elected a Governor and (f) the written consent of each person so proposed to serve as a Governor if nominated and elected as a Governor. At the request of the Board of Governors, any person nominated by the Board of Governors for election as a Governor shall furnish to the secretary of the Company that information required to be set forth in a member’s notice of nomination which pertains to the nominee. No person shall be eligible to serve as a Governor of the Company unless nominated in accordance with the procedures set forth in this Section 1.14. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by this Section 1.14, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

   1.15. Notice of Business. At any meeting of the members, only such business shall be conducted as shall have been brought before the meeting (a) by or at the direction of the Board of Governors or (b) by any member of the Company who is a member of record at the time of giving of the notice provided for in this Section 1.15, who shall be entitled to vote at such meeting and who complies with the notice procedures set forth in this Section 1.15. For business to be properly brought before a member meeting by a member, the member must have given timely notice thereof in writing to the secretary of the Company. To be timely, a member’s notice shall be delivered to or mailed and received at the principal executive offices of the Company not less than sixty (60) days nor more than ninety (90) days prior to the first anniversary of the preceding year’s annual meeting of members; provided, however, that in the event that the date of the annual meeting is advanced more than thirty (30) days prior to such anniversary date or delayed more than sixty (60) days after such anniversary date then to be timely such notice must be received by the Company no later than forty (40) days prior to the date of the meeting. A member’s notice to the secretary shall set forth as to each matter the member proposes to bring before the meeting (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (b) the name and address, as they appear on the Company’s books, of the member proposing such business, (c)(i) the number of membership units of the Company which are held of record or are beneficially owned by such member and (ii) any derivative positions held or beneficially held by the member and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding has been made, the effect or intent of which is to increase or decrease the voting power of, such member with respect to the Company’s securities, and (d) any material interest of the member in such business. Notwithstanding anything in the Operating Agreement to the contrary, no business shall be conducted at a member meeting except in accordance with the procedures set forth in this Section 1.15. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the provisions of this Section 1.15, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

GOVERNORS

     2.1 Number; Qualifications . The permanent Board elected by the members at the first annual meeting shall be comprised of seven (7) individuals. Governors shall be natural persons, and must be Members (or Voting Representatives of entity members) of the Company. Prior to the first annual meeting of members, the interim Board of Governors shall manage the Company.

     2.2 Election; Term .. The Members shall elect the governors at a regular meeting of Members. The procedural process for nominating and electing governors shall be determined in advance of the meeting by the Board of Governors and shall be communicated to all Members in a timely manner. Each governor, other than the interim initial Board, shall hold office for a term of three (3) years; except that at the first annual meeting the governors shall be elected to staggered one, two, and three year terms. Two of the Governors elected at the first meeting of Members shall be elected to a one year term, two for a two year term, and three for a three year term.

     2.3 Vacancies . Vacancies on the Board of Governors resulting from the death, resignation, removal or disqualification of a governor may be filled by the affirmative vote of a majority of the remaining governors, even though less than a quorum. Vacancies on the Board resulting from newly-created governorships may be filled by the affirmative vote of a majority of the governors serving at the time such governorships are created. Each person elected to fill a vacancy shall hold office until a qualified successor is elected by the members at the next regular meeting or at any special meeting duly called for that purpose.

 2.4 Place of Meetings . Each meeting of the Board of Governors shall be held at the principal executive office of the Company or at such other place as may be designated from time to time by a majority of the governors or by the President. A meeting may be held by conference among the governors using any means of communication through which the governors may simultaneously hear each other during the conference.

     2.5 Regular Meetings . Regular meetings of the Board of Governors shall be held periodically, as established by the Board, but not less than one per month.

     2.6 Special Meetings . A special meeting of the Board of Governors may be called for any purpose or purposes at any time by the President or at least two (2) Governors by fixing the Date, time, and place of the meeting and causing notice of the meeting to be given. The notice must state the purpose of the meeting.

     2.7 Waiver of Notice; Previously Scheduled Meetings .

          Subdivision 1. A governor of the Company may waive notice of the date, time, and place of a meeting of the Board. A waiver of notice by a governor entitled to notice is effective whether given before, at, or after the meeting, and whether given in writing, orally or by attendance. Attendance by a governor at a meeting is a waiver of notice of that meeting, unless the governor objects at the beginning of the meeting to the transaction of business because the meeting is not lawfully called or convened and thereafter does not participate in the meeting.

          Subdivision 2. If the day or date, time, and place of a Board meeting have been provided herein or announced at a previous meeting of the Board, no notice is required. Notice of an adjourned meeting need not be given other than by announcement at the meeting at which adjournment is taken of the date, time and place at which the meeting will be reconvened.

     2.8 Quorum . A majority of the governors currently holding office shall be necessary to constitute a quorum for the transaction of business. In the absence of a quorum, a majority of the governors present may adjourn a meeting from time to time without further notice until a quorum is present. If a quorum is present when a duly called or held meeting is convened, the governors present may continue to transact business until adjournment, even though the withdrawal of a number of the governors originally present leaves less than the proportion or number otherwise required for a quorum.

     2.9 Acts of Board . Except as otherwise required by law or specified in the Articles of Organization of the Company or a member control agreement, the Board shall take action by the affirmative vote of a majority of the governors present at a duly held meeting.

     2.10 Participation by Electronic Communications . A governor may participate in a Board meeting by any means of communication through which the governor, other governors so participating and all governors physically present at the meeting may simultaneously hear each other during the meeting. A governor so participating shall be deemed present in person at the meeting.

     2.11 Absent Governors . A governor of the Company may give advance written consent or opposition to a proposal to be acted on at a Board meeting. If the governor is not present at the meeting, consent or opposition to a proposal does not constitute presence for purposes of determining the existence of a quorum, but consent or opposition shall be counted as a vote in favor of or against the proposal and shall be entered in the minutes or other record of action at the meeting, if the proposal acted on at the meeting is substantially the same or has substantially the same effect as the proposal to which the governor has consented or objected.

     2.12 Action Without a Meeting . Any action required or permitted to be taken at a meeting of the Members of the Company may be taken without a meeting by written action signed by the number of Members who would be required to take the same action at a meeting of the Member at which all members were present. The written action is effective when signed by the required Members unless a different effective time is provided in the written action. Notice of the text of such written action must be given in advance to all Members.

     2.13 Compensation . The Board of governors shall establish reasonable compensation of all governors for services to the Company as governors, managers, or otherwise. By resolution by the Board of Governors, the governors may be paid their expenses, if any, of attendance at each meeting of the Board of Governors and incurred in action on behalf of the Company.

MANAGERS

     3.1 Number and Designation . The Company shall have one or more natural persons exercising the functions of the position of President and Secretary/Treasurer. The Board of Governors may elect or appoint such other managers or agents as it deems necessary for the operation and management of the Company, with such powers, rights, duties and responsibilities as may be determined by the Board, each of whom shall have the powers, rights, duties and responsibilities set forth in this Operating Agreement unless otherwise determined by the Board. Any of the positions or functions of those positions may be held by the same person.

     3.2 President . Unless provided otherwise by a resolution adopted by the Board of Governors or in a member control agreement, the President (a) shall have general active management of the business of the Company; (b) shall, when present, preside at all meetings of the members of the Board; (c) shall see that all orders and resolutions of the Board are carried into effect; (d) may maintain records of and certify proceedings of the Board and members; and (e) shall perform such other duties as may from time to time be prescribed by the Board.

     3.3 Treasurer . Unless provided otherwise by a resolution adopted by the Board of Governors or in a member control agreement, the Treasurer (a) shall keep accurate financial records for the Company; (b) shall deposit all monies, drafts and checks in the name of and to the credit of the Company in such banks and depositories as the Board shall designate from time to time; (c) shall endorse for deposit all notes, checks and drafts received by the Company as ordered by the Board, making proper vouchers therefor (d) shall disburse Company funds and issue checks and drafts in the name of the Company, as ordered by the Board; (e) shall render to the President and the Board, whenever requested, an account of all of such manager’s transactions as Treasurer and of the financial condition of the Company; and (f) shall perform such other duties as may be prescribed by the Board or the President from time to time.

     3.4 Vice Presidents .. The Board of Governors may establish the position of Vice-President. During the absence of disability of the President, it shall be the duty of the Vice-President to perform the duties of the President. The Vice-President shall have such other duties and authority as established by the Board.

     3.5 Secretary . The Secretary shall attend all meetings of the Board of Governors and of the Members and shall maintain records of, and whenever necessary, certify all proceedings of the Board of Governors and of the Members. The Secretary shall keep the Require Records of the Company, when so directed by the Board of Governors or other person or persons authorized to call such meetings, shall give or cause to be given notice of meetings of the Members and of meetings of the Board of Governors, and shall also perform such other duties and have such other powers as the President or the Board of Governors may prescribe from time to time.

     3.6 Authority and Duties . In addition to the foregoing authority and duties, all managers of the Company shall respectively have such authority and perform such duties in the management of the business of the Company as may be designated from time to time by the Board of Governors or in this Agreement. Unless prohibited by a resolution approved by the affirmative vote of a majority of the governors present, a manager elected or appointed by the Board may, without the approval of the board, delegate some or all of the duties and powers of a position to the Company’s employees, accountants, and legal counsel.

     3.7 Term ..

          Subdivision 1. All managers of the Company shall hold office until their respective successors are chosen and have qualified or until their earlier death, resignation or removal.

          Subdivision 2. A manager may resign at any time by giving written notice to the Company. The resignation is effective without acceptance when the notice is given to the Company, unless a later effective date is specified in the notice.

          Subdivision 3. A manager may be removed at any time, with or without cause, by a resolution approved by the affirmative vote of a majority of the governors present at a duly held Board meeting, subject to the provisions of any member control agreement.

          Subdivision 4. A vacancy in a position because of death, resignation, removal, disqualification or other cause may, or in the case of a vacancy in the position of President or Treasurer shall be billed for the unexpired portion of the term by the Board.

3.8 Salaries . The salaries of all managers of the Company shall be fixed by the Board of Governors or by the President if authorized by the Board.

INDEMNIFICATION

     4.1 Indemnification .. The Company shall indemnify its managers and governors for such expenses and liabilities, in such manner, unless such circumstances, and to such extent, as require or permitted by North Dakota Statute, Section 10-32-99, as amended from time to time, or as required or permitted by other provisions of law.

     4.2 Insurance . The Company may purchase and maintain insurance on behalf of any person in such person’s official capacity against any liability asserted against and incurred by such person in or arising from that capacity, whether or not the Company would otherwise be required to indemnify the person against the liability.

MEMBERSHIP INTERESTS

     5.1 Statement of Membership Interest . At the request of any member, the Company shall state in writing, the particular membership interest owned by that member as of the moment the Company makes the statement. The statement must describe the member’s rights to vote, to share in profits and losses, and to share in distributions, as well as any assignment or the member’s rights then in effect.

     5.2 Declaration of Distributions . The Board of Governors shall have the authority to declare distributions upon the membership interests of the Company to the extent permitted by law.

     5.3 Transfer of Membership Interests . Membership interests in the Company may be transferred only to the extent permitted by law and subject to any member control agreement.

MISCELLANEOUS

     6.1 Execution of Instruments .

     Subdivision 1. All deeds, mortgages, bonds, checks, contracts and other instruments pertaining to the business and affairs of the Company shall be signed on behalf of the Company by the President or the Secretary/Treasurer as may be designated from time to time by the Board of Governors.

          Subdivision 2. If a document must be executed by persons holding different positions or functions and one person holds such positions or exercises such functions, that person may execute the document in more than one capacity if the document indicates each such capacity.

     6.2 Advances . The Company may, without a vote of the governors, advance money to its governors, managers or employees to cover expenses that can reasonably be anticipated to be incurred by them in the performance of their duties and for which they would be entitled to reimbursement in the absence of an advance.

     6.3 Company Seal . The Company will be a no seal company.

     6.4 Fiscal Year . The fiscal year of the Company shall be determined by the Board of Governors.

     6.5 Construction . This Operating Agreement is subject to the terms of any member control agreement from time to time in effect and to the extent inconsistent, the member control agreement shall be controlling.

     6.6 Amendments . The Board of Governors shall have the power to adopt, amend or repeal the Operating Agreement of the Company, subject to the power of the members to change or repeal the same, provided, however, that the Board shall not adopt, amend or repeal any Section fixing a quorum for meetings of members, prescribing procedures for removing governors or filling vacancies in the Board, or fixing the number of governors or their classifications, qualifications, or terms of office, but may adopt or amend a Section that increases the number of governors.

The undersigned hereby certifies that the foregoing Amended and Restated Operating Agreement was duly adopted as the Operating Agreement of the company by its board of governors on July 31, 2008.

RED TRAIL ENERGY LLC

/s/ Mick J. Miller
Mick J. Miller
President and Chief Executive Officer

APPENDIX B

PROPOSED SECOND AMENDED AND RESTATED OPERATING AGREEMENT

SECOND AMENDED AND RESTATED OPERATING AGREEMENT

OF

RED TRAIL ENERGY, LLC

MEMBERS

     1.1 Place of Meetings . Each meeting of the Members shall be held at the principal executive office of the Company or at such other place as may be designated by the Board of Governors or the President; provided, however, that any meeting called by or at the demand of a Member or Members shall be held in the county where the principal executive office of the Company is located.

     1.2 Regular Meetings . Regular meetings of the Members may be held on an annual or other more frequent basis as determined by the Board of Governors; provided, however, that if a regular meeting has not been held during the immediately preceding fifteen (15) months, a Class A Member or Class A Members owning five percent (5%) or more of the Class A Governance Rights entitled to vote, may demand a regular meeting of Members by written demand given to the President or Treasurer of the Company. At each regular meeting the Members entitled to vote shall elect qualified successors for governors who serve for an indefinite term or whose terms have expired or are due to expire within six months after the date of the meeting and may transact any other business, provided, however, that no business with respect to which special notice is required by law shall be transacted unless such notice shall have been given.

     1.3 Special Meetings . A special meeting of the Members may be called for any purpose or purposes at any time by the President, by the Board of Governors or any two or more governors, or by one or more Class A Members owning not less than ten percent (10%) of the Class A Governance Rights entitled to vote, who shall demand such special meeting by written notice given to the President of the Company specifying the purposes of such meeting.

     1.4 Meeting Held Upon Member Demand . Within thirty (30) days after receipt of a demand by the President from any Class A Member or Class A Members entitled to call a meeting of the Members, it shall be the duty of the Board of Governors of the Company to cause a special or regular meeting of Members, as the case may be, to be duly called and held on notice no later than ninety (90) days after receipt of such demand. If the Board fails to cause such a meeting to be called and held as required by the Section, the Class A Member or Class A Members making the demand may call the meeting by giving notice as provided in Section 1.6 hereof at the expense of the Company.

     1.5 Adjournments . Any meeting of the Members may be adjourned from time to time to another date, time and place. If any meeting of the Members is so adjourned, no notice as to such adjourned meeting need be given if the date, time and place at which the meeting will be reconvened are announced at the time of adjournment.

    1.6 Notice of Meetings . Unless otherwise required by law, written notice of each meeting of the Members, stating the date, time and place and, in the case of a special meeting, the purpose or purposes, shall be given at least ten (10) days and not more than fifty (50) days prior to the meeting to each Member, except as specified in Section 1.5 or as otherwise permitted by law. The business transacted at a special meeting of Members is limited to the purposes stated in the notice of the meeting.

     1.7 Waiver of Notice . A Member may waive notice of the date, time, place and purpose or purposes of a meeting of Members. A waiver of notice by a Member entitled to notice is effective whether given before, during, or after the meeting, and whether given in writing, orally, or by attendance. Attendance by a Member at a meeting is a waiver of notice of that meeting, unless the Member objects at the beginning of the meeting to the transaction of business because the meeting is not lawfully called or convened, or objects before a vote on an item of business because the item may not lawfully be considered at that meeting and does not participate in the consideration of the item at that meeting.

     1.8 Voting Rights . A Member shall have voting power in proportion to the Membership Units owned, as provided in the Company’s Member Control Agreement. Except as otherwise required by law, an owner entitled to vote may vote any portion of the Membership Units owned in any way the Member chooses. If a Member votes without designating the proportion of the Membership Units voted in a particular way, the Member is deemed to have voted all of the Membership Units in that way.

(a) The Class A Members shall have voting rights as defined by the Governance Rights of such Member in accordance with the provisions of this Agreement and in the Company’s Member Control Agreement, as amended (the “Member Control Agreement”).  Except as otherwise provided by this Agreement and the Member Control Agreement, the Class A Members shall be entitled to vote on all matters brought before the Members.

(b) The Class B Members shall have voting rights as defined by the Governance Rights of such Member and in accordance with the provisions of this Agreement and in the Member Control Agreement.  Except as otherwise provided by this Agreement and the Member Control Agreement, the Class B Members shall be entitled to vote only upon:

(i) election of Governors pursuant to Section 2.2; and

(ii) dissolution of the Company pursuant to Section 10-32-111 of the   North Dakota Limited Liability Company Act, as amended from time to time.

(c) The Class C Members shall have voting rights as defined by the by the Governance Rights of such Member in accordance with the provisions of this Agreement and in the Member Control Agreement.  Except as otherwise provided in this Agreement and the Member Control Agreement, the Class C Members shall be entitled to vote only upon the dissolution of the Company pursuant to Section 10-32-111 of the North Dakota Limited Liability Company Act, as amended from time to time.

(d) Except as required by law, when more than one class is permitted to vote on a matter, the Class A Members, Class B Members, and/or Class C Members, as applicable, shall vote together as a single class and not as separate classes.

     1.9 Voting Representative . Each Member that is not a natural person shall designate in writing an authorized voting representative to cast such Member’s vote. A Member may change the voting representative at any time by written notice to the Company. Whenever this agreement allows for or requires Members consent to an action, the authorized voting representative of each Member shall grant or withhold such consent on behalf of such Member. The voting representative shall represent the Member in all Company business and shall be eligible to serve as a governor.

     1.10 Proxies . A Member may cast or authorize the casting of a vote by filing a written appointment of a proxy with a manager of the Company at or before the meeting at which the appointment is to be effective. The Member may sign or authorize the written appointment by telegram, cablegram or other means of electronic transmission setting forth or submitted with information sufficient to determine that the Member authorized such transmission. Any copy, facsimile, telecommunication or other reproduction of the original of either the writing or transmission may be used in lieu of the original provided that it is a complete and legible reproduction of the entire original.

     1.11 Quorum . The owners of a majority of the Governance Rights of the Membership Interests entitled to vote at a meeting of the Members are a quorum for the transaction of business, unless a larger or smaller proportion is provided in the Articles of Organization of the Company or the Member Control Agreement. If a quorum is present when a duly called or held meeting is convened, the Members present may continue to transact business until adjournment, even though the withdrawal of Members originally present leaves less than the proportion otherwise required for a quorum.

2

     1.12 Nomination of Governors . Only persons who are nominated in accordance with the procedures set forth in this Operating Agreement shall be eligible to serve as Governors. Nominations of persons for election to the Board of Governors of the Company may be made at a meeting of Members (a) by or at the direction of the Board of Governors or (b) by any Class A Member or Class B Member of the Company who is a Member of record at the time of giving of notice provided for in this Section 1.12, who shall be entitled to vote for the election of Governors at the meeting and who complies with the notice procedures set forth in this Section 1.12. Such nominations, other than those made by or at the direction of the Board of Governors, shall be made pursuant to timely notice in writing to the secretary of the Company. To be timely, notice from a Class A Member or Class B Member shall be delivered to or mailed and received at the principal executive offices of the Company not less than sixty (60) days nor more than ninety (90) days prior to the first anniversary of the preceding year’s annual meeting of Members; provided, however, that in the event that the date of the annual meeting is advanced more than thirty (30) days prior to such anniversary date or delayed more than sixty (60) days after such anniversary date then to be timely such notice must be received by the Company no later than forty (40) days prior to the date of the meeting. Such Member’s notice shall set forth (a) the name and address of the Class A Member(s) or Class B Member(s) who intends to make the nomination, (b) the name, age, business address and, if known, residence address of each person so proposed, (c) the principal occupation or employment of each person so proposed for the past five (5) years, (d) the number and classes of membership units of the Company beneficially owned by each person so proposed and the earliest date of acquisition of any such membership units, (e) a description of any arrangement or understanding between each person so proposed and the Class A Member(s) or Class B Members(s) making such nomination with respect to such person's proposal for nomination and election as a Governor and actions to be proposed or taken by such person if elected a Governor and (f) the written consent of each person so proposed to serve as a Governor if nominated and elected as a Governor. At the request of the Board of Governors, any person nominated by the Board of Governors for election as a Governor shall furnish to the secretary of the Company that information required to be set forth in notice of nomination from a Class A Member or Class B Member which pertains to the nominee. No person shall be eligible to serve as a Governor of the Company unless nominated in accordance with the procedures set forth in this Section 1.12. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by this Section 1.12, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

   1.13 Notice of Business. At any meeting of the Members, only such business shall be conducted as shall have been brought before the meeting (a) by or at the direction of the Board of Governors or (b) by any Member of the Company who is a Member of record at the time of giving of the notice provided for in this Section 1.13, who shall be entitled to vote on such business that the Member is proposing, and who complies with the notice procedures set forth in this Section 1.13. For business to be properly brought before a Member meeting by a Member, the Member must have given timely notice thereof in writing to the secretary of the Company. To be timely, a Member’s notice shall be delivered to or mailed and received at the principal executive offices of the Company not less than 120 calendar days prior to the first anniversary of the date the preceding year’s annual meeting materials were released to the Members; provided, however, that in the event that the date of the annual meeting is advanced more than thirty (30) days prior to such anniversary date or delayed more than sixty (60) days after such anniversary date then to be timely such notice must be received by the Company no later than forty (40) days prior to the date of the meeting. A Member’s notice to the secretary shall set forth as to each matter the Member proposes to bring before the meeting (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (b) the name and address, as they appear on the Company’s books, of the Member proposing such business, (c)(i) the number and classes of membership units of the Company which are held of record or are beneficially owned by such Member and (ii) any derivative positions held or beneficially held by the Member and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding has been made, the effect or intent of which is to increase or decrease the Governance Rights of, such Member with respect to the Company’s securities, and (d) any material interest of the Member in such business. Notwithstanding anything in the Operating Agreement to the contrary, no business shall be conducted at a Member meeting except in accordance with the procedures set forth in this Section 1.13. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the provisions of this Section 1.13, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

GOVERNORS

     2.1 Number; Qualifications . The Board of Governors shall be comprised of seven (7) individuals. Governors shall be natural persons, and must be Members (or Voting Representatives of entity Members) of the Company.

     2.2 Election; Term .. The Class A Members and Class B Members shall elect the governors at a regular meeting of Members. The procedural process for nominating and electing governors shall be as set forth in Section 1.12 above and shall be communicated to all Class A Members and Class B Members in a timely manner. Governors shall hold office for staggered terms of three (3) years.

2.3        Removal of Directors.

(a)           By the Class A and Class B Members.  The Class A and Class B Members may remove an elected Governor without cause, by the affirmative vote of two thirds (2/3) of the total Class A and Class B Units then outstanding at a meeting called for that purpose (represented in person, by proxy or by mail ballot), if notice has been given that a purpose of the meeting is such removal.  The Class A and Class B Members may also remove an elected Governor for cause in accordance with the procedures set forth in Section 10.2 of the Member Control Agreement, if notice has been given that a purpose of the meeting is such removal.

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(b)           By the Governors.  A super majority of seventy-five percent (75%) of all Governors authorized to vote may remove any Governor (whether elected or appointed), for cause, at a meeting of the Board of Governors called for that purpose, if proper notice has been given that a purpose of the meeting is such removal.  For purposes of this Section 2.3, the phrase "for cause" shall be interpreted to include conviction of a felony, engagement in fraudulent or dishonest conduct, or gross abuse of authority or discretion with respect to the Company.

     2.4 Vacancies . Vacancies on the Board of Governors resulting from the death, resignation, removal or disqualification of a governor may be filled by the affirmative vote of a majority of the remaining governors, even though less than a quorum. Vacancies on the Board resulting from newly-created governorships pursuant to Section 6.6(a) may be filled by the affirmative vote of a majority of the governors serving at the time such governorships are created. Each person elected to fill a vacancy shall hold office until a qualified successor is elected by the Class A Members and Class B Members at the next regular meeting of the Members or at any special meeting of the Members duly called for that purpose.

 2.5 Place of Meetings . Each meeting of the Board of Governors shall be held at the principal executive office of the Company or at such other place as may be designated from time to time by a majority of the governors or by the President. A meeting may be held by telephone or web conference among the governors using any means of communication through which the governors may simultaneously hear each other during the conference.

     2.6 Regular Meetings . Regular meetings of the Board of Governors shall be held periodically, as established by the Board, but not less than one per month.

     2.7 Special Meetings . A special meeting of the Board of Governors may be called for any purpose or purposes at any time by the President or at least two (2) governors by fixing the Date, time, and place of the meeting and causing written notice of the meeting to be given. The notice must state the purpose of the meeting.

     2.8 Waiver of Notice; Previously Scheduled Meetings .

          (a). A governor of the Company may waive notice of the date, time, and place of a meeting of the Board. A waiver of notice by a governor entitled to notice is effective whether given before, at, or after the meeting, and whether given in writing, orally or by attendance. Attendance by a governor at a meeting is a waiver of notice of that meeting, unless the governor objects at the beginning of the meeting to the transaction of business because the meeting is not lawfully called or convened and thereafter does not participate in the meeting.

          (b) If the day or date, time, and place of a Board meeting have been provided herein or announced at a previous meeting of the Board, no notice is required. Notice of an adjourned meeting need not be given other than by announcement at the meeting at which adjournment is taken of the date, time and place at which the meeting will be reconvened.

     2.9 Quorum . A majority of the governors currently holding office shall be necessary to constitute a quorum for the transaction of business. In the absence of a quorum, a majority of the governors present may adjourn a meeting from time to time without further notice until a quorum is present. If a quorum is present when a duly called or held meeting is convened, the governors present may continue to transact business until adjournment, even though the withdrawal of a number of the governors originally present leaves less than the proportion or number otherwise required for a quorum.

     2.10  Absent Governors . A governor of the Company may give advance written consent or opposition to a proposal to be acted on at a Board meeting. If the governor is not present at the meeting, consent or opposition to a proposal does not constitute presence for purposes of determining the existence of a quorum, but consent or opposition shall be counted as a vote in favor of or against the proposal and shall be entered in the minutes or other record of action at the meeting, if the proposal acted on at the meeting is substantially the same or has substantially the same effect as the proposal to which the governor has consented or objected.

     2.11 Compensation . The Board of Governors shall establish reasonable compensation of all governors for services to the Company as governors, managers, or otherwise. By resolution of the Board of Governors, the governors may be paid their expenses, if any, of attendance at each meeting of the Board of Governors and incurred in action on behalf of the Company.

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MANAGERS

     3.1 Number and Designation . The Company shall have one or more natural persons exercising the functions of the position of President and Secretary/Treasurer. The Board of Governors may elect or appoint such other managers or agents as it deems necessary for the operation and management of the Company, with such powers, rights, duties and responsibilities as may be determined by the Board, each of whom shall have the powers, rights, duties and responsibilities set forth in this Operating Agreement unless otherwise determined by the Board. Any of the positions or functions of those positions may be held by the same person.

     3.2 President . Unless provided otherwise by a resolution adopted by the Board of Governors or in the Member Control Agreement, the President, which shall include the title of Chief Executive Officer, (a) shall have general active management of the business of the Company; (b) shall, when present, preside at all meetings of the Members of the Board; (c) shall see that all orders and resolutions of the Board are carried into effect; (d) may maintain records of and certify proceedings of the Board and Members; and (e) shall perform such other duties as may from time to time be prescribed by the Board.

     3.3 Treasurer . Unless provided otherwise by a resolution adopted by the Board of Governors or in the Member Control Agreement, the Treasurer, which shall include the title of Chief Financial Officer, (a) shall keep accurate financial records for the Company; (b) shall deposit all monies, drafts and checks in the name of and to the credit of the Company in such banks and depositories as the Board shall designate from time to time; (c) shall endorse for deposit all notes, checks and drafts received by the Company as ordered by the Board, making proper vouchers therefor (d) shall disburse Company funds and issue checks and drafts in the name of the Company, as ordered by the Board; (e) shall render to the President and the Board, whenever requested, an account of all of such manager’s transactions as Treasurer and of the financial condition of the Company; and (f) shall perform such other duties as may be prescribed by the Board or the President from time to time.

     3.4 Vice Presidents .. The Board of Governors may establish the position of Vice-President. During the absence of disability of the President, it shall be the duty of the Vice-President to perform the duties of the President. The Vice-President shall have such other duties and authority as established by the Board.

     3.5 Secretary . The Secretary shall attend all meetings of the Board of Governors and of the Members and shall maintain records of, and whenever necessary, certify all proceedings of the Board of Governors and of the Members. The Secretary shall keep the Required Records (as that term is defined in Section 10-32-02(55) of the North Dakota Limited Liability Company Act, as amended from time to time) of the Company, when so directed by the Board of Governors or other person or persons authorized to call such meetings, shall give or cause to be given notice of meetings of the Members and of meetings of the Board of Governors, and shall also perform such other duties and have such other powers as the President or the Board of Governors may prescribe from time to time.

     3.6 Authority and Duties . In addition to the foregoing authority and duties, all managers of the Company shall respectively have such authority and perform such duties in the management of the business of the Company as may be designated from time to time by the Board of Governors or in this Agreement. Unless prohibited by a resolution approved by the affirmative vote of a majority of the governors present, a manager elected or appointed by the Board may, without the approval of the board, delegate some or all of the duties and powers of a position to the Company’s employees, accountants, and legal counsel.

     3.7 Term ..

            (a) All managers of the Company shall hold office until their respective successors are chosen and have qualified or until their earlier death, resignation or removal.

            (b) A manager may resign at any time by giving written notice to the Company. The resignation is effective without acceptance when the notice is given to the Company, unless a later effective date is specified in the notice.

          (c) A manager may be removed at any time, with or without cause, by a resolution approved by the affirmative vote of a majority of the governors present at a duly held Board meeting, subject to the provisions of the Member Control Agreement.

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          (d) A vacancy in a manager position because of death, resignation, removal, disqualification or other cause may, including in the case of a vacancy in the position of President or Treasurer, be filled for the unexpired portion of the term by the Board.

3.8 Salaries . The salaries of all managers of the Company shall be fixed by the compensation committee of the Board of Governors or by the President if authorized by the Board.

INDEMNIFICATION

     4.1 Indemnification .. The Company shall indemnify its managers and governors for such expenses and liabilities, in such manner, unless such circumstances, and to such extent, as required or permitted by Section 10-32-99 of the North Dakota Limited Liability Company Act, as amended from time to time, or as required or permitted by other provisions of law.

     4.2 Insurance . The Company may purchase and maintain insurance on behalf of any person in such person’s official capacity against any liability asserted against and incurred by such person in or arising from that capacity, whether or not the Company would otherwise be required to indemnify the person against the liability.

MEMBERSHIP INTERESTS

     5.1 Statement of Membership Interest . At the request of any Member, the Company shall state in writing, the particular Membership Interest owned by that Member as of the date the Company makes the statement. The statement must describe the Member’s rights to vote, to share in profits and losses, and to share in distributions, as well as any assignment or the Member’s rights then in effect.

     5.2 Declaration of Distributions . The Board of Governors shall have the authority to declare distributions to the Members to the extent permitted by law.

     5.3 Transfer of Membership Interests . Membership Interests in the Company may be transferred only to the extent permitted by law and subject to the Member Control Agreement.

MISCELLANEOUS

     6.1 Execution of Instruments .

(a) All deeds, mortgages, bonds, checks, contracts and other instruments pertaining to the business and affairs of the Company shall be signed on behalf of the Company by the President or the Secretary/Treasurer as may be designated from time to time by the Board of Governors.

(b) If a document must be executed by persons holding different positions or functions and one person holds such positions or exercises such functions, that person may execute the document in more than one capacity if the document indicates each such capacity.

     6.2 Advances . Subject to the limitations under the Sarbanes Oxley Act, the Company may, without a vote of the governors, advance money to its governors, managers or employees to cover expenses that can reasonably be anticipated to be incurred by them in the performance of their duties and for which they would be entitled to reimbursement in the absence of an advance.

     6.3 Company Seal . The Company will be a no seal company.

     6.4 Fiscal Year . The fiscal year of the Company shall be determined by the Board of Governors.

     6.5 Construction . This Operating Agreement is subject to the terms of  the Member Control Agreement, as amended from time to time, in effect and to the extent inconsistent, the Member Control Agreement shall be controlling.  Definitions not defined herein are as defined in the Member Control Agreement of the Company, as amended from time to time.

     6.6 Amendments ..

(a) The Board of Governors shall have the power to adopt, amend or repeal the Operating Agreement of the Company, subject to the power of the Class A Members to change or repeal the same as provided in subsection (b) of this Section 6.6, provided, however, that the Board shall not adopt, amend or repeal any Section fixing a quorum for meetings of Members, prescribing procedures for removing governors or filling vacancies in the Board, or fixing the number of governors or their classifications, qualifications, or terms of office, but may adopt or amend a Section that increases the number of governors.

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(b) Class A Members owning 5% or more of the Class A Governance Rights may propose a resolution for action by the Class A Members to adopt, amend, or repeal this Agreement as adopted, amended, or repealed by the Board and the resolution must set forth the provision or provisions proposed for adoption, amendment or repeal.  Such resolution must be submitted to a vote of the Class A Members at the next regular or special meeting of the Members which notice has not yet been given but still can be timely given.  The resolution is adopted when approved by the affirmative vote of the holders of a majority of Class A Governance Rights. Notwithstanding any provision of this Section 6.6 to the contrary, this Agreement shall not be amended without the consent of the holders of 75% of Units of each Class of Units adversely affected if such amendment would modify the limited liability of a Member, or alter the Financial Rights of a Member.

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The undersigned hereby certifies that the foregoing Second Amended and Restated Operating Agreement was duly adopted as the Operating Agreement of the Company by its Board of Governors on _________, 2010.

RED TRAIL ENERGY LLC

____________________________________
Gerald Bachmeier, Chief Executive Officer

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APPENDIX C

AMENDED AND RESTATED MEMBER CONTROL AGREEMENT

AMENDED AND RESTATED MEMBER CONTROL AGREEMENT
FOR
RED TRAIL ENERGY, LLC

This is an Amended and Restated Member Control Agreement for Red Trail Energy, LLC, dated effective as of May 28, 2009 by and among Red Trail Energy, LLC, a North Dakota limited liability company, and the Persons named on the attached Schedule A.

ARTICLE 1.
DEFINITIONS

1.1        Defined Terms.  The terms defined in this Article shall have the meanings given to them in this Article for purposes of this Agreement.  Certain other capitalized terms in this Agreement may be defined elsewhere in this Agreement.  All defined terms in this Agreement include the singular and the plural as the context indicates.

1.2        Agreement.  “Agreement” means this Member Control Agreement as amended or restated.

1.3        Articles of Organization.  “Articles of Organization” or “Articles” means the Articles of Organization for the Company filed with the North Dakota Secretary of State as amended or restated.

1.4        Board of Governors.  “Board of Governors” or “Board” means the Board of Governors of the Company.

1.5        Capital Accounts.  “Capital Accounts” mean the capital accounts required to be maintained by the Company for each Member as provided in this Agreement.

1.6        Code.  “Code” means the Internal Revenue Code of 1986, as amended, and any comparable successor to such Code.  All references to a section of the Code shall mean and include any subsequent amendment or replacement of such section.

1.7        Company.  “Company” means Red Trail Energy, LLC.

1.8        Event of Termination.  An “Event of Termination” means an event described in Section 13.1.

1.9        Financial Rights.  “Financial Rights” mean a Person’s rights to share in income, gain, receipt, loss, deduction, credit and distribution as provided in this Agreement and any right to assign such rights.

1.10      Governance Rights.  “Governance Rights” mean all of a Member’s rights as a Member in the Company except for Financial Rights or any right to assign Financial Rights.

1.11      Governor.  “Governor” or “Board member” means each natural person serving on the Board.  Governors or Board members are collectively referred to as “Governors” or “Board members.”  A Governor must be a Member of the Company, or an authorized representative of an entity member.

1.12      LLC Act.  “LLC Act” means the North Dakota limited liability company act, as amended, and any comparable successor to such LLC Act.  All references to a section of the LLC Act shall mean and include any subsequent amendment or replacement of such section.

1.13      Members.  “Members” mean all Persons reflected in the required records of the Company as the owners of all or some Governance Rights of a Membership Interest.  Members are individually referred to as a “Member.”  A Person may be a Member without having voting rights, but a Person is not a Member if the Person’s Membership Interest consists only of Financial Rights.

1.14      Membership Interest.  “Membership Interest” means the interest in the Company consisting of each Person’s Financial Rights and/or Governance Rights and any right such Person has to assign such Person’s Financial Rights and/or Governance Rights.  The Membership Interests for all such Persons are collectively referred to as the “Membership Interests.”

1.15      Officer.  “Officer” means the natural person elected, appointed, or otherwise designated as an Officer pursuant to this Agreement and the LLC Act, including the President and Treasurer.  An Officer need not be a Member of the Company.  An Officer is a “Manager” for purposes of the LLC Act.

1.16      Person.  “Person” includes a natural person or a domestic or foreign limited liability company, corporation, partnership, limited partnership, joint venture, association, business trust, estate, trust, enterprise, and any other legal or commercial entity.

1.17      Treasury Regulations.  The “Treasury Regulations” mean the treasury regulations promulgated under the Code.

1.18      Units.  “Units” are used to designate Membership Interests as provided in Article 4 of this Agreement.

ARTICLE 2.
SCOPE AND EFFECT OF AGREEMENT

2.1        Member Control Agreement.  The Persons who are parties to this Agreement intend to make specific arrangements relating to the (i) formation, operations, ownership, governance, management, and dissolution of the Company; (ii) allocation of income, receipt, gain, loss, deduction, credit, and distribution; (iii) receipt of additional capital, admission of new Members and all valuation issues associated with the receipt of such additional capital and admission of Members; (iv) transfer or encumbrance, whether voluntary or involuntary, of Membership Interests; and (v) other matters related to the Company.  This Agreement shall constitute a Member Control Agreement under Section 10-32-50 of the LLC Act.  It is expressly intended that, during the entire term of this Agreement, the provisions of this Agreement shall supersede any provisions of the LLC Act, as they now exist or as may be subsequently amended or restated, that are inconsistent or conflict with the provisions of this Agreement to the maximum extent permitted by law.

2.2        Prior Agreements.  This Agreement supersedes all prior agreements to which any or all of the parties to this Agreement are parties to the extent that such prior agreements are inconsistent with this Agreement.

2.3        Parties Subject to Agreement.  This Agreement shall be binding on and inure to the benefit of the Company; each Person owning a Membership Interest; and their respective heirs, legal representatives, successors, and assigns.  This Agreement is enforceable by and against Persons who are parties to this Agreement, and this Agreement is binding upon and enforceable against Persons who acquire an interest in a Membership Interest or in a contribution agreement having knowledge of the existence of this Agreement.  A Person’s express agreement to be bound by this Agreement or any amendment or restatement of this Agreement may be evidenced by such Person or such Person’s legal representative either (i) signing this Agreement or such amendment or restatement, or any predecessor Member Control Agreement of the Company; (ii) signing a signature page to this Agreement or such amendment or restatement that references this Agreement and/or such amendment or restatement, or signing a signature page to any predecessor Member Control Agreement of the Company; or (iii) signing any other document, statement or instrument that evidences agreement to be a party to this Agreement and/or such amendment or restatement, or signing any other document, statement or instrument that evidences agreement to be a party to any predecessor Member Control Agreement of the Company.

2.4        Membership Interests Subject to Agreement.  This Agreement shall apply to all Membership Interests of the Company which are now owned or hereafter acquired by or on behalf of any Person, whether by purchase, dividend, split, or other recapitalization, gift, devise, or any other means whatsoever.

2.5        Amendment of Agreement.  The terms and provisions of this Agreement may be amended, restated or terminated only by the agreement of the Members holding at least 66.67% of the Units having Governance Rights entitled to vote, except as may be otherwise specifically provided in this Agreement, provided, however, in no event may this Agreement be amended to provide for less than unanimous consent to avoid dissolution under Section 13.2.   Amending or restating this Agreement will not give rise to dissenters’ rights as provided in Section 10-32-54 of the LLC Act.

2.6        Enforcement of Agreement.  If a Person violates the terms of this Agreement, the Company and/or any Member may take legal action against such Person or pursue an order compelling such Person to do something or restraining such Person from doing something.  If a Person violates the terms of this Agreement, the Company and/or any Member will be entitled to recover from such Person reasonable attorney’s fees and costs incurred in connection with enforcing the terms of this Agreement.  If a court deems any term of this Agreement to be overly broad, superseded by the LLC Act, or otherwise unenforceable or void, the court may modify and thereafter enforce the term and the balance of this Agreement to the fullest extent permitted by law, or sever such term if it cannot be so modified and enforce all of the other terms of this Agreement to the fullest extent permitted by law.

2.7        Arbitration.  Any dispute arising out of or relating to this Agreement or the breach thereof (including fraud in the inducement) shall be discussed between the parties in a good-faith effort to arrive at a settlement.  If such dispute cannot be resolved through discussion, such dispute shall be settled by arbitration administered by the American Arbitration Association (“AAA”) under its Commercial Arbitration Rules.  The AAA Optional Rules for Emergency Measures of Protection shall also apply to the proceedings.  The arbitration shall be conducted in Burleigh County, North Dakota by a single arbitrator.  The costs of the arbitration, including the arbitrator’s compensation, shall be borne equally by the parties, except that the arbitrator shall have discretion to reallocate such costs.  Each party shall bear its own attorneys’ fees.  Judgment on the award may be entered in any court having jurisdiction thereof.

ARTICLE 3.
ORGANIZATION OF COMPANY

3.1        Formation of the Company.  The Company is a limited liability company formed pursuant to the terms of the LLC Act except as otherwise provided in this Agreement, and the rights and liabilities of the Persons owning or holding Membership Interests, Governors and Officers are as provided under the LLC Act, except as otherwise provided in this Agreement.

3.2        Term of the Company.  The Company shall exist perpetually until it is terminated in accordance with this Agreement and the LLC Act.

3.3        Indemnification.  The Company shall indemnify each Member, Governor, Officer and agent of the Company in such manner, under such circumstances, and to such extent as permitted by Section 10-32-99 of the LLC Act.

3.4        Tax Matters.

(1)
Tax Status.  The Company shall be classified and taxed as a partnership for federal and state income tax purposes except to the extent that the Company is to be disregarded as an entity for federal and state income tax purposes pursuant to applicable provisions of the Code.  If the Company is disregarded for income tax purposes, the Company shall not be disregarded as a separate legal entity for any other purpose, including but not limited to, diminishing in any respect the LLC Act providing that a Person owning or holding Membership Interests, Governor, Officer or other agent of the Company is not, merely on account of such status, personally liable for the acts, debts, liabilities, or obligations of the Company.

(2)
Tax Matters Partner.  Any “tax matters partner” of the Company required to be appointed by the Code shall be the Person selected by the Board that meets the qualifications of the Code and applicable Treasury Regulations.

(3)
Tax Elections.  All elections permitted or required to be made for federal or state income tax purposes on behalf of the Company, including but not limited to, the election under Section 754 of the Code, and all revocations of such elections, shall be made by the Board.

ARTICLE 4.
MEMBERSHIP INTERESTS, UNITS AND REGISTRATION

4.1        Class of Membership Interests.  The Company shall initially have one class of Membership Interests, having the Governance Rights and Financial Rights described in this Agreement.  The Board may establish one or more additional classes or series of Units, designate each such additional class or series, and fix the relative rights and preferences of each such additional class or series.

4.2        Additional Classes of Membership Interests.  Membership Interests of the Company of a different class or series than the existing Membership Interests may only be issued by the Board.

4.3        Units.  The Company shall use Units to designate Membership Interests for purposes of allocating income, gain, receipt, loss, deduction, credit, and distribution; voting; and such other purposes as provided in this Agreement.

(1)
General.  Each Unit shall represent Governance Rights consisting of one vote per Unit when a vote is permitted or required by this Agreement and the LLC Act and Financial Rights consisting of the right to the allocations of income, gain, receipt, loss, deduction and credit and the right to distributions as provided in the Agreement.

(2)
Assignment.  If any Governance Rights or Financial Rights are separately assigned as provided in this Agreement, the Company shall reflect in the required records of the Company the number of Units designating Governance Rights and the number of Units designating Financial Rights.

(3)
Required Records.  Ownership of Membership Interests and the Units designating Membership Interests, including the Governance Rights and Financial Rights, shall be as is reflected in the required records of the Company and shall be binding on the Company only to the extent so reflected.  No transfer or assignment of Membership Interests, Governance Rights or Financial Rights and no designation of Units shall be effective until reflected in the required records of the Company and then only to the extent so reflected.  The Company may request written evidence of any transfer or assignment in a form and content acceptable to the Company before reflecting any such transfer, assignment, or designation in the required records of the Company.  Any allocations of income, gain, receipt, loss, deduction, credit, and distribution by the Company and votes made, in each case, in reliance on the Company’s required records shall acquit the Company of all liability to any Person who may have an interest in such allocations, distributions, or vote.

ARTICLE 5.
CAPITAL AND OTHER ACCOUNTS

5.1        Required Capital Accounts.

(1)
Establishment and Operation of Accounts.  The Company shall maintain a separate Capital Account for each Person owning a Membership Interest having Financial Rights in accordance with Section 704(b) of the Code and applicable Treasury Regulations.  Each such Capital Account shall be (i) increased by the initial contribution made to the Company by such Person; (ii) increased by additional contributions, if any, made to the Company by such Person; (iii) decreased by distributions made from the Company to such Person; and (iv) otherwise adjusted as provided in this Agreement.

(2)
Maintenance of Accounts.  The Capital Accounts shall be maintained in accordance with Section 704(b) of the Code and applicable Treasury Regulations.  The Board may, notwithstanding any other provisions in this Agreement, alter the method by which Capital Accounts are maintained in order to comply with Section 704(b) of the Code and applicable Treasury Regulations.

(3)
Events Triggering Revaluation.  The Board shall restate the value of the Capital Accounts (and by so doing the value of the old contributions) upon (i) any contribution made to the Company; (ii) any distribution from the Company that was not made in proportion to all Units; and (iii) the determination by the Board that a re-valuation is appropriate to maintain Capital Accounts in accordance with Section 704(b) of the Code and applicable Treasury Regulations.  The Board may use any method it determines appropriate to revalue the Capital Accounts.  If a contribution is made to the Company, absent any valuation method specifically adopted by the Board, the Capital Accounts shall be deemed to have been revalued by the Board such that, immediately after the receipt of such contribution, the value of each Capital Account for each Person owning a Membership Interest having Financial Rights will bear the same proportion to the value of all Capital Accounts for all Persons owning Membership Interests having Financial Rights as the number of such Person’s Units designating Financial Rights bears to all of the Units designating Financial Rights.  It is intended that the methods of revaluation of Capital Accounts provided in this Section of the Agreement override Section 10-32-57 of the LLC Act including the revaluation of the old contributions.

5.2        Additional Accounts.  The Company may maintain additional accounts for each Person owning a Membership Interest having Financial Rights to reflect the equity shown on the Company’s financial statements, to record such Person’s basis for income tax purposes, or for any other purpose.

5.3        No Interest; Effect of Balances.  A positive balance in a Capital Account or any other account for a Person shall not bear interest; affect the allocation of income, gain, receipt, loss, deduction or credit to a Person; or entitle a Person to any distributions or other economic benefits.  A negative balance in a Capital Account or any other account for a Person shall not constitute an obligation of such Person to the Company except as specifically provided in this Agreement or as such Person may otherwise specifically agree in writing.

ARTICLE 6.
ALLOCATIONS

6.1        General Allocations.  All items of income, gain, receipt, loss, deduction, and credit of the Company for each fiscal year shall be allocated among all of the Persons owning Membership Interests having Financial Rights, and to such Person’s Capital Accounts, in the proportion that the total number of each Person’s Units having Financial Rights bears to all of the Units having Financial Rights.

6.2        Allocations for Income Taxes.  The allocations in Section 6.1 apply with respect to allocations solely for income tax purposes except as provided in this Section 6.2.  Allocations pursuant to this Section 6.2 shall not affect, or in any way be taken into account in computing, any Person’s Capital Account, right to vote, or allocable shares of income, gain, receipt, loss, deduction, credit or distribution as provided in any other Section of this Agreement.

(1)
Section 704(c).  Income, gain, receipt, loss, deduction, and credit with respect to any property contributed to the Company shall, solely for income tax purposes, be allocated so as to take account of any variation between the adjusted basis of such property to the Company for income tax purposes and the value ascribed to such property in the Company’s books and records in accordance with Section 704(c) of the Code and applicable Treasury Regulations.  In addition, if the Capital Accounts or any asset of the Company is revalued pursuant to the provisions of this Agreement or Section 704(b) of the Code and applicable Treasury Regulations, subsequent allocations of income, gain, receipt, loss, deduction, and credit for income tax purposes with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its adjusted value in the same manner as under Section 704(c) and applicable Treasury Regulations.  Any elections or other decisions relating to such allocations shall be made by the Board.

(2)
Section 754.  Any election by the Company under Section 754 of the Code to adjust the basis of the Company assets pursuant to Section 734 of the Code or Section 743 of the Code shall be made in the sole discretion of the Board.  If such an election is made, allocations of Company items of income, gain, receipt, loss, deduction, and credit shall be made in a manner consistent with such allocation of items in accordance with Section 734 and/or Section 743 of the Code, as the case may be.

(3)
Section 706(d).  In the event of any changes in Membership Interests during a fiscal year, then for purposes of this Article 6, the Board shall take into account the requirements of Section 706(d) of the Code and shall have the right to select any method of determining the varying interests of the Persons owning Membership Interests of the Persons owning Membership Interests having Financial Rights during the year which satisfies Section 706(d) of the Code.

ARTICLE 7.
DISTRIBUTIONS

7.1        Distributions.

(1)
Interim Distributions.  Subject to Section 10-32-64 of the LLC Act, distributions may be made from the Company at such times and in such amounts as determined from time to time by the Board to the Persons owning Membership Interests having Financial Rights in the proportion that the total number of each Person’s Units having Financial Rights bears to all of the Units having Financial Rights.  It is intended that the method of allocating distributions provided in this Section overrides Section 10-32-60 of the LLC Act.

(2)	Terminating Distributions. Upon termination of the Company, assets of the Company, including proceeds from liquidation of the Company’s assets, shall be applied in the following order of priority:

(a)
To creditors of the Company, including Persons owning Membership Interests who are creditors, to the extent otherwise permitted by law, in satisfaction of liabilities of the Company other than liabilities for interim distributions or terminating distributions to Persons owning Membership Interests having Financial Rights.

(b)	To reasonable reserves, if any, deemed necessary by the Board to provide for the contingent liabilities of the Company.

(c)
To Persons owning Membership Interests having Financial Rights in the proportion of each Person’s positive Capital Account balance.  It is intended that the method of allocating distributions provided in this Section overrides Section 10-32-131, subd. 1(c) of the LLC Act.

7.2        Liquidations.  Notwithstanding anything herein to the contrary, the Board may provide for non-pro rata distributions in the event of a distribution that reduces the outstanding Membership Interests of a Person.

7.3        In Kind.  Distributions from the Company may be in cash or in kind, but no Person shall have any right to demand and receive any distribution from the Company in any form other than cash.

ARTICLE 8.
ISSUANCE OF MEMBERSHIP INTERESTS AND UNITS; CONTRIBUTIONS

8.1        Issuance of Membership Interests and Units.  The Board is authorized to accept contributions, issue, sell and deliver Membership Interests having Governance Rights and Financial Rights, Governance Rights only, or Financial Rights only, and, in each case, consisting of the class of Membership Interest that is then authorized to such Persons, at such times, and upon such terms and conditions as the Board shall determine.  The Board shall establish a price in money or other consideration, or a minimum price, or a general formula or method by which the price of such Membership Interests shall be determined.  The Board shall also fix the number of Units to designate such Membership Interests.  There is no limitation on the number of Units used to designate such Membership Interests that may be so issued by the Board.  If the Board does not specifically designate when issuing Membership Interests pursuant to this Agreement that such Membership Interest has Governance Rights and Financial Rights, Governance Rights only, or Financial Rights only, such Membership Interest shall be deemed to have both Governance Rights and Financial Rights for all purposes of this Agreement.

8.2        Issuance of Rights to Purchase.  The Board is further authorized to enter into contribution agreements and contribution allowance agreements and to otherwise grant and issue rights to subscribe for, purchase, exchange securities for, or to convert securities into, Membership Interests having Governance Rights and Financial Rights, Governance Rights only, or Financial Rights only, and, in each case, consisting of the class of Membership Interest that is then authorized with such Persons, at such times, and upon such terms and conditions as the Board shall determine.  The Board shall fix the terms, provisions and conditions of such agreements, including the price in money or other consideration, or a minimum price, or a general formula or method by which the price of the Membership Interests shall be determined or the exchange or conversion basis or the price at which such Membership Interests may be purchased or subscribed for.  The Board shall also fix the number of Units to designate such Membership Interests.  There is no limitation on the number of Units used to designate such Membership Interests that may be so issued by the Board.

8.3        Unit Dividends and Splits.  The Board shall have the authority to declare and effect any dividend or split of any Units used to designate the class of Membership Interest of the Company that is then authorized in which the number of Units of such Membership Interests are increased or decreased ratably.

8.4        Valuation of Contributions.  The Board shall value all non-monetary contributions made to the Company in exchange for Membership Interests.  Whenever the Company accepts contributions, the Board shall also revalue the Capital Accounts as provided in Article 5 of this Agreement.

8.5        Preemptive Rights.  No Member, merely because of such Member’s status as a Member or an owner of Units, shall have any preemptive rights to purchase any Units proposed to be sold or issued by the Company.  Nothing in this Agreement shall limit the right of the Company to grant, by contract or otherwise, preemptive or first refusal rights to one or more Members.

ARTICLE 9.
ADMISSION OF MEMBERS

9.1        Admission Following Issuance of Membership Interest.  If the Board issues Membership Interests having Governance Rights to a Person who is not then a Member, such Person shall be admitted as a Member as of the effective date that (i) such Person pays or is required to pay to the Company the amount the Board determines to be contributed to the Company in exchange for the Membership Interests to be issued to such Person, and (ii) such Person executes and delivers to the Company such Person’s agreement to be bound by this Agreement in such form and content as is acceptable to the Board.  If the Board issues Membership Interests to a Person who is then a Member, such Person shall continue as a Member and shall be bound by this Agreement and such Membership Interests shall be automatically subject to this Agreement.  Upon completion of any of such actions, the Company shall reflect the name and address of the Member; the nature and type of contribution; the type of Membership Interest, including the Governance Rights and Financial Rights; and the number of Units designating such Membership Interest in the required records of the Company as of such effective date.

9.2        Admission Following Transfer or Assignment.  The following provisions apply to transferees or assignees of Membership Interests.

(1)
Assignment Which Includes Governance Rights.  Any transferee or assignee of a Membership Interest having Governance Rights who is not already a Member may be admitted, subject to the affirmative approval of such transferee or assignee as a Member by the Board, as a Member with respect to such Membership Interest as of the effective date that such Person executes and delivers to the Company such Person’s agreement to be bound by this Agreement in such form and content as is acceptable to the Board.  Any transferee or assignee of a Membership Interest in the Company who is already a Member shall continue as a Member and shall be bound by this Agreement and such Membership Interests shall be automatically subject to this Agreement.

(2)
Assignee of Only Financial Rights.  Any Person who is not a Member but who is a transferee or assignee of a Membership Interest having only Financial Rights shall entitle such Person to receive, to the extent assigned, the share of the profits and losses and the distributions to which the assignor would otherwise be entitled but shall not entitle or empower such Person to become a Member, to exercise any Governance Rights, to receive any notices from the Company or to cause dissolution of the Company.

(3)
Reflection in Required Records.  Upon completion of any such actions, the Company shall reflect in the required records of the Company the name and address of the transferee or assignee; the nature and extent of the transfer or assignment; the type of Membership Interest so transferred or assigned; whether the Governance Rights or Financial Rights or both were transferred or assigned; and the number of Units used to designate such Membership Interest.

ARTICLE 10.
MEMBERS

10.1      Voting.  Each Member shall have one vote for each Unit having Governance Rights entitled to vote that is reflected in the name of such Member in the required records of the Company.  It is intended that the method of voting by Members provided in this Section and throughout this Agreement is intended to override Section 10-32-40.1, subd. 5.  At each meeting of the Members, every Member owning Units having Governance Rights entitled to vote shall be entitled to vote in person or by proxy duly appointed by an instrument in writing subscribed by such Member.  Procedures for notice, voting, and conduct of any meeting of Members shall be as provided in the Operating Agreement of the Company.

ARTICLE 11.
BOARD OF GOVERNORS

11.1      General Authority.  The business and affairs of the Company shall be directed by a Board of Governors, which shall be composed of governors elected in the manner and shall operate in the manner provided in the Operating Agreement of the Company.

ARTICLE 12.
OFFICERS

12.1      General Authority.  The business and affairs of the Company shall be managed by the Officers subject to the direction of the Board of Governors, which Officers shall operate in the manner provided in the Operating Agreement of the Company.

ARTICLE 13.
EVENTS TERMINATING MEMBERSHIP

13.1      Events of Termination.  The continued membership of a Member in the Company is terminated upon the first to occur of any of the following events occurring with respect to a Member (each an “Event of Termination”):

(1)	The Member’s death;

(2)	The Member’s retirement or resignation as a Member of the Company as defined in Section 10-32-30 of the LLC Act;

(3)	The redemption of such Member’s complete Membership Interest in the Company;

(4)	An assignment or a buyout of such Member’s Membership Interest that leaves such Member with no Governance Rights as provided in Sections 10-32-32 or 10-32-119 of the LLC Act;

(5)	The Member’s bankruptcy;

(6)
The dissolution of such Member that is a domestic or foreign limited liability company, corporation, partnership, limited partnership, joint venture, operation, business trust, estate, trust, enterprise, or any other legal or commercial entity;

(7)	A merger in which the Company is not the surviving organization; or

(8)	The occurrence of any other event that terminates the continued membership of the Member in the Company.

13.2      Effect of Event of Termination.  If an Event of Termination occurs with respect to any Member, the following provisions shall apply:

(1)
Dissolution Avoidance Consent. An event that terminates the continued membership of a Member shall not cause the company to be dissolved unless it is the last or sole member of the Company. After the occurrence of an event, as provided in Section 13.1, that terminates the continued membership of another Member in the Company, each remaining Member may be asked to consent to the continuation of the Company as a legal entity without dissolution and to the continuation of its business, pursuant to the power set forth in Article V of the Articles of Organization of the Company.

(2)
Effect on Member.  An Event of Termination does not give a Member a right to have such Member’s Membership Interest purchased except as specifically provided in this Agreement.  The Membership Interest of such Member shall continue to have the same Governance Rights and Financial Rights as existed immediately prior to such Event of Termination except to the extent that such Event of Termination resulted in the redemption of such Membership Interest or the cancellation of such Membership Interest as in the event of a merger in which the Company is not the surviving organization.

(3)
Effect on Transferee or Assignee.  Any transferee or assignee of such Member’s Membership Interest having Governance Rights and Financial Rights or only Governance Rights may be admitted as a Member as provided in Article 9 of this Agreement; provided, if such Event of Termination occurs with respect to the last or sole Member of the Company, the legal representative of such Member shall be deemed to be admitted as a Member as of the effective date of such Event of Termination and shall be deemed to own the Membership Interest owned by such Member immediately prior to such Event of Termination, including all Governance Rights and Financial Rights, and, in such event, the Company shall not be dissolved as provided in Section 10-32-109 of the LLC Act.

ARTICLE 14.
TRANSFERS AND RESTRICTIONS REGARDING MEMBERSHIP INTERESTS

14.1      Permitted Transfer or Assignment.  A Person may freely transfer or assign all or any portion of such Person’s Membership Interest, including Governance Rights and/or Financial Rights, under the following conditions:

(1)	by sale, gift, or devise to a spouse or child of such Person;

(2)	following the death, withdrawal, bankruptcy, divorce, separation, dissolution or termination of such Person;

(3)
by a Person and any related persons (as defined in Section 267(b) of the Code) in one or more transactions during any thirty (30) calendar day period of Membership Interests representing in the aggregate less than two percent (2%) of the total outstanding Membership Interests in the Company;

(4)	by a Person and any other Persons, acting together, of Membership Interests representing in the aggregate more than fifty percent (50%) of the total outstanding Membership Interests in the Company;

(5)	by transfer effected through a qualified matching service program;

(6)	or otherwise, subject to the restrictions set forth in this Agreement.

The transferor or assignor of all or any such portion of such Membership Interest shall continue to be a Member of the Company to the extent such transferor or assignor retains a Membership Interest having Governance Rights, but shall cease to be the owner of the Governance Rights and/or Financial Rights transferred or assigned.  The transferee or assignee of the Governance Rights and Financial Rights or only Governance Rights may be admitted as a Member as provided in Article 9 of this Agreement.

14.2      Conditions Precedent to Transfers. The Board of Governors, in its sole discretion, may elect not to recognize any transfer of Units unless and until the Company has received:

                           (1)         an opinion of counsel (whose fees and expenses shall be borne by the transferor) satisfactory in form and substance to the Board that such transfer may be lawfully made without registration or qualification under applicable state and federal securities laws, or such transfer is properly registered or qualified under applicable state and federal securities laws and if, requested by the Company that such transfer will not cause the company to be treated as a publicly traded partnership;

                           (2)         such documents and instruments of conveyance executed by the transferor and transferee as may be necessary or appropriate in the opinion of counsel to the Company to effect such transfer, except that in the case of a transfer of units involuntarily by operation of law, the transfer shall be confirmed by presentation of legal evidence of such transfer, in form and substance satisfactory to the Company;

                           (3)         the transferor’s Unit certificate;

                           (4)         the transferee’s taxpayer identification number and sufficient information to determine the transferee’s initial tax basis in the interest transferred, and any other information reasonably necessary to permit the company to file all required federal and state tax returns and other legally required information statements or returns; and

                           (5)         other conditions on the transfer of units adopted by the Board from time to time as it deems appropriate, in its sole discretion.

IN WITNESS WHEREOF, the Company and Members have executed this Agreement with all of the schedules referenced herein effective as of the date first above written.

RED TRAIL ENERGY, LLC

By:	/s/ Mike Appert
Its: Chairman

COUNTERPART SIGNATURE PAGE
TO
MEMBER CONTROL AGREEMENT
FOR
RED TRAIL ENERGY, LLC

IN WITNESS WHEREOF, ______________________ has executed this Member Control Agreement of Red Trail Energy, LLC dated effective as of ___________________, 20__, as of _______________________, 20__.

SCHEDULE A
TO
MEMBER CONTROL AGREEMENT
OF
RED TRAIL ENERGY, LLC

Name	Addresses	Number of Units With Full Governance and Financial Rights

APPENDIX D

    PROPOSED SECOND AMENDED AND RESTATED MEMBER CONTROL AGREEMENT

SECOND AMENDED AND RESTATED MEMBER CONTROL AGREEMENT
FOR
RED TRAIL ENERGY, LLC

This Second Amended and Restated Member Control Agreement for Red Trail Energy, LLC is dated effective as of _________, 2010 by and among Red Trail Energy, LLC, a North Dakota limited liability company, and the Persons named on the attached Schedule A.

ARTICLE 1.
DEFINITIONS

1.1            Defined Terms.  The terms defined in this Article shall have the meanings given to them in this Article for purposes of this Agreement and the Operating Agreement of the Company, as may be amended from time to time.  Certain other capitalized terms in this Agreement may be defined elsewhere in this Agreement.  All defined terms in this Agreement include the singular and the plural as the context indicates.

1.2            Agreement.  “Agreement” means this Member Control Agreement as amended or restated.

1.3            Articles of Organization.  “Articles of Organization” or “Articles” means the Articles of Organization for the Company filed with the North Dakota Secretary of State as amended or restated.

1.4            Board of Governors.  “Board of Governors” or “Board” means the Board of Governors of the Company.

1.5            Capital Accounts.  “Capital Accounts” mean the capital accounts required to be maintained by the Company for each Member as provided in this Agreement.

1.6            Class A Member.  “Class A Member” means any Person who: (i) has become a Member pursuant to the terms of this Agreement, and (ii) is the owner of one or more Class A Units.  “Class A Members” means all such Persons.

1.7            Class A Unit.  “Class A Unit” means an ownership interest in the Company representing a capital contribution made as provided in Article 4 in consideration of Units that have been classified into Class A Units, including any and all benefits to which the holder of such Units may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement and the Operating Agreement.

1.8            Class A Unit Holder(s).  “Class A Unit Holder(s)” means the owner(s) of one or more Class A Units.

1.9             Class B Member.  “Class B Member” means any Person who: (i) has become a Member pursuant to the terms of this Agreement, and (ii) is the owner of one or more Class B Units.  “Class B Members” means all such Persons.

1.10           Class B Unit.  “Class B Unit” means an ownership interest in the Company representing a capital contribution made as provided in Article 4 in consideration of Units that have been classified into Class B Units, including any and all benefits to which the holder of such Units may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement and the Operating Agreement.

1.11           Class B Unit Holder(s).  “Class B Unit Holder(s)” means the owner(s) of one or more Class B Units.

1.12           Class C Member.  “Class C Member” means any Person who: (i) has become a Member pursuant to the terms of this Agreement, and (ii) is the owner of one or more Class C Units.  “Class C Members” means all such Persons.

1.13           Class C Unit.  “Class C Unit” means an ownership interest in the Company representing a capital contribution made as provided in Article 4 in consideration of Units that have been classified into Class C Units, including any and all benefits to which the holder of such Units may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement and the Operating Agreement.

1.14           Class C Unit Holder(s).  “Class C Unit Holder(s)” means the owner(s) of one or more Class C Units.

1.15           Classification.  “Classification” means the division of the Company’s Units into different classes such that the Company has fewer than 300 Class A Members of record, and fewer than 500 Members in any other class, resulting in a suspension of the Company’s reporting obligations as a public company upon making the appropriate filings with the SEC.

1.16           Classification Date.  “Classification Date” means 5:00 p.m. on _________, 2010.

1.17           Code.  “Code” means the Internal Revenue Code of 1986, as amended, and any comparable successor to such Code.  All references to a section of the Code shall mean and include any subsequent amendment or replacement of such section.

1.18           Company.  “Company” means Red Trail Energy, LLC.

1.19           Event of Termination.  An “Event of Termination” means an event described in Section 13.1.

1.20           Financial Rights.  “Financial Rights” mean a Unit Holder’s rights to share in income, gain, receipt, loss, deduction, credit and distribution as provided in this Agreement and any right to assign such rights.

1.21           Governance Rights.  “Governance Rights” means all of a Member’s rights as a Member in the Company except for Financial Rights or any right to assign Financial Rights, including, a Member’s right to vote as set forth in this Agreement, the Operating Agreement, or required by the LLC Act.  The Governance Rights of a Member shall mean as to any matter to which the Member is entitled to vote hereunder, under the Operating Agreement or as may be required under the LLC Act, the right to one (1) vote for each Unit registered in the same of such Member as shown in the Membership Registry.

1.22           Governor.  “Governor” or “Board member” means each natural person serving on the Board.  Governors or Board members are collectively referred to as “Governors” or “Board members.”  A Governor must be a Member of the Company, or an authorized representative of an entity member.

1.23           LLC Act.  “LLC Act” means the North Dakota limited liability company act, as amended, and any comparable successor to such LLC Act.  All references to a section of the LLC Act shall mean and include any subsequent amendment or replacement of such section.

1.24           Members.  “Members” mean all Persons reflected in the Membership Register of the Company as the owners of Membership Interest.  Members are individually referred to as a “Member.”  A Person may be a Member without having voting rights, but a Person is not a Member if the Person’s Membership Interest consists only of Financial Rights.

1.25           Membership Interest.  “Membership Interest” means the interest in the Company consisting of each Person’s Financial Rights and Governance Rights and any right such Person has to assign such Person’s Financial Rights and/or Governance Rights.  The Membership Interests for all such Persons are collectively referred to as the “Membership Interests.”

1.26           Membership Registry.  “Membership Registry” means the membership register maintained by the Company at its principal office or a duly appointed agent of the Company setting forth the name, address, the number of Units, and Capital Accounts of each Member of the Company, which shall be modified from time to time as additional Units are issued and as Units are transferred pursuant to this Agreement.

1.27           Officer.  “Officer” means the natural person elected, appointed, or otherwise designated as an Officer pursuant to this Agreement, the Operating Agreement, and/or the LLC Act, including the President and Treasurer.  An Officer need not be a Member of the Company.  An Officer is a “Manager” for purposes of the LLC Act.

1.28           Operating Agreement.  “Operating Agreement” means the Operating Agreement of the Company, as effect and amended from time to time.

1.29           Person.  “Person” includes a natural person or a domestic or foreign limited liability company, corporation, partnership, limited partnership, joint venture, association, business trust, estate, trust, enterprise, and any other legal or commercial entity.

1.30           Required Records.  “Required Records” shall have the meaning as set forth in Section 10-32-02(55) of the Act and shall specifically include the Company’s Membership Registry.

1.31           Treasury Regulations.  The “Treasury Regulations” mean the treasury regulations promulgated under the Code.

1.32           Unit Holder(s).  Unit Holder(s) means the owner(s) of one more Units.

1.32           Units.  “Units” are used to designate Membership Interests, collectively of all classes, as provided in Article 4 of this Agreement.

ARTICLE 2.
SCOPE AND EFFECT OF AGREEMENT

2.1             Member Control Agreement.  The Persons who are parties to this Agreement intend to make specific arrangements relating to the (i) formation, operations, ownership, governance, management, and dissolution of the Company; (ii) allocation of income, receipt, gain, loss, deduction, credit, and distribution; (iii) receipt of additional capital, admission of new Members and all valuation issues associated with the receipt of such additional capital and admission of Members; (iv) transfer or encumbrance, whether voluntary or involuntary, of Membership Interests; and (v) other matters related to the Company.  This Agreement shall constitute a Member Control Agreement under Section 10-32-50 of the LLC Act.  It is expressly intended that, during the entire term of this Agreement, the provisions of this Agreement shall supersede any provisions of the LLC Act, as they now exist or as may be subsequently amended or restated, that are inconsistent or conflict with the provisions of this Agreement to the maximum extent permitted by law.

2.2             Prior Agreements.  This Agreement supersedes all prior agreements to which any or all of the parties to this Agreement are parties to the extent that such prior agreements are inconsistent with this Agreement and specifically supersedes the Amended and Restated Member Control Agreement dated May 28, 2009.

2.3             Parties Subject to Agreement.  This Agreement shall be binding on and inure to the benefit of the Company; each Person owning a Membership Interest; and their respective heirs, legal representatives, successors, and assigns.  This Agreement is enforceable by and against Persons who are parties to this Agreement, and this Agreement is binding upon and enforceable against Persons who acquire an interest in a Membership Interest or in a contribution agreement having knowledge of the existence of this Agreement.  A Person’s express agreement to be bound by this Agreement or any amendment or restatement of this Agreement may be evidenced by such Person or such Person’s legal representative either (i) signing this Agreement or such amendment or restatement, or any predecessor Member Control Agreement of the Company; (ii) signing a signature page to this Agreement or such amendment or restatement that references this Agreement and/or such amendment or restatement, or signing a signature page to any predecessor Member Control Agreement of the Company; or (iii) signing any other document, statement or instrument that evidences agreement to be a party to this Agreement and/or such amendment or restatement, or signing any other document, statement or instrument that evidences agreement to be a party to any predecessor Member Control Agreement of the Company.

2.4             Membership Interests Subject to Agreement.  This Agreement shall apply to all Membership Interests of the Company which are now owned or hereafter acquired by or on behalf of any Person, whether by purchase, dividend, split, or other recapitalization, gift, devise, or any other means whatsoever.

2.5             Amendment of Agreement.  The terms and provisions of this Agreement may be amended, restated or terminated only by the agreement of the Class A Members holding at least 66.67% of the Class A Units having Governance Rights entitled to vote, except as may be otherwise specifically provided in this Agreement, provided, however, in no event may this Agreement be amended to provide for less than unanimous consent to avoid dissolution under Section 13.2.   Amending or restating this Agreement will not give rise to dissenters’ rights as provided in Section 10-32-54 of the LLC Act.  Notwithstanding any provision of this Section 2.5 to the contrary, this Agreement shall not be amended without the consent of the holders of 75% of Units of each Class of Units adversely affected if such amendment would modify the limited liability of a Member, or alter the Financial Rights of a Member.

2.6             Enforcement of Agreement.  If a Person violates the terms of this Agreement, the Company and/or any Member may take legal action against such Person or pursue an order compelling such Person to do something or restraining such Person from doing something.  If a Person violates the terms of this Agreement, the Company and/or any Member will be entitled to recover from such Person reasonable attorney’s fees and costs incurred in connection with enforcing the terms of this Agreement.  If a court deems any term of this Agreement to be overly broad, superseded by the LLC Act, or otherwise unenforceable or void, the court may modify and thereafter enforce the term and the balance of this Agreement to the fullest extent permitted by law, or sever such term if it cannot be so modified and enforce all of the other terms of this Agreement to the fullest extent permitted by law.

2.7             Arbitration.  Any dispute arising out of or relating to this Agreement or the breach thereof (including fraud in the inducement) shall be discussed between the parties in a good-faith effort to arrive at a settlement.  If such dispute cannot be resolved through discussion, such dispute shall be settled by arbitration administered by the American Arbitration Association (“AAA”) under its Commercial Arbitration Rules.  The AAA Optional Rules for Emergency Measures of Protection shall also apply to the proceedings.  The arbitration shall be conducted in Burleigh County, North Dakota by a single arbitrator.  The costs of the arbitration, including the arbitrator’s compensation, shall be borne equally by the parties, except that the arbitrator shall have discretion to reallocate such costs.  Each party shall bear its own attorneys’ fees.  Judgment on the award may be entered in any court having jurisdiction thereof.

ARTICLE 3.
ORGANIZATION OF COMPANY

3.1             Formation of the Company.  The Company is a limited liability company formed pursuant to the terms of the LLC Act except as otherwise provided in this Agreement, and the rights and liabilities of the Persons owning or holding Membership Interests, Governors and Officers are as provided under the LLC Act, except as otherwise provided in this Agreement.

3.2             Term of the Company.  The Company shall exist perpetually until it is terminated in accordance with this Agreement and the LLC Act.

3.3             Indemnification.  The Company shall indemnify each Member, Governor, Officer and agent of the Company in such manner, under such circumstances, and to such extent as permitted by Section 10-32-99 of the LLC Act.

3.4             Tax Matters.

(1)             Tax Status.  The Company shall be classified and taxed as a partnership for federal and state income tax purposes except to the extent that the Company is to be disregarded as an entity for federal and state income tax purposes pursuant to applicable provisions of the Code.  If the Company is disregarded for income tax purposes, the Company shall not be disregarded as a separate legal entity for any other purpose, including but not limited to, diminishing in any respect the LLC Act providing that a Person owning or holding Membership Interests, Governor, Officer or other agent of the Company is not, merely on account of such status, personally liable for the acts, debts, liabilities, or obligations of the Company.

(2)             Tax Matters Partner.  Any “tax matters partner” of the Company required to be appointed by the Code shall be the Person selected by the Board that meets the qualifications of the Code and applicable Treasury Regulations.

(3)             Tax Elections.  All elections permitted or required to be made for federal or state income tax purposes on behalf of the Company, including but not limited to, the election under Section 754 of the Code, and all revocations of such elections, shall be made by the Board.

ARTICLE 4.
MEMBERSHIP INTERESTS, UNITS AND REGISTRATION

4.1             Class of Membership Interests.  A Member’s Membership Interest in the Company shall be designated in Units.  Effective as of the Classification Date, there shall be three (3) classes of Membership Units such that:

(1)
Each Unit outstanding immediately prior to the Classification Date owned by a Member who is the holder of record of fifty thousand (50,000) or more Units on the Classification Date shall, by virtue of this Section 4.1 and without any action on the part of the holder thereof, hereafter be classified as a Class A Unit;

(2)
Each Unit outstanding immediately prior to the Classification Date owned by a Member who is the holder of record of ten thousand and one (10,001) Units but no more than forty nine thousand nine hundred ninety-nine (49,999) Units on the Classification Date shall by virtue of this Section 4.1 without any action on the part of the holder thereof, hereafter classified as a Class B Unit; and

(3)
Each Unit outstanding immediately prior to the Classification Date owned by a Member who is the holder of record of ten thousand (10,000) or less Units on the Classification Date shall by virtue of this Section 4.1 without any action on the part of the holder thereof, hereafter classified as a Class C Unit.

The classification of each Unit as a Class A Unit, Class B Unit or Class C Unit effective as of the Classification Date, as provided in this Section 4.1, shall remain in effect permanently following the Classification Date.

4.2         Rights or Powers. Except as otherwise expressly provided for in this Agreement, the Members shall not have any right or power to take part in the management or control of the Company or its business and affairs to act for or bind the Company in any way.

4.3         Additional Classes of Membership Interests.  The Board may establish one or more additional classes or series of Units, designate each such additional class or series, and fix the relative rights and preferences of each such additional class or series. Membership Interests of the Company of a different class or series than the existing Membership Interests may only be issued by the Board.

4.4         Units.  The Company shall use Units to designate Membership Interests for purposes of allocating income, gain, receipt, loss, deduction, credit, and distribution; voting; and such other purposes as provided in this Agreement.

(1)         General.  Each Unit shall represent Governance Rights consisting of one vote per Unit when a vote is permitted or required by this Agreement, the Operating Agreement, or the LLC Act, and Financial Rights consisting of the right to the allocations of income, gain, receipt, loss, deduction and credit and the right to distributions as provided in the Agreement.

(2)         Assignment.  If any Governance Rights or Financial Rights are separately assigned as provided in this Agreement, the Company shall reflect in the Required Records, including the Member Registry, of the Company the number of Units designating Governance Rights and the number of Units designating Financial Rights.

(3)         Required Records.  Ownership of Membership Interests and the Units designating Membership Interests, including the Governance Rights and Financial Rights, shall be as is reflected in the Required Records of the Company and shall be binding on the Company only to the extent so reflected.  No transfer or assignment of Membership Interests, Governance Rights or Financial Rights and no designation of Units shall be effective until reflected in the Required Records of the Company and then only to the extent so reflected.  The Company may request written evidence of any transfer or assignment in a form and content acceptable to the Company before reflecting any such transfer, assignment, or designation in the Required Records of the Company.  Any allocations of income, gain, receipt, loss, deduction, credit, and distribution by the Company and votes made, in each case, in reliance on the Company’s Required Records shall acquit the Company of all liability to any Person who may have an interest in such allocations, distributions, or vote.

ARTICLE 5.
CAPITAL AND OTHER ACCOUNTS

5.1           Required Capital Accounts.

(1)           Establishment and Operation of Accounts.  The Company shall maintain a separate Capital Account for each Person owning a Membership Interest having Financial Rights in accordance with Section 704(b) of the Code and applicable Treasury Regulations.  Each such Capital Account shall be (i) increased by the initial contribution made to the Company by such Person; (ii) increased by additional contributions, if any, made to the Company by such Person; (iii) decreased by distributions made from the Company to such Person; and (iv) otherwise adjusted as provided in this Agreement.

(2)           Maintenance of Accounts.  The Capital Accounts shall be maintained in accordance with Section 704(b) of the Code and applicable Treasury Regulations.  The Board may, notwithstanding any other provisions in this Agreement, alter the method by which Capital Accounts are maintained in order to comply with Section 704(b) of the Code and applicable Treasury Regulations.

(3)           Events Triggering Revaluation.  The Board shall restate the value of the Capital Accounts (and by so doing the value of the old contributions) upon (i) any contribution made to the Company; (ii) any distribution from the Company that was not made in proportion to all Units; and (iii) the determination by the Board that a re-valuation is appropriate to maintain Capital Accounts in accordance with Section 704(b) of the Code and applicable Treasury Regulations.  The Board may use any method it determines appropriate to revalue the Capital Accounts.  If a contribution is made to the Company, absent any valuation method specifically adopted by the Board, the Capital Accounts shall be deemed to have been revalued by the Board such that, immediately after the receipt of such contribution, the value of each Capital Account for each Person owning a Membership Interest having Financial Rights will bear the same proportion to the value of all Capital Accounts for all Persons owning Membership Interests having Financial Rights as the number of such Person’s Units designating Financial Rights bears to all of the Units designating Financial Rights.  It is intended that the methods of revaluation of Capital Accounts provided in this Section of the Agreement override Section 10-32-57 of the LLC Act including the revaluation of the old contributions.

5.2           Additional Accounts.  The Company may maintain additional accounts for each Person owning a Membership Interest having Financial Rights to reflect the equity shown on the Company’s financial statements, to record such Person’s basis for income tax purposes, or for any other purpose.

5.3           No Interest; Effect of Balances.  A positive balance in a Capital Account or any other account for a Person shall not bear interest; affect the allocation of income, gain, receipt, loss, deduction or credit to a Person; or entitle a Person to any distributions or other economic benefits.  A negative balance in a Capital Account or any other account for a Person shall not constitute an obligation of such Person to the Company except as specifically provided in this Agreement or as such Person may otherwise specifically agree in writing.

ARTICLE 6.
ALLOCATIONS

6.1           General Allocations.  All items of income, gain, receipt, loss, deduction, and credit of the Company for each fiscal year shall be allocated among all of the Persons owning Membership Interests having Financial Rights, and to such Person’s Capital Accounts, in the proportion that the total number of each Person’s Units having Financial Rights bears to all of the Units having Financial Rights.

6.2           Allocations for Income Taxes.  The allocations in Section 6.1 apply with respect to allocations solely for income tax purposes except as provided in this Section 6.2.  Allocations pursuant to this Section 6.2 shall not affect, or in any way be taken into account in computing, any Person’s Capital Account, right to vote, or allocable shares of income, gain, receipt, loss, deduction, credit or distribution as provided in any other Section of this Agreement.

(1)           Section 704(c).  Income, gain, receipt, loss, deduction, and credit with respect to any property contributed to the Company shall, solely for income tax purposes, be allocated so as to take account of any variation between the adjusted basis of such property to the Company for income tax purposes and the value ascribed to such property in the Company’s books and records in accordance with Section 704(c) of the Code and applicable Treasury Regulations.  In addition, if the Capital Accounts or any asset of the Company is revalued pursuant to the provisions of this Agreement or Section 704(b) of the Code and applicable Treasury Regulations, subsequent allocations of income, gain, receipt, loss, deduction, and credit for income tax purposes with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its adjusted value in the same manner as under Section 704(c) and applicable Treasury Regulations.  Any elections or other decisions relating to such allocations shall be made by the Board.

(2)           Section 754.  Any election by the Company under Section 754 of the Code to adjust the basis of the Company assets pursuant to Section 734 of the Code or Section 743 of the Code shall be made in the sole discretion of the Board.  If such an election is made, allocations of Company items of income, gain, receipt, loss, deduction, and credit shall be made in a manner consistent with such allocation of items in accordance with Section 734 and/or Section 743 of the Code, as the case may be.

(3)           Section 706(d).  In the event of any changes in Membership Interests during a fiscal year, then for purposes of this Article 6, the Board shall take into account the requirements of Section 706(d) of the Code and shall have the right to select any method of determining the varying interests of the Persons owning Membership Interests of the Persons owning Membership Interests having Financial Rights during the year which satisfies Section 706(d) of the Code.

ARTICLE 7.
DISTRIBUTIONS

7.1           Distributions.

(1)           Interim Distributions.  Subject to Section 10-32-64 of the LLC Act, distributions may be made from the Company at such times and in such amounts as determined from time to time by the Board to the Persons owning Membership Interests having Financial Rights in the proportion that the total number of each Person’s Units having Financial Rights bears to all of the Units having Financial Rights.  It is intended that the method of allocating distributions provided in this Section overrides Section 10-32-60 of the LLC Act.

(2)           Terminating Distributions.  Upon termination of the Company, assets of the Company, including proceeds from liquidation of the Company’s assets, shall be applied in the following order of priority:

(a)           To creditors of the Company, including Persons owning Membership Interests who are creditors, to the extent otherwise permitted by law, in satisfaction of liabilities of the Company other than liabilities for interim distributions or terminating distributions to Persons owning Membership Interests having Financial Rights.

(b)           To reasonable reserves, if any, deemed necessary by the Board to provide for the contingent liabilities of the Company.

(c)           To Persons owning Membership Interests having Financial Rights in the proportion of each Person’s positive Capital Account balance.  It is intended that the method of allocating distributions provided in this Section overrides Section 10-32-131, subd. 1(c) of the LLC Act.

7.2           Liquidations.  Notwithstanding anything herein to the contrary, the Board may provide for non-pro rata distributions in the event of a distribution that reduces the outstanding Membership Interests of a Person.

7.3           In Kind.  Distributions from the Company may be in cash or in kind, but no Person shall have any right to demand and receive any distribution from the Company in any form other than cash.

ARTICLE 8.
ISSUANCE OF MEMBERSHIP INTERESTS AND UNITS; CONTRIBUTIONS

8.1           Issuance of Membership Interests and Units.  The Board is authorized to accept contributions, issue, sell and deliver Membership Interests having Governance Rights and Financial Rights, Governance Rights only, or Financial Rights only, and, in each case, consisting of the class of Membership Interest that is then authorized to such Persons, at such times, and upon such terms and conditions as the Board shall determine.  The Board shall establish a price in money or other consideration, or a minimum price, or a general formula or method by which the price of such Membership Interests shall be determined.  The Board shall also fix the number of Units to designate such Membership Interests.  There is no limitation on the number of Units used to designate such Membership Interests that may be so issued by the Board, so long as such issuance shall not cause the Company to become subject to reporting obligations as a public company.  If an issuance of Units would case the Company to become subject to reporting obligations as a public company, such issuance must first be approved by the holders of a majority of Class A Governance Rights.

8.2           Issuance of Rights to Purchase.  The Board is further authorized to enter into contribution agreements and contribution allowance agreements and to otherwise grant and issue rights to subscribe for, purchase, exchange securities for, or to convert securities into, Membership Interests having Governance Rights and Financial Rights, Governance Rights only, or Financial Rights only, and, in each case, consisting of the class of Membership Interest that is then authorized with such Persons, whether Class A, Class B, or Class C Units, at such times, and upon such terms and conditions as the Board shall determine.  The Board shall fix the terms, provisions and conditions of such agreements, including the price in money or other consideration, or a minimum price, or a general formula or method by which the price of the Membership Interests shall be determined or the exchange or conversion basis or the price at which such Membership Interests may be purchased or subscribed for.  The Board shall also fix the number of Units to designate such Membership Interests.  Subject to Section 8.1, there is no limitation on the number of Units used to designate such Membership Interests that may be so issued by the Board.

8.3           Unit Dividends and Splits.  The Board shall have the authority to declare and effect any dividend or split of any Units used to designate the class of Membership Interest of the Company that is then authorized in which the number of Units of such Membership Interests are increased or decreased ratably.

8.4           Valuation of Contributions.  The Board shall value all non-monetary contributions made to the Company in exchange for Membership Interests.  Whenever the Company accepts contributions, the Board shall also revalue the Capital Accounts as provided in Article 5 of this Agreement.

8.5           Preemptive Rights.  No Member, merely because of such Member’s status as a Member or an owner of Units, shall have any preemptive rights to purchase any Units proposed to be sold or issued by the Company.  Nothing in this Agreement shall limit the right of the Company to grant, by contract or otherwise, preemptive or first refusal rights to one or more Members.

ARTICLE 9.
ADMISSION OF MEMBERS

9.1           Admission Following Issuance of Membership Interest.  If the Board issues Membership Interests having Governance Rights to a Person who is not then a Member, such Person shall be admitted as a Member as of the effective date that (i) such Person pays or is required to pay to the Company the amount the Board determines to be contributed to the Company in exchange for the Membership Interests to be issued to such Person, and (ii) such Person executes and delivers to the Company such Person’s agreement to be bound by this Agreement in such form and content as is acceptable to the Board.  If the Board issues Membership Interests to a Person who is then a Member, such Person shall continue as a Member and shall be bound by this Agreement and such Membership Interests shall be automatically subject to this Agreement.  Upon completion of any of such actions, the Company shall reflect the name and address of the Member; the nature and type of contribution; the type of or class of Membership Interest, including the Governance Rights and Financial Rights; and the number of Units designating such Membership Interest in the Required Records of the Company as of such effective date.

9.2           Admission Following Transfer or Assignment.  The following provisions apply to transferees or assignees of Membership Interests.

(1)           Assignment Which Includes Governance Rights.  Any transferee or assignee of a Membership Interest having Governance Rights who is not already a Member may be admitted, subject to the affirmative approval of such transferee or assignee as a Member by the Board, as a Member with respect to such Membership Interest as of the effective date that such Person executes and delivers to the Company such Person’s agreement to be bound by this Agreement in such form and content as is acceptable to the Board.  Any transferee or assignee of a Membership Interest in the Company who is already a Member shall continue as a Member and shall be bound by this Agreement and such Membership Interests shall be automatically subject to this Agreement.

(2)           Assignee of Only Financial Rights.  Any Person who is not a Member but who is a transferee or assignee of a Membership Interest having only Financial Rights shall entitle such Person to receive, to the extent assigned, the share of the profits and losses and the distributions to which the assignor would otherwise be entitled but shall not entitle or empower such Person to become a Member, to exercise any Governance Rights, to receive any notices from the Company or to cause dissolution of the Company.

(3)           Reflection in Required Records.  Upon completion of any such actions, the Company shall reflect in the Required Records of the Company the name and address of the transferee or assignee; the nature and extent of the transfer or assignment; the type of Membership Interest so transferred or assigned; whether the Governance Rights or Financial Rights or both were transferred or assigned; and the number of Units used to designate such Membership Interest.

ARTICLE 10.
MEMBERS

10.1           Voting.  Each Member shall have one vote for each Unit having Governance Rights entitled to vote that is reflected in the name of such Member in the Required Records of the Company.  It is intended that the method of voting by Members provided in this Section and throughout this Agreement is intended to override Section 10-32-40.1, subd. 5 of the Act.  At each meeting of the Members, every Member owning Units having Governance Rights entitled to vote shall be entitled to vote in person or by proxy duly appointed by an instrument in writing subscribed by such Member.  Procedures for notice, voting, and conduct of any meeting of Members and variance of Governance Rights among the Classes of Members, shall be as provided herein and in the Operating Agreement of the Company.

10.2 Acts of Members. Except as otherwise required by law or specified in the Articles of Organization of the Company, herein, or in the Operating Agreement, the Members shall take action by the affirmative vote of the owners of the greater of (a) Units representing a majority of the Governance Rights of the Membership Interests present and entitled to vote on that item of business or (b) Units representing a majority of the Governance Rights of the Membership Interests that would constitute a quorum for the transaction of business at a duly held meeting of Members.

10.3 Action Without a Meeting. Any action required or permitted to be taken at a meeting of the Members of the Company may be taken without a meeting by written action signed by all of the Members entitled to vote on that action. Any action, if the Articles of Organization or this Agreement so provide, will be effective when a written action signed by the Members who own Governance Rights equal to the Governance Rights that would be required to take the same action at a meeting of the Members and entitled to vote on such action, unless a different effective time is provided in the written action. When written action is permitted to be taken by less than all Members, all Members shall be notified immediately of its text and effective date.

ARTICLE 11.
BOARD OF GOVERNORS

11.1           General Authority.  The business and affairs of the Company shall be directed by a Board of Governors, which shall be composed of governors elected in the manner and shall operate in the manner provided in this Agreement and the Operating Agreement of the Company.

11.2 Acts of Board. Except as otherwise required by law or specified in the Articles of Organization of the Company, this Agreement, or the Operating Agreement, assuming a quorum is present, the Board shall take action by the affirmative vote of a majority of the governors present at a duly held meeting.

11.3 Action Without a Meeting. Any action required or permitted to be taken at a meeting of the Board of Governors of the Company may be taken without a meeting by written action signed by the number of governors who would be required to take the same action at a meeting of the governors at which all governors were present. The written action is effective when signed by the required governors unless a different effective time is provided in the written action. Notice of the text of such written action must be given in advance to all governors.

ARTICLE 12.
OFFICERS

12.1           General Authority.  The business and affairs of the Company shall be managed by the Officers, which is the same as a Manager under the North Dakota Limited Liability Company Act and the Operating Agreement, subject to the direction of the Board of Governors, which Officers shall operate in the manner provided in the Operating Agreement of the Company.

ARTICLE 13.
EVENTS TERMINATING MEMBERSHIP

13.1                                               Events of Termination.  The continued membership of a Member in the Company is terminated upon the first to occur of any of the following events occurring with respect to a Member (each an “Event of Termination”):

(1)                      The Member’s death;

(2)                      The Member’s retirement or resignation as a Member of the Company as defined in Section 10-32-30 of the LLC Act;

(3)                      The redemption of such Member’s complete Membership Interest in the Company;

(4)                      An assignment or a buyout of such Member’s Membership Interest that leaves such Member with no Governance Rights as provided in Sections 10-32-32 or 10-32-119 of the LLC Act;

(5)                      The Member’s bankruptcy;

(6)                      The dissolution of such Member that is a domestic or foreign limited liability company, corporation, partnership, limited partnership, joint venture, operation, business trust, estate, trust, enterprise, or any other legal or commercial entity;

(7)                      A merger in which the Company is not the surviving organization; or

(8)                      The occurrence of any other event that terminates the continued membership of the Member in the Company.

13.2           Effect of Event of Termination.  If an Event of Termination occurs with respect to any Member, the following provisions shall apply:

(1)             Dissolution Avoidance Consent. An event that terminates the continued membership of a Member shall not cause the company to be dissolved unless it is the last or sole member of the Company. After the occurrence of an event, as provided in Section 13.1, that terminates the continued membership of another Member in the Company, each remaining Member may be asked to consent to the continuation of the Company as a legal entity without dissolution and to the continuation of its business, pursuant to the power set forth in Article V of the Articles of Organization of the Company.

(2)           Effect on Member.  An Event of Termination does not give a Member a right to have such Member’s Membership Interest purchased except as specifically provided in this Agreement.  The Membership Interest of such Member shall continue to have the same Governance Rights and Financial Rights as existed immediately prior to such Event of Termination except to the extent that such Event of Termination resulted in the redemption of such Membership Interest or the cancellation of such Membership Interest as in the event of a merger in which the Company is not the surviving organization.

(3)           Effect on Transferee or Assignee.  Any transferee or assignee of such Member’s Membership Interest having Governance Rights and Financial Rights or only Governance Rights may be admitted as a Member as provided in Article 9 of this Agreement; provided, if such Event of Termination occurs with respect to the last or sole Member of the Company, the legal representative of such Member shall be deemed to be admitted as a Member as of the effective date of such Event of Termination and shall be deemed to own the Membership Interest owned by such Member immediately prior to such Event of Termination, including all Governance Rights and Financial Rights, and, in such event, the Company shall not be dissolved as provided in Section 10-32-109 of the LLC Act.

ARTICLE 14.
TRANSFERS AND RESTRICTIONS REGARDING MEMBERSHIP INTERESTS

14.1           Permitted Transfer or Assignment.  A Person may freely transfer or assign all or any portion of such Person’s Membership Interest, including Governance Rights and/or Financial Rights, under the following conditions:

(1)                      by sale, gift, or devise to a spouse or child of such Person;

(2)                      following the death, withdrawal, bankruptcy, divorce, separation, dissolution or termination of such Person;

(3)                      by a Person and any related persons (as defined in Section 267(b) of the Code) in one or more transactions during any thirty (30) calendar day period of Membership Interests representing in the aggregate less than two percent (2%) of the total outstanding Membership Interests in the Company;

(4)                      by a Person and any other Persons, acting together, of Membership Interests representing in the aggregate more than fifty percent (50%) of the total outstanding Membership Interests in the Company;

(5)                      by transfer effected through a qualified matching service program;

(6)                      if the transfer will not result in the number of Class A Unit Holders of record equaling three hundred (300) or more, or such other number as required to maintain suspension of the Company’s reporting obligations under the Securities Exchange Act of 1934, as amended, unless otherwise consented to by the Board of Directors;

(7)                      if the transfer will not result in the number of Class B or Class C Unit Holders of record equaling five hundred (500) or more, or such other number that would otherwise require the Company to register its Class B or Class C Units with the Securities and Exchange Commission, unless otherwise consented to by the Board of Directors;

(6)                      or otherwise, subject to the restrictions set forth in this Agreement.

The transferor or assignor of all or any such portion of such Membership Interest shall continue to be a Member of the Company to the extent such transferor or assignor retains a Membership Interest having Governance Rights, but shall cease to be the owner of the Governance Rights and/or Financial Rights transferred or assigned.  The transferee or assignee of the Governance Rights and Financial Rights or only Governance Rights may be admitted as a Member as provided in Article 9 of this Agreement.

14.2   Conditions Precedent to Transfers. The Board of Governors, in its sole discretion, may elect not to recognize any transfer of Units unless and until the Company has received:

                           (1)            an opinion of counsel (whose fees and expenses shall be borne by the transferor) satisfactory in form and substance to the Board that such transfer may be lawfully made without registration or qualification under applicable state and federal securities laws, or such transfer is properly registered or qualified under applicable state and federal securities laws and if, requested by the Company that such transfer will not cause the company to be treated as a publicly traded partnership;

                           (2)            such documents and instruments of conveyance executed by the transferor and transferee as may be necessary or appropriate in the opinion of counsel to the Company to effect such transfer, except that in the case of a transfer of units involuntarily by operation of law, the transfer shall be confirmed by presentation of legal evidence of such transfer, in form and substance satisfactory to the Company;

                           (3)            the transferor’s Unit certificate;

                           (4)            the transferee’s taxpayer identification number and sufficient information to determine the transferee’s initial tax basis in the interest transferred, and any other information reasonably necessary to permit the company to file all required federal and state tax returns and other legally required information statements or returns; and

                           (5)            other conditions on the transfer of units adopted by the Board from time to time as it deems appropriate, in its sole discretion.

IN WITNESS WHEREOF, the Company and Members have executed this Agreement with all of the schedules referenced herein effective as of the date first above written.

RED TRAIL ENERGY, LLC

By:
Its: Chairman

COUNTERPART SIGNATURE PAGE
TO
MEMBER CONTROL AGREEMENT
FOR
RED TRAIL ENERGY, LLC

IN WITNESS WHEREOF, ______________________ has executed this Member Control Agreement of Red Trail Energy, LLC dated effective as of _______________________, 20__, as of _______________________, 20__.

SCHEDULE A
TO
MEMBER CONTROL AGREEMENT
OF
RED TRAIL ENERGY, LLC

Name	Addresses	Class of Units

APPEDIX E

FORM 10-K FISCAL YEAR END
DECEMBER 31, 2009

FORM 10-Q FISCAL QUARTER END
MARCH 31, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 10-K

☑	ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934.

FOR THE FISCAL YEAR ENDED DECEMBER 31, 2009

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

FOR THE TRANSITION PERIOD FROM TO

COMMISSION FILE NUMBER: 000-1359687

RED TRAIL ENERGY, LLC
(Exact name of registrant as specified in its charter)

NORTH DAKOTA	76-0742311
(State or other jurisdiction	(IRS Employer
of incorporation or organization)	Identification No.)

P.O. Box 11
3682 Highway 8 South
Richardton, ND 58652
(Address and Zip Code of Principal Executive Offices)

(Registrant’s telephone number, including area code): (701) 974-3308

Securities register pursuant to Section 12(b) of the Exchange Act: None

Securities registered under Section 12(g) of the Exchange Act: Class A Membership Units

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act. Yes ☐ No ☑

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act. Yes ☐ No ☑

Indicated by checkmark whether the registrant: (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☑ No ☐

Indicate by check mark if disclosures of delinquent filers pursuant to Item 405 of Regulation S-K (§229.405 of this chapter) is not contained herein, and will not be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. ☐

Indicate by checkmark whether the registrant is a large accelerated filer, an accelerated filer, or a non-accelerated filer. See definition of “accelerated filer and large accelerated filer in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐     Accelerated Filer ☐     Non-accelerated filer ☑    Smaller Reporting Company ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes ☐ No ☑

The aggregate market value of the membership units held by non-affiliates of the registrant as of June 30, 2009 was $34,080,812.  There is no established public trading market for our membership units.  The aggregate market value was computed by reference to the most recent offering price of our Class A units which was $1 per unit.

     As of March 31, 2010 the Company has 40,193,973 Class A Membership Units outstanding.

CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING STATEMENTS

This Form 10-K contains forward-looking statements within the meaning of Section 21E of the Exchange Act. Forward-looking statements are all statements other than statements of historical fact, including without limitation those statements that are identified by the words “anticipates,” “believes,” “continue,” “could,” “estimates,” “expects,” “future,” “hope,” “intends,” “may,” “plans,” “potential,” “predicts,” “should,” “target,” and similar expressions, and include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions (many of which are based, in turn, upon further assumptions) and other statements that are other than statements of historical facts. From time to time, the Company may publish or otherwise make available forward-looking statements of this nature, including statements contained within Item 7 – “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Forward-looking statements involve risks and uncertainties, which could cause actual results or outcomes to differ materially from those expressed. The Company's expectations, beliefs and projections are expressed in good faith and are believed by the Company to have a reasonable basis, including without limitation, management's examination of historical operating trends, data contained in the Company's records and other data available from third parties. Nonetheless, the Company's expectations, beliefs or projections may not be achieved or accomplished.  While it is not possible to identify all such factors, factors that could cause actual results to differ materially from those estimated by us include:

•	Fluctuations in the price and market for ethanol and distillers grains;
•	Availability and costs of products and raw materials, particularly corn and coal;
•	Changes in the environmental regulations that apply to our plant operations and our ability to comply with such regulations;
•
Ethanol supply exceeding demand and corresponding ethanol price reductions impacting our ability to operate profitably and maintain a positive spread between the selling price of our products and our raw material costs;

•	Our ability to generate and maintain sufficient liquidity to fund our operations, meet debt service requirements and necessary capital expenditures;
•	Our ability to continue to meet our loan covenants;
•	Limitations and restrictions contained in the instruments and agreements governing our indebtedness;
•	Results of our hedging transactions and other risk management strategies;
•	Changes in plant production capacity, variations in actual ethanol and distillers grains production from expectations or technical difficulties in operating the plant;
•	Changes in our business strategy, capital improvements or development plans;
•	Changes in interest rates and the availability of credit to support capital improvements, development, expansion and operations;
•	Our ability to market and our reliance on third parties to market our products;
•	Changes in or elimination of governmental laws, tariffs, trade or other controls or enforcement practices that currently benefit the ethanol industry including:
o
national, state or local energy policy – examples include legislation already passed such as the California low-carbon fuel standard as well as potential legislation in the form of carbon cap and trade;

o	federal and state ethanol tax incentives;
o	legislation mandating the use of ethanol or other oxygenate additives;
o	state and federal regulation restricting or banning the use of MTBE;
o	environmental laws and regulations that apply to our plant operations and their enforcement; or
o	reduction or elimination of tariffs on foreign ethanol.
•	The development of infrastructure related to the sale and distribution of ethanol including:
o	expansion of rail capacity,
o	possible future use of ethanol dedicated pipelines for transportation,
o	increases in truck fleets capable of transporting ethanol within localized markets,
o	additional storage facilities for ethanol, expansion of refining and blending facilities to handle ethanol,
o	growth in service stations equipped to handle ethanol fuels, and
o	growth in the fleet of flexible fuel vehicles capable of using higher blends of ethanol fuel;
•	Increased competition in the ethanol and oil industries;
•	Fluctuations in U.S. oil consumption and petroleum prices;
•	Changes in general economic conditions or the occurrence of certain events causing an economic impact in the agriculture, oil or automobile industries;
•	Ongoing disputes with our management consultant and design-build contractor;
•	Our liability resulting from litigation;
•	Our ability to retain key employees and maintain labor relations;
•	Changes and advances in ethanol production technology; and
•	Competition from alternative fuels and alternative fuel additives.

1

Any forward-looking statement contained in this document speaks only as of the date on which the statement is made, and the Company undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances that occur after the date on which the statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for management to predict all of the factors, nor can it assess the effect of each factor on the Company's business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. All forward-looking statements, whether written or oral and whether made by or on behalf of the Company, are expressly qualified by the risk factors and cautionary statements in this Form 10-K, including statements contained within Item 1A – “Risk Factors.”

Available Information

The public may read and copy materials we file with the Securities and Exchange Commission (the “SEC”) at the SEC’s Public Reference Room at 100 F Street NE, Washington, D.C., 20549.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330.  In addition, the SEC maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC.  Reports we file electronically with the SEC may be obtained at www.sec.gov.

In addition, information about us is available at our website at www.redtrailenergyllc.com.  The contents of our website are not incorporated by reference in this Annual Report on Form 10-K.

PART I

ITEM 1. BUSINESS.

Overview

Red Trail Energy, LLC (“Red Trail” or the “Company”) owns and operates a 50 million gallon per year (“MMGY”) corn-based ethanol manufacturing plant located near Richardton, North Dakota in Stark County in western North Dakota (the “Plant”). (Red Trail is referred to in this report as “we,” “our,” or “us.”).  We were formed as a North Dakota limited liability company in July 2003.

Fuel grade ethanol and distillers grains are our primary products.  Both products are marketed and sold primarily within the continental United States.  For the year ended December 31, 2009, the Plant produced approximately 49.8 million gallons of ethanol and approximately 107,000 tons of dry distillers grains and 82,000 tons of wet distillers grains from approximately 18.0 million bushels of corn.

General Development of Business

The year ended December 31, 2009 was a difficult but successful year for the Company.  Many plants were forced to shut down and/or declare bankruptcy during late 2008 and early 2009.  While the Company continued to struggle financially during the first six months of 2009, the timely negotiation of the deferral of two principal payments allowed the Company enough liquidity to continue to operate.  Certain cost cutting measures implemented by the Company, stricter limits placed on how many bushels of corn will be purchased under fixed price contracts and how far out in the future it will be contracted and, most significantly, a positive change in the spread between ethanol and corn prices during the second half of 2009 allowed the Company to show a profit for the year of approximately $360,000.

A number of cost cutting measures and policy changes implemented during late 2008 and early 2009 are still in place as we continue to evaluate our cost structure and plant efficiency in an effort to keep our costs as low as possible.  As previously reported, in various Current Reports on Form 8-K, the Company went through some management changes during 2009 and feels it is well positioned for the future.

During 2009, the Company worked closely with its senior lender, First National Bank of Omaha (“FNBO” or the “Bank”).  The Company has entered into the 7th Amendment to its Construction Loan Agreement (“7th Amendment”).  The 7th Amendment waives all prior covenant violations and changes the definition and levels of some of the financial covenants in our loan agreements to allow us to regain compliance with those covenants and increase our ability to maintain compliance in the future.  As of December 31, 2009, the Company is in compliance with all of its loan covenants, as amended, and is evaluating its options to help ensure compliance in the future.  The Company’s financial condition has improved from December 31, 2008 and it expects to be able to maintain compliance with its loan covenants through December 31, 2010.  See the “Capital Resources” section of this Annual Report for additional information on the assumptions used in the Company’s projections.

The Plant produced 49.8 million gallons of ethanol during 2009 – basically right at its nameplate capacity.  This is approximately 5 million gallons lower than the 54.8 million gallons produced during 2008 as the Company slowed down its production early in 2009 due to poor margins that were experienced across the industry.  The Company also experienced an unplanned 15 day outage during October 2009 to repair an issue with tubes in its boiler.  Fiscal 2009 was the second full year of the plant operating on powder river basin (“PRB”) coal and the operational benefits continued as the Plant did not experience any down time related to coal quality.  Fiscal 2009 marked the first full year of operation of the Company’s coal unloading facility.  The facility is operating as intended and providing an estimated cost savings of $9 - $10 per ton of coal used which should amount to an annual savings of approximately $900,000 to $1,000,000.  The Plant maintained an excellent safety record during 2009 with no lost time accidents recorded.

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The Company is still operating under its original permit to construct and has not been able to consistently meet all of the emissions requirements contained in this permit since start up.  The Company continues to work closely with the North Dakota Department of Health (“NDDH”) in monitoring its emissions and working toward permit limits it can achieve with its Best Available Control Technology (“BACT”) controls.

The Company had previously applied for a new designation from the NDDH that would have changed the Company to a synthetic minor source.  During 2009 it became clear that our BACT would not allow us to meet the requirements of being designated a synthetic minor source and we have decided to stay a major source based on feedback from the NDDH.  We currently have submitted a new permit application to the NDDH that would maintain our designation as a major source and increases certain of the emissions limits in our permits.  As of March 15, 2010, the Company is waiting for a new draft air permit to be made available for review from the NDDH.

Our design build contract stated that the Plant was designed to run on lignite coal and meet emissions requirements.  Problems were encountered with running the Plant on lignite during the first three to four months of operation in 2007 which caused us to switch to PRB coal.  To date, the Company has not been able to consistently meet all of its emissions requirements even while running on the cleaner burning PRB coal.  The Company is withholding $3.9 million from the general contractor until these issues can be resolved.  An amount approximately equal to the final payment has been set aside in a separate money market account.  We have been in contact with the general contractor on a regular basis regarding this issue and are currently moving toward a mediation process.

Climate change legislation introduced during 2009 and early 2010 meant to limit greenhouse gas emissions and/or limit the carbon intensity of the production cycle of fuels will most likely have a wide ranging impact on businesses in general (including ethanol plants), but may have a greater impact on Red Trail Energy since we are a coal fired plant.  At this time we cannot accurately predict the impact on our Company as the legislation has either not yet been passed or the rules surrounding the legislation are not yet complete.  It is possible that, in order to meet the requirements imposed by such legislation, we will have to make changes to our plant that will require us to make capital improvements.  Depending on the magnitude of the required solutions, we may not have the required resources to make those capital improvements.  We are currently researching projects to enable us to meet the requirements of the low carbon fuel standard enacted in California.  At this time we believe we would have to lower the carbon intensity of the life cycle of our fuel by approximately 22% by January 1, 2011 to meet these requirements.  These are only estimates based on our current understanding and may change as additional information becomes available.

During 2008, the Company entered into an agreement to operate a third party’s corn oil extraction equipment to be installed in our Plant.  Due to the downturn in the economy that occurred during the last six months of 2008, the third party we contracted with was unable to obtain financing for its operation until some time during 2009.  The Company terminated its agreement with the third party during 2009 due to the Company’s decision not to install such equipment at this time.  The Company may revisit this project in the future.

Financial Information

Please refer to “ Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations” for information about our revenues, profit and loss measurements and total assets.  Our consolidated financial statements and supplementary data are included beginning at page F-1 of this Annual Report.

Principal Products and Their Markets

The principal products we produce at our Plant are fuel grade ethanol and distillers grains.

Ethanol

Ethanol is ethyl alcohol, a fuel component made primarily from corn and other grains. Ethanol can be used as:  (i) an octane enhancer in fuels; (ii) an oxygenated fuel additive for the purpose of reducing ozone and carbon monoxide vehicle emissions; and (iii) a non-petroleum-based gasoline substitute.  More than 95% of all ethanol is used in its primary form for blending with unleaded gasoline and other fuel products. Used as a fuel oxygenate, ethanol provides a means to control carbon monoxide emissions in large metropolitan areas. The principal purchasers of ethanol are petroleum terminals in the continental United States.

The Renewable Fuels Association (“RFA”) estimates annual domestic production capacity to be approximately 13.5 billion gallons as of March 2010.  The RFA also estimates that approximately 10.6 billion gallons was actually produced during 2009.

Revenue from the sale of ethanol, net of derivative activity, was approximately 83%, 84% and 88% of total revenues for the years ended December 31, 2009, 2008 and 2007, respectively.

Distillers Grains

A principal co-product of the ethanol production process is distillers grains, a high protein, high-energy animal feed supplement primarily marketed to the dairy and beef industry. Distillers grains contain by-pass protein that is superior to other protein supplements such as cottonseed meal and soybean meal. By-pass proteins are more digestible to the animal, thus generating greater lactation in milk cows and greater weight gain in beef cattle. The dry mill ethanol processing used by the Plant results in two forms of distiller grains:  Distillers Modified Wet Grains (“DMWG”) and Distillers Dried Grains with Solubles (“DDGS”).  DMWG is processed corn mash that has been dried to approximately 50% moisture.  DMWG have a shelf life of approximately ten days and are often sold to nearby markets. DDGS is processed corn mash that has been dried to 10% to 12% moisture.  DDGS has an almost indefinite shelf life and may be sold and shipped to any market regardless of its vicinity to an ethanol plant.  At our Plant, the composition of the distillers grains we produce was approximately 70% DDGS and 30% DMWG during 2009.

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Revenues from sale of distillers grains was approximately 17%, 16% and 12% of total revenues for the years ended December 31, 2009, 2008 and 2007, respectively.

Marketing and Distribution of Principal Products

Our ethanol Plant is located near Richardton, North Dakota in Stark County, in the western section of North Dakota. We selected the Richardton site because of its location to existing coal supplies and accessibility to road and rail transportation. Our Plant is served by the Burlington Northern and Santa Fe Railway Company.

We sell and market the ethanol and distillers grains produced at the Plant through normal and established markets, including local, regional and national markets. We have entered into a marketing agreement with RPMG, Inc. (“RPMG”) to sell our ethanol. Whether or not ethanol produced by our Plant is sold in local markets will depend on decisions made by our marketer. Local ethanol markets may be limited and must be evaluated on a case-by-case basis. We have also entered into a marketing agreement with CHS, Inc. (“CHS”) for our DDGS. We market and sell our DMWG internally.

Ethanol

We have a marketing agreement with RPMG for the purposes of marketing and distributing all of the ethanol we produce at the Plant.  RPMG markets a total of approximately 1 billion gallons of ethanol on an annual basis.  Currently we own 8.33% of the outstanding capital stock of RPMG.  Our ownership interest will fluctuate as other ethanol plants that utilize RPMG’s marketing services may become owners of RPMG or decide to change marketers.  Our ownership interest in RPMG entitles us a seat on its board of directors which is filled by our Chief Executive Officer (“CEO”).  The marketing agreement will be in effect as long as we continue to be a member in RPMG.  Prior to completing our ownership buy-in during 2009, we paid RPMG $.01 per gallon to market our ethanol.  After completing the ownership buy-in we are currently paying RPMG approximately $.004 per gallon for each gallon RPMG sells, per the terms of the agreement.

Distillers Grains

We have a marketing agreement with CHS for the purpose of marketing and selling our DDGS.  The marketing agreement has a term of six months which is automatically renewed at the end of the term.  The agreement can be terminated by either party upon written notice to the other party at least thirty days prior to the end of the term of the agreement.  Under the terms of the agreement, we pay CHS a fee for marketing our distillers grains.  The fee is 2% of the selling price of the distillers grain subject to a minimum of $1.50 per ton and a maximum of $2.15 per ton.

We market and sell our DMWG internally.  Substantially all of our sales of DMWG are to local farmers and feed lots.

New Products and Services

We did not introduce any new services or products during our fiscal year ended December 31, 2009.

Dependence on One or a Few Major Customers

We are substantially dependent upon RPMG for the purchase, marketing and distribution of our ethanol. RPMG purchases 100% of the ethanol produced at our Plant, all of which is marketed and distributed to its customers. Therefore, we are highly dependent on RPMG for the successful marketing of our ethanol. In the event that our relationship with RPMG is interrupted or terminated for any reason, we believe that we could locate another entity to market the ethanol.  However, any interruption or termination of this relationship could temporarily disrupt the sale and production of ethanol and adversely affect our business and operations and potentially result in a higher cost to the Company.

We are substantially dependent on CHS for the purchase, marketing and distribution of our DDGS. CHS purchases 100% of the DDGS produced at the Plant (approximately 12.5% of our total revenue), all of which are marketed and distributed to its customers. Therefore, we are highly dependent on CHS for the successful marketing of our DDGS. In the event that our relationship with CHS is interrupted or terminated for any reason, we believe that another entity to market the DDGS could be located. However, any interruption or termination of this relationship could temporarily disrupt the sale and production of DDGS and adversely affect our business and operations.

Seasonal Factors in Business

We believe there is some seasonality in the demand for ethanol.  Since ethanol is predominantly blended with conventional gasoline for use in automobiles, ethanol demand tends to fluctuate with gasoline demand.  As a result ethanol demand tends to increase during the summer driving season and tends to decrease during the winter months.  Historically, this seasonality has had more of an impact on the price we receive for ethanol than our production output.  Our production tends to remain constant throughout the year but ethanol prices vary with supply and demand.  We monitor our production levels in conjunction with margins to determine the best rate at which to operate the Plant.

Financial Information about Geographic Areas

All of our operations and all of our long-lived assets are located in the United States. We believe that all of the products we will sell to our customers in the future will be produced and marketed in the United States.

Sources and Availability of Raw Materials

Corn Feedstock Supply

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During 2009, we were able to secure sufficient grain to operate the Plant and do not anticipate any problems securing enough corn during 2010.  We do anticipate that, due to poor growing conditions in our region during 2009, at least a portion of the corn we procure will be at a lower quality.  Almost all of our corn is supplied from farmers and local elevators in North Dakota and South Dakota.

During January 2010, the United States Department of Agriculture’s 2009 Crop Production Summary listed national corn production at approximately 13.2 billion bushels, which is the second largest corn crop on record.  North Dakota produced an estimated 208 million bushels in 2009.  We expect the demand for corn grown in our area to increase resulting from new ethanol plants in North Dakota that became operational during 2008 and will be at full production during 2010 (some were idled for various reasons during 2009).  We expect that this increased demand will lead to greater competition for corn in our geographic area, which could increase the price we pay for corn.

Although a significant amount of corn is grown in our region and we do not anticipate encountering problems sourcing corn, a shortage of corn could develop, particularly if there were an extended drought or other production problem.  Poor weather can be a major factor in increasing corn prices.  If the United States were to endure an entire growing season with poor weather conditions, it could result in a prolonged period of higher than normal corn prices.  Corn prices depend on several factors, including world supply and demand and the price of other commodities.  United States production of corn can be volatile as a result of a number of factors, including weather, current and anticipated stocks, domestic and export prices and supports and the government’s current and anticipated agricultural policy.  The price of corn was volatile during our 2009 fiscal year and we anticipate that it will continue to be volatile in the future.  We anticipate that increases in the price of corn, which are not offset by corresponding increases in the prices we receive from sale of our products, will have a negative impact on our financial performance.

Coal

Coal is also an important input to our manufacturing process. During the fiscal year ended December 31, 2009, we used approximately 88,800 tons of coal.  Our Plant was originally designed to run on lignite coal but problems running on lignite during start up caused us to change to PRB coal.  If we cannot modify the coal combustor to use lignite coal, we may have to use PRB coal instead of lignite coal as a long-term solution.  Whether the Plant runs long-term on lignite or PRB coal, there can be no assurance that the coal we need will always be delivered as we need it, that we will receive the proper size or quality of coal or that our coal combustor will always work properly with lignite or PRB coal. Any disruption could either force us to reduce our operations or shut down the Plant, both of which would reduce our revenues.

We believe we could obtain alternative sources of PRB or lignite coal if necessary, though we could suffer delays in delivery and higher prices that could hurt our business and reduce our revenues and profits. We believe there is sufficient supply of coal from the PRB coal regions in Wyoming and Montana to meet our demand for PRB coal.  We also believe there is sufficient supply of lignite coal in North Dakota to meet our demand for lignite coal.  The table below shows information related to estimated coal reserves and production numbers for Wyoming, Montana and North Dakota.

Estimated Coal Reserves at 12-31-08 and Production for
the 12 months ended September 30, 2009 (in millions of tons)
State	Estimated Reserves	12 month Production
Wyoming	70,100	445.42
Montana	9,250	41.85
North Dakota	12,250	29.95

If there is an interruption in the supply or quality of coal for any reason, we may be required to halt production. If production is halted for an extended period of time, it may have a material adverse affect on our operations, cash flows and financial performance.

In addition to coal, we could use natural gas as a fuel source if our coal supply is significantly interrupted. There is a natural gas line within three miles of our Plant and we believe we could contract for the delivery of enough natural gas to operate our Plant at full capacity. Natural gas tends to be significantly more expensive than coal and we would also incur significant costs to install natural gas delivery infrastructure and adapt our power systems to natural gas. Because we are already operating on coal, we do not expect to need natural gas unless coal interruptions impact our operations.

While it may not directly impact our supply of coal, there are currently a number of proposed government regulations (regulating carbon dioxide emissions, greenhouse gas emissions, carbon cap and trade, low carbon fuel standards, etc) being looked at that could impact our use of coal as a fuel source in the future.

Electricity

The production of ethanol is an energy intensive process that uses significant amounts of electricity. We have entered into a contract with Roughrider Electric Cooperative to provide our needed electrical energy.  Despite this contract, there can be no assurance that they will be able to reliably supply the electricity that we need.  If there is an interruption in the supply of electricity for any reason, such as supply, delivery or mechanical problems, we may be required to halt production. If production is halted for an extended period of time, it may have a material adverse affect on our operations, cash flows and financial performance.  Our rate for electricity will increase approximately 7.5% for fiscal year 2010 as compared to 2009.

5

Water

Water supply is also an important consideration. To meet the Plant’s full operating requirements for water, we have entered into a ten-year contract with Southwest Water Authority to purchase raw water.  Our contract requires us to purchase a minimum of 160 million gallons per year.  Our rate for water usage during fiscal year 2010 will be $2.54 per 1,000 gallons.  The rates for fiscal years 2009 and 2008 were $2.54 per 1,000 gallons and $2.49 per 1,000 gallons, respectively.  The Plant anticipates receiving adequate water supplies during 2010.

Federal Ethanol Supports

Various federal and state laws, regulations, and programs have led to an increasing use of ethanol in fuel, including subsidies, tax credits, policies and other forms of financial incentives. Some of these laws provide economic incentives to produce and blend ethanol, and others mandate the use of ethanol.

The most recent ethanol supports are contained in the Energy Independence and Security Act of 2007 (the “2007 Act”). Most notably, the 2007 Act accelerates and expands the renewable fuels standard (“RFS”). The RFS requires refiners, importers and blenders (the “Obligated Party,” or “Obligated Parties”) to show that a required volume of renewable fuel is used in the nation’s fuel supply.  In February 2010, the EPA set the limits for 2010, by type of renewable fuel, to be blended into gasoline.  They called for 11.75 billion gallons of corn based ethanol to be blended in 2010.  As of March 2010, the ethanol industry in the United States has an annual production capacity estimated at 13.5 billion gallons which is greater than the amount needed to meet the 2010 RFS requirements.

The ethanol industry is benefited by the Renewable Fuels Standard (RFS) which requires that a certain amount of renewable fuels must be used in the United States each year.  In February 2010, the EPA issued new regulations governing the RFS.  These new regulations have been called RFS2.  The most controversial part of RFS2 involves what is commonly referred to as the lifecycle analysis of green house gas emissions.  Specifically, the EPA adopted rules to determine which renewable fuels provided sufficient reductions in green house gases, compared to conventional gasoline, to qualify under the RFS program.  RFS2 establishes a tiered approach, where regular renewable fuels are required to accomplish a 20% green house gas reduction compared to gasoline, advanced biofuels and biomass-based biodiesel must accomplish a 50% reduction in green house gases, and cellulosic biofuels must accomplish a 60% reduction in green house gases.  Any fuels that fail to meet this standard cannot be used by fuel blenders to satisfy their obligations under the RFS program.  The scientific method of calculating these green house gas reductions has been a contentious issue.  Many in the ethanol industry were concerned that corn based ethanol would not meet the 20% green house gas reduction requirement based on certain parts of the environmental impact model that many in the ethanol industry believed was scientifically suspect.  However, RFS2 as adopted by the EPA provides that corn-based ethanol from modern ethanol production processes does meet the definition of a renewable fuel under the RFS program.  However, many in the ethanol industry are concerned that certain provisions of RFS2 as adopted may disproportionately benefit ethanol produced from sugarcane.  This could make sugarcane based ethanol, which is primarily produced in Brazil, more competitive in the United States ethanol market.  If this were to occur, it could reduce demand for the ethanol that we produce.

Recently the RFS has come under scrutiny.  Many in the ethanol industry believe that it is not possible to reach the RFS requirement in coming years without allowing higher percentage blends of ethanol to be used in conventional automobiles.  Currently, ethanol is blended with conventional gasoline for use in standard vehicles to create a blend which is 10% ethanol and 90% gasoline.  Estimates indicate that approximately 135 billion gallons of gasoline are sold in the United States each year.  Assuming that all gasoline in the United States is blended at a rate of 10% ethanol and 90% gasoline, the maximum demand for ethanol is 13.5 billion gallons per year.  This is commonly referred to as the “blending wall,” which represents a theoretical limit where more ethanol cannot be blended into the national gasoline pool.  This is a theoretical limit because it is believed that it would not be possible to blend ethanol into every gallon of gasoline that is being used in the United States and it discounts the possibility of additional ethanol used in higher percentage blends such as E85 used in flex fuel vehicles.  Many in the ethanol industry believe that we will reach this blending wall in 2010.

The RFS mandate requires that 36 billion gallons of renewable fuels be used each year by 2022 which equates to approximately 27% renewable fuels used per gallon of gasoline sold.  In order to meet the RFS mandate and expand demand for ethanol, management believes higher percentage blends of ethanol must be utilized in conventional automobiles.  Such higher percentage blends of ethanol have continued to be a contentious issue.  The EPA is currently considering allowing a blend of 15% ethanol and 85% gasoline for use in standard automobiles but the EPA has delayed making a decision on this issue until mid-2010.  Further, as discussed above, there may be additional restrictions on what vehicles may use a 15% ethanol blend which may lead to gasoline retailers refusing to carry such a blend.  Automobile manufacturers and environmental groups are lobbying against higher percentage ethanol blends.  State and federal regulations prohibit the use of higher percentage ethanol blends in conventional automobiles and vehicle manufacturers have indicated that using higher percentage blends of ethanol in conventional automobiles would void the manufacturer’s warranty.  Without increases in the allowable percentage blends of ethanol, demand for ethanol may not continue to increase and it may not be possible to meet the RFS in coming years.  This could negatively impact demand for ethanol.

The use of ethanol as an alternative fuel source has been aided by federal tax policy, which directly benefits gasoline refiners and blenders, and increases demand for ethanol. On October 22, 2004, President Bush signed H.R. 4520, which contained the Volumetric Ethanol Excise Tax Credit (“VEETC”) and amended the federal excise tax structure effective as of January 1, 2005. Prior to VEETC, ethanol-blended fuel was taxed at a lower rate than regular gasoline (13.2 cents on a 10% blend). Under VEETC, the ethanol excise tax exemption has been eliminated, thereby allowing the full federal excise tax of 18.4 cents per gallon of gasoline to be collected on all gasoline and allocated to the highway trust fund.  In place of the exemption, the bill created a volumetric ethanol excise tax credit of 4.5 cents per gallon of ethanol blended at 10%. Refiners and gasoline blenders apply for this credit on the same tax form as before, only it is a credit from general revenue, not the highway trust fund. Based on volume, the VEETC allows much greater refinery flexibility in blending ethanol since it makes the tax credit available on all ethanol blended with all gasoline, diesel and ethyl tertiary butyl ether (“ETBE”), including ethanol in E85 and the E20 in Minnesota. The VEETC is scheduled to expire on December 31, 2010.  If this credit is not renewed, it likely would have a negative impact on the price of ethanol.  On December 31, 2009, the portion of VEETC that benefits the biodiesel industry was allowed to expire and it has had a devastating impact on the biodiesel industry.

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The 2005 Act also expanded who qualifies for the small ethanol producer tax credit. Historically, small ethanol producers were allowed a 10-cents-per-gallon production income tax credit on up to 15 million gallons of production annually. The size of the plant eligible for the tax credit was limited to 30 million gallons. Under the 2005 Act, the size limitation on the production capacity for small ethanol producers increased from 30 million to 60 million gallons. As a 50 MMGY ethanol producer, we expect to qualify for the small ethanol producer tax credit.  The credit can be taken on the first 15 million gallons of production. The tax credit is capped at $1.5 million per year per producer. The small ethanol producer tax credit is set to expire December 31, 2010.

In addition, the 2005 Act created a new tax credit that permits taxpayers to claim a 30% credit (up to $30,000) for the cost of installing clean-fuel vehicle refueling equipment, such as an E85 fuel pump, to be used in a trade or business of the taxpayer or installed at the principal residence of the taxpayer. Under the provision, clean fuels are any fuels in which at least 85% of the volume consists of ethanol, natural gas, compressed natural gas, liquefied natural gas, liquefied petroleum gas, and hydrogen and any mixture of diesel fuel and biodiesel containing at least 20% biodiesel. The provision is effective for equipment placed in service after December 31, 2005 and before December 31, 2010. While it is unclear how this credit will affect the demand for ethanol in the short term, we expect it will help raise consumer awareness of alternative sources of fuel and could positively impact future demand for ethanol.

On June 18, 2008, the United States Congress overrode a presidential veto to approve the Food, Conservation and Energy Act of 2008 (the “2008 Farm Bill”) and to ensure that all parts of the 2008 Farm Bill were enacted into law.  Passage of the 2008 Farm Bill reauthorizes the 2002 farm bill and adds new provisions regarding energy, conservation, rural development, crop insurance as well as other subjects.   The energy title continues the energy programs contained in the 2002 farm bill but refocuses certain provisions on the development of cellulosic ethanol technology.  The new legislation provides assistance for the production, storage and transport of cellulosic feedstocks and provides support for ethanol production from such feedstocks in the form of grants, loans and loan guarantees.  The 2008 Farm Bill also reduced the VEETC from 51 cents per gallon to 45 cents per gallon beginning in 2009.  The bill also extends the 54 cent per gallon ethanol tariff on imported ethanol for two years, to January 2011.  If this tariff is allowed to expire, imported ethanol could have a significant negative impact on ethanol prices and our profitability.

Effect of Government Regulation

The ethanol industry and our business depend, in large part, upon continuation of the federal ethanol supports discussed above.  These incentives have supported a market for ethanol that might disappear without the incentives.  Alternatively, the incentives may be continued at lower levels.  The elimination or reduction of such federal ethanol supports would likely reduce our net income and negatively impact our future financial performance.

We are subject to various federal, state and local environmental laws and regulations, including those relating to the discharge of materials into the air, water and ground, the generation, storage, handling, use, transportation and disposal of hazardous materials, and the health and safety of employees.  In addition, some of these laws and regulations require our plant to operate under permits that are subject to renewal or modification.  The government’s regulation of the environment changes constantly.  It is possible that more stringent federal or state environmental rules or regulations could be adopted, which could increase our operating costs and expenses.

On September 22, 2009, the EPA issued the “Final Mandatory Reporting of Greenhouse Gases Rule” that became effective on January 1, 2010. This new rule requires certain facilities that emit 25,000 metric tons or more of CO2 per year to report certain greenhouse gas emissions data from that facility to the EPA on an annual basis. The first annual reports covering calendar year 2010 will need to be submitted to the EPA in 2011.  We have a greenhouse gas emissions monitoring plan in place and are prepared to submit the required data in 2011.

Our business may be indirectly affected by environmental regulation of the agricultural industry as well.  It is also possible that federal or state environmental rules or regulations could be adopted that could have an adverse effect on the use of ethanol.  For example, changes in the environmental regulations regarding ethanol’s use due to currently unknown effects on the environment could have an adverse effect on the ethanol industry.  Furthermore, plant operations are governed by the Occupational Safety and Health Administration (OSHA).  OSHA regulations may change such that the costs of the operation of the plant may increase.  Any of these regulatory factors may result in higher costs or other materially adverse conditions affecting our operations, cash flows and financial performance.

Other Factors Affecting Demand and Supply

Demand for ethanol may increase as a result of increased consumption of E85 fuel. E85 fuel is a blend of 85% ethanol and 15% gasoline.  According to United States Department of Energy estimates, there are currently more than 8 million flexible fuel vehicles capable of operating on E85 in the United States.  Further, the United States Department of Energy reports that there are currently more than 1,900 retail gasoline stations supplying E85.  The number of retail E85 suppliers increases significantly each year, however, this remains a relatively small percentage of the total number of U.S. retail gasoline stations, which is approximately 170,000.  In order for E85 fuel to increase demand for ethanol, it must be available for consumers to purchase it.  As public awareness of ethanol and E85 increases along with E85’s increased availability, management anticipates some growth in demand for ethanol associated with increased E85 consumption.

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The 2005 Act established a tax credit of 30% for infrastructure and equipment to dispense E85. This tax credit became effective in 2006 and is expected to encourage more retailers to offer E85 as an alternative to regular gasoline. The tax credit, unless renewed, will expire December 31, 2010.

In February 2009, the United States Congress passed the American Reinvestment and Recovery Act (“ARRA”).  Provisions of the ARRA increase a federal income tax credit for alternative fuel infrastructure that was included in the 2005 Act.  The ARRA allows retailers to claim up to 50% or $50,000 of the cost to install or retrofit equipment for dispensing E85 at their facilities.  In addition, the ARRA may further boost the expansion of E85 infrastructure by granting up to $300 million to the Clean Cities Program for implementing Section 721 of the 2005 Act which we believe will increase the demand for ethanol and, in particular, higher blends of ethanol fuel.

In February 2009, Underwriters Laboratories (“UL”) announced that it supports Authorities Having Jurisdiction who decide to permit legacy system dispensers, listed to UL 87, and currently installed in the market, to be used with fuel blends containing a maximum ethanol content of up to 15 percent.  UL stresses that existing fuel dispensers certified under UL 87 were intended for use with ethanol blends up to E10, which is the current legal limit for non-flex fuel vehicles in the United States under the federal Clean Air Act.  However, data gathered by UL through its ongoing research to investigate the impact of using higher ethanol blends in fuel dispensing systems supports that existing dispensers can be used with ethanol blends up to 15 percent.  This indication and announcement may also increase the demand for ethanol.

Consumer awareness may also have an impact on demand for ethanol.  While we feel strongly that ethanol is a viable product that is an important piece of reducing our reliance on imported oil, not all consumers may agree.  There continues to be many news stories attributing negative economic and environmental impacts to the rise in ethanol production.  These concerns have included ethanol production creating higher food prices, using excessive energy in the production process and consuming high quantities of water.  While we believe that these perceptions are based on information that is not accurate, we cannot be assured that all consumers will share our views which may impact the overall demand for ethanol.

Our Competition

We will be in direct competition with numerous other ethanol producers, many of whom have greater resources than we do. We also expect that additional ethanol producers will enter the market if the demand for ethanol increases. Ethanol is a commodity product, like corn, which means our ethanol Plant competes with other ethanol producers on the basis of price and, to a lesser extent, delivery service.  Larger ethanol producers may be able to realize economies of scale in their operations that we are unable to realize.  This could put us at a competitive disadvantage to other ethanol producers.  We anticipate that, without an increase in the amount of ethanol that can be blended into gasoline for use in conventional automobiles, ethanol demand may not significantly increase which may result in ethanol supply capacity exceeding ethanol demand for the foreseeable future.

Recently the United States Environmental Protection Agency has been researching increasing the amount of ethanol that can be blended into gasoline for use in automobiles from 10% to 15%.  We believe such an increase would lead to an increase in demand for ethanol but could also result in additional ethanol production facilities being built or expanded.  This could lead to further overcapacity in the ethanol industry if supply continues to be higher than demand.

In December 2009, the California Office of Administrative Law approved the Low Carbon Fuel Standard (“LCFS”) for implementation.  The LCFS is an attempt to achieve a 10% reduction in motor vehicle’s emissions of greenhouse gases by 2020 through the use of low-carbon fuels like hydrogen or cellulosic ethanol.  The LCFS attempts to consider the life cycle carbon content of all fuels used in California by taking into account indirect land use change theories when determining a fuel’s potential for reducing emissions of greenhouse gases.  Currently, most corn based ethanol, and specifically not our ethanol (since we are a coal fired plant), would not meet the criteria of the LCFS which may in turn limit the demand for corn based ethanol and increase the demand for ethanol derived from sugar cane or cellulose based feedstocks.  Renewable fuels that do not use corn as the primary feedstock may be an important competitive factor facing our company given the LCFS adopted in California.  There have been announcements of several other states looking at similar legislation.

According to the RFA, as of March 2010, the ethanol industry has grown to over 200 production facilities in the United States with another sixteen facilities either under construction or expanding.  North Dakota currently has the capacity to produce over 300 million gallons of ethanol annually.  The Renewable Fuels Association currently estimates that the United States ethanol industry has capacity to produce approximately 13.5 billion gallons of ethanol per year.  The new ethanol plants under construction along with the plant expansions under construction could push United States production of fuel ethanol in the near future to nearly 14.5 billion gallons per year.  Some of the largest ethanol producers include Archer Daniels Midland, POET, Valero and The Andersons, Inc. each of which are capable of producing more ethanol than we produce.

Competition from Alternative Ethanol Production Methods

Alternative ethanol production methods are continually under development. New ethanol products or methods of ethanol production developed by larger and better-financed competitors could provide them competitive advantages and harm our business.

Most ethanol is currently produced from corn and other raw grains, such as milo or sorghum - especially in the Midwest.  The current trend in ethanol production research is to develop an efficient method of producing ethanol from cellulose-based biomass.  Cellulose is the main component of plant cell walls and is the most common organic compound on earth.  Cellulose is found in wood chips, corn stalks, rice straw, amongst other common plants. Cellulosic ethanol is ethanol produced from cellulose.  Many of the government incentives that have recently been passed, including the expanded Renewable Fuels Standard and the 2008 Farm Bill, have included significant incentives to assist in the development of commercially viable cellulosic ethanol.  Currently, the technology is not sufficiently advanced to produce cellulosic ethanol on a commercial scale, however, due to these new government incentives we anticipate that commercially viable cellulosic ethanol technology will be developed in the near future.  Several companies and researchers have commenced pilot projects to study the feasibility of commercially producing cellulosic ethanol.  If this technology can be profitably employed on a commercial scale, it could potentially lead to ethanol that is less expensive to produce than corn based ethanol, especially if corn prices remain high.  Cellulosic ethanol may also capture more government subsidies and assistance than corn based ethanol.  This could decrease demand for our product or result in competitive disadvantages for our ethanol production process.

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Competition with Ethanol Imported from Other Countries

Ethanol production is also expanding internationally. Brazil has long been the world’s largest producer and exporter of ethanol; however, since 2005, United States ethanol production slightly exceeded Brazilian production. Ethanol is produced more cheaply in Brazil than in the United States because of the use of sugarcane, a less expensive raw material than corn. However, in 1980, Congress imposed a tariff on foreign produced ethanol to make it more expensive than domestic supplies derived from corn. This tariff was designed to protect the benefits of the federal tax subsidies for United States farmers; however, there is still a significant amount of ethanol imported into the United States from Brazil. The tariff is currently set to expire in January 2011.  We do not know the extent to which the volume of imports would increase or the effect on United States prices for ethanol if the tariff is not renewed.

Ethanol imports from 24 countries in Central America and the Caribbean Islands are exempted from this tariff under the Caribbean Basin Initiative. Under the terms of the Caribbean Basin Initiative, exports from member nations are capped at 7% of the total United States production from the previous year (with additional exemptions from ethanol produced from feedstock in the Caribbean region over the 7% limit). However, as total production in the United States grows, the amount of ethanol produced from the Caribbean region and sold in the United States will also grow, which could impact our ability to sell ethanol.

Competition from Alternative Fuels

Our Plant also competes with producers of other gasoline additives having similar octane and oxygenate values as ethanol, such as producers of MTBE, a petrochemical derived from methanol that costs less to produce than ethanol. Although currently the subject of several state bans, many major oil companies can produce MTBE and because it is petroleum-based, its use is strongly supported by major oil companies.

Alternative fuels, gasoline oxygenates and alternative ethanol production methods are also continually under development by ethanol and oil companies with far greater resources. The major oil companies have significantly greater resources than we have to develop alternative products and to influence legislation and public perception of MTBE and ethanol. New ethanol products or methods of ethanol production developed by larger and better-financed competitors could provide them competitive advantages and harm our business.

A number of automotive, industrial and power generation manufacturers are developing alternative clean power systems using fuel cells or clean burning gaseous fuels. Like ethanol, the emerging fuel cell industry offers a technological option to address increasing worldwide energy costs, the long-term availability of petroleum reserves and environmental concerns. Fuel cells have emerged as a potential alternative to certain existing power sources because of their higher efficiency, reduced noise and lower emissions. Fuel cell industry participants are currently targeting the transportation, stationary power and portable power markets in order to decrease fuel costs, lessen dependence on crude oil and reduce harmful emissions. If the fuel cell and hydrogen industries continue to expand and gain broad acceptance and hydrogen becomes readily available to consumers for motor vehicle use, we may not be able to compete effectively. This additional competition could reduce the demand for ethanol, which would negatively impact our profitability.

Distillers Grains Competition

Ethanol plants in the Midwest produce the majority of distillers grains and primarily compete with other ethanol producers in the production and sales of distillers grains. According to the RFA, approximately 30.5 million metric tons of distillers grains were produced by ethanol plants in 2009. The amount of distillers grains produced is expected to increase as the number of ethanol plants increase, which will increase competition in the distillers grains market in our area. In addition, our distillers grains compete with other livestock feed products such as soybean meal, corn gluten feed, dry brewers grain and mill feeds.

Research and Development

We do not conduct any research and development activities associated with the development of new technologies for use in producing ethanol or distillers grains.

Costs and Effects of Compliance with Environmental Laws

We are subject to extensive air, water and other environmental regulations and we have been required to obtain a number of environmental permits to construct and operate the Plant.  As mentioned above, we are operating under our original permit to construct for air quality and have submitted an application to the NDDH for an amended permit with increased emissions limits.  If the application is approved as submitted by the NDDH then the permit will be reviewed by the United States Environmental Protection Agency (“EPA”).  The EPA will have 45 days to comment on the application and, if approved, will then make the permit available for a 30 day public comment period.  We expect to be subject to ongoing environmental regulations and testing.

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We performed a Relative Accuracy Test Audit (“RATA”) on our Continuous Emissions Monitoring System (“CEMS”) between September 23, 2009 and October 31, 2009.  The test results indicated that the CEMS equipment was operating accurately.

Additionally, the NDDH performed the annual Compliance Evaluation of our Plant on September 3, 2009.  The resulting report from the NDDH indicated “Based on the inspection findings, and on reports submitted to our office, it appears that the facility is in compliance with the applicable Air Pollution Control Rules and the current Permit to Operate, with exception of DDGS Cooling (SO1) VOC, Boiler (S60) PM (filterable and condensable) and Boiler NOx.”

Our National Pollutant Discharge Elimination System (“NPDES”) permit, which regulates the water treatment, water disposal and storm water systems at the facility, requires renewal every five years.  Our current permit expires on September 30, 2010.  Our application for renewal is due in April 2010.  We do not anticipate any problems in renewing this permit.

We are subject to oversight activities by the EPA. There is always a risk that the EPA may enforce certain rules and regulations differently than North Dakota’s environmental administrators. North Dakota and EPA rules are subject to change, and any such changes could result in greater regulatory burdens on our Plant operations. We could also be subject to environmental or nuisance claims from adjacent property owners or residents in the area arising from possible foul smells or air/or water discharges from the Plant. Such claims may result in an adverse outcome in court if we are found to engage in a nuisance that substantially impairs the fair use and enjoyment of real estate.

The government’s regulation of the environment changes constantly. It is possible that more stringent federal or state environmental rules or regulations could be adopted, which could increase our operating costs and expenses. It also is possible that federal or state environmental rules or regulations could be adopted that could have an adverse effect on the use of ethanol. For example, changes in the environmental regulations regarding the required oxygen content of automobile emissions could have an adverse effect on the ethanol industry. Furthermore, Plant operations likely will be governed by the Occupational Safety and Health Administration. OSHA regulations may change such that the costs of the operation of the Plant may increase. Any of these regulatory factors may result in higher costs or other materially adverse conditions affecting our operations, cash flows and financial performance.

We anticipate that we may have some capital expenditures for environmental control facilities during fiscal 2010 to either help our Plant meet the requirements of our permits or meet the requirements of the low carbon fuel standard enacted in California but cannot accurately estimate the amounts at this time.

Employees

We presently have 42 full-time employees.  Eight of our employees are primarily involved in management and administration and the remainder are primarily involved in Plant operations.

Our success depends in part on our ability to attract and retain qualified personnel at a competitive wage and benefit level. We must hire qualified managers, accounting and other personnel. We operate in a rural area with low unemployment. There is no assurance that we will be successful in attracting and retaining qualified personnel for our Plant within our wage and benefit assumptions. If we are unsuccessful in this regard, we may not be competitive with other ethanol plants, which could increase our operating costs and decrease our revenues and profits.

ITEM 1A. RISK FACTORS.

You should carefully read and consider the risks and uncertainties below and the other information contained in this Report. The risks and uncertainties described below are not the only ones we may face. The following risks, together with additional risks and uncertainties not currently known to us or that we currently deem immaterial could impair our financial condition and results of operation.

Risks Relating to Our Business

We have a significant amount of debt, and our existing debt financing agreements contain, and our future debt financing agreements may contain, restrictive covenants that limit distributions and impose restrictions on the operation of our business.  The use of debt financing makes it more difficult for us to operate because we must make principal and interest payments on the indebtedness and abide by covenants contained in our debt financing agreements.  The level of our debt may have important implications on our operations, including, among other things: (a) limiting our ability to obtain additional debt or equity financing; (b) placing us at a competitive disadvantage because we may be more leveraged than some of our competitors; (c) subjecting all or substantially all of our assets to liens, which means that there may be no assets left for unit holders in the event of a liquidation; and (d) limiting our ability to make business and operational decisions regarding our business, including, among other things, limiting our ability to pay dividends to our unit holders, make capital improvements, sell or purchase assets or engage in transactions we deem to be appropriate and in our best interest.

Our inability to secure credit facilities we may require in the future may negatively impact our liquidity.  Due to current conditions in the credit markets, it has been increasingly difficult for businesses to secure financing.  Although we do not currently require more financing (as of December 31, 2009) than we have we may need additional financing if there is another prolonged period of negative margins in the ethanol industry.  If we require financing in the future and we are unable to secure such financing, or we are unable to secure the financing we require on reasonable terms, it may have a negative impact on our liquidity and the long-term viability of our business.

The spread between ethanol and corn prices can vary significantly and has started to decrease. Corn costs significantly impact our cost of goods sold. Our gross margins are principally dependent upon the spread between ethanol and corn prices.  While the spread between ethanol and corn prices improved to the point where we were able to operate at a profit during the last six months of 2009, corn and ethanol are commodities and we cannot predict what this spread will be in the future.  If we were to experience another prolonged period of negative margins it would adversely affect our results of operations and financial condition.

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Our financial performance is significantly dependent on corn prices and generally we cannot pass on increases in corn prices to our customers. Our results of operations and financial condition are significantly affected by the cost and supply of corn. Changes in the price and supply of corn are subject to and determined by market forces over which we have no control.  Ethanol production requires substantial amounts of corn. Corn, as with most other crops, is affected by weather, disease and other environmental conditions. The price of corn is also influenced by general economic, market and government factors. These factors include weather conditions, farmer planting decisions, domestic and foreign government farm programs and policies, global supply and demand and quality. Changes in the price of corn can significantly affect our business. Generally, higher corn prices will produce lower profit margins and, therefore, represent unfavorable market conditions. This is especially true if market conditions do not allow us to pass along increased corn costs to our customers. The price of corn has fluctuated significantly in the past and may fluctuate significantly in the future.  We cannot offer any assurance that we will be able to offset any increase in the price of corn by increasing the price of our products. If we cannot offset increases in the price of corn, our financial performance may be adversely affected.  We may seek to minimize the risks from fluctuations in the prices of corn through the use of hedging instruments. However, these hedging transactions also involve risks to our business. See “Item 1A. Risks Relating to Our Business — We engage in hedging transactions which involve risks that can harm our business.”

We engage in hedging transactions, which involve risks that can harm our business. We are exposed to market risk from changes in commodity prices. Exposure to commodity price risk results from our dependence on corn and coal in the ethanol production process. We may seek to minimize the risks from fluctuations in the prices of corn through the use of hedging instruments.  There is no assurance that our hedging activities will successfully reduce the risk caused by price fluctuation, which may leave us vulnerable to high corn prices.  Alternatively, we may choose not to engage in or may not have the available capital to engage in corn hedging transactions in the future. As a result, our results of operations and financial conditions may also be adversely affected during periods in which corn prices increase.

We are also exposed to market risk from changes in the price of ethanol. We may seek to minimize the risks from fluctuations in ethanol prices through the use of ethanol swaps.  In addition, RPMG may have a percentage of our future production gallons contracted through fixed price contracts, ethanol rack contracts and gas plus contracts. There is no assurance that our hedging activities will successfully reduce the risk caused by price fluctuation, which may leave us vulnerable to fixed contracts below the current market value for ethanol. Alternatively, we may choose not to engage in or may not have the available capital to engage in ethanol hedging transactions in the future. As a result, our results of operations and financial conditions may also be adversely affected during periods in which ethanol prices decrease.

Hedging activities themselves can be very capital intensive because price movements in corn and ethanol contracts are highly volatile and are influenced by many factors that are beyond our control.  There are several variables that could affect the extent to which our derivative instruments are impacted by price fluctuations in the cost of corn and ethanol.  However, it is likely that commodity cash prices will have the greatest impact on the derivatives instruments with delivery dates nearest the current cash price.  If we do not have sufficient liquidity to hold our positions our hedging activities may effectively increase our cost of corn and/or decrease the price of our ethanol which could have an adverse impact on the financial condition of the Company.

We have derivative instruments in the form of interest rate swaps in an agreement with bank financing. Market value adjustments and net settlements related to these agreements are recorded as a gain or loss from non-designated hedging activities and included in interest expense. Significant increases in the variable rate could greatly affect our operations.

We have withheld $3.9 million from our design-builder, Fagen, related to the coal combustor.  We have withheld $3.9 million from our design-builder, Fagen, due to punch list items which are not complete as of March 31, 2010 and problems with the coal combustor. The punch list are items that must be complete under the terms of the Lump Sum Design-Build Agreement between Fagen and us dated August 29, 2005 (the “Design-Build Contract”) in order for us to sign off on final completion and authorize payment of the $3.9 million.  In addition to a number of other punch list items, the Design-Build Contract specified that the coal combustor would operate on lignite coal and meet the emissions requirements in our air quality permits; however, numerous plant shutdowns during start up in early 2007 related to using lignite coal forced the Company to switch to PRB coal.  While running on lignite coal and subsequently, while running on cleaner burning PRB coal, we have not been able to maintain compliance with our air quality permits.  There is no assurance that any potentially agreed upon solution would solve the problems or solve the problems for $3.9 million or less.  Any potential fixes could cost significantly more than $3.9 million.  There is also no assurance that Fagen and its subcontractors will agree on any solution or even agree that the problem is their responsibility to correct. If Fagen disputes the withholding of the $3.9 million and demands payment, we may be forced to pay the $3.9 million and there would be no assurance that the punch list items would be completed or that the coal combustor would be able to use lignite coal.

Declines in the price of ethanol or distillers grain would significantly reduce our revenues. The sales prices of ethanol and distillers grains can be volatile as a result of a number of factors such as overall supply and demand, the price of gasoline and corn, levels of government support, and the availability and price of competing products.  We are dependant on a favorable spread between the price we receive for our ethanol and distillers grains and the price we pay for corn, coal and electricity.  Any decrease in ethanol and distillers grains prices, especially if it is associated with increases in corn, coal and electricity prices may reduce our revenues and affect our ability to operate profitably.

Our financial performance is significantly dependent on coal prices and generally we cannot pass on increases in coal prices to our customers.  The prices for and availability of coal may be subject to volatile market conditions. These market conditions often are affected by factors beyond our control such as higher prices as a result of colder than average weather conditions, overall economic conditions, including energy prices, and foreign and domestic governmental regulations and relations. Significant disruptions in the supply of coal could impair our ability to manufacture ethanol for our customers. Furthermore, long-term increases in coal prices or changes in our costs relative to energy costs paid by competitors may adversely affect our results of operations and financial condition.

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We currently buy all of our coal from one supplier, Westmoreland. Westmoreland is currently the sole provider of all of our coal and we rely on them for the coal to run our Plant. If Westmoreland cannot or will not deliver the coal pursuant to the contract terms, our business will be materially and adversely affected. If our contract with Westmoreland terminates, we would seek alternative supplies of coal, but we may not be able to obtain the coal we need on favorable terms, if at all. If we cannot obtain an adequate supply of coal at reasonable prices, or enough coal at all, our financial condition would suffer and we could be forced to reduce or shut down operations.

Technological advances could significantly decrease the cost of producing ethanol or result in the production of higher-quality ethanol, and if we are unable to adopt or incorporate technological advances into our operations, our Plant could become uncompetitive or obsolete. We expect that technological advances in the processes and procedures for processing ethanol will continue to occur. It is possible that those advances could make the processes and procedures that we utilize at our Plant less efficient or obsolete, or cause the ethanol we produce to be of a lesser quality and/or value. Advances and changes in the technology of ethanol production are expected to occur.  Such advances and changes may make the ethanol production technology installed in our Plant less desirable or obsolete. These advances could also allow our competitors to produce ethanol at a lower cost than us. If we are unable to adopt or incorporate technological advances, our ethanol production methods and processes could be less efficient than our competitors, which could cause our Plant to become uncompetitive or completely obsolete. If our competitors develop, obtain or license technology that is superior to ours or that makes our technology obsolete, we may be required to incur significant costs to enhance or acquire new technology so that our ethanol production remains competitive. Alternatively, we may be required to seek third-party licenses, which could also result in significant expenditures. We cannot guarantee or assure you that third-party licenses will be available or, once obtained, will continue to be available on commercially reasonable terms, if at all. These costs could negatively impact our financial performance by increasing our operating costs and reducing our net income.

Ethanol production methods are also constantly advancing. Most ethanol is currently produced from corn and other raw grains, such as milo or sorghum — especially in the Midwest. However, the current trend in ethanol production research is to develop an efficient method of producing ethanol from cellulose-based biomass such as agricultural waste, forest residue and municipal solid waste. This trend is driven by the belief that cellulose-based biomass is generally cheaper than corn and producing ethanol from cellulose-based biomass would create opportunities to produce ethanol in areas that are unable to grow corn. Another trend in ethanol production research is to produce ethanol through a chemical process rather than a fermentation process, thereby significantly increasing the ethanol yield per pound of feedstock. Although current technology does not allow these production methods to be competitive, new technologies may develop that would allow these methods to become viable means of ethanol production in the future. If we are unable to adopt or incorporate these advances into our operations, our cost of producing ethanol could be significantly higher than those of our competitors, which could make our Plant obsolete.

In addition, alternative fuels, additives and oxygenates are continually under development. Alternative fuel additives that can replace ethanol may be developed, which may decrease the demand for ethanol. It is also possible that technological advances in engine and exhaust system design and performance could reduce the use of oxygenates, which would lower the demand for ethanol, and our business, results of operations and financial condition may be materially adversely affected.

Operational difficulties at our Plant could negatively impact our sales volumes and could cause us to incur substantial losses. Our operations are subject to labor disruptions, unscheduled downtime and other operational hazards inherent in our industry, such as equipment failures, fires, explosions, abnormal pressures, blowouts, pipeline ruptures, transportation accidents and natural disasters. Some of these operational hazards may cause personal injury or loss of life, severe damage to or destruction of property and equipment or environmental damage, and may result in suspension of operations and the imposition of civil or criminal penalties. Our insurance may not be adequate to fully cover the potential operational hazards described above or we may not be able to renew this insurance on commercially reasonable terms or at all.

Disruptions to infrastructure, or in the supply of feedstock, fuel, coal or water, could materially and adversely affect our business. Our business depends on the continuing availability of rail, road, storage and distribution infrastructure. Any disruptions in this infrastructure network, whether caused by labor difficulties, earthquakes, storms, other natural disasters, human error, malfeasance, or other reasons, could have a material adverse effect on our business. We rely upon third-parties to maintain the rail lines from our Plant to the national rail network, and any failure on their part to maintain the lines could impede our delivery of products, impose additional costs on us and could have a material adverse effect on our business, results of operations and financial condition.

Our business also depends on the continuing availability of raw materials, including corn and coal. The production of ethanol, from the planting of corn to the distribution of ethanol to refiners, is highly energy-intensive. Significant amounts of fuel are required for the growing, fertilizing and harvesting of corn, as well as for the fermentation, distillation and transportation of ethanol and coal for the drying of distillers grains. A serious disruption in supplies of fuel or coal, or significant increases in the prices of fuel or coal, could significantly reduce the availability of raw materials at our Plant, increase our production costs and have a material adverse effect on our business, results of operations and financial condition.  We may experience short-term disruptions in our coal supply as the result of the transition to a new coal unloading facility and an ongoing work stoppage at Westmorland.

Our Plant also requires a significant and uninterrupted supply of suitable quality water to operate. If there is an interruption in the supply of water for any reason, we may be required to halt production at our Plant. If production is halted at our Plant for an extended period of time, it could have a material adverse effect on our business, results of operations and financial condition.

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We sell all of the ethanol we produce to RPMG in accordance with an ethanol marketing agreement and we rely heavily on RPMG’s marketing efforts for our ethanol distribution. RPMG is the sole buyer of all of our ethanol and we rely heavily on its marketing efforts to successfully sell our product. Because RPMG sells ethanol for a number of other producers, we have limited control over its sales efforts. Our financial performance is dependent upon the financial health of RPMG, as a significant portion of our accounts receivable are attributable to RPMG. If RPMG breaches the ethanol marketing agreement or is not in the financial position to purchase all of the ethanol we produce, we could experience a material loss and we may not have any readily available means to sell our ethanol and our financial performance will be adversely and materially affected. If our agreement with RPMG terminates, we may seek other arrangements to sell our ethanol, including selling our own product, but we give no assurance that our sales efforts would achieve results comparable to those achieved by RPMG.

Our business is not diversified. Our success depends largely upon our ability to profitably operate our ethanol Plant. We do not have any other lines of business or other sources of revenue if we are unable to operate our ethanol Plant and manufacture ethanol and distillers grains. If economic or political factors adversely affect the market for ethanol, we have no other line of business as a revenue-generating alternative. Our business would also be significantly harmed if the Plant could not operate at full capacity for any extended period of time.

Competition for qualified personnel in the ethanol industry is intense and we may not be able to hire and retain qualified personnel to operate our Plant.  Our success depends in part on our ability to attract and retain competent personnel, which can be challenging in a rural community. For the operation of our Plant, we have hired qualified managers, engineers, operations and other personnel. Competition for both managers and Plant employees in the ethanol industry is intense, and we may not be able to maintain qualified personnel. If we are unable to maintain productive and competent personnel or hire qualified replacement personnel, our operations may be adversely affected, the amount of ethanol we produce may decrease and we may not be able to efficiently operate our Plant and execute our business strategy.

Risks Related to Conflicts of Interest

We may have conflicting interests with Greenway that could cause Greenway to put its interests ahead of ours. Greenway advises our board of governors on substantially all material aspects of operations.  Consequently, the terms and conditions of any future agreements and understandings with Greenway may not be as favorable to us as they could be if they were to be obtained from other third parties. In addition, because of the extensive role that Greenway had in the construction of the Plant and has in its operations, it may be difficult or impossible for us to enforce claims that we may have against Greenway. Such conflicts of interest may reduce our profitability.

Our governors have other business and management responsibilities, which may cause conflicts of interest, including working with other ethanol plants and in the allocation of their time and services to our project.  Some of our governors are involved in third party ethanol-related projects that might compete against the ethanol and co-products produced by our Plant. Our governors may also provide goods or services to us or our contractors or buy our ethanol co-products. We have not adopted a Board policy restricting such potential conflicts of interests at this time. Our governors have adopted procedures for reviewing potential conflicts of interests; however, we cannot be assured that these procedures will ensure that conflicts of interest are avoided.

In addition, our governors have other management responsibilities and business interests apart from us. These responsibilities include, but may not be limited to, being the owner and operator of non-affiliated businesses that our governors and executive officers derive the majority of their income from and to which they devote most of their time. We generally expect that each governor attend our monthly Board meetings, either in person or by telephone, and attend any special Board meetings in the same manner. Historically, our Board meetings have lasted between three and six hours each, not including any preparation time before the meeting. Therefore, our governors may experience difficulty in allocating their time and services between us and their other business responsibilities. In addition, conflicts of interest may arise because of their position to substantially influence our business and management because the governors, either individually or collectively, hold a substantial percentage of the units of our Company.

Our CEO may have a conflict of interest in his capacity as a board member of RPMG.  While we believe the board members of RPMG will act in the best interest of the member companies, we cannot guarantee that this will always be the case which could have a negative impact on our Company.  In addition, our CEO, in his capacity as an RPMG board member, owes a duty to RPMG and may find that his obligations to act in the best interest of RPMG place him at a conflict with the best interests of Red Trail.

Risks Related to Taxes

We are taxed as a partnership and must comply with certain provisions of the tax code to avoid being taxed as a corporation. We are a limited liability company and, subject to complying with certain safe harbor provisions to avoid being classified as a publicly traded partnership, we expect to be taxed as a partnership for federal income tax purposes. Our Member Control Agreement provides that no member shall transfer any unit if, in the determination of the Board, such transfer would cause us to be treated as a publicly traded partnership, and any transfer of unit(s) not approved by the Board or that would result in a violation of the restrictions in the agreement would be null and void. In addition, as a condition precedent to any transfer of units, we have the right under the Member Control Agreement to seek an opinion of counsel that such transfer will not cause us to be treated as a publicly traded partnership. As a non-publicly traded partnership we are a pass-through entity and not subject to income tax at the company level. Our income is passed through to our members. If we become a publicly traded partnership we will be taxed as a C Corporation. We believe this would be harmful to us and to our members because we would cease to be a pass-through entity. We would be subject to income tax at the company level and members would also be subject to income tax on distributions they receive from us. This would have the affect of lowering our after-tax income, amount available for distributions to members and cash available to pay debt obligations and expenses.

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We expect to be treated as a partnership for income tax purposes. As such, we will pay no tax at the company level and members will pay tax on their proportionate share of our net income. The income tax liability associated with a member’s share of net income could exceed any cash distribution the member receives from us. If a member does not receive cash distributions sufficient to pay his or her tax liability associated with his or her respective share of our income, he or she will be forced to pay his or her income tax liability associated with his or her respective units out of other personal funds.

Risks Related to the Units

No public trading market exists for our units and we do not anticipate the creation of such a market, which means that it will be difficult for unit holders to liquidate their investment. There is currently no established public trading market for our units and an active trading market will not develop. To maintain partnership tax status, unit holders may not trade the units on an established securities market or readily trade the units on a secondary market (or the substantial equivalent thereof). We, therefore, will not apply for listing on any securities exchange or on the NASDAQ Stock Market. As a result, unit holders will not be able to readily sell their units.  During 2007 we entered into an agreement with Alerus Securities (“Alerus”) to allow our shares to be traded through their qualified matching service (the “Qualified Matching Service”).  This arrangement allows buyers and sellers to list their offers to buy or sell our units on the Alerus website.

We have placed significant restrictions on transferability of the units, limiting a unit holder’s ability to withdraw from Red Trail. The units are subject to substantial transfer restrictions pursuant to our Member Control Agreement and tax and securities laws. This means that unit holders will not be able to easily liquidate their units and may have to assume the risks of investments in us for an indefinite period of time. Transfers will only be permitted in the following circumstances:

•	Transfers by gift to the member’s descendants;

•	Transfers upon the death of a member;

•	Certain other transfers provided that for the applicable tax year, the transfers in the aggregate do not exceed 2% of the total outstanding units; and

•	Transfers that comply with the Qualified Matching Service requirements.

There is no assurance that a unit holder will receive cash distributions, which could result in a unit holder receiving little or no return on his or her investment. Distributions are payable at the sole discretion of our Board, subject to the provisions of the North Dakota Limited Liability Company Act, our Member Control Agreement and our loan agreements with the Bank. We do not know the amount of cash that we will generate in any given year. Cash distributions are not assured, and we may never be in a position to make distributions. Our Board may elect to retain future profits to provide operational financing for the Plant or debt retirement.  This means that unit holders may receive little or no return on their investment and be unable to liquidate their investment due to transfer restrictions and lack of a public trading market.

Our governors and managers will not be liable for any breach of their fiduciary duty, except as provided under North Dakota law. Under North Dakota law, no governor or manager will be liable for any of our debts, obligations or liabilities merely because he or she is a governor or manager. In addition, our Operating Agreement contains an indemnification provision which requires us to indemnify any governor or manager to the extent required or permitted by the North Dakota Century Code, Section 10-32-99, as amended from time to time, or as required or permitted by other provisions of law.

Risks Related to Ethanol Industry

Overcapacity within the ethanol industry could cause an oversupply of ethanol and a decline in ethanol prices.  The total available production capacity of the ethanol industry is currently greater than the demand for ethanol.  This oversupply situation caused many plants to slow down, shut down or declare bankruptcy in late 2008 and early 2009.  This helped to bring the actual operating production capacity more in line with demand and margins have improved as a result.  Because margins have increased, however, some of the plants that were slowed down or shut down have started to produce ethanol again which could lead to another oversupply situation.  We believe the industry is going to operate in a period of fluctuating supply and demand until the demand increases to meet total available ethanol production capacity.  Excess capacity in the ethanol industry may have an adverse impact on our results of operations, cash flows and general financial condition.

Competition from the advancement of alternative fuels may lessen the demand for ethanol. Alternative fuels, gasoline oxygenates and ethanol production methods are continually under development. A number of automotive, industrial and power generation manufacturers are developing alternative clean power systems using fuel cells or clean burning gaseous fuels. Like ethanol, the emerging fuel cell industry offers a technological option to address increasing worldwide energy costs, the long-term availability of petroleum reserves and environmental concerns. Fuel cells have emerged as a potential alternative to certain existing power sources because of their higher efficiency, reduced noise and lower emissions. Fuel cell industry participants are currently targeting the transportation, stationary power and portable power markets in order to decrease fuel costs, lessen dependence on crude oil and reduce harmful emissions. If the fuel cell and hydrogen industries continue to expand and gain broad acceptance, and hydrogen becomes readily available to consumers for motor vehicle use, we may not be able to compete effectively. This additional competition could reduce the demand for ethanol, resulting in lower ethanol prices that might adversely affect our results of operations and financial condition.

14

Certain countries can export ethanol to the United States duty-free, which may undermine the ethanol production industry in the United States.  Imported ethanol is generally subject to a 54 cents per gallon tariff and a 2.5% ad valorem tax that was designed to offset the 51 cents per gallon ethanol subsidy available under the federal excise tax incentive program for refineries that blend ethanol in their fuel. There is a special exemption from the tariff for ethanol imported from 24 countries in Central America and the Caribbean islands, which is limited to a total of 7.0% of United States production per year. The tariff is set to expire in January 2011.  We do not know the extent to which the volume of imports would increase if the tariff is not renewed.  Increased imports could lead to an oversupply of ethanol in the United States which may adversely affect our results of operations and financial condition.

In addition, the North American Free Trade Agreement countries, Canada and Mexico, are exempt from duty. Imports from the exempted countries have increased in recent years and are expected to increase further as a result of new plants under development.

Consumer resistance to the use of ethanol based on the belief that ethanol is expensive, adds to air pollution, harms engines and takes more energy to produce that it contributes may affect the demand for ethanol. Certain individuals believe that use of ethanol will have a negative impact on gasoline prices at the pump. Many also believe that ethanol adds to air pollution and harms car and truck engines. Still other consumers believe that the process of producing ethanol actually uses more fossil energy, such as oil and coal, than the amount of ethanol that is produced. These consumer beliefs could potentially be wide-spread. If consumers choose not to buy ethanol, it would affect the demand for the ethanol we produce which could lower demand for our product and negatively affect our profitability and financial condition.

Risks Related to Regulation and Governmental Action

The use of coal as a fuel source could limit the markets in which ethanol produced at our Plant can be marketed.  At least one state (California) has passed legislation initiating a “low-carbon fuel standard” to reduce the carbon intensity of transportation fuels used within the state.  This legislation uses a lifecycle approach meaning that carbon emissions resulting from the production process would increase the carbon intensity of the fuel produced.  Since we are a coal fired Plant we may not be able to market our ethanol in California and other states that develop such standards.  This could potentially have a severe negative impact on the viability of our Plant unless we can devise a way to limit our carbon emissions.  We have started to explore alternatives for reducing our carbon emissions but there is no guarantee we will be able to find an acceptable, cost effective process for doing so.

Changes in environmental regulations or violations of the regulations could be expensive and reduce our profitability. We are subject to extensive air, water and other environmental laws and regulations. In addition, some of these laws require our Plant to operate under a number of environmental permits. These laws, regulations and permits can often require expensive pollution control equipment or operational changes to limit actual or potential impacts to the environment. A violation of these laws and regulations or permit conditions can result in substantial fines, damages, criminal sanctions, permit revocations and/or Plant shutdowns. We can not assure you that we have been, are or will be at all times, in complete compliance with these laws, regulations or permits or that we have had or have all permits required to operate our business. We do not assure you that we will not be subject to legal actions brought by environmental advocacy groups and other parties for actual or alleged violations of environmental laws or our permits. Additionally, any changes in environmental laws and regulations, both at the federal and state level, could require us to invest or spend considerable resources in order to comply with future environmental regulations. The expense of compliance could be significant enough to reduce our profitability and negatively affect our financial condition.

If the Federal Volumetric Ethanol Excise Tax Credit (“VEETC”) expires on December 31, 2010, it could negatively impact our profitability.  The ethanol industry is benefited by VEETC which is a federal excise tax credit of 4.5 cents per gallon of ethanol blended with gasoline at a rate of at least 10%.  This excise tax credit is set to expire on December 31, 2010.  We believe that VEETC positively impacts the price of ethanol.  On December 31, 2009, the portion of VEETC that benefits the biodiesel industry was allowed to expire.  This resulted in the biodiesel industry ceasing to produce biodiesel because the price of biodiesel without the tax credit was uncompetitive with the cost of petroleum based diesel.  If the portion of VEETC that benefits ethanol is allowed to expire, it could negatively impact the price we receive for our ethanol and could negatively impact our profitability.

Our Plant may not be able to meet the emissions requirements in its permits.  The Company has operated under its permit to construct since it began operations.  The Company has maintained close contact with the NDDH regarding its inability to meet emissions under its current permit.  The Company has currently submitted a new permit application to the NDDH that would increase certain of the emissions limits in our permits.  .

The fact that our Plant has not consistently met certain emissions requirements is part of our dispute with our design.  There is no guarantee that we will be able to operate our Plant in compliance with our permits which could potentially subject our Plant to significant fines and/or shut down our operation which would have a negative impact on our financial condition.

The use of coal as a fuel source could subject us to additional environmental compliance costs. As a consumer of coal, we may be subject to more stringent air emissions regulations in the future.  There is emerging consensus that the federal government will begin regulating greenhouse gas emissions, including carbon dioxide, in the near future.  Since coal emits more carbon dioxide than alternative fuel sources, including natural gas, which most ethanol plants use, we may need to make significant capital expenditures to reduce carbon dioxide emissions from the Plant.  In addition, we may incur substantial additional costs for regulatory compliance, such as paying a carbon tax or purchasing emissions credits under a cap-and-trade regime. If the costs of regulatory compliance become prohibitively expensive, we may have to switch to an alternate fuel source such as natural gas or biomass.  The switch to an alternate fuel source could result in a temporary slow down or disruption in operations.  The switch to an alternate fuel source like natural gas or biomass could also result in a material adverse effect on our financial performance, as coal is currently the least expensive fuel source available for Plant operations.

15

Our business is affected by the regulation of greenhouse gases, or GHG, and climate change. New climate change regulations could impede our ability to successfully operate our business.  Our plant emits carbon dioxide as a by-product of the ethanol production process.  In 2007, the U.S. Supreme Court classified carbon dioxide as an air pollutant under the Clean Air Act in a case seeking to require the EPA to regulate carbon dioxide in vehicle emissions.  On February 3, 2010, the EPA released its final regulations on the Renewable Fuel Standard program, or RFS 2.  We believe these final regulations grandfather our plant at its current operating capacity, though expansion of our plant will need to meet a threshold of a 20% reduction in GHG emissions from a 2005 baseline measurement for the ethanol over current capacity to be eligible for the RFS 2 mandate.  Additionally, legislation is pending in Congress on a comprehensive carbon dioxide regulatory scheme, such as a carbon tax or cap-and-trade system.  We may be required to install carbon dioxide mitigation equipment or take other steps unknown to us at this time in order to comply with this or other future laws or regulations.  Compliance with future law or regulation of carbon dioxide, or if we choose to expand capacity at our plant, compliance with then-current regulation of carbon dioxide, could be costly and may prevent us from operating our plant as profitably, which may have a material adverse impact on our operations, cash flows and financial position.

The California Air Resources Board has adopted a Low Carbon Fuel Standard requiring a 10% reduction in GHG emissions from transportation fuels by 2020. Additionally, an Indirect Land Use Change, or ILUC, component is included in the lifecycle GHG emissions calculation. While this standard is currently being challenged by various lawsuits, implementation of such a standard may have an adverse impact on our market for corn-based ethanol if it is determined that in California corn-based ethanol fails to achieve lifecycle GHG emission reductions.

Loss of or ineligibility for favorable tax benefits for ethanol production could hinder our ability to operate at a profit and reduce the value of your investment in us. The ethanol industry and our business are assisted by various federal ethanol tax incentives, including those included in the Energy Independence and Security Act of 2007 and the 2008 Farm Bill. The provision of the Energy Independence and Security Act of 2007 most likely to have the greatest impact on the ethanol industry is the amendment to the RFS created in 2005.  The revised RFS calls for 11.1 billion gallons of corn based ethanol to be produced in 2010, growing to 36 billion gallons in 2022, with 15 billion gallons to be derived from conventional biofuels like corn-based ethanol.  The RFS helps support a market for ethanol that might disappear without this incentive. The elimination or reduction of tax incentives to the ethanol industry could reduce the market for ethanol, which could reduce prices and our revenues by making it more costly or difficult for us to produce and sell ethanol. If the federal tax incentives are eliminated or sharply curtailed, we believe that a decreased demand for ethanol will result, which could depress ethanol prices and negatively impact our financial performance.

A change in government policies favorable to ethanol may cause demand for ethanol to decline. Growth and demand for ethanol may be driven primarily by federal and state government policies, such as state laws banning MTBE and the national RFS. The continuation of these policies is uncertain, which means that demand for ethanol may decline if these policies change or are discontinued. A decline in the demand for ethanol is likely to cause lower ethanol prices, which in turn will negatively affect our results of operations, financial condition and cash flows.

ITEM 2. PROPERTIES.

The Plant is located just east of the city limits of Richardton, North Dakota, and just north and east of the entrance/exit ramps to Highway I-94. The Plant complex is situated inside a footprint of approximately 25 acres of land which is part of an approximately 135 acre parcel.  We acquired ownership of the land in 2004 and 2005. Included in the immediate campus area of the Plant are perimeter roads, buildings, tanks and equipment. An administrative building and parking area are located approximately 400 feet from the Plant complex.  During 2008 we purchased an additional 10 acre parcel of land that is adjacent to our current property.  Our coal unloading facility and storage site was built on this property.

The site also contains improvements such as rail tracks and a rail spur, landscaping, drainage systems and paved access roads.  Our plant was placed in service in January 2007 and is in excellent condition and is capable of functioning at 100 percent of its production capacity.

ITEM 3. LEGAL PROCEEDINGS.

From time to time in the ordinary course of business, we may be named as a defendant in legal proceedings related to various issues, including without limitation, workers’ compensation claims, tort claims, or contractual disputes. We are not currently involved in any material legal proceedings, directly or indirectly, and we are not aware of any claims pending or threatened against us or any of our governors that could result in the commencement of legal proceedings.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

We did not submit any matter to a vote of our unit holders through the solicitation of proxies or otherwise during the fourth quarter of 2009.

PART II

ITEM 5. MARKET FOR REGISTRANT’S COMMON EQUITY, RELATED UNIT HOLDER MATTERS AND ISSUER PURCHASE OF EQUITY SECURITIES.

Market Information

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There is no established trading market for our membership units.  We have engaged Alerus to create a Qualified Matching Service (“QMS”) in order to facilitate trading of our units.  The QMS consists of an electronic bulletin board that provides information to prospective sellers and buyers of our units.  Please see the table below for information on the prices of units transferred in transactions completed via the QMS.  We do not become involved in any purchase or sale negotiations arising from the QMS and we take no position as to whether the average price or the price of any particular sale is an accurate gauge of the value of our units.  As a limited liability company, we are required to restrict the transfers of our membership units in order to preserve our partnership tax status.  Our membership units may not be traded on any established securities market or readily trade on a secondary market (or the substantial equivalent thereof).  All transfers are subject to a determination that the transfer will not cause the Company to be deemed a publicly traded partnership.

We have no role in effecting the transactions beyond approval, as required under our Operating Agreement and the issuance of new certificates.  So long as we remain a public reporting company, information about us will be publicly available through the SEC’s EDGAR filing system.  However, if at any time we cease to be a public reporting company, we may continue to make information about us publicly available on our website.

Completed Unit Transactions
Fiscal Quarter	Low Per Unit Price		High Per Unit Price		Number of Units Traded
2008 1st Quarter		$1.20		$1.30	330,000
2008 2nd Quarter		$1.10		$1.10	1,000
2008 3rd Quarter		$1.00		$1.00	120,000
2008 4th Quarter	$	―	$	―	―
2009 1st Quarter	$	―	$	―	―
2009 2nd Quarter		$0.30		$0.30	10,000
2009 3rd Quarter		$0.20		$0.20	50,000
2009 4th Quarter	$	―	$	―	―

Unit Holders

As of March 15, 2010, we had 40,193,973 Class A Membership Units outstanding and a total of approximately 900 membership unit holders. There is no other class of membership units issued or outstanding.  In December 2007, we acquired and held 200,000 units in treasury related to equity based compensation agreements for our President and Plant Manager.  The individuals covered by these equity based compensation agreements are no longer working for our Company therefore there are no longer any units vested pursuant to the terms of these agreements.  20,000 units were vested and issued under these agreements prior to their termination.  The Company currently holds 180,000 units in treasury.

Distributions

We did not make any distributions to our members for the fiscal years ended December 31, 2009 or 2008. Distributions are payable at the discretion of our Board, subject to the provisions of the North Dakota Limited Liability Company Act and our Member Control Agreement. Distributions to our unit holders are also subject to certain loan covenants and restrictions that require us to make additional loan payments based on excess cash flow. These loan covenants and restrictions are described in greater detail under “ Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations — Capital Resources.” We may distribute a portion of the net profits generated from Plant operations to unit holders. A unit holder’s distribution is determined by dividing the number of units owned by such unit holder by the total number of units outstanding. Our unit holders are entitled to receive distributions of cash or property if and when a distribution is declared by our Board. Subject to the North Dakota Limited Liability Company Act, our Member Control Agreement and the requirements of our creditors, our Board has complete discretion over the timing and amount of distributions, if any, to our unit holders. There can be no assurance as to our ability to declare or pay distributions in the future.

Purchases of Equity Securities

We did not purchase any equity securities during the year ended December 31, 2009.

Unregistered Sales of Equity Securities.

We did not have any unregistered sales of equity securities during the year ended December 31, 2009.

ITEM 6. SELECTED FINANCIAL DATA.

The following tables set forth selected financial data of Red Trail for the periods indicated. The audited financial statements included in Item 8 of this Annual Report have been audited by our independent auditors, Boulay, Heutmaker, Zibell & Co., P.L.L.P.

Due to uncertainty regarding our ability to meet certain financial covenants in our loan agreements as of December 31, 2008, our debt was classified as a current liability as of that date.  With the completion of the Seventh Amendment to our Construction Loan Agreement (“Seventh Amendment”), those uncertainties do not apply to our December 31, 2009 financial statements which were in compliance with our loan covenants.  Also, our projections show we will be able to meet our loan covenants throughout 2010, based on market conditions that exist in March 2010 and our assumptions about future margins (see the “Capital Resources” section of this Annual Report for more information on the assumptions used in our projections).  Accordingly, our debt obligation was classified as current and long-term pursuant to the terms of our debt agreement’s scheduled payment terms.  For more information about our financial condition, please see “Item 7 – Management’s Discussion and Analysis of Financial Condition and Results of Operation” in this Annual Report on Form 10-K.

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Statement of Operations

For the year Ended December 31,	2009	2008	2007	2006		2005
Revenues, net of derivative loss	$93,836,661	$131,903,514	$101,885,969	$	―	$	―
Cost of goods sold	87,850,869	131,025,238	87,013,208		―		―
Gross margin	5,985,792	878,276	14,872,761		―		―
General and administrative expenses	2,812,891	2,857,091	3,214,002		3,747,730		2,087,808
Operting income (loss)	3,172,901	(1,978,815)	11,658,759		(3,747,730)		(2,087,808)
Interest expense	3,988,916	6,013,299	6,268,707		―		―
Other income, net	1,176,675	2,625,542	767,276		1,243,667		360,204
Net income (loss)	$360,660	$(5,366,572)	$6,157,328		$(2,504,063)		$(1,727,604)
Weighted average units - basic	40,191,494	40,176,974	40,371,238		39,625,843		24,393,980
Weighted average units - fully diluted	40,191,494	40,176,974	40,416,238		39,625,843		24,393,980
Net income (loss) per unit - basic	$0.01	$(0.13)	$0.15		$(0.06)		$(0.07)
Net income (loss) per unit - fully diluted	$0.01	$(0.13)	$0.15		$(0.06)		$(0.07)

Balance Sheet Data	2009	2008	2007	2006	2005
Cash and equivalents	$13,214,091	$4,433,839	$8,231,709	$421,722	$19,043,811
Total current assets	25,384,612	16,423,730	25,733,307	4,761,974	19,069,156
Net property, plant and equipment	71,415,582	78,010,042	81,942,542	84,039,740	16,948,185
Total assets	97,677,401	95,802,453	108,524,254	89,864,228	36,972,579
Total current liabilities	19,907,012	61,968,448	16,807,461	9,781,240	8,258,885
Other noncurrent liabilities	275,000	275,000	275,000	275,000	―
Long-term debt	43,620,026	―	52,538,310	46,878,960	―
Members' equity	33,875,364	33,559,005	38,903,483	32,929,088	28,713,694
Book value per weighted unit	$0.84	$0.84	$0.96	$0.83	$1.18

ITEM 7. MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATION.

Except for the historical information, the following discussion contains forward-looking statements that are subject to risks and uncertainties. We caution you not to put undue reliance on any forward-looking statements, which speak only as of the date of this report. Our actual results or actions may differ materially from these forward-looking statements for many reasons, including the risks described in “Item 1A — Risk Factors ” and elsewhere in this Annual Report on Form 10-K. Our discussion and analysis of our financial condition and results of operations should be read in conjunction with the financial statements and related notes and with the understanding that our actual future results may be materially different from what we currently expect.

Overview

We operate a 50 MMGY name-plate ethanol plant near Richardton, North Dakota. Construction of the Plant began in 2005 and was completed in December 2006.

Since January 2007, our revenues have been derived from the sale and distribution of ethanol and distillers grains throughout the continental United States.  During the year ended December 31, 2009, we produced approximately 49.8 million gallons of ethanol (approximately 100% of name-plate capacity).  We also produced approximately 107,000 tons of DDGS and 82,000 tons of DMWG.

Our 2008 financial statements disclosed uncertainties related to our ability to continue as a going concern.  We had violated certain of our loan covenants, were experiencing negative margins and cash flows, and had limited liquidity.  We are pleased to report that, due to improved margins along with cash and risk management actions taken by the Company (including the timely negotiation of the deferral of two principal payments, institution of certain cost cutting measures, and taking action to limit the amount of corn under fixed price contract), our 2009 financial statements no longer contain disclosure regarding uncertainties as to our ability to continue as a going concern.  We have regained compliance with our loan covenants and project that we will be able to meet them throughout 2010 under market conditions that exist in March 2010 along with our assumptions about future margins.

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We ended fiscal year 2009 with a net income of approximately $360,000 compared to a loss of approximately $5.4 million for fiscal year 2008.  Through June 30, 2009 we had a net loss of approximately $3.3 million.  Over the last six months of 2009 we experienced much better margins and had a net income of approximately $3.6 million.  Our results of operations are described in greater detail below.

Results of Operations

Comparison of Fiscal Years Ended December 31, 2009, 2008 and 2007

The following table shows the results of our operations and the percentages of sales and revenues, cost of sales, operating expenses and other items to total sales and revenues in our statements of operations for the years ended December 31, 2009, 2008 and 2007:

For the years ended December 31,	2009		2008		2007
	Amount	Percent	Amount	Percent	Amount	Percent
Revenues, net of derivative activity	$93,836,661	100.00%	$131,903,514	100.00%	$101,885,969	100.00%
Cost of goods sold	87,850,869	93.62%	131,025,238	99.33%	87,013,208	85.50%
Gross margin	5,985,792	6.38%	878,276	0.67%	14,872,761	14.50%
General and administrative expenses	2,812,891	3.00%	2,857,091	2.17%	3,214,002	3.20%
Operating income (loss)	3,172,901	3.38%	(1,978,815)	-1.50%	11,658,759	11.40%
Interest expense	3,988,916	4.25%	6,013,299	4.56%	6,268,707	-6.20%
Other income (expense)
Grant income	36,518	0.04%	73,207	0.06%	27,750	0.00%
Interest income	470,055	0.50%	426,233	0.32%	432,265	0.40%
Other income	670,102	0.71%	2,126,102	1.61%	307,261	0.30%
Net income (loss)	$360,660	8.89%	$(5,366,572)	5.05%	$6,157,328	5.90%

Additional Data for the year ended December 31,	2009	2008
Ethanol sold (thousands of gallons)	49,832	55,148
Ethanol average sales price per gallon (net of hedging activity)	$1.56	$2.01
Corn costs per bushel (net of hedging activity)	$3.77	$5.19

Revenues

2009 compared to 2008

During 2009, our total revenues decreased by 28.9% to $93.8 million.  Ethanol and distillers grains represented 83% and 17% of 2009 revenue, respectively.  The decrease in revenue is attributable to a number of factors, including:

•
Ethanol prices, net of hedging activity, averaged 23% lower in 2009 than 2008 ($1.56 per gallon in 2009 vs. $2.01 per gallon in 2008).  We believe ethanol prices were lower overall due to the generally lower commodity prices (primarily corn, crude oil and gasoline) during 2009 compared to 2008.  All three of these commodities reached record prices in late June and early July 2008 and then declined sharply in the last four to five months of 2008.  Prices rebounded somewhat during 2009 but were still lower overall than in 2008.  The average price we received for ethanol during 2009 ranged from $1.41 to $1.95.  The high was achieved in November 2009 as tight ethanol supplies during the last quarter of 2009 caused ethanol prices to increase relative to corn prices.  During 2009 and 2008, the Company realized losses on ethanol hedging activity of approximately $1.6 million and $2.4 million, respectively.

We produced and sold approximately 5 million fewer gallons of ethanol during 2009 compared to 2008.  Approximately 3 million gallons of the reduction in production and sales came in the first six months of 2009 when we experienced very poor margin conditions and chose to run our plant at a slower rate.  The remaining decrease in production and sales came in October 2009 when we experienced an unplanned outage related to an issue with our boiler.

•
Distillers grains – Our 2009 distillers grain sales volumes were roughly split 70-30 between DDGS and DMWG compared to a 50-50 split during 2008.  The change in product mix came as we changed the pricing on our DMWG product to more closely match that of DDGS.  On a dry matter basis (converting all distillers grains produced to a DDGS equivalent) our overall production of distillers grains decreased approximately 12% which is line with the decrease in ethanol production noted above.  We produced and sold approximately 3,000 more tons of DDGS so the decline in production was all in our DMWG product.  All of our DMWG product is transported by truck but our DDGS product is transported by both truck and rail.  As other ethanol plants located in North Dakota, that had been idled for various reasons, resumed production we saw a shift in our shipments of DDGS from truck to rail.

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The average price we received for our DDGS product in 2009 declined approximately 19% compared to 2008 and our revenue decreased by approximately 16%.  The average prices we received for DDGS during 2009 ranged from $81 per ton to $141 per ton with our overall average price for the year being approximately $111 per ton compared to an average of approximately $136 per ton for 2008.  DDGS prices generally follow the price of corn which was significantly lower in 2009 compared to 2008.  The average price we receive for DDGS was also impacted by the shift from truck transportation to rail transportation noted above.  We typically receive a premium of $7 - $10 per ton for product shipped by truck vs. rail.

The average price we received for our DMWG product in 2009 declined approximately 6% compared to 2008 and our revenue decreased approximately 35%.  The decrease in revenue is primarily related to lower production due to the change in product mix noted above.  We produced and sold approximately 37,500 fewer tons of DMWG (81,700 tons in 2009 vs. 119,300 tons in 2008) in 2009 compared to 2008.  Prices received for our DMWG in 2009 ranged from $47 to $64 per ton with our average selling price for the year being approximately $54 per ton compared to $57 per ton in 2008.  Prices for DMWG also follow the price of corn but didn’t decrease as much compared to 2008 as our DDGS prices due to a price increase instituted for our 2009 contract year.

•
We entered into ethanol swap contracts at various times during both 2009 and 2008.  We recognized losses on hedging from ethanol derivative instruments during 2009 and 2008 of approximately $1.6 million and $2.4 million, respectively.  These losses are included in revenue on our financial statements.

2008 compared to 2007

During 2008, our total revenues increased by 29.5% to $131.9 million.  Ethanol and distillers grains represented 84% and 16% of 2008 revenue, respectively.  The increase in revenue is attributable to a number of factors, including:

•
Ethanol prices, net of hedging activity, averaged 10% higher in 2008 than 2007 ($2.01 per gallon in 2008 vs. $1.82 per gallon in 2007).  We believe ethanol prices were higher overall due to the increase in commodity prices (primarily corn, crude oil and gasoline) during the first six months of 2008.  We believe ethanol prices are generally positively impacted by higher corn, gasoline and crude oil prices.  All three of these commodities reached record prices in late June and early July 2008.  The average price we received for ethanol during 2008 ranged from $1.46 to $2.50.  The high was achieved in June 2008.  Prices steadily declined the rest of the year to the low of $1.46 received in December.  We believe the decrease was again due to the decrease in corn, crude oil and gasoline prices the last half of the year along with decreases in demand for these commodities as well as ethanol due to the collapse of the world economy.

•
Distillers grains – Our 2008 and 2007 distillers grain sales volumes were roughly split 50-50 between DDGS and DMWG.  Prices received by us for DDGS ranged from $126 to $157 per ton during 2008 with our average selling price for the year being approximately $136 per ton compared to an average of approximately $87 per ton in 2007.  The price of DDGS generally follows the price of corn so, as corn prices increased during the first half of 2008, the price we received for DDGS also increased to the high of $157 per ton received in June 2008.  Prices have since declined along with corn prices and we received an average price of approximately $135 per ton in December 2008.  Due to the high quality of our DDGS and the markets in which our product is typically sold we have been able to capture a small premium for our DDGS relative to other markets and plants.  Due to this premium, the price we receive for DDGS actually increased slightly from September 2008 through December 2008.  Prices received by us for DMWG during 2008 ranged from $50 to $75 per ton with our average selling price for the year being approximately $57 per ton compared to an average of approximately $40 per ton for 2007.  Prices for DMWG also follow the price of corn and, as such, our price for DMWG peaked in July 2008 and steadily declined the rest of the year.  Our price was also positively impacted, compared to 2007, due to a change made in our contract pricing to index the price we receive for DMWG to the price of corn.  All of our 2007 contracts were based on a flat pricing schedule.

•
During 2008 we recognized a loss on hedging from ethanol derivative instruments of approximately $2.4 million compared to a loss of approximately $2 million during 2007.  We held some ethanol swap contracts through July 2008.  The value of these swap contracts decreased as ethanol prices increased during the first half of 2008.  We exited the swaps as ethanol prices started to decrease in July 2008.  These losses are included in revenue on our financial statements.

Prospective Information:

•
Ethanol – ethanol prices that increased sharply during the last quarter of 2009 have declined rapidly during January - March 2010 as the supply of ethanol has become more readily available as production has increased industry wide.  We anticipate that ethanol prices will continue to increase or decrease with the price of corn, gasoline and crude oil and also be impacted by blending economics and the supply and demand for ethanol.  As plants have started up or increased production in response to the improved margins, some in the industry are predicting another possible oversupply situation similar to what the industry went through in late 2008 and early 2009.  If that were to happen we believe ethanol prices would decline relative to corn prices and could again lead to negative margins.  We believe there will continue to be a cyclical component to ethanol prices until demand for ethanol catches up with total available ethanol capacity but we cannot be certain of how the price of ethanol will change, as it is a market driven commodity.

At this time we cannot predict the impact of the implementation of the low carbon fuel standard (“LCFS”) in California.  The LCFS is scheduled to take effect on January 1, 2011.  As of March 15, 2010, the LCFS has not had any impact on our ethanol sales from companies trying to comply early with the standard.

•
Distillers Grains - Distillers grains prices normally follow the price of corn.  We believe distillers grains prices will remain consistent with corn price fluctuations but we cannot be certain of how the price of distillers grains will change, as it is a market driven commodity.

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Corn Oil Extraction – during 2009 we terminated an agreement we had to operate a third party’s corn oil extraction equipment at our plant.  This agreement was entered into during 2008 and was contingent upon the third party obtaining financing for its project.  The equipment was never installed at our plant site.  We are not currently seeking to install corn oil extraction equipment and do not anticipate pursuing this project in 2010.

Cost of Goods Sold and Gross Margin

We experienced significantly lower costs of goods sold in 2009 compared to 2008 with a decrease of approximately $43 million.  The decrease was largely due to lower corn costs (approximately $38 million) and were mostly offset by the lower revenues noted above.  Our other costs of goods sold decreased by approximately $5 million and largely contributed to the increase in our gross margin of approximately the same amount.

2009 compared to 2008

Our gross margin for 2009 was approximately $6 million compared to $900,000 for 2008.  Our total cost of goods sold per gallon of ethanol produced decreased by 27% compared to 2008 ($1.76 per gallon vs. $2.39 per gallon).  The decrease in cost of goods sold is attributable to a number of factors including:

•
Corn cost – our corn costs per gallon of ethanol produced decreased 30% during 2009 due, in large part, to average market corn prices that were significantly lower in 2009 compared to 2008.  During 2009 we also took measures to decrease our exposure to losses on firm purchase commitments by limiting the amount of corn we had under fixed price contracts at any one time.  We also renewed our focus on procuring corn from and building relationships with local farmers and elevators.  As an end user of corn we typically enter in to fixed price contracts to ensure an adequate supply of corn to operate our Plant.  During 2008, we recognized losses on firm purchase commitments of approximately $3.5 million which resulted from having entered into fixed price contracts to purchase corn at prices that became significantly higher than market prices as corn prices dropped sharply during the last six months of 2008.  During 2009 we recognized losses of approximately $169,000 on firm purchase commitments due to having fewer bushels under fixed price contracts and less volatility in the corn market during 2009 as compared to 2008.  In addition, we had to write down our corn and ethanol inventory to the lower of cost or market.  For the periods ended December 31, 2009 and 2008, we had recorded lower of cost or market adjustments related to our corn and ethanol inventories of approximately $1.5 million and $771,000, respectively.

•
We used options and futures contracts to hedge our long corn position during both 2008 and 2009.  We recognized a loss of approximately $475,000 and a gain of approximately $6.2 million related to our corn hedging activities during 2009 and 2008, respectively.

•
Other cost of goods sold – our other cost of goods sold consists primarily of chemical ingredients, depreciation, denaturant, repairs, energy and labor needed to operate the Plant.  These costs decreased approximately $5.2 million in 2009 compared to 2008.  We experienced decreases in our chemical ($1.7 million), denaturant ($1.6 million) and coal costs ($1.2 million) during the year.  Many of the chemicals we use, along with denaturant, are commodities – these items decreased in price during 2009 compared to 2008 as commodities in general decreased compared to the record highs in late June/early July 2008.  Our coal costs decreased due to having our coal unloading facility operational for a full year.  This facility was placed in service in September 2008 and has been operating as intended and providing a savings of between $9 and $10 per ton of coal used.  These decreases were offset in part by an increase in our electrical costs ($262,000) as our rates increased in 2009 compared to 2008 and also an increase in depreciation ($100,000) as we started to depreciate our coal unloading facility.

2008 compared to 2007

Our gross margin for 2008 was approximately $900,000 compared to approximately $14.8 million for 2007.  Our total cost of goods sold per gallon of ethanol produced increased by 38% compared to 2007 ($2.39 per gallon vs. $1.73 per gallon).  The increase in cost of goods sold is attributable to a number of factors including:

•
Corn cost – our corn costs per gallon of ethanol produced increased 42.5% during 2008.  As an end user of corn we typically enter in to fixed price contracts to ensure an adequate supply of corn to operate our Plant.  We reaped the benefits of this strategy during the first seven months of 2008 as we had entered in to fixed price contracts to purchase corn at prices that became significantly under the market value of corn as commodity prices increased to their peak in late June/early July 2008.  Because ethanol prices increased along with corn prices we were able to operate profitably during this period.  The decrease in prices during the last half of 2008 had the opposite effect on our margins as we had entered in to fixed price contracts to purchase corn at prices that became significantly higher than the market value of corn.  Because ethanol prices decreased along with corn prices we incurred significant losses during this period which more than offset the profit earned during the first six months of 2008.  Further exacerbating our losses was the fact that we had to accrue losses on the corn under fixed price contracts that had not yet been delivered.  We recognized a loss on firm purchase commitments of approximately $3.1 million during the third quarter of 2008 and had approximately $1.4 million accrued as of December 31, 2008.  Our total loss on firm purchase commitments for 2008 was approximately $3.5 million.  In addition, we had to write down our corn and ethanol inventory to the lower of cost or market.  As of December 31, 2008 this amounted to a write down of $212,000 for corn inventory and $559,000 for ethanol.  We did not have any losses on firm purchase commitments or lower of cost or market inventory adjustments during 2007.

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Partially offsetting the increase in corn costs during 2008 were gains recognized from our corn hedging activities of approximately $6.2 million.  During 2007, we recognized gains from our corn hedging activities of approximately $3 million.  The losses we sustained during 2008 along with difficulties we encountered in trying to raise additional short term liquidity through increasing our short term line of credit have left us with an amount of available capital that will not allow us to take aggressive hedge positions even if the opportunity arises where we could lock in a margin using either corn or ethanol related derivative instruments.

•
Other cost of goods sold – our other cost of goods sold consists primarily of chemical ingredients, depreciation, repairs, energy and labor needed to operate the Plant.  We experienced increases in our chemical, coal and repair costs during the year.  Chemical costs increased due to price increases for some of our main chemicals (including anhydrous ammonia, sodium bicarbonate and sulfuric acid) as world demand for these chemicals increased causing a shortage in supply.  Our coal costs increased due to running a full year on more expensive PRB coal during 2008.  Repair costs increased as we entered our second year of operation and took the Plant down for two scheduled maintenance outages.

Prospective Information:

•
Corn – corn prices have remained fairly constant during January - March 2010.  There has been a relative strengthening of corn prices vs. ethanol prices which has decreased margins in early 2010 compared to the fourth quarter of 2009.  We cannot be certain how the price of corn will change as it is a market driven commodity.

•	Energy needs – we have contracts in place for our main energy needs. See below for information on our main energy costs:

o
Coal – we entered into a new two year coal supply agreement during 2009.  Our raw coal costs increased approximately 6% under this new agreement.  We anticipate that our coal costs for 2010 will be slightly higher during 2010 due to this price increase.  A portion of our coal cost is related to removing and disposing of the ash generated from burning the coal.  We currently pay to dispose of this waste.  We are in the process of exploring alternative uses for our ash which may allow us to eliminate the cost of disposal.  If we are successful in this venture we would anticipate a reduction in our coal and ash costs of approximately $300,000 on an annual basis.

o
Electricity – we have an agreement with Roughrider Electric for our electric needs.  This contract does not offer price protection, however, and we have received notice that our rates will increase approximately 7% in 2010 compared to 2009 rates.

•
Chemicals – we have contracts in place for our chemical supply needs.  The contracts call for competitive market pricing.  It is difficult to predict the pricing for our chemicals and denaturant as they are market driven commodities.  Through February 2010 we have seen some small increases in our main chemicals and denaturant – based on this information we would expect our chemical costs to be higher in 2010 compared to 2009.

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Labor costs – we did institute some cost of living wage increases at the end of 2009 and are also considering the reinstatement of our quarterly bonus program.  If the program is reinstated, we would expect our labor costs to be slightly higher in 2010 compared to 2009.

General and Administrative Expenses

2009 compared to 2008

General and administrative expenses for 2009 were approximately $44,000 lower than 2008.

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A decrease of approximately $417,000 in management fees.  Our management company is paid a monthly fee plus 4% of our net income.  During 2008, the 4% of net income was paid based on our quarterly net income which resulted in an expense of approximately $325,000 compared to approximately $34,000 for 2009 based on our annual net income.

•
The Company also recognized a decrease of in various general and administrative costs of approximately $219,000 due to cost cutting measures instituted at the beginning of 2009.  We had lower board meeting expense costs as our board members suspended their pay for 2009, we also had lower office supplies expense costs, lower purchased services costs and smaller decreases in other areas.

The decrease in general and administrative costs was partially offset by:

•	An increase in our bank fees of approximately $182,000 as we paid $175,000 in fees to our bank related to the negotiation of the principal deferral.

•
An increase in legal fees of approximately $170,000 as additional work was required on our proxy statement related to the amended and restated member control agreement, the development of our corn procurement program and various other matters that took place during 2009.

•
An increase in permitting and licensing fees of approximately $154,000.  This included a one-time registration fee of approximately $66,000 to complete our registration as a fuel additive manufacturer and we also incurred additional permitting costs related to our new air permit application.

2008 compared to 2007

General and administrative expenses decreased approximately $357,000 (11.1%) primarily due to:

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A decrease of approximately $534,000 in professional service fees (including legal, accounting, consulting on permits and other professional services) as our employees started to take over additional responsibilities in these areas in an effort to reduce our dependence on outside services.

The decrease in general and administrative costs was partially offset by:

•	An increase in our real estate taxes of approximately $157,000 as 2008 represented the first year of the phase-out of our tax exemption.

Prospective Information:

•
We anticipate our general and administrative expenses for 2010 to be similar to 2009 with the following exceptions:  Our legal fees may increase as we move into mediation proceedings with our design builder.  We are scheduled to have an increase in our real estate taxes of approximately $90,000 as we enter the third year of the phase out of our tax exemption.

Interest Expense

Our interest costs are made up of the following components:

Interest expense for the year ended December 31,	2009	2008	2007
Interest expense on long-term debt	$2,930,910	$3,545,910	$5,160,282
Amortization/write-off of deferred financing costs	567,386	201,020	214,169
Change in fair value of interest rate swaps	(500,843)	1,817,338	933,256
Net settlements on interest rate swaps	991,463	449,031	(39,000)
Total interest expense	$3,988,916	$6,013,299	$6,268,707

2009 compared to 2008

•
Interest expense on long-term debt – approximately $600,000 lower than 2008 due primarily to interest rates that averaged approximately 1% lower during 2009 than 2008.  The amount reported as interest expense on our long-term debt in our Annual Report on Form 10-K for the year ended December 31, 2008 was $4 million which included the net settlements on interest rate swaps.  This amount has been reported separately above.

•
Amortization of deferred financing costs – during the first quarter of 2009 we wrote off the remaining balance of our deferred financing costs (approximately $517,000) due to uncertainties in our ability to meet our debt obligations that existed at the time.

•
Change in fair value of interest rate swaps – we recorded a loss from the change in fair value of our interest rate swap during 2008 as interest rates decreased which decreases the value of our swap.  During 2009 the replacement rates on our swaps remained fairly constant.  The increase in the fair value of our swaps during 2009 had more to do with the passage of time - as we get closer to the expiration date of our swaps we anticipate the value of the swaps will move toward $0.

•	Net settlements on interest rate swaps – the replacement rates on our swaps were lower for the whole year in 2009 compared to 2008 which lead to an increase in the settlement payments on our swaps.

2008 compared to 2007

•
Interest expense on long-term debt – approximately $1.5 million lower than 2007 due to lower interest rates and also lower outstanding debt balances for a portion of the year as we paid down part of our Long-Term Revolving Note as a way to use our excess cash.

•
Change in fair value of interest rate swaps – interest rates continue to decrease during 2008 in response to the global economic crisis that developed during the last six months of 2008.  The decrease in rates led to further declines in the fair value of our interest rate swaps which resulted in additional losses.

•
Net settlements on interest rate swaps – as the replacement rates on our swaps continued to decline during 2008 and became lower than our swap rates, we started to have to make settlement payments on our swaps.

Prospective Information:

Interest rates stayed relatively constant at very low levels during 2009.  Because variable rates have been so low, the interest rate on our senior debt for most of 2009 was 6% which is the floor established in the 6th Amendment to our Construction Loan Agreement.  We do not feel we can accurately predict interest rates for 2010 as it will largely depend on government monetary policy.  In general, an increase in interest rates will have a positive impact on the value of our interest rate swaps but will increase the amount of interest we pay on the variable interest rate portion of our notes.

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Other Income and Expense

Other income includes payments from our state ethanol incentive program, interest income and grant income.  Other income, net was approximately $1.2 million, $2.6 million and $800,000 for the fiscal years ended December 31, 2009, 2008 and 2007, respectively.

During 2009, conditions were met that triggered payments to be made under the state of North Dakota’s ethanol incentive program.  We received approximately $660,000 and $2.1 million and $0 under this program during 2009, 2008 and 2007, respectively.  The program had a minimal amount of available funds at the end of 2009 and will not be funded again until June 2010.  We cannot accurately predict how much we may receive from this program in the future and the amount could ultimately be $0.

Interest income was approximately $470,000, $426,000 and $432,000 for the fiscal years ended December 31, 2009, 2008 and 2007, respectively.

•
2009 interest income – primarily the result of interest earned on sales and use tax paid during Plant construction as explained below.  We received the remaining portion of the sales tax refund during 2009 which included interest of approximately $390,000.  The remaining interest income of approximately $80,000 was made up of interest earned on cash balances and finance charges charged to customers.

•
2008 interest income – primarily the result of interest earned on sales and use tax paid during Plant construction.  We received an exemption from sales and use tax for items used in the construction of our Plant.  Because our general contractor paid for most of the items and then billed us they had to pay the requisite sales and use tax and then turn around and request a refund of those amounts.  Due to the volume of invoices for materials used to construct the Plant a refund request was not completed until June 2008.  We have received a portion of the refund along with interest.  The interest portion totaled approximately $380,000.  The remaining interest income of approximately $46,000 was derived from excess operating cash and approximately $4.2 million set aside to cover the final construction costs that have not been paid to our general contractor.

•
2007 interest income – primarily the result of funds held in money market accounts.  The funds consisted of excess operating cash along with approximately $3.9 million set aside to cover the final construction costs that have not been paid to Fagen.

Grant income was approximately $37,000, $73,000 and $27,750 for the fiscal years ended December 31, 2009, 2008 and 2007, respectively.  We do not anticipate receiving any significant grant income during 2010.

Prospective Information:

During January 2010, we did record a business interruption insurance settlement of approximately $983,000 related to the unplanned outage we experienced in October 2009.  We do not anticipate receiving any other significant amount of other income during 2010.  We also do not anticipate receiving a significant amount of interest income during 2010.  We do anticipate receiving interest income on the cash set aside to pay our general contractor for the final construction costs but, based on current interest rates paid on deposits, feel the amount will not be material.

Plant Operations

Operations of Ethanol Plant

We produced approximately 49.8 million gallons of ethanol in 2009 which is approximately 100% of name-plate capacity.  At various times during 2009 we operated the plant at a reduced rate for economic reasons.  Management will continue to evaluate the plant production rate based on a number of factors, including market economics and corn availability.  Based on margins that currently exist in the industry we anticipate running the plant at what we consider its normal rate which would lead to production of approximately 54 million gallons of ethanol.

Due to the improvement in margins, the timely negotiation of the deferral of two principal payments with the Bank during 2009 and various cost containment measures implemented during 2009 the Company is now in a better financial position than at the end of 2008.  We project that, under current market conditions, we will maintain compliance with our loan covenants, meet our debt obligations and be able to fund our operations through cash generated from operations during 2010.

Critical Accounting Estimates

Management uses estimates and assumptions in preparing our financial statements in accordance with generally accepted accounting principles. These estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Of the significant accounting policies described in the notes to our financial statements, we believe that the following are the most critical.

Derivative Instruments

From time to time the Company may enter into derivative transactions to hedge its exposure to commodity price and interest rate fluctuations.  The Company is required to record these derivatives on the balance sheet at fair value.

In order to reduce the risk caused by market fluctuations of corn, ethanol and interest rates, we enter into option, futures and swap contracts. These contracts are used to fix the purchase price of our anticipated requirements of corn in production activities and the selling price of our ethanol product and limit the effect of increases in interest rates. The fair value of these contracts is based on quoted prices in active exchange-traded or over-the-counter markets and discounted cash flow analysis on the expected cash flows of each instrument. The fair value of the derivatives is continually subject to change due to the changes in market conditions and interest rates. We do not typically enter into derivative instruments other than for hedging purposes.  On the date the derivative instrument is entered into, we will designate the derivative as either a hedge of the variability of cash flows of a forecasted transaction or will not designate the derivative as a hedge.  Currently, none of our derivative instruments are classified as a cash flow hedge for accounting purposes. Changes in the fair value of a derivative instrument that is designated and meets all of the required criteria for a cash flow or fair value hedge is recorded in accumulated other comprehensive income and reclassified into earnings as the hedged items affect earnings. Changes in fair value of a derivative instrument that is not designated and accounted for as a cash flow or fair value hedge is recorded in current period earnings. Although certain derivative instruments may not be designated and accounted for as a cash flow or fair value hedge, they are effective economic hedges of specific risks.

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Inventory

We value our inventory at the lower of cost or market.  Our estimates are based upon assumptions believed to be reasonable, but which are inherently uncertain and unpredictable.  These valuations require the use of management’s assumptions which do not reflect unanticipated events and circumstances that may occur.  In our analysis, we consider future corn costs, ethanol prices and distillers gains prices, the effective yield and estimated future profit margins.  Our inventory consists of raw materials, work in process, and finished goods. The work in process inventory is based on certain assumptions. The assumptions used in calculating work in process are the quantities in the fermenter and beer well tanks, the lower of cost or market price used to value corn at the end of the month, the effective yield, and the amount of dried distillers grains assumed to be in the tanks.

Commitments and Contingencies

Contingencies, by their nature, relate to uncertainties that require management to exercise judgment both in assessing the likelihood that a liability has been incurred, as well as in estimating the amount of the potential expense. In conformity with United States generally accepted accounting principles, we accrue an expense when it is probable that a liability has been incurred and the amount can be reasonably estimated.

Long-Lived Assets

Depreciation and amortization of our property, plant and equipment is applied on the straight-line method by charges to operations at rates based upon the expected useful lives of individual or groups of assets placed in service. Economic circumstances or other factors may cause management’s estimates of expected useful lives to differ from the actual useful lives. Differences between estimated lives and actual lives may be significant, but management does not expect events that occur during the normal operation of our Plant related to estimated useful lives to have a significant effect on results of operations.

Long-lived assets, including property, plant and equipment are evaluated for impairment on the basis of undiscounted cash flows whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. An impaired asset is written down to its estimated fair market value based on the best information available. Considerable management judgment is necessary to estimate future cash flows and may differ from actual cash flows. Management does not expect that an impairment of assets will exist based on their assessment of the risks and rewards related to the ownership of these assets and the expected cash flows generated from the operation of the Plant.

Liquidity and Capital Commitments

Statement of Cash Flows for the years ended December 31,	2009	2008	2007
Cash flows from operating activities	$7,936,258	$8,495,564	$2,684,633
Cash flows from (used in) investing activities	532,170	(2,300,195)	(3,974,839)
Cash flows from (used in) financing activities	311,824	(9,993,239)	9,100,193

Cash flows

As noted in the footnotes to the financial statements on page F-7 of this Annual Report, certain items in the cash flow statement have been reclassified to conform to the presentation provided in fiscal year 2009.  The reclassification had no effect on total operating, investing or financing cash flows, net income (loss) or members’ equity as previously reported.

Operating activities.

Typically our net income (loss) before depreciation, amortization and certain other noncash charges is a significant contributor to cash flows from operating activities. The changes in cash flows from operating activities generally follow the results of operations as discussed in Financial and Operating Data and also are affected by changes in working capital.

2009 Compared to 2008

Cash flows provided by operating activities in 2009 decreased approximately $600,000 from the comparable prior period, as a result of:

•
A net decrease in the change in various non-cash charges of approximately $2.9 million primarily related to a decrease in the change in market value of our interest rates swaps and other derivative instruments of approximately $3.4 offset by an increase in depreciation of approximately $100,000 and an increase in amortization of approximately $360,000 due to the write-off of our remaining deferred financing costs earlier in 2009.

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•
A net decrease in cash flow from changes in working capital items of approximately $3.4 million.  This change is primarily the result of a decrease in the change in the accrual for our loss on firm purchase commitments of approximately $2.9 million along with normal changes in other working capital items of approximately $500,000.

Partially offsetting the decrease in cash flows from working capital items was:

•	An increase in net income of approximately $5.7 million. Please review the “Results of Operations” for an in depth explanation of our net income for 2009 as compared to 2008.
2008 Compared to 2007

Cash flows provided by operating activities in 2008 increased $5.8 million from the comparable prior period, as a result of:

•	A net increase in cash flow from changes in working capital items of approximately $11.9 million. This change is primarily the result of:

o
A net decrease in cash flow from working capital items during 2007 as the Plant started operations.  Most production related working capital items started at a balance close to zero on January 1, 2007 and were built to their resulting balance at the end of December 31, 2007 through normal plant operations.  This resulted in a net use of cash from changes in working capital items of approximately $7.4 million.

o	At December 31, 2008, the change in the balance of our working capital items resulted in a positive cash flow of approximately $4.5 million - primarily as a result of the following:

▪	Our receivable balances were lower by approximately $3.3 million due to lower ethanol prices.

▪	The combined total of inventory and prepaid inventory decreased approximately $557,000 due lower inventories on hand, the result of normal fluctuations and timing of production and delivery of corn.

▪	The cash held in our margin account was lower by approximately $1.5 million as our risk management committee had reduced our hedging position in response to the uncertain market conditions.

▪	An increase in the accrued loss on firm purchase commitments of approximately $1.4 million

Offset in part by:

▪	Our accounts payable and accrued expenses decreased by a combined $1.8 million due to lower inventories being maintained and the fluctuations due to the timing of purchases.

▪	Net settlements on our interest rate swaps of approximately $450,000

•
A net increase in various non-cash charges of approximately $5.4 primarily related to an increase in the change in the fair value of our hedging derivative instruments of approximately $4 million and an increase in the change in the fair value of our interest rates swaps of approximately $1.4 million

Partially offsetting the increase in cash flows from working capital items was:

•	A decrease in net income of approximately $11.5 million. Please review the “Results of Operations” for an in depth explanation of our net income for 2008 as compared to 2007.

Investing activities.

Cash flows used in investing activities in 2009 decreased $2.8 million compared to 2008, the result of lower capital expenditures in 2009.  We had very minimal capital expenditures during 2009 as we didn’t have any major projects to complete and conserved cash in an effort to maintain liquidity.  We also received a refund of sales tax amounts paid on the original construction of our plant which reduced the cost of our plant and are shown as an offset to our capital expenditures on the cash flow statement.  We had one major capital project during 2008 which was our coal unloading facility.

Cash flows used in investing activities in 2008 decreased $1.7 million compared to 2007, the result of lower capital expenditures in 2008.  We only had one major capital project during 2008 which was to build a coal unloading facility on our site.  The capital expenditures made during 2007 were made to finalize Plant construction.

Financing activities.

Cash flows used in financing activities in 2009 decreased $10.3 million compared to 2008 primarily related to lower debt payments in 2009 and borrowing the remaining capacity on our Long-Term Revolving note during 2009.  Our bank allowed us to defer two principal payments during 2009 which decreased our debt service requirements by approximately $2.2 million.  These payments will be added to the end of the term of the loan.  We made scheduled debt service payments of approximately $2.5 million.  In addition we borrowed the remaining $3.5 million of available capacity on our Long-Term Revolving note during 2009.

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Cash flows used in financing activities in 2008 decreased $19.1 million compared to 2007, primarily the result of a transition to debt service.  We borrowed approximately $9.3 million of long-term debt under our construction loan agreements during 2007 as Plant construction was finalized.  During 2008 we made principal payments of approximately $10.1 million on our long term debt.  This consisted of our scheduled principal payments of approximately $4.3 million along with an additional principal payment of $2.3 million in accord with the excess cash flow payment terms of our note agreements.  In addition we made a temporary pay down of $3.5 million on our Long-Term Revolving note as a way to better use our excess cash.

Capital Expenditures

We did not incur any significant capital expenditures during 2009 and had one major project during 2008 which was the construction of our coal unloading facility.  For 2010 we anticipate that we may have approximately $500,000 of capital expenditures related to the replacement of certain rolling stock and upgrades to our Plant.  We could also have additional capital expenditures related to meeting emissions requirements and/or preparing to try and meet requirements of low-carbon fuel standards.  At this time we cannot accurately estimate the dollar amount of these potential expenditures and whether we would be able to fund them from operations.  Based on our projections as of March 2010, we believe we can fund our planned capital expenditures from our operating cash flows and/or financing options that may be available to us.

Capital Resources

We are subject to a number of covenants and restrictions in connection with our credit facilities, including:

•	Providing the Bank with current and accurate financial statements;

•	Maintaining certain financial ratios including minimum net worth, working capital and fixed charge coverage ratio;

•	Maintaining adequate insurance;

•	Make, or allow to be made, any significant change in our business or tax structure; and

•	Limiting our ability to make distributions to members.

The original construction loan agreement, as amended, also contains a number of events of default (including violation of our loan covenants) which, if any of them were to occur, would give the Bank certain rights, including but not limited to:

•	declaring all the debt owed to the Bank immediately due and payable; and

•	taking possession of all of our assets, including any contract rights.

The Bank could then sell all of our assets or business and apply any proceeds to repay their loans. We would continue to be liable to repay any loan amounts still outstanding.

During 2009, we successfully negotiated the deferral of two principal payments with our Bank which allowed us sufficient liquidity to continue operations through 2009.  In March 2010, we also entered into the 7th Amendment which changed the definition of some of our loan covenants and waived all prior covenant violations.  These changes allowed us to regain compliance with all of our loan covenants as of December 31, 2009, and we project that, under market conditions that exist during March 2010 and our assumptions about future market conditions, we will maintain compliance with those covenants throughout 2010.  Our projections assume slight improvement in the spread between ethanol and corn prices during the last six months of 2010 as we anticipate that the current oversupply situation will be mitigated, in part, by an increase in gasoline demand through the summer driving season and more discretionary blending due to the significant favorable spread that currently exists between gasoline and ethanol prices (when ethanol prices are lower than gasoline prices, blenders have an incentive to blend more ethanol into gasoline).

As of February 2010, we had available cash of approximately $10 million.  We did not have any available borrowing capacity as our Bank did not renew our $3.5 million line of credit when it expired in July 2009.  Our available cash does not include approximately $4.2 million that has been aside in conjunction with amounts withheld from Fagen as described earlier in this document.  Under current market conditions and our assumptions about future margins, we anticipate that we will have sufficient available capital to meet all of our obligations during 2010.

Short-Term Debt Sources

We do not currently have any short-term debt sources as our $3.5 million line of credit was not renewed during July 2009.  Under current market conditions and our assumptions about future margins, we would not anticipate needing to borrow any funds from a short-term line of credit to fund our operations during 2010.

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Long-Term Debt Sources

The Company has four long-term notes (collectively the “Term Notes”) in place as of December 31, 2009.  Three of the notes were established in conjunction with the termination of the original construction loan agreement on April 16, 2007.  The fourth note was entered into during December 2007 (the “December 2007 Fixed Rate Note”) when the Company entered into a second interest rate swap agreement which effectively fixed the interest rate on an additional $10 million of debt.  The construction loan agreement requires the Company to maintain certain financial ratios and meet certain non-financial covenants.  Each note has specific interest rates and terms as described below.

Term Notes - Construction Loan

	Outstanding Balance (Millions)		Interest Rate		Range of Estimated Quarterly Principal	Estimated Final
Term Note	December 31, 2009	December 31, 2008	December 31, 2009	December 31, 2008	Payment Amounts	Payment (millions)	Notes
Fixed Rate Note	$23.60	$24.70	6.00%	5.79%	$540,000 - $650,000	$18.30	1, 2, 4
Variable Rate Note	2.10	3.00	6.00%	6.04%	$450,000 - $460,000	1.20	1, 2, 3, 5
Long-Term Revolving Note	10.00	6.40	6.00%	5.74%	$277,000 - $535,000	7.70	1, 2, 6, 7
2007 Fixed Rate Note	8.80	9.20	6.00%	6.19%	$200,000 - $239,000	6.10	1, 2, 5

Notes

1 -	The scheduled maturity date is April 2012

2 -	Range of estimated quarterly principal payments is based on principal balances and interest rates as of December 31, 2009

3 -
Quarterly payments of $634,700 are applied first to interest on the Long-Term Revolving Note, next to accrued interest on theVariable Rate Note and finally to principal on the Variable Rate Note.  Variable Rate Note is estimated to be paid off in April 2010 as Excess Cash Flow payment that is due will be applied to the Variable Rate Note and to the Long-Term Revolving Note.

4 -	Interest rate based on 5.0% over three-month LIBOR with a 6% minimum, reset quarterly

5 -	Interest rate based on 5.0% over three-month LIBOR with a 6% minimum, reset quarterly

6 -	Interest rate based on 5.0% over one-month LIBOR with a 6% minimum, reset monthly

7 -	Principal payments would be made on the Long-Term Revolving Note once the Variable Rate Note is paid in full.

The Company also has $5.5 million in subordinated debt that matures in February 2011.  Interest is charged on these notes at 2% over the rate charged on the variable rate note.

Please see Note 5 to our Financial Statements in this Annual Report for a comprehensive discussion of our Long-Term Debt Sources.

Interest Rate Swap Agreements

In December 2005, we entered into an interest rate swap transaction that effectively fixed the interest rate at 8.08% on the outstanding principal of the Fixed Rate Note.  In December 2007, we entered into a second interest rate swap transaction that effectively fixed the interest rate at 7.695% on the outstanding principal of the December 2007 Fixed Rate Note.

The interest rate swaps were not designated as either a cash flow or fair value hedge. Market value adjustments and net settlements were recorded in interest expense.

Letters of Credit

During 2009, the Company issued $750,000 in letters of credit from the Bank in conjunction with the issuance of two bonds needed for operations.  There is no expiration date on the letters of credit and the Company does not anticipate the Bank having to advance any funds under these letters of credit.  The $137,000 letter of credit that was outstanding at December 31, 2008 has been allowed to expire.

Contractual Obligations and Commercial Commitments

We have the following contractual obligations as of December 31, 2009:

Contractual Obligations	Total	Less than 1 Yr	1-3 Years	3-5 Years	More than 5 Yrs
Long-term debt obligations *	$57,494,934	$9,911,028	$47,561,776	$22,130	$	―
Capital leases	56,978	45,518	6,708	4,752		―
Operating lease obligations	1,411,065	489,660	886,705	34,700		―
Corn Purchases **	4,095,920	4,095,920	―	―		―
Coal purchases	2,895,300	1,408,050	1,487,250	―		―
Contractual Obligation	176,000	176,000	―	―		―
Management Agreement	343,200	171,600	171,600	―		―
Water purchases	2,844,800	406,400	812,800	812,800		812,800
Total	$69,318,197	$16,704,176	$50,926,839	$874,382		$812,800

* - Long-term debt obligations shown in this table are based on the scheduled payments contained in the Term Notes including the effects of the waiver of principal and interest rate floor provided for in the Sixth Amendment as well as provisions of the Seventh Amendment.  We used the rates fixed in the interest rate swap agreements (see “Interest Rate Swap Agreements” in Note 5 to our audited financial statements) for the Fixed Rate Note and December 2007 Fixed Rate Note, respectively which should account for possible net cash settlements on the interest rate swaps.

** - Amounts determined assuming prices, including freight costs, at which corn had been contracted for cash corn contracts and current market prices as of December 31, 2009 for basis contracts that had not yet been fixed.

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Grants

In 2006, we entered into a contract with the State of North Dakota through the Industrial Commission for a lignite coal grant not to exceed $350,000.  We received $275,000 from this grant during 2006.  We are in the process of submitting the final report to the Industrial Commission at which time repayment of the grant will commence.   Because we have not met the minimum lignite usage requirements specified in the grant for any year in which the Plant has operated, we expect to repay the grant at a rate of approximately $35,000 per year.  This repayment could begin in 2010.

We have entered into an agreement with Job Service North Dakota for a new jobs training program. This program provides incentives to businesses that are creating new employment opportunities through business expansion and relocation to the state. The program provides no-cost funding to help offset the cost of training.  We will receive up to approximately $270,000 over ten years. For the years ended December 31, 2009, 2008 and 2007 we received approximately $37,000, $73,000 and $0, respectively.  We anticipate receiving approximately $40,000 from this grant for the year ended December 31, 2010.

North Dakota Ethanol Incentive Program

Under the program, eligible ethanol plants may receive a production incentive based on the average North Dakota price per bushel of corn received by farmers during the quarter, as established by the North Dakota agricultural statistics service, and the average North Dakota rack price per gallon of ethanol during the quarter, as compiled by AXXIS Petroleum. We received approximately $660,000, $2.1 million and $0 from this program during 2009, 2008 and 2007, respectively.  Because we cannot predict the future prices of corn and ethanol, we cannot predict whether we will receive any funds in the future.  The fund used to pay for this incentive program receives most of its funds on an annual basis.  Currently, there are no funds available for this program and it will not be funded again until June 2010.  The incentive received is calculated by using the sum arrived at for the corn price average and for the ethanol price average as calculated in number 1 and number 2 below:

1.	Corn Price :

a.
For every cent that the average quarterly price per bushel of corn exceeds $1.80, the state shall add to the amounts payable under the program $.001 multiplied by the number of gallons of ethanol produced by the facility during the quarter.

b.	If the average quarterly price per bushel of corn is exactly $1.80, the state shall not add anything to the amount payable under the program.

c.
For every cent that the average quarterly price per bushel of corn is below $1.80, the state shall subtract from the amounts payable under the program $.001 multiplied by the number of gallons of ethanol produced by the facility during the quarter.

2.	Ethanol Price:

a.
For every cent that the average quarterly rack price per gallon of ethanol is above $1.30, the state shall subtract from the amounts payable under the program $.002 multiplied by the number of gallons of ethanol produced by the facility during the quarter.

b.	If the average quarterly price per gallon of ethanol is exactly $1.30, the state shall not add anything to the amount payable under the program.

c.
For every cent that the average quarterly rack price per gallon of ethanol is below $1.30, the state shall add to the amounts payable under the program $.002 multiplied by the number of gallons of ethanol produced by the facility during the quarter.

Under the program, no facility may receive payments in excess of $1.6 million during the State of North Dakota’s fiscal year (July 1 – June 30).  If corn prices are low compared to historical averages and ethanol prices are high compared to historical averages, we will receive little or no funds from this program.

Off-Balance Sheet Arrangements

We do not have any off-balance sheet arrangements.

ITEM 7A QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK.

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We are exposed to the impact of market fluctuations associated with interest rates and commodity prices as discussed below. We have no exposure to foreign currency risk as all of our business is conducted in Unites States Dollars. We use derivative financial instruments as part of an overall strategy to manage market risk. We use cash, futures and option contracts to hedge changes to the commodity prices of corn and we use ethanol swaps to hedge changes in the commodity price of ethanol.  We do not enter into these derivative financial instruments for trading or speculative purposes, nor do we designate these contracts as hedges for accounting purposes pursuant to the requirements of SFAS 133, Accounting for Derivative Instruments and Hedging Activities.

Interest Rate Risk

We are exposed to market risk from changes in interest rates. Exposure to interest rate risk results primarily from holding a revolving promissory note and construction term notes which bear variable interest rates. Approximately $17.6 million of our outstanding long-term debt is at a variable rate as of December 31, 2009.  The Sixth Amendment to our Construction Loan Agreement places a minimum interest rate of 6% on our long-term debt outstanding with FNBO and increased the spread on the variable rate notes to 400 basis points over the one-month or three-month LIBOR rates.  One-month and three-month LIBOR rates were very low as of December 31, 2009 and, therefore, the interest rate on our debt was set at the floor of 6%.  Because of the interest rate floor placed on our debt we will not benefit from a decrease in rates from their current levels.  We anticipate that a hypothetical 1% increase in interest rates, from those in effect on December 31, 2009, would have a minimal impact on our interest expense as the variable rates noted above are almost 1% lower than the interest rate floor.  In order to achieve a fixed interest rate on the construction loan and reduce our risk to fluctuating interest rates, we entered into an interest rate swap contract that effectively fixes the interest rate at 8.08% on approximately $23.6 million of the outstanding principal of the construction loan.  We entered into a second interest rate swap in December 2007 and effectively fixed the interest rate at 7.695% on an additional $10 million of our outstanding long-term debt.  The interest rate swaps are not designated as either a cash flow or fair value hedge. Fair value adjustments and net settlements are recorded in interest expense.  We anticipate that a hypothetical 1% change in interest rates, from those in effect on December 31, 2009, would change the fair value of our interest rate swaps by approximately $650,000.

Commodity Price Risk

We expect to be exposed to market risk from changes in commodity prices.  Exposure to commodity price risk results from our dependence on corn in the ethanol production process and the sale of ethanol.

We enter in to fixed price contracts for corn purchases on a regular basis.  It is our intent that, as we enter in to these contracts, we will use various hedging instruments (puts, calls and futures) to maintain a near even market position.  For example, if we have 1 million bushels of corn under fixed price contracts we would generally expect to enter into a short hedge position to offset our price risk relative to those bushels we have under fixed price contracts.  Because our ethanol marketing company (RPMG) is selling substantially all of the gallons it markets on a spot basis we also include the corn bushel equivalent of the ethanol we have produced that is inventory but not yet priced as bushels that need to be hedged.

Although we believe our hedge positions will accomplish an economic hedge against our future purchases, they are not designated as hedges for accounting purposes, which would match the gain or loss on our hedge positions to the specific commodity purchase being hedged.  We use fair value accounting for our hedge positions, which means as the current market price of our hedge positions changes, the gains and losses are immediately recognized in our cost of sales.  The immediate recognition of hedging gains and losses under fair value accounting can cause net income to be volatile from quarter to quarter and year to year due to the timing of the change in value of derivative instruments relative to the cost of the commodity being hedged.

As of December 31, 2009 we had approximately 1.1 million bushels of corn under fixed price contracts.  These contracts were priced below current market prices so we did not have any accrued a loss on firm purchase commitments related to these contracts.  We would expect a sustained $0.10 change in the price of corn to have an approximate $110,000 impact on our net income.

We entered into ethanol swap contracts and corn futures and options positions equivalent to approximately 3.2 million bushels of corn to offset our net long position which includes corn in inventory, corn purchased under fixed price contracts and corn converted to ethanol but not yet priced.  The immediate recognition of hedging gains and losses under fair value accounting can cause net income to be volatile from quarter to quarter due to the timing of the change in value of the derivative instruments relative to the cost and use of the commodity being hedged.  There are several variables that could affect the extent to which our derivative instruments are impacted by price fluctuations in the cost of corn or ethanol.  However, it is likely that commodity cash prices will have the greatest impact on the derivatives instruments with delivery dates nearest the current cash price.

It is the current position of RPMG (our ethanol marketing company) that, under current market conditions, selling ethanol in the spot market will yield the best price for our ethanol.  RPMG will, from time to time, contract a portion of the gallons they market with fixed price contracts.  We had no fixed price contracts for the sale of physical ethanol outstanding at December 31, 2009 or 2008.

We estimate that our expected corn usage will be between 18 million and 20 million bushels per year for the production of approximately 50 million to 54 million gallons of ethanol.  As corn prices move in reaction to market trends and information, our income statements will be affected depending on the impact such market movements have on the value of our derivative instruments.

To manage our coal price risk, we entered into a coal purchase agreement with our supplier to supply us with coal, fixing the price at which we purchase coal. If we are unable to continue buying coal under this agreement, we may have to buy coal in the open market.

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ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA.

Our financial statements and supplementary data are included on pages F-1 to F-22 of this Report.

ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURES.

Boulay, Heutmaker, Zibell & Co., P.L.L.P. has been our independent auditor since 2005 and is our independent auditor at the present time. We have had no disagreements with our auditors.

ITEM 9A(T). CONTROLS AND PROCEDURES.

Evaluation of Disclosure Controls and Procedures

We conducted an evaluation under the supervision and with the participation of our management, including our Chief Executive Officer and Chief Financial Officer of the effectiveness of the design and operation of our disclosure controls and procedures.  The term “disclosure controls and procedures, as defined in Rule 13a-15(e) and rule 15d-15(e) under the Securities Exchange Act of 1934 (“Exchange Act”), as amended, means controls and other procedures of a company that are designed to ensure that information required to be disclosed by the company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Securities and Exchange Commission’s (“SEC”) rules and forms.  Disclosure controls and procedures also include, without limitation, controls and procedures designed to ensure that information required to be disclosed by a company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the company’s management, including its principal executive and principal financial officers, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

Our Chief Executive Officer and Chief Financial Officer, after evaluating the effectiveness of our disclosure controls and procedures as of December 31, 2009, have concluded that our disclosure controls and procedures are effective and are adequately designed to ensure that information required to be disclosed by us in the reports we file or submit under with the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the applicable rules and forms.

Management’s Annual Report on Internal Control Over Financial Reporting

Management is responsible for establishing and maintaining adequate internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the Company.   Management assessed the effectiveness of our internal control over financial reporting as of December 31, 2009. In making this assessment, management used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in Internal Control–Integrated Framework.

Based on our evaluation under the framework in Internal Control–Integrated Framework, management concluded that our internal control over financial reporting was effective as of December 31, 2009.

This report does not include an attestation report of our registered public accounting firm regarding internal control over financial reporting.  Management’s report was not subject to the attestation by our registered public accounting firm pursuant to temporary rules of the SEC that permit us to provide only management’s report in this Annual Report.

Changes in Internal Controls

There have been no changes in our internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) that occurred during the fiscal quarter ended December 31, 2009, that have materially affected, or are reasonably likely to materially affect, the Company’s internal control over financial reporting.

Inherent Limitations on the Effectiveness of Controls

Management does not expect that our disclosure controls and procedures or our internal control over financial reporting will prevent or detect all errors and all fraud.  A control system, no matter how well conceived and operated, can provide only reasonable, not absolute, assurance that objectives of the control systems are met.  Further, the design of a control system must reflect the fact that there are resource constraints, and the benefits of controls must be considered relative to their costs.  Because of the inherent limitations in a cost-effective control system, no evaluation of internal controls over financial reporting can provide absolute assurance that misstatements due to error or fraud will not occur or that all control issues and instances of fraud, if any, have been detected or will be detected.

These inherent limitations include the realities that judgments in decision-making can be faulty and that breakdowns can occur because of a simple error or mistake.  Controls can also be circumvented by the individual acts of some persons, by collusion of two or more people, or by management override of the controls.  The design of any system of controls is based in part on certain assumptions about the likelihood of future events, and there can be no assurance that any design will succeed in achieving its stated goals under all potential future conditions.  Projections of any evaluation of controls effectiveness to future periods are subject to risks.  Over time, controls may become inadequate because of changes in conditions or deterioration in the degree of compliance with policies and procedures.

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All internal control systems, no matter how well designed, have inherent limitations. Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation. Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

ITEM 9B. OTHER INFORMATION

None.

PART III

ITEM 10. DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Red Trail Energy has seven (7) governors.  Each governor is elected to a three year term.  The terms of the governors are staggered, so that the terms of two governors expire in one year (Group I), two expire the next year (Group II), and three expire the following year (Group III).  The staggering of the terms of the governors commenced at the Annual Meeting of the members which was held on May 30, 2007, at which meeting two governors were elected to an initial one year term, two governors were elected to an initial two year term, and three governors were elected to an initial three year term.  The governors’ seats, as voted on at the 2007 Annual Meeting, were assigned to a class as follows:

Group I:   Jody Hoff and Ronald Aberle
Group II:  Mike Appert and William Price
Group III: Tim Meuchel, Frank Kirschenheiter and Roger Berglund (now filled by Sid Mauch)

The initial two year term of the governors in Group II expired at the 2009 Annual Meeting and the Group II governor seats were filled via the election of Mr. Price and Mr. Appert for an additional three-year term.  The initial three year term of governors in Group III expires at the 2010 Annual Meeting, and nominees elected at the 2010 Annual Meeting will serve for an additional three year term that will expire at the 2013 Annual Meeting.  One Group III governor, Roger Berglund, resigned as a governor of the Company effective December 10, 2008.  At a March 31, 2009 Board of Governors meeting, the Board filled Mr. Berglund’s seat by the appointment of Sid Mauch, who will serve the remainder of Mr. Berglund’s term.

GOVERNORS

Our Board of Governors

Our current Board of Governors consists of seven (7) governors.  The names and ages of all of our governors and the positions held by each with the Company are as follows:

Name	Age	Position
Mike Appert	41	Governor, Chairman
William Price	47	Governor, Secretary
Jody Hoff	37	Governor, Vice Chairman
Frank Kirschenheiter	59	Governor, Treasurer
Tim Meuchel	51	Governor
Ronald Aberle	47	Governor
Sid Mauch	64	Governor

Identification of Governors

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Mike Appert

Mr. Appert currently serves as the Chairman of the Board of Governors.  He previously served as Secretary.  He is a member of our Acquisition, Governance, Nominating and Risk Management Committees and has been a Governor since our inception.

Mr. Appert has been the owner and president of Appert Acres, Inc., a corn, soybean, sunflowers and small grains farming operation since 1991, as well as operating a Mycogen Seeds Dealership.  He also serves on several boards which include the Hazelton Airport Authority as president, the Goose Lake Chapter Pheasants Forever as Treasurer and the Hazelton Lions Club.

William Price

Mr. Price has served as a Governor since our inception and is a member of our Acquisition Committee.  He served as Vice President from inception of the Company until May 2007, and currently serves as Secretary and is the chairman of the Nominating Committee.

Since 1980, Mr. Price has been the managing partner and is currently vice president of Price Cattle Ranch LLP, a cattle operation.  Since 1997, he has been the managing partner and is currently the president of Missouri River Feeders LLP, a feedlot and diversified farm.  He also serves as a governor of Quality Dairy Growers, LLC, a dairy operation, and is a governor of Sunnyside Feeds, LLC, a custom feed plant.  Mr. Price is also a governor of North Dakota Sow Center LLLP, a 10,000 head ISO wean facility.  Mr. Price is a member of multiple associations, including the North Dakota Stockmen’s Association, the National Cattlemen’s Beef Association, and the Great Bend Irrigation District, and has served on the Missouri Slope Irrigation Board of Governors and served as Chairman of the North Dakota Feeder Council.

Jody Hoff

Mr. Hoff currently serves as Vice Chairman, has served as a Governor since our inception and serves as the chairman of our Audit Committee and is a member of our Acquisition, Compensation and Nominating Committees.

Mr. Hoff is a Mechanical Engineer, registered with the State of North Dakota.  Since 2002, he has been a partner, vice president, chief engineer and head of operations of Amber Waves, Inc., a manufacturing company.  Prior to starting Amber Waves, Inc., Mr. Hoff spent over five years working for Fagen Engineering where he led a design team working on commercial and industrial projects including ethanol plant design.  Mr. Hoff holds a BS degree in mechanical engineering from North Dakota State University.

Frank Kirschenheiter

Mr. Kirschenheiter currently serves as Treasurer of the Board of Governors and is a member of our Audit Committee.  He has been a Governor since May 2007.

Mr. Kirschenheiter has served as the chief executive officer of Charmark International, LLC since 2005.  He and his wife Earlene are involved with their children in a small cattle operation.  Mr. Kirschenheiter has served as the mayor of the City of Richardton for the past 14 years.

Tim Meuchel

Mr. Meuchel has been the president of Modern Grain, Inc., a grain elevator located in Hebron, North Dakota, since 1986.  Mr. Meuchel currently serves as a member of the Governance, Acquisition and Risk Management.  He has been a Governor since May 2007.

Ronald Aberle

Mr. Aberle has served as a Governor since our inception and is a member of our Nominating Committee and also serves as a member of our Audit, Acquisition, Compensation, Nominating and Risk Management Committees.

Mr. Aberle is an owner and managing partner of Aberle Farms, a diversified farm and ranch, and most recently added an RV Campground to the enterprise.  Mr. Aberle serves as an Advisory Board member of U.S. Bank in Bismarck, North Dakota, and is a Trustee of St. Hildegards Church.

Sid Mauch

Mr. Mauch has served as a Governor since March 2009, replacing Roger Berglund, who resigned as a Governor of the Company in December 2008.  He serves on our Risk Management committee.

Mr. Mauch has been the manager and controller of Maple River Grain & Agronomy, LLC, a grain elevator and agronomy supplier located in Casselton, North Dakota, since 1976.

There are no material proceedings to which any of our governors or executive officers or any associates of any of our governors or executive officers are a party adverse to us or have material interests adverse to us.

INFORMATION ABOUT OFFICERS

The names, ages, and positions of our executive officers are as follows:

Name	Age	Position
Calvin Diehl	49	Chief Executive Officer
Mark E. Klimpel	37	Chief Financial Officer

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Calvin Diehl, Chief Executive Officer

Mr. Diehl was appointed Chief Executive Officer of the Company on January 1, 2010 and previously served as the Company’s Grain Merchandiser from December 2008 to December 2009.  Prior to joining the Company, he was the General Manager for James Valley Grain, a grain elevator with shuttle car loading capabilities located in Oakes, North Dakota.  Mr. Diehl was also previously employed as a field representative with Cenex Harvest States from June 1996 to June 2005.  In his capacity as a field representative, Mr. Diehl consulted with various elevators on their financing, insurance and risk management needs.

Mark E. Klimpel, Chief Financial Officer

Mr. Klimpel is currently and has been since October 2007 the Chief Financial Officer for the Company.  Prior to joining the Company, he worked for Knife River Corporation in Bismarck, North Dakota beginning in 1998.  At Knife River he held various positions within the corporate accounting department and, most recently, was ERP Implementation Project Manager.  Mr. Klimpel is a Certified Public Accountant with a Bachelors of Accountancy degree from the University of North Dakota, located in Grand Forks, North Dakota.

Mick Miller, Former Chief Executive Officer

Mr. Miller resigned his position as President and Chief Executive Officer of the Company effective on June 15, 2009, a position to which he was appointed in August 2006.  From June 2005 to August 2006, he was the General Manager for the Company.  Prior to joining the Company, he worked for Diversified Energy Company LLC (DENCO), an ethanol plant in Morris, Minnesota beginning in September 1999.  At DENCO, Mr. Miller was Operations Supervisor from July 2000 through May 2002 and Plant Manager from May 2002 to June 2005.  Mr. Miller also served as the Vice President of Operations for Greenway.  Mr. Miller also represented the Company on the board of directors of RPMG, Inc.  He has served since May 2005 to the present on the Advisory Board for the Process Plant Technology Program at Bismarck State College in Bismarck, North Dakota and has served on the board since October 2006 as the Vice President for the North Dakota Ethanol Producers Association.

Gerald Bachmeier, Former Interim Chief Executive Officer

Mr. Bachmeier was appointed Interim Chief Executive Officer effective on June 15, 2009.  Mr. Bachmeier is also the Chief Manager of our management consulting company, Greenway, and is also the Company’s largest shareholder through his affiliation with RTSB, LLC.  Under the terms of the Management Agreement, Greenway was responsible to provide the Company’s Chief Executive Officer and Plant Manager.  Upon Mr. Miller’s resignation, Mr. Bachmeier assumed the duties of Chief Executive Officer pursuant to the terms of the Management Agreement until he was replaced by Mr. Diehl on January 1, 2010.

Mr. Bachmeier has been involved in the ethanol industry for the past eighteen years. He has served as a Plant Manager of Morris Ag Energy and Chief Marketing Manager of United Ethanol Sales. He was instrumental in the formation of DENCO, LLC and was the major role player for the acquisition of Morris Ag Energy. He was also instrumental in the design and construction of DENCO, LLC as it stands today. He is currently the Chief Manager of DENCO, LLC and Greenway and has held various board positions with many industry trade groups.

CORPORATE GOVERNANCE

Governor Independence

The Company has voluntarily adopted the NASDAQ Marketplace Rules for determining whether a governor is independent and our Board of Governors has determined that three (3) of our current seven (7) governors are “independent” within the meaning of Rule 4200(a)(15) of the NASDAQ Marketplace Rules.  As a non-listed issuer, we are not required to comply with the NASDAQ Marketplace Rules, but have voluntarily adopted the Rule 4200(a)(15) definition.  Our independent governors under the definition are Jody Hoff, Sid Mauch and Frank Kirschenheiter.  None of our governors are officers.  Mike Appert, Ron Aberle and Tim Meuchel are not considered independent because of their sales of corn to the Company.  William Price is not considered independent because of his ownership in operations that purchase distillers grains from the Company.  Transactions with our governors are based on the same terms and conditions as those that are available to the public.  In evaluating the independence of our governors, we considered the following factors:  (i) the business relationships of our governors; (ii) positions our governors hold with other companies; (iii) family relationships between our governor and other individuals involved with the Company; (iv) transactions between our governors and the Company; and (v) compensation arrangements between our governors and the Company.

Board Meetings and Committees; Annual Meeting Attendance

The Board of Governors generally meets once per month.  The Board of Governors is directly responsible for governance of the Company.  The Board held regular meetings on twelve (12) occasions in fiscal 2009; additionally the Board held six (6) special meetings.  The Board has a standing acquisition committee, audit committee, compensation committee, governance committee, nominating committee, and risk management committee.  Each governor attended 75% or more of the aggregate number of meetings of the Board and of committees of which he was a member.

34

Member Communication with the Board of Governors

Members seeking to communicate with the Board of Governors should submit their written comments to the Secretary of the Company, P.O. Box 11, 3682 Highway 8 South, Richardton, ND 58652.  The Secretary will forward all such communications (excluding routine advertisements and business solicitations and communications which the Secretary, in his or her sole discretion, deems to be a security risk or for harassment purposes) to each member of the Board or, if applicable, to the individual governors(s) named in the correspondence.

Governor Attendance at Annual Meeting of Members

The Board of Governors does not have a policy with regard to governors’ attendance at annual meetings, but governors are encouraged to attend each Annual Meeting.  All Board members were present at the 2009 Annual Meeting.

Code of Ethics

The Company has adopted a Code of Business Conduct that applies to all of our employees, officers and governors, and a Code of Ethics for Senior Financial Officers that applies to our Chief Executive Officer, Chief Financial Officer or Controller and other persons performing similar functions.  The Code of Business Conduct and Code of Ethics are available on the Investors section of our website at http://redtrailenergyllc.com/investors.  The Company intends to satisfy the disclosure requirements of Form 8-K involving an amendment to, or a waiver from, a provision of its code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, by posting such information on the Investors section of our website, located at http://redtrailenergyllc.com/investors, or in a current report on Form 8-K.

Audit Committee

The Audit Committee of the board of governors operates under a charter adopted by the board of governors on April 9, 2007.  Under the charter, the Audit Committee must have at least three members.  Our audit committee members are Mr. Hoff, Mr. Kirschenheiter and Mr. Aberle.  The chairperson of the Audit Committee is Mr. Hoff.  Our audit committee currently does not have an individual designated as a financial expert and has communicated this to the Nominating Committee for their consideration as they review potential nominees for the board of governors.  The Audit Committee is exempt from the independence listing standards because the Company’s securities are not listed on a national securities exchange or listed in an automated inter-dealer quotation system of a national securities association or to issuers of such securities.  Under NASDAQ rules 4200 and 4350, a majority of our Audit Committee is independent within the definition of independence provided by NASDAQ rules 4200 and 4350.  In addition, our Audit Committee charter requires a majority of our committee members to be independent.  A majority of the members of our Audit Committee is independent as required by our Audit Committee charter.

The Audit Committee held 6 meetings during the fiscal year ended December 31, 2009.  All of our Audit Committee members attended at least 75% of the audit committee meetings.

Audit Committee Report

The Audit Committee delivered the following report to the board of governors of the Company on March 31, 2010. The following report of the Audit Committee shall not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the report by reference in any such document.

The Audit Committee reviews the Company’s financial reporting process on behalf of the board of governors. Management has the primary responsibility for the financial statements and the reporting process.  The Company’s independent auditors are responsible for expressing an opinion on the conformity of the audited financial statements to generally accepted accounting principles.  The Audit Committee reviewed and discussed with management the Company’s audited financial statements as of and for the fiscal year ended December 31, 2009.  The Audit Committee has discussed with Boulay, Heutmaker, Zibell & Co. P.L.L.P., its independent auditors, the matters required to be discussed by ASU section 380 Communication with audit committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants and as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee has received and reviewed the written disclosures and the letter to management from Boulay, Heutmaker, Zibell & Co. P.L.L.P., as required by Independence Standards Board Standard No. 1, as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with the independent accountants the independent accountants’ independence.  The Audit Committee has considered whether the provision of services by Boulay, Heutmaker, Zibell & Co. P.L.L.P., not related to the audit of the financial statements referred to above and to the reviews of the interim financial statements included in the Company’s Forms 10-Q, and concluded that the provision of such services is compatible with maintaining Boulay, Heutmaker, Zibell & Co. P.L.L.P’s independence.

Based on the reviews and discussions referred to above, the audit committee recommended to the board of governors that the audited financial statements referred to above be included in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2009.

Audit Committee
Jody Hoff, Frank Kirschenheiter, Ron Aberle
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Compensation Committee

The Company's standing compensation committee consists of Jody Hoff and Ron Aberle, however, the Company’s board of governors has the overall responsibility for approving and evaluating the Company's governor and executive compensation plans, policies and programs.  The compensation committee was formed primarily to review an employment agreement and make a recommendation to the board of governors on this matter.  Neither the Company nor the compensation committee has historically engaged compensation consultants to assist in determining or recommending the amount or form of executive or governor compensation, but would consider doing so in those situations where either the Company or the compensation committee felt it was warranted or appropriate.  The compensation committee did not hold any meetings during the fiscal year ended December 31, 2009.

The compensation committee does not operate under a charter.  The compensation committee is exempt from the independence listing standards because the Company's securities are not listed on a national securities exchange or listed in an automated inter-dealer quotation system or a national securities association or to issuers of such securities.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and governors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Officers, governors and greater than 10% percent Unit holders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.  All of our Section 16(a) reporting persons timely filed reports during the fiscal year ended December 31, 2009, except that Jody Hoff and Gerald Bachmeier failed to file a Form 4 related to various transfers, which were later reported in a timely filed Form 5.

ITEM 11. EXECUTIVE COMPENSATION

EXECUTIVE OFFICER AND GOVERNOR COMPENSATION

Compensation Discussion and Analysis

The compensation committee has responsibility for establishing, implementing and regularly monitoring adherence to the Company’s compensation philosophy and objectives.  The compensation committee ensures that the total compensation paid to the named Chief Executive Officer and Chief Financial Officer is fair, reasonable and competitive.
The compensation committee receives input from the Chief Executive Officer on his personal performance achievements and that of the employees who report to him.  This individual performance assessment determines a portion of the annual compensation for the Chief Executive Officer.

The compensation committee does its own performance review of the Chief Executive Officer.  The compensation committee annually evaluates the performance of our Chief Executive Officer in light of the Company’s goals and objectives and determines and approves the executive’s compensation level based on this evaluation.

Compensation Committee Report

The compensation committee has reviewed and discussed the Compensation Discussion and Analysis with management.  Based upon this review and discussion, the board of governors determined that the Compensation Discussion and Analysis should be included in this annual report.

Compensation Committee
Jody Hoff, Ron Aberle, Mike Appert, William Price, Tim Meuchel, Sid Mauch, Frank Kirschenheiter

Governors’ compensation

The following table sets forth all compensation paid or payable by the Company during the 2009 fiscal year to our governors.

Name	Fees Earned or Paid in Cash	Total
Jody Hoff	$1,000	$1,000
Mike Appert	$1,000	$1,000
Ronald Aberle	$900	$900
William Price	$1,000	$1,000
Sid Mauch	$8,400	$8,400
Tim Meuchel	$900	$900
Frank Kirschenheiter	$500	$500

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Our Board of Governors adopted a governor compensation policy on July 24, 2007.  However, in December 2008, compensation was suspended on a voluntary basis and subsequently reinstated during January 2010.  Pursuant to the governor compensation policy, we pay governor fees as follows:

•	$500.00 per Board meeting

•	$400.00 per audit committee meeting

•	$100.00 per meeting for all other committee meetings

The compensation policy also provides for reimbursement to governors for all out-of-pocket costs and mileage for travel to and from meetings and other locations to perform these tasks.

In the year ending December 31, 2009, the Company had incurred an aggregate of $13,700 in governor fees and related expenses.

The following table sets forth all compensation paid or payable by us during the last two fiscal years to our President and Chief Executive Officer, who functions as our principal executive officer, and our Chief Financial Officer, who functions as our principal financial and accounting officer (the “Named Executive Officers”).  The Company has no other executive officers that received in excess of $100,000 during the fiscal years ended December 31, 2009 and 2008, respectively.  While the Company does have a standing compensation committee, the main focus of that committee was to review and approve the employment agreement entered into with Mr. Klimpel during 2008.  Prior to January 1, 2010, the Chief Executive Officer was an employee of Greenway Consulting, LLC, our management consulting company and was compensated pursuant to the terms of our Management Agreement with Greenway.  The full board was involved in selecting and determining the compensation for Mr. Diehl who is an employee of the Company.

Summary Compensation Table
	Annual Compensation
Name and Principal Position	Year	Salary			Bonus			Stock Award			Total
Calvin Diehl(1)	2009	$	―		$	―		$	―		$	―
Chief Executive Officer	2008	$	―		$	―		$	―		$	―

Gerald Bachmeier(2)	2009		$76,154		$	―		$	―			$76,154
Former Chief Executive Officer	2008	$	―		$	―		$	―		$	―

Mick J. Miller(3)	2009		$65,154		$	―		$	―			$65,154
Former Chief Executive Officer	2008		$135,000		$	―			$15,000	(4)		$150,000

Mark E Klimpel	2009		$119,475	(7)		$25,500	(6)	$	―			$144,975
Chief Financial Officer	2008		$116,327			$3,087	(5)	$	―			$119,414

(1)
Mr. Diehl was appointed Chief Executive Officer on January 1, 2010.  Mr. Diehl is an employee of Red Trail Energy, LLC where our previous Chief Executive Officer’s have been employees of our management company – Greenway Consulting, LLC (“Greenway”).  His salary for 2010 has been set at $116,000.

(2)
Mr. Bachmeier was appointed interim Chief Executive Officer on June 15, 2009 and was compensated pursuant to the Management Agreement with Greenway.  Mr. Bachmeier resigned his position as CEO on December 31, 2009.

(3)	Mr. Miller resigned his position as CEO effective June 15, 2009. Mr. Miller was compensated pursuant to our Management Agreement with Greenway.

(4)
On September 8, 2006, Mr. Miller was awarded an equity based, incentive compensation award of up to 150,000 Units, effective as of July 7, 2005, the date he formally began working in the role of General Manager (the “Grant Date”).  The first 15,000 Units vested on July 1, 2008.  All remaining unvested Units were lost upon Mr. Miller’s resignation.

(5)
Bonus reflects payment from the employee bonus program for the first quarter of fiscal 2008.  Mr. Klimpel ceased participation in the employee bonus program upon executing his employment agreement with the Company in August 2008.

(6)	Paid pursuant to the terms of Mr. Klimpel’s employment agreement – see additional information below under “Employment Agreements.” This reflects payment for 2008 and 2009.

(7)	Mr. Klimpel voluntarily took a salary reduction at the beginning of 2009 so the increase in base salary does not equal 6%.

EMPLOYMENT AGREEMENTS

As disclosed in footnotes 2 and 3 to the Summary Compensation Table, Mick Miller and Gerald Bachmeier, both of whom served as our former Chief Executive Officer, were compensated pursuant to our Management Agreement with Greenway, executed in December 2003 and Amended and Restated during 2009.  The original Management Agreement provided that the Company would reimburse Greenway for the salary and benefit package of the Chief Executive Officer, in addition to a monthly payment to Greenway for management of plant operations.  The Amended and Restated Management Agreement now allows the Company the flexibility to hire its own Chief Executive Officer.

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Mark Klimpel, our Chief Financial Officer, executed a written employment agreement with the Company in August 2008.  The agreement provides that Mr. Klimpel’s base salary shall increase at a rate of six percent per year, and that Mr. Klimpel is eligible for a bonus of 20 percent of base salary per year, which bonus is based 50% on remaining employed with the Company and 50% on a performance determination by the Compensation Committee of the Board in consultation with the President and Chief Executive Officer.  The Agreement also provides that if Mr. Klimpel is terminated by the Company without cause or because of a change-in-control, Mr. Klimpel is entitled to unpaid base salary and benefits up to the date of termination, and six months salary thereafter.

The Company recently announced that Mr. Klimpel has resigned his position as the Company’s Chief Financial Officer effective May 13, 2010.  Pursuant to the terms of Mr. Klimpel’s employment agreement, the Company is required to pay any accrued salary and benefits through the effective date of the resignation.

ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED MEMBER MATTERS

The following table sets forth certain information concerning the beneficial ownership of persons known to management of the Company owning 5% or greater of the outstanding Class A Membership Units, based on 40,193,973 Units outstanding as of March 15, 2010, as follows:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
RTSB, LLC	2,619,500	(1)	6.52%
3150 136th Avenue NE
Baldwin, ND 58521

(1)
RTSB, LLC is a limited liability company, whose members have direct beneficial ownership of all of the Units.  Mr. Bachmeier was our interim Chief Executive Officer from June 15, 2009 through December 31, 2009 and is a principal owner in RTSB, LLC.

The Named Executive Officers, including our former CEO’s who served the Company during our fiscal year ended December 31, 2009, and the Governors own the following number of Class A Membership Units as of March 15, 2010, based on 40,193,973 Membership Units outstanding, as follows:

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Mick J. Miller	67,500	(1)	*
Mark E. Klimpel	0		*
William A. Price	400,000	(2)	*
Calvin Diehl	0		*
Tim Meuchel	1,020,000	(3)	2.54%
Frank Kirschenheiter	100,000	(4)	*
Ron Aberle	372,920	(5)	*
Mike Appert	1,095,000	(6)	2.72%
Jody Hoff	437,241	(7)	1.09%
Gerald Bachmeier	2,619,500	(8)	6.52%
Sid Mauch	1,000		*
Officers/Governors as a Group (9 persons)	6,113,161		15.21%

*	Designates less than one percent ownership.

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(1)	Includes 30,000 Units which Mr. Miller holds beneficially in his IRA account. As mentioned above, Mr. Miller served as the Company’s President and Chief Executive Officer until June 15, 2009.

(2)	Includes 300,000 Units which Mr. Price owns jointly with his brother and 100,000 Units held jointly with his brother and mother.

(3)	Includes 110,000 Units indirectly held by Mr. Meuchel for the benefit of his son, and 200,000 Units owned by Mr. Meuchel’s spouse of which Mr. Meuchel disclaims beneficial ownership.

(4)	Includes 37,500 Units which are held by Richardton Investments, LLC, of which Mr. Kirschenheiter is a partial owner.

(5)
Includes 160,000 Units held jointly with Mr. Aberle’s spouse and 12,920 held beneficially in Mr. Aberle’s IRA account. Additionally, 200,000 Units are held by Aberle Farms of which Mr. Aberle is a partner and of which Mr. Aberle disclaims beneficial ownership.

(6)
Includes 375,000 Units which Mr. Appert owns jointly with his spouse and 100,000 Units held directly by his son of which Mr. Appert disclaims beneficial ownership.  Additionally, 160,000 Units are held by Appert Acres, Inc., of which Mr. Appert is a partial owner and of which Mr. Appert disclaims beneficial ownership and 160,000 Units are held by Appert Farms, Inc., of which Mr. Appert is a partial owner and of which Mr. Appert disclaims beneficial ownership.

(7)
Includes 20,000 Units owned jointly with Mr. Hoff’s spouse.  Additionally, 417,241 Units are held by Richardton Investments, LLC, of which Mr. Hoff is a partial owner and of which Mr. Hoff disclaims beneficial ownership.

(8)
Includes 2,619,500 Units owned by RTSB, LLC of which Mr. Bachmeier is a principal owner and of which Mr. Bachmeier disclaims beneficial ownership.  As mentioned above, Mr. Bachmeier served as the Company’s interim Chief Executive Officer from June 15, 2009 through December 31, 2009.

EQUITY COMPENSATION PLAN INFORMATION

With the departure of Mr. Miller and Mr. Thomas, the Company’s former plant manager, the Company no longer has any equity compensation plans in place.

ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND GOVERNOR INDEPENDENCE

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

The Board has adopted a policy requiring all governors, officers and employees, and their immediate family members to notify the Board about any transaction, of any size, with the Company.  Some of our governors, officers and employees and their immediate family members have sold corn to the Company or purchased distillers grains from the Company.  These purchases and sales were made on terms available to all parties that do business with the Company, and were as follows for the last two fiscal years.

Ron Aberle, a governor, and a company owned in part by Mr. Aberle, sold corn to the Company in an amount equal to $537,616 and $677,760 during the years ended December 31, 2009 and 2008, respectively.

Mike Appert, a governor, and a company owned in part by Mr. Appert, sold corn to the Company in an amount equal to $2,116,091 and $2,183,781 during the years ended December 31, 2009 and 2008, respectively.

Tim Meuchel, a governor, and a company owned in part by Mr. Meuchel, sold corn and provided trucking services to the Company in an amount equal to $1,690,775 and $4,637,594 during the years ended December 31, 2009 and 2008, respectively.

William Price, a governor, and a company owned in part by him, purchased distillers grains from the Company in an amount equal to $12,386 and $381,693 during the years ended December 31, 2009 and 2008, respectively.  Another company owned in part by Mr. Price sold corn to the Company in an amount equal to $299,760, $0 during the years ended December 31, 2009 and 2008, respectively.

ITEM 14. PRINCIPAL ACCOUNTING FEES AND SERVICES

Auditors’ Fees

Boulay, Heutmaker, Zibell & Co., P.L.L.P. billed the Company the following amounts for services provided during fiscal 2009 and 2008:

	2009	2008
Audit Fees	$98,879	$113,737
Audit-Related Fees	957	21,274
Tax Fees	0	0
All Other Fees	25,908	96
Total Fees	$125,774	$135,107

•
Audit Fees. This category includes the fees and out-of-pocket expenses for professional services rendered by the principal accountant for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s Form 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

39

•
Audit-Related Fees. Audit related fees relate to assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under the above item.

•	Tax Fees. This category consists of fees for tax compliance, tax advice and tax planning.

•	All Other Fees. This category consists of fees for other non-audit services.

The Board of Governors is required to pre-approve all audit and non-audit services performed by the Company’s independent auditor to assure that the provision of such services does not impair the auditor’s independence.  The Board will not authorize the independent auditor to perform any non-audit service which independent auditors are prohibited from performing under the rules and regulations of the Securities and Exchange Commission or the Public Company Accounting Oversight Board. The Board may delegate its pre-approval authority to one or more of its governors, but not to management. The governor or governors to whom such authority is delegated shall report any pre-approval decisions to the Board at its next scheduled meeting.

PART IV

ITEM 15. EXHIBITS, FINANCIAL STATEMENT SCHEDULES.

     The following exhibits and financial statements are filed as part of, or are incorporated by reference into, this report:

      (1) Financial Statements

     An index to the financial statements included in this Report appears at page F-1. The financial statements appear beginning at page F-3 of this Annual Report.

      (2) Financial Statement Schedules

     All supplemental schedules are omitted as the required information is inapplicable or the information is presented in the financial statements or related notes.

      (3) Exhibits

3.1
Articles of Organization, as filed with the North Dakota Secretary of State on July 16, 2003. Filed as Exhibit 3.1 to the registrant’s registration statement on Form 10-12G (000-52033) and incorporated by reference herein.

3.2	Amended and Restated Operating Agreement of Red Trail Energy, LLC. Filed as exhibit 3.1 to our Current Report on Form 8-K on August 6, 2008. (000-52033) and incorporated by reference herein.

4.1	Membership Unit Certificate Specimen. Filed as Exhibit 4.1 to the registrant’s registration statement on Form 10-12G (000-52033) and incorporated by reference herein.

4.2	Member Control Agreement of Red Trail Energy, LLC. Filed as Exhibit 4.2 to our Annual Report on Form 10-K for the year ended December 31, 2006. (000-52033) and incorporated by reference herein.

10.1
The Burlington Northern and Santa Fe Railway Company Lease of Land for Construction/ Rehabilitation of Track made as of May 12, 2003 by and between The Burlington Northern and Santa Fe Railway Company and Red Trail Energy, LLC. Filed as Exhibit 10.1 to the registrant’s registration statement on Form 10-12G (000-52033) and incorporated by reference herein.

10.2**
Management Agreement made and entered into as of December 17, 2003 by and between Red Trail Energy, LLC, and Greenway Consulting, LLC. Filed as Exhibit 10.2 to the registrant’s registration statement on Form 10-12G (000-52033) and incorporated by reference herein.

10.3
Development Services Agreement entered into as of December 17, 2003 by and between Red Trail Energy, LLC, and Greenway Consulting, LLC. Filed as Exhibit 10.3 to the registrant’s registration statement on Form 10-12G (000-52033) and incorporated by reference herein.

10.4
The Burlington Northern and Santa Fe Railway Company Real Estate Purchase and Sale Agreement with Red Trail Energy, LLC, dated January 14, 2004. Filed as Exhibit 10.4 to the registrant’s registration statement on Form 10-12G (000-52033) and incorporated by reference herein.

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10.5
Warranty Deed made as of January 13, 2005 between Victor Tormaschy and Lucille Tormaschy, Husband and Wife, as Grantors, and Red Trail Energy, LLC, as Grantee. Filed as Exhibit 10.8 to the registrant’s registration statement on Form 10-12G (000-52033) and incorporated by reference herein.

10.6
Warranty Deed made as of July 11, 2005 between Neal C. Messer and Bonnie M. Messer, Husband and Wife, as Grantors, and Red Trail Energy, LLC, as Grantee. Filed as Exhibit 10.9 to the registrant’s registration statement on Form 10-12G (000-52033) and incorporated by reference herein.

10.7
Agreement for Electric Service made the dated August 18, 2005, by and between West Plains Electric Cooperative, Inc. and Red Trail Energy, LLC. Filed as Exhibit 10.10 to the registrant’s registration statement on Form 10-12G (000-52033) and incorporated by reference herein.

10.8+
Lump Sum Design-Build Agreement between Red Trail Energy, LLC, and Fagen, Inc. dated August 29, 2005. Filed as Exhibit 10.12 to the registrant’s registration statement on Form 10-12G/A-3 (000-52033) and incorporated by reference herein.

10.9
Construction Loan Agreement dated as of the December 16, 2005 by and between Red Trail Energy, LLC, and First National Bank of Omaha. Filed as Exhibit 10.14 to the registrant’s registration statement on Form 10-12G (000-52033) and incorporated by reference herein.

10.10
Construction Note for $55,211,740.00 dated December 16, 2005, between Red Trail Energy, LLC, as Borrower, and First National Bank of Omaha, as Bank. Filed as Exhibit 10.15 to the registrant’s registration statement on Form 10-12G (000-52033) and incorporated by reference herein.

10.11
International Swap Dealers Association, Inc. Master Agreement dated as of December 16, 2005, signed by First National Bank of Omaha and Red Trial Energy, LLC. Filed as Exhibit 10.18 to the registrant’s registration statement on Form 10-12G (000-52033) and incorporated by reference herein.

10.12
Security Agreement and Deposit Account Control Agreement made December 16, 2005, by and among First National Bank of Omaha, Red Trail Energy, LLC, and Bank of North Dakota. Filed as Exhibit 10.19 to the registrant’s registration statement on Form 10-12G (000-52033) and incorporated by reference herein.

10.13
Security Agreement given as of December 16, 2005, by Red Trail Energy, LLC, to First National Bank of Omaha. Filed as Exhibit 10.20 to the registrant’s registration statement on Form 10-12G (000-52033) and incorporated by reference herein.

10.14
Control Agreement Regarding Security Interest in Investment Property, made as of December 16, 2005, by and between First National Bank of Omaha, Red Trail Energy, LLC, and First National Capital Markets, Inc. Filed as Exhibit 10.21 to the registrant’s registration statement on Form 10-12G (000-52033) and incorporated by reference herein.

10.15
Loan Agreement between Greenway Consulting, LLC, and Red Trail Energy, LLC, dated February 26, 2006. Filed as Exhibit 10.22 to the registrant’s registration statement on Form 10-12G (000-52033) and incorporated by reference herein.

10.16
Promissory Note for $1,525,000.00, dated February 28, 2006, given by Red Trail Energy, LLC, to Greenway Consulting, LLC. Filed as Exhibit 10.23 to the registrant’s registration statement on Form 10-12G (000-52033) and incorporated by reference herein.

10.17
Loan Agreement between ICM Inc. and Red Trail Energy, LLC, dated February 28, 2006. Filed as Exhibit 10.24 to the registrant’s registration statement on Form 10-12G (000-52033) and incorporated by reference herein.

10.18
Promissory Note for $3,000,000.00, dated February 28, 2006, given by Red Trail Energy, LLC, to ICM Inc. Filed as Exhibit 10.25 to the registrant’s registration statement on Form 10-12G (000-52033) and incorporated by reference herein.

10.19
Loan Agreement between Fagen, Inc. and Red Trail Energy, LLC, dated February 28, 2006. Filed as Exhibit 10.26 to the registrant’s registration statement on Form 10-12G (000-52033) and incorporated by reference herein.

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10.20
Promissory Note for $1,000,000.00, dated February 28, 2006, given by Red Trail Energy, LLC, to Fagen, Inc. Filed as Exhibit 10.27 to the registrant’s registration statement on Form 10-12G (000-52033) and incorporated by reference herein.

10.21
Southwest Pipeline Project Raw Water Service Contract, executed by Red Trail Energy, LLC, on March 8, 2006, by the Secretary of the North Dakota State Water Commission on March 31, 2006, and by the Chairman of the Southwest Water Authority on April 2, 2006. Filed as Exhibit 10.28 to the registrant’s registration statement on Form 10-12G (000-52033) and incorporated by reference herein.

10.22
Contract dated April 26, 2006, by and between the North Dakota Industrial Commission and Red Trail Energy, LLC. Filed as Exhibit 10.29 to the registrant’s second amended registration statement on Form 10-12G/A (000-52033) and incorporated by reference herein.

10.23
Subordination Agreement, dated May 16, 2006, among the State of North Dakota, by and through its Industrial Commission, First National Bank and Red Trail Energy, LLC. Filed as Exhibit 10.30 to the registrant’s second amended registration statement on Form 10-12G/A (000-52033) and incorporated by reference herein.

10.24
Firm Gas Service Extension Agreement, dated June 7, 2006, by and between Montana-Dakota Utilities Co. and Red Trail Energy, LLC. Filed as Exhibit 10.31 to the registrant’s second amended registration statement on Form 10-12G/A (000-52033) and incorporated by reference herein.

10.25
First Amendment to Construction Loan Agreement dated August 16, 2006 by and between Red Trail Energy, LLC and First National Bank of Omaha.  Filed as Exhibit 10.32 to the registrant’s Annual Report on Form 10-K for the year ended December 31, 2006. (000-52033) and incorporated by reference herein.

10.26
Security Agreement and Deposit Account Control Agreement effective August 16, 2006 by and among First National Bank of Omaha and Red Trail Energy, LLC. Filed as Exhibit 10.34 to our Annual Report on Form 10-K for the year ended December 31, 2006. (000-52033) and incorporated by reference herein.

10.27**
Equity Grant Agreement dated September 8, 2006 by and between Red Trail Energy, LLC and Mickey Miller. Filed as Exhibit 10.35 to our Annual Report on Form 10-K for the year ended December 31, 2006. (000-52033) and incorporated by reference herein.

10.28
Option to Purchase 200,000 Class A Membership Units of Red Trail Energy, LLC by Red Trail Energy, LLC from North Dakota Development Fund and Stark County dated December 11, 2006. Filed as Exhibit 10.36 to our Annual Report on Form 10-K for the year ended December 31, 2006. (000-52033) and incorporated by reference herein.

10.29	Audit Committee Charter adopted April 9, 2007. Filed as Exhibit 10.37 to our Annual Report on Form 10-K for the year ended December 31, 2006. (000-52033) and incorporated by reference herein.

10.30
Senior Financial Officer Code of Conduct adopted March 28, 2007. Filed as Exhibit 10.38 to our Annual Report on Form 10-K for the year ended December 31, 2006. (000-52033) and incorporated by reference herein.

10.31
Long Term Revolving Note for $10,000,000, dated April 16, 2007 between Red Trail Energy, LLC, as Borrower, and First National Bank of Omaha, as Bank.  Filed as Exhibit 10.1 to our Quarterly Report on Form 10-Q for the quarter ended March 31, 2007 (000-52033) and incorporated by reference herein.

10.32
Variable Rate Note for $17,065,870, dated April 16, 2007 between Red Trail Energy, LLC, as Borrower, and First National Bank of Omaha, as Bank.  Filed as Exhibit 10.2 to our Quarterly Report on Form 10-Q for the quarter ended March 31, 2007 (000-52033).

10.33
Fixed Rate Note for $27,605,870, dated April 16, 2007 between Red Trail Energy, LLC, as Borrower, and First National Bank of Omaha, as Bank.  Filed as Exhibit 10.3 to our Quarterly Report on Form 10-Q for the quarter ended March 31, 2007 (000-52033) and incorporated by reference herein.

10.34
$3,500,000 Revolving Promissory Note given by the Company to First National Bank of Omaha dated July 18, 2007.  Filed as Exhibit 10.1 to our Quarterly Report on Form 10-Q for the quarter ended September 30, 2007 (000-52033) and incorporated by reference herein.

10.35
Second Amendment to Construction Loan Agreement by and between the Company and First National Bank of Omaha dated July 18, 2007.  Filed as Exhibit 10.2 to our Quarterly Report on Form 10-Q for the quarter ended September 30, 2007 (000-52033) and incorporated by reference herein.

42

10.36
Third Amendment to Construction Loan Agreement by and between the Company and First National Bank of Omaha dated November 15, 2007.  Filed as Exhibit 10.38 to our Annual Report on Form 10-K for the year ended December 31, 2007 (000-52033) and incorporated by reference herein.

10.37
Fourth Amendment to Construction Loan Agreement by and between the Company and First National Bank of Omaha dated December 11, 2007.  Filed as Exhibit 10.39 to our Annual Report on Form 10-K for the year ended December 31, 2007 (000-52033) and incorporated by reference herein.

10.38
Interest Rate Swap Agreement by and between the Company and First National Bank of Omaha dated December 11, 2007.  Filed as Exhibit 10.40 to our Annual Report on Form 10-K for the year ended December 31, 2007 (000-52033) and incorporated by reference herein.

10.39
Member Ethanol Fuel Marketing agreement by and between Red Trail Energy, LLC and RPMG, Inc dated January 1, 2008.  Filed as Exhibit 10.41 to our Annual Report on Form 10-K for the year ended December 31, 2007 (000-52033) and incorporated by reference herein.

10.40
Contribution Agreement by and between Red Trail Energy, LLC and Renewable Products Marketing Group, LLC dated January 1, 2008.  Filed as Exhibit 10.42 to our Annual Report on Form 10-K for the year ended December 31, 2007 (000-52033) and incorporated by reference herein.

10.41
Coal Sales Order by and between Red Trail Energy, LLC and Westmoreland Coal Sales Company dated December 5, 2007.  Filed as Exhibit 10.43 to our Annual Report on Form 10-K for the year ended December 31, 2007 (000-52033) and incorporated by reference herein.

10.42
Distillers Grain Marketing Agreement by and between Red Trail Energy, LLC and CHS, Inc dated March 10, 2008.  Filed as Exhibit 10.44 to our Annual Report on Form 10-K for the year ended December 31, 2007 (000-52033) and incorporated by reference herein.

10.43
Assignment and Assumption Agreement dated April 1, 2008, by and between Commodity Specialist Company and Red Trail Energy, LLC.  Filed as Exhibit 10.1 to our Quarterly Report on Form 10-Q for the quarter ended March 31, 2008 (000-52033) and incorporated by reference herein.

10.44
$3,500,000 Revolving Promissory Note given by the Company to First National Bank of Omaha dated July 19, 2008.  Filed as Exhibit 10.1 to our Quarterly Report on Form 10-Q for the quarter ended September 30, 2008 (000-52033) and incorporated by reference herein.

10.45
Fifth Amendment to Construction Loan Agreement by and between the Company and First National Bank of Omaha dated July 19, 2008.  Filed as Exhibit 10.2 to our Quarterly Report on Form 10-Q for the quarter ended September 30, 2008 (000-52033) and incorporated by reference herein.

10.46**
Employment Agreement dated August 8, 2008 by and between Red Trail Energy, LLC and Mark Klimpel.  Filed as exhibit 99.1 to our Current Report on Form 8-K filed with the SEC on August 13, 2008 (000-52033) and incorporated by reference herein.

10.47
Amended and Restated Member Control Agreement of Red Trail Energy, LLC.  Filed as exhibit 4.2 to our Current Report on Form 8-K filed with the SEC on June 1, 2009 (000-52033) and incorporated by reference herein.

10.48
Sixth Amendment to Construction Loan Agreement by and between the Company and First National Bank of Omaha effective date April 16, 2009.  Filed as Exhibit 10.1 to our Current Report on Form 8-K filed with the SEC on June 2, 2009 (000-52033) and incorporated by reference herein.

10.49+
Coal Sales Order by and between Red Trail Energy, LLC and Westmoreland Coal Sales Company dated November 5, 2009.  Filed as Exhibit 10.1 to our Quarterly Report on Form 10-Q for the quarter ended September 30, 2009 (000-52033) and incorporated by reference herein.

10.50**
Amended and Restated Management Agreement made and entered into as of September 10, 2009 by and between Red Trail Energy, LLC, and Greenway Consulting, LLC. Filed as Exhibit 10.2 to our Quarterly Report on Form 10-Q for the quarter ended September 30, 2009 (000-52033) and incorporated by reference herein.

43

10.51*	Seventh Amendment to Construction Loan Agreement by and between the Company and First National Bank of Omaha dated March 1, 2010.

31.1*	Certification by Chief Executive Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (Rules 13a-14 and 15d-14 of the Securities Exchange Act of 1934).

31.2*	Certification by Chief Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (Rules 13a-14 and 15d-14 of the Securities Exchange Act of 1934).

32.1*	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

32.2*	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

+	Confidential treatment has been requested and obtained with respect to certain portions of this exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission.

*	Filed herewith.

**	Management contract or compensatory plan or arrangement.

44

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

/s/ Calvin Diehl
Date: March 31, 2010	Calvin Diehl
Chief Executive Officer
(Principal Executive Officer)

Pursuant to the requirements of the Securities Exchange Act of 1934, the report has been signed below by the following persons on behalf of the registrant and in the capacities and dates indicated.

/s/ Calvin Diehl
Date: March 31, 2010	Calvin Diehl
President and Chief Executive Officer
(Principal Executive Officer)

/s/ Mark E. Klimpel
Date: March 31, 2010	Mark E. Klimpel
Chief Financial Officer
(Principal Financial and Accounting Officer)

Date: March 31, 2010	/s/ Mike Appert
Mike Appert, Chairman of the Board

Date: March 31, 2010	/s/ William A. Price
William A. Price, Secretary and Governor

/s/ Ron Aberle
Date: March 31, 2010	Ron Aberle, Governor

/s/ Jody Hoff
Date: March 31, 2010	Jody Hoff, Vice Chairman and Governor

/s/ Frank Kirschenheiter
Date: March 31, 2010	Frank Kirschenheiter, Treasurer and Governor

/s/ Sid Mauch
Date: March 31, 2010	Sid Mauch, Governor

45

Red Trail Energy, LLC

Financial Statements

December 31, 2009, 2008 and 2007

C O N T E N T S

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Governors
Red Trail Energy, LLC
Richardton, North Dakota

We have audited the accompanying balance sheets of Red Trail Energy, LLC as of December 31, 2009 and 2008, and the related statements of operations, changes in members’ equity, and cash flows for each of the years in a three-year period ended December 31, 2009.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Red Trail Energy, LLC as of December 31, 2009 and 2008, and the results of their operations and their cash flows for each of the years in a three-year period ended December 31, 2009 in conformity with U.S. generally accepted accounting principles.

/s/ Boulay, Heutmaker, Zibell & Co. PLLP
Certified Public Accountants

Minneapolis, Minnesota
March 31, 2010

Red Trail Energy, LLC

Balance Sheet

December 31,	2009	2008
ASSETS
Current Assets
Cash and equivalents	$13,214,091	$4,433,839
Restricted cash - collateral	750,000	―
Restricted cash - margin account	1,467,013	1,498,791
Accounts receivable	2,635,775	2,697,695
Derivative instruments, at fair value	129,063	―
Inventory	6,993,031	3,353,592
Prepayments of corn purchases	―	4,398,046
Prepaid expenses	195,639	41,767
Total current assets	25,384,612	16,423,730

Property, Plant and Equipment
Land	351,280	351,280
Plant and equipment	79,199,850	79,898,657
Land improvements	3,970,500	3,939,294
Buildings	5,312,995	5,312,995
Construction in progress	―	33,679
	88,834,625	89,535,905

Less accumulated depreciation	17,419,043	11,525,863
Net property, plant and equipment	71,415,582	78,010,042

Other Assets
Debt issuance costs, net of amortization	―	567,385
Investment in RPMG	605,000	605,000
Patronage equity	192,207	116,296
Deposits	80,000	80,000
Total other assets	877,207	1,368,681

Total Assets	$97,677,401	$95,802,453

LIABILITIES AND MEMBERS' EQUITY
Current Liabilities
Current maturities of long-term debt	$6,500,000	$49,063,201
Accounts payable	7,605,302	5,720,764
Accrued expenses	2,634,534	1,845,101
Derivative instruments, at fair value	806,490	1,051,052
Accrued loss on firm purchase commitments	―	1,426,800
Interest rate swaps, at fair value	2,360,686	2,861,530
Total current liabilities	19,907,012	61,968,448

Other Liabilities
Contracts payable	275,000	275,000

Long-Term Debt	43,620,025	―

Commitments and Contingencies

Members' Equity	33,875,364	33,559,005

Total Liabilities and Members' Equity	$97,677,401	$95,802,453

Notes to Financial Statements are an integral part of this Statement.

Red Trail Energy, LLC
Statement of Operations

Years ended December 31,	2009	2008	2007

Revenues
Ethanol, net of derivative activity	$77,700,414	$111,086,858	$90,100,581
Distillers grains	16,136,247	20,816,656	11,785,388
Total Revenues	93,836,661	131,903,514	101,885,969

Cost of Goods Sold
Cost of goods sold	80,376,609	121,042,965	81,358,010
Loss on firm purchase commitments	169,000	3,470,110	―
Lower of cost or market adjusment for inventory on hand	1,464,500	771,200	―
Depreciation	5,840,760	5,740,963	5,655,198
Total Cost of Goods Sold	87,850,869	131,025,238	87,013,208

Gross Margin	5,985,792	878,276	14,872,761

General and Administrative	2,812,891	2,857,091	3,214,002

Operating Income (Loss)	3,172,901	(1,978,815)	11,658,759

Interest Expense	3,988,916	6,013,299	6,268,707

Other Income, net	1,176,675	2,625,542	767,276

Net Income (Loss)	$360,660	$(5,366,572)	$6,157,328

Weighted Average Units Outstanding - basic	40,191,494	40,176,974	40,371,238
Weighted Average Units Outstanding - diluted	40,191,494	40,176,974	40,416,238
Net Income (Loss) Per Unit - basic	$0.01	$(0.13)	$0.15
Net Income (Loss) Per Unit - diluted	$0.01	$(0.13)	$0.15

Notes to Financial Statements are an integral part of this Statement.

Red Trail Energy, LLC
Statement of Changes in Members’ Equity

Years Ended December 31, 2009, 2008 and 2007

	Class A Member Units		Additional Paid	Accumulated	Treasury Units			Total Members'
	Units (a)	Amount	in Capital	Deficit	Units	Amount		Equity

Balance - January 1, 2007	40,373,973	$37,810,408	$56,825	$(4,938,145)	―	$	―	$32,929,088

Unit-based compensation	―	―	45,000	―	―		―	45,000
Treasury units repurchased
$1.13 per unit, December 2007	(200,000)	―	―	―	200,000		(227,933)	(227,933)
Net Income	―	―	―	6,157,328	―		―	6,157,328

Balance - December 31, 2007	40,173,973	37,810,408	101,825	1,219,183	200,000		(227,933)	38,903,483

Unit-based compensation	―	―	20,000	―	―		―	20,000
Units issued under compensation
agreement	15,000	―	(15,000)		(15,000)		17,094	2,094
Net Loss	―	―	―	(5,366,572)	―		―	(5,366,572)

Balance - December 31, 2008	40,188,973	37,810,408	106,825	(4,147,389)	185,000		(210,839)	33,559,005

Unit-based compensation	―	―	(55,000)	―	―		―	(55,000)
Units issued under compensation
agreement	5,000	―	5,000		(5,000)		5,699	10,699
Net Income	―	―	―	360,660	―		―	360,660

Balance - December 31, 2009	40,193,973	$37,810,408	$56,825	$(3,786,729)	180,000		$(205,140)	$33,875,364

(a) - Amounts shown represent member units outstanding. Authorized and issued units were 40,373,973 as of the end of each period presented

Notes to Financial Statements are an integral part of this Statement.

RED TRAIL ENERGY, LLC
Statements of Cash Flows

Years ended December 31,	2009		2008	2007
Cash Flows from Operating Activities
Net income (loss)		$360,660	$(5,366,572)		$6,157,328
Adjustment to reconcile net income (loss) to net cash provided by
(used in) operating activities:
Depreciation		5,893,180	5,796,805		5,713,042
Amortization and write-off of debt issuance costs		567,385	201,020		214,169
Change in fair value of derivative instruments		(373,625)	1,238,979		(2,870,449)
Change in fair value of interest rate swap		490,619	2,266,371		894,256
Equity-based compensation		3,334	22,094		20,000
Equity-based compensation non-cash write-off		(52,635)	―		―
Non-cash patronage equity		(75,911)	(116,296)		―
Grant income applied to long-term debt		―	(59,874)		―
Changes in assets and liabilities
Restricted cash - margin account		31,778	1,504,072		―
Accounts receivable		61,920	3,262,346		(5,960,041)
Inventory		(3,639,439)	4,943,764		(4,341,227)
Prepaid expenses		4,244,174	(4,386,402)		10,371
Accounts payable		2,053,648	(1,130,676)		2,603,723
Accrued expenses		789,433	(657,835)		204,461
Accrued loss on firm purchase commitments		(1,426,800)	1,426,800		―
Net settlements on derivative instruments		(991,463)	(449,032)		39,000
Net cash provided by operating activities		7,936,258	8,495,564		2,684,633
Cash Flows from Investing Activities
Investment in RPMG		(169,110)	(435,890)		―
Refund of sales tax on property, plant and equipment		763,630	―		―
Capital expenditures		(62,350)	(1,864,305)		(3,974,839)
Net cash provided by (used in) investing activities		532,170	(2,300,195)		(3,974,839)
Cash Flows from Financing Activities
Debt repayments		(2,516,684)	(10,153,739)		(1,813,376)
Proceeds from long-term debt		3,573,508	160,500		11,141,502
Restricted cash - collateral		(750,000)	―		―
Treasury units issued		5,000	―		(227,933)
Net cash provided by (used in) financing activities		311,824	(9,993,239)		9,100,193

Net Increase (Decrease) in Cash and Equivalents		8,780,252	(3,797,870)		7,809,987
Cash and Equivalents - Beginning of Period		4,433,839	8,231,709		421,722
Cash and Eqivalents - End of Period		$13,214,091	$4,433,839		$8,231,709

Supplemental Disclosure of Cash Flow Information
Interest paid net of swap settlements		$3,026,980	$4,404,790		$4,119,744

SUPPLEMENT DISCLOSURE OF NON-CASH
INVESTING AND FINANCING ACTIVITIES

Investments included in accounts payable	$	―	$169,110	$	―

Notes to Financial Statements are an integral part of this Statement.

Red Trail Energy, LLC
Notes to Financial Statements
December 31, 2009, 2008 and 2007

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

Red Trail Energy, LLC, a North Dakota limited liability company (the “Company”), owns and operates a 50 million gallon annual production ethanol plant near Richardton, North Dakota.  The Plant commenced production on January 1, 2007.  Fuel grade ethanol and distillers grains are the Company’s primary products.  Both products are marketed and sold primarily within the continental United States.

Fiscal Reporting Period

The Company adopted a fiscal year ending December 31 for reporting financial operations.

Use of Estimates

The preparation of the financial statements, in accordance with generally accepted principles in the United States of America, requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Significant items subject to such estimates and assumptions include the useful lives of property, plant and equipment; valuation of derivatives, inventory, patronage equity and purchase commitments; analysis of intangibles impairment, the analysis of long-lived assets impairment and other contingencies. Actual results could differ from those estimates.

Reclassifications

The presentation of certain items in the financial statements for the years ended December 31, 2008 and 2007 have been changed to conform to the classifications used in 2009.  The reclassifications had no effect on members’ equity, net income (loss) or operating cash flows as previously reported.

Restricted Cash

During June 2009, the Company was required to restrict cash for use as collateral on two letters of credit issued in relation to its distilled spirits and grain warehouse bonds.  As of December 31, 2009 and 2008, the total amount of restricted cash related to these bonds was $750,000 and $0, respectively.  The Company also had restricted cash to meet its derivative hedge account requirements.  The total amount of cash restricted in its hedge account at December 31, 2009 and 2008 was approximately $1.5 million.

Cash and Equivalents

The Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. The carrying value of cash and equivalents approximates the fair value.  The Company has money market funds in cash equivalents at December 31, 2009 and 2008.

The Company maintains its accounts at various financial institutions. At times throughout the year, the Company’s cash and equivalents balances may exceed amounts insured by the Federal Deposit Insurance Corporation.

Accounts Receivable and Concentration of Credit Risk

The Company generates accounts receivable from sales of ethanol and distillers grains.  The Company has entered into agreements with RPMG, Inc. (“RPMG”) and CHS, Inc. (“CHS”) for the marketing and distribution of the Company’s ethanol and dried distillers grains, respectively.  Under the terms of the marketing agreements, both RPMG and CHS bear the risk of loss of nonpayment by their customers.  The Company markets its wet distillers grains internally.

The Company is substantially dependent upon RPMG for the purchase, marketing and distribution of the Company’s ethanol. RPMG purchases 100% of the ethanol produced at the Plant, all of which is marketed and distributed to its customers. Therefore, the Company is highly dependent on RPMG for the successful marketing of the Company’s ethanol. In the event that the Company’s relationship with RPMG is interrupted or terminated for any reason, the Company believes that another entity to market the ethanol could be located. However, any interruption or termination of this relationship could temporarily disrupt the sale and production of ethanol and adversely affect the Company’s business and operations.  Amounts due from RPMG represent approximately 77% and 61% of the Company’s outstanding receivable balance as of December 31, 2009 and 2008, respectively.

The Company is substantially dependent on CHS for the purchase, marketing and distribution of the Company’s dried distillers grains. CHS purchases 100% of the dried distillers grains produced at the Plant, all of which are marketed and distributed to its customers. Therefore, the Company is highly dependent on CHS for the successful marketing of the Company’s dried distillers grains. In the event that the Company’s relationship with CHS is interrupted or terminated for any reason, the Company believes that another entity to market the dried distillers grains could be located. However, any interruption or termination of this relationship could temporarily disrupt the sale of dried distillers grains and adversely affect the Company’s business and operations.

Red Trail Energy, LLC
Notes to Financial Statements
December 31, 2009, 2008 and 2007

For sales of wet distillers grains, credit is extended based on evaluation of a customer’s financial condition and collateral is not required. Accounts receivable are due 30 days from the invoice date.  Accounts outstanding longer than the contractual payment terms are considered past due.  Internal follow up procedures are followed accordingly.  Interest is charged on past due accounts.

All receivables are stated at amounts due from customers net of any allowance for doubtful accounts.  The Company determines its allowance by considering a number of factors, including the length of time trade accounts receivable are past due, the Company’s previous loss history, the customer’s perceived current ability to pay its obligation to the Company, and the condition of the general economy and the industry as a whole. The Company writes off accounts receivable when they become uncollectible, and payments subsequently received on such receivables are credited to the allowance for doubtful accounts. There was no allowance for doubtful accounts at December 31, 2009 or December 31, 2008.

Patronage Equity

The Company receives, from certain vendors organized as cooperatives, patronage dividends, which are based on several criteria, including the vendor’s overall profitability and the Company’s purchases from the vendor.  Patronage equity typically represents the Company’s share of the vendor’s undistributed current earnings which will be paid to the Company at a future date.  Because these patronage dividends are in return for the Company’s current purchases, the Company records the value of these future payments using a discounting approach that incorporates interest and collection risk factors.

Derivative Instruments

The Company enters into derivative transactions to hedge its exposure to commodity price fluctuations.  The Company is required to record these derivatives in the balance sheet at fair value.

In order for a derivative to qualify as a hedge, specific criteria must be met and appropriate documentation maintained. Gains and losses from derivatives that do not qualify as hedges, or are undesignated, must be recognized immediately in earnings. If the derivative does qualify as a hedge, depending on the nature of the hedge, changes in the fair value of the derivative will be either offset against the change in fair value of the hedged assets, liabilities, or firm commitments through earnings or recognized in other comprehensive income until the hedged item is recognized in earnings. Changes in the fair value of undesignated derivatives related to corn are recorded in costs of goods sold.  Changes in the fair value of undesignated derivatives related to ethanol are recorded in revenue.

Additionally the Company is required to evaluate its contracts to determine whether the contracts are derivatives. Certain contracts that literally meet the definition of a derivative may be exempted as “normal purchases or normal sales.” Normal purchases and normal sales are contracts that provide for the purchase or sale of something other than a financial instrument or derivative instrument that will be delivered in quantities expected to be used or sold over a reasonable period in the normal course of business. As of December 31, 2009 and 2008 the Company has no derivatives instruments that meet this criterion.

Firm Purchase Commitments

The Company typically enters into fixed price contracts to purchase corn to ensure an adequate supply of corn to operate its plant.  The Company will generally seek to use exchange traded futures, options or swaps as an offsetting position.  The Company closely monitors the number of bushels hedged using this strategy to avoid an unacceptable level of margin exposure.

Revenue Recognition

The Company generally sells ethanol and related products pursuant to marketing agreements. Revenues are recognized when the customer has taken title, which occurs when the product is shipped, has assumed the risks and rewards of ownership, prices are fixed or determinable and collectability is reasonably assured.

Revenues are shown net of any fees incurred under the terms of the Company’s agreements for the marketing and sale of ethanol and related products.

Long-lived Assets

Property, plant, and equipment are stated at cost. Depreciation is provided over estimated useful lives by use of the straight line method. Maintenance and repairs are expensed as incurred. Major improvements and betterments are capitalized.  The present values of capital lease obligations are classified as long-term debt and the related assets are included in plant and equipment.  Amortization of equipment under capital leases is included in depreciation expense.

Long-lived assets, such as property, plant, and equipment, and purchased intangible assets subject to amortization, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If circumstances require a long-lived asset be tested for possible impairment, the Company first compares undiscounted cash flows expected to be generated by an asset to the carrying value of the asset. If the carrying value of the long-lived asset is not recoverable on an undiscounted cash flow basis, impairment is recognized to the extent that the carrying value exceeds its fair value. Fair value is determined through various valuation techniques including, but not limited to, discounted cash flow models, quoted market values and third-party independent appraisals.

Red Trail Energy, LLC
Notes to Financial Statements
December 31, 2009, 2008 and 2007
Indefinite lived intangible assets are reviewed for impairment at least annually and if events or changes in circumstances indicate that the carrying amount of the indefinite lived intangible may not be recoverable.

Debt Issuance Costs

Debt issuance costs were amortized over the term of the related debt by use of the effective interest method. Amortization commenced June 2006 when the Company began drawing on the related bank loan.  Due to uncertainties with our loan agreements, the Company wrote off the remaining balance (approximately $517,000) of its debt issuance costs during the first quarter of 2009.  Amortization and impairment expense totaled $567,000 and $201,000 for the years ended December 31, 2009 and 2008, respectively.  These amounts are included in interest expense.

Fair Value of Financial Instruments

The fair value of the Company’s cash and equivalents, accounts receivable, accounts payable, and derivative instruments approximate their carrying value.   The Company evaluated the fair value of its long-term debt at December 31, 2009 and 2008 and the fair value approximated the carrying value (see Note 6 for additional information).

Grants

The Company recognizes grant proceeds as other income for reimbursement of expenses incurred upon complying with the conditions of the grant. For reimbursements of capital expenditures, the grants are recognized as a reduction of the basis of the asset upon complying with the conditions of the grant.  In addition, the Company considers production incentive payments received to be economic grants and includes such amounts in other income when received, as this represents the point at which they are fixed and determinable.

Grant income received for incremental expenses that otherwise would not have been incurred is netted against the related expenses.

Shipping and Handling

The cost of shipping products to customers is included in cost of goods sold.  Amounts billed to a customer in a sale transaction related to shipping and handling is classified as revenue.

Income Taxes

The Company is treated as a partnership for federal and state income tax purposes and generally does not incur income taxes. Instead, its earnings and losses are included in the income tax returns of the members. Therefore, no provision or liability for federal or state income taxes has been included in these financial statements.

Differences between financial statement basis of assets and tax basis of assets is primarily related to depreciation, interest rate swaps, derivatives, inventory, compensation and  capitalization and amortization of organization and start-up costs for tax purposes, whereas these costs are expensed for financial statement purposes.

The Company adopted guidance for accounting for uncertainty in income taxes on January 1, 2007.  As a result of the adoption of this guidance, the Company has evaluated whether they have any significant tax uncertainties that would require recognition or disclosure.  Primarily due to its partnership tax status, the Company does not have any significant tax uncertainties that would require recognition or disclosure.

Equity-Based Compensation

The Company recognizes the related costs under these agreements using the straight-line attribution method over the grant period and the grant date fair value unit price.  As of June 30, 2009, the personnel covered by the Plan had either left employment or given notice that they were going to leave employment.  Leaving employment resulted in these employees forfeiting the award and prior recognized equity-based compensation expense related to these grants were reversed through compensation expense during the three months ended June 30, 2009.  During June 2009, 5,000 units were issued under the terms of the Plan.

During 2007, the Company exercised an option to repurchase 200,000 Units in association with this Plan.  180,000 Units are still held in treasury and will not be issued under the Plan.  While the Company does not have any other equity-based compensation plans currently in place, these Units could be used for that purpose in the future.  Equity-based compensation expense was $(-53,334) and $22,000 for the years ended December 31, 2009 and 2008, respectively.  As of December 31, 2009, the total equity-based compensation expense related to nonvested awards not yet recognized was $0.

Red Trail Energy, LLC
Notes to Financial Statements
December 31, 2009, 2008 and 2007

Earnings (Loss) Per Unit

Basic earnings (loss) per unit is calculated by dividing net earnings (loss) by the weighted average units outstanding during the period.  Fully diluted earnings per unit is calculated by dividing net earnings by the weighted average member units and member unit equivalents outstanding during the period.  For 2009, 2008, and 2007, the Company had 0, 50,000 and 45,000 member unit equivalents, respectively.  For 2008, member unit equivalents were not included in diluted equivalents outstanding as their effect is anti-dilutive.

Environmental Liabilities

The Company’s operations are subject to environmental laws and regulations adopted by various governmental entities in the jurisdiction in which it operates. These laws require the Company to investigate and remediate the effects of the release or disposal of materials at its location. Accordingly, the Company has adopted policies, practices and procedures in the areas of pollution control, occupational health and the production, handling, storage and use of hazardous materials to prevent material, environmental or other damage, and to limit the financial liability which could result from such events. Environmental liabilities, if any, are recorded when the liability is probable and the costs can reasonably be estimated. No such liabilities have been identified as of December 31, 2009 and 2008.

Going Concern and Management’s Plans

Certain factors existed as of December 31, 2008 that raised substantial doubt about the Company’s ability to continue as a going concern.  These included poor market conditions, negative operating cash flows and past and projected violations of its loan covenants that had not been waived by its Bank.  Those uncertainties have been removed as of December 31, 2009 as market conditions have improved, the Company has negotiated favorable amendments to its loan agreements, the Company has regained compliance with its loan covenants and has received waivers for all past covenant violations.  In addition, the Company projects that it will be able to meet its covenants throughout 2010, based on market conditions as of March 2010 along with its assumptions about future market conditions.  Our projections assume slight improvement in the spread between ethanol and corn prices during the last six months of 2010 as we anticipate that the current oversupply situation will be mitigated, in part, by an increase in gasoline demand through the summer driving season and more discretionary blending due to the significant favorable spread that currently exists between gasoline and ethanol prices (when ethanol prices are lower than gasoline prices, blenders have an incentive to blend more ethanol into gasoline).  Based on this information, the Company’s long-term debt has been reclassified as a non-current liability as of December 31, 2009 with only the portion due within one year shown as current.

2.  CONCENTRATIONS

Coal

Coal is an important input to our manufacturing process. During the fiscal year ended December 31, 2009, we used approximately 88,800 tons of coal.  We have entered into a new two year agreement with Westmoreland Coal Sales Company (“Westmoreland”) to supply PRB coal through 2011.  Whether the Plant runs long-term on lignite or PRB coal, there can be no assurance that the coal we need will always be delivered as we need it, that we will receive the proper size or quality of coal or that our coal combustor will always work properly with lignite or PRB coal. Any disruption could either force us to reduce our operations or shut down the Plant, both of which would reduce our revenues.

We believe we could obtain alternative sources of PRB or lignite coal if necessary, though we could suffer delays in delivery and higher prices that could hurt our business and reduce our revenues and profits. We believe there is sufficient supply of coal from the PRB coal regions in Wyoming and Montana to meet our demand for PRB coal.  We also believe there is sufficient supply of lignite coal in North Dakota to meet our demand for lignite coal.

If there is an interruption in the supply or quality of coal for any reason, we may be required to halt production. If production is halted for an extended period of time, it may have a material adverse affect on our operations, cash flows and financial performance.

In addition to coal, we could use natural gas as a fuel source if our coal supply is significantly interrupted. There is a natural gas line within three miles of our Plant and we believe we could contract for the delivery of enough natural gas to operate our Plant at full capacity. Natural gas tends to be significantly more expensive than coal and we would also incur significant costs to adapt our power systems to natural gas. Because we are already operating on coal, we do not expect to need natural gas unless coal interruptions impact our operations.

Sales

We are substantially dependent upon RPMG for the purchase, marketing and distribution of our ethanol. RPMG purchases 100% of the ethanol produced at our Plant, all of which is marketed and distributed to its customers. Therefore, we are highly dependent on RPMG for the successful marketing of our ethanol. In the event that our relationship with RPMG is interrupted or terminated for any reason, we believe that we could locate another entity to market the ethanol.  However, any interruption or termination of this relationship could temporarily disrupt the sale and production of ethanol and adversely affect our business and operations and potentially result in a higher cost to the Company.

We are substantially dependent on CHS for the purchase, marketing and distribution of our DDGS. CHS purchases 100% of the DDGS produced at the Plant (approximately 12.5% of our total revenue), all of which are marketed and distributed to its customers. Therefore, we are highly dependent on CHS for the successful marketing of our DDGS. In the event that our relationship with CHS is interrupted or terminated for any reason, we believe that another entity to market the DDGS could be located. However, any interruption or termination of this relationship could temporarily disrupt the sale and production of DDGS and adversely affect our business and operations.

Red Trail Energy, LLC
Notes to Financial Statements
December 31, 2009, 2008 and 2007

3. DERIVATIVE INSTRUMENTS

From time to time the Company enters into derivative transactions to hedge its exposures to interest rate and commodity price fluctuations. The Company does not enter into derivative transactions for trading purposes.

The Company provides qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses from derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

As of December 31, 2009, the Company had entered into interest rate swap agreements along with corn and ethanol derivative instruments.  The Company records its derivative financial instruments as either assets or liabilities at fair value in the statement of financial position.  Derivatives qualify for treatment as hedges when there is a high correlation between the change in fair value of the derivative instrument and the related change in value of the underlying hedged item. Based upon the exposure being hedged, the Company designates its hedging instruments as a fair value hedge, a cash flow hedge, a hedge against foreign currency exposure or leaves them undesignated.  The Company formally documents, designates, and assesses the effectiveness of transactions that receive hedge accounting initially and on an on-going basis.  The Company does not currently have any derivative instruments that are designated as effective hedging instruments for accounting purposes.

Commodity Contracts

As part of its hedging strategy, the Company may enter into ethanol and corn commodity-based derivatives in order to protect cash flows from fluctuations caused by volatility in commodity prices and protect gross profit margins from potentially adverse effects of market and price volatility on ethanol sales and corn purchase commitments where the prices are set at a future date.  These derivatives are not designated as effective hedges for accounting purposes. For derivative instruments that are not accounted for as hedges, or for the ineffective portions of qualifying hedges, the change in fair value is recorded through earnings in the period of change. Ethanol derivative fair market value gains or losses are included in the results of operations and are classified as revenue and corn derivative changes in fair market value are included in cost of goods sold.

As of:	December 31, 2009				December 31, 2008
Contract Type	# of Contracts	Notional Amount (Qty)		Fair Value	# of Contracts	Notional Amount (Qty)		Fair Value
Corn futures	82	410,000	bushels	$129,063	404	2,021,500	bushels	$(1,051,052)
Ethanol swap contracts	530	7,632,000	gallons	(806,490)	―	―	gallons	―
Total fair value				$(677,427)				$(1,051,052)
Amounts are recorded separately on the balance sheet - negative numbers represent liabilties

None of the commodity contracts in place at December 31, 2009 and 2008 were designated as effective hedges for accounting purposes.  As such, the change in fair value of the commodity contracts in place at December 31, 2009 and 2008 have been recorded in the results of operations and classified as stated above.

Interest Rate Contracts

The Company manages its floating rate debt using interest rate swaps. The Company has entered into fixed rate swaps to alter its exposure to the impact of changing interest rates on its results of operations and future cash outflows for interest. Fixed rate swaps are used to reduce the Company’s risk of the possibility of increased interest costs. Interest rate swap contracts are therefore used by the Company to separate interest rate risk management from the debt funding decision.

At December 31, 2009 and 2008, the Company had approximately $30.8 million and $33.8 million, respectively, of notional amount outstanding in swap agreements that exchange variable interest rates (one-month LIBOR and three-month LIBOR) for fixed interest rates over the terms of the agreements.  The fair value of the interest rate swaps is included in current liabilities and totaled approximately $2.4 million and $2.9 million as of December 31, 2009 and 2008, respectively.  These agreements are not designated as an effective hedge for accounting purposes and the change in fair market value and associated net settlements are recorded in interest expense.  The swaps mature in April 2012.

Net settlements on the interest rate swaps are recorded in interest expense.  Please see Note 5 for detail on the amount of the net settlements.

Red Trail Energy, LLC
Notes to Financial Statements
December 31, 2009, 2008 and 2007

The following tables provide details regarding the Company’s derivative financial instruments at December 31, 2009 and 2008:

Derivatives not designated as hedging instruments for accounting purposes

Balance Sheet - as of December 31, 2009	Asset		Liability
Derivative instruments, at fair value		$129,063	$806,490
Interest rate swaps, at fair value		―	2,360,686
Total derivatives not desingated as hedging instruments for accounting purposes		$129,063	$3,167,176

Balance Sheet - as of December 31, 2008	Asset		Liability
Derivative instruments, at fair value	$	―	$1,051,052
Interest rate swaps, at fair value		―	2,861,530
Total derivatives not desingated as hedging instruments for accounting purposes	$	―	$3,912,582

Statement of Operations	Location of gain (loss) recognized in income	Amount of gain (loss) recognized in income during the year ended December 31, 2009	Amount of gain (loss) recognized in income during the year ended December 31, 2008
Corn derivative instruments	Cost of Goods Sold	$(474,643)	$6,154,162
Ethanol derivative instruments	Revenues	(1,561,940)	(2,326,266)
Interest rate swaps	Interest Expense	500,843	(1,817,338)
Total		$(1,535,740)	$2,010,558

4. INVENTORY

Inventory is valued at lower of cost or market.  Inventory values as of December 31, 2009 and 2008 were as follows:

As of December 31,	2009	2008
Raw materials, including corn, chemicals and supplies	$4,921,532	$1,636,631
Work in process	642,701	681,187
Finished goods, including ethanol and distillers grains	1,428,798	1,035,774
Total inventory	$6,993,031	$3,353,592

Lower of cost or market adjustments for the years ended December 31, 2009 and 2008 were as follows:

For the years ended December 31,	2009	2008
Loss on firm purchase commitments	$169,000	$3,470,110
Lower of cost or market adjustment for inventory on hand	1,464,500	771,200
Total lower of cost or market adjustments	$1,633,500	$4,241,310

The Company typically enters into forward corn purchase contracts under which it is required to take delivery at the contract price.  As of December 31, 2009 and 2008 the Company had accrued losses on these firm purchase commitments of $0 and $1.4 million, respectively.  The amount of the loss on firm purchase commitments is determined by applying a methodology similar to that used in the impairment valuation with respect to inventory.  Given the uncertainty of future ethanol prices, these losses may not be recovered, and further losses on the outstanding purchase commitments could be recorded in future periods.

5. BANK FINANCING

Long-term debt consists of the following:

As of December 31,	2009	2008
Notes payable under loan agreement to bank, see details below	$44,541,350	$43,436,721
Subordinated notes payable, see details below	5,525,000	5,525,000
Capital lease obligations (Note 7)	53,675	101,480
Total Long-Term Debt	50,120,025	49,063,201
Less amounts due within one year *	6,500,000	49,063,201
Total Long-Term Debt Less Amounts Due Within One Year	$43,620,025	$0

* - The Company’s remaining debt was classified as current as of December 31, 2008.  As of December 31, 2008, the Company was in violation of its loan covenants and was projecting that it would be in violation of those covenants throughout 2009.  As of December 31, 2009, the Company reclassified its debt in accordance with the scheduled principal payments under the new amendment.  The Company has negotiated a favorable amendment to its bank agreements as of March 2010, and regained compliance with its loan covenants as of December 31, 2009.  In addition, it projects that it will be in compliance throughout 2010 based on market conditions in place as of March 2010 and its assumptions about future market conditions.   See Note 1, going concern and management’s plans, for more information.

Red Trail Energy, LLC
Notes to Financial Statements
December 31, 2009, 2008 and 2007

The estimated maturities of long-term debt and capital lease obligations are as follows:

As of December 31,	2009
2010	$6,500,000
2011	10,940,721
2012	32,653,188
2013	24,750
2014	1,366
Thereafter	―
Total	$50,120,025

We are subject to a number of covenants and restrictions in connection with our credit facilities, including:

•	Providing the Bank with current and accurate financial statements;

•	Maintaining certain financial ratios, minimum net worth, and working capital;

•	Maintaining adequate insurance;

•	Not making, or allowing to be made, any significant change in our business or tax structure; and

•	Limiting our ability to make distributions to members.

The construction loan agreement also contains a number of events of default (including violation of our loan covenants) which, if any of them were to occur, would give the Bank certain rights, including but not limited to:

•	declaring all the debt owed to the Bank immediately due and payable; and

•	taking possession of all of our assets, including any contract rights.

Because our long-term debt agreements are secured by substantially all of the Company’s assets, the Bank could then sell all of our assets or business and apply any proceeds to repay their loans. We would continue to be liable to repay any loan amounts still outstanding.

Credit Agreement

In December 2005, the Company entered into a Credit Agreement with a bank providing for a total credit facility of approximately $59,712,000 for the purpose of funding the construction of the Plant. The construction loan agreement provides for the Company to maintain certain financial ratios and meet certain non-financial covenants. The loan agreement is secured by substantially all of the assets of the Company and includes the terms as described below.

During 2009, the Company entered into the Sixth Amendment to its Loan Agreements (“Sixth Amendment”) which allowed it to defer two principal payments due during 2009 (April 16 and July 16).  The Sixth Amendment also contained provisions instituting an interest rate floor of 6% along with a new interest rate spread of 400 basis points over certain LIBOR rates.  The Company also entered into the Seventh Amendment to its Loan Agreements (“Seventh Amendment”) in March of 2010 (effective as of December 31, 2009).  The Seventh Amendment changed certain definitions and covenant ratios within the financial covenants that allowed the Company to meet those covenants as of December 31, 2009 as well as waived all prior covenant violations.  The Seventh Amendment also calls for an additional principal payment that approximates an increase in our interest rate spread to 500 basis points over certain LIBOR rates.

Interest expense for the years ended December 31, 2009 and 2008 consists of the following:

Red Trail Energy, LLC
Notes to Financial Statements
December 31, 2009, 2008 and 2007

Interest expense for the year ended December 31,	2009	2008	2007
Interest expense on long-term debt	$2,930,910	$3,545,910	$5,160,282
Amortization/write-off of deferred financing costs	567,386	201,020	214,169
Change in fair value of interest rate swaps	(500,843)	1,817,338	933,256
Net settlements on interest rate swaps	991,463	449,031	(39,000)
Total interest expense	$3,988,916	$6,013,299	$6,268,707

Construction Loan

The Company has four long-term notes (collectively the “Term Notes”) in place as of December 31, 2009.  Three of the notes were established in conjunction with the termination of the original construction loan agreement on April 16, 2007.  The fourth note was entered into during December 2007 (the “December 2007 Fixed Rate Note”) when the Company entered into a second interest rate swap agreement which effectively fixed the interest rate on an additional $10 million of debt.  The construction loan agreement requires the Company to maintain certain financial ratios and meet certain non-financial covenants.  Each note has specific interest rates and terms as described below.

Term Notes - Construction Loan

	Outstanding Balance (Millions)		Interest Rate
Term Note	December 31, 2009	December 31, 2008	December 31, 2009	December 31, 2008	Range of Estimated Quarterly Principal Payment Amounts	Estimated Final Payment (millions)	Notes
Fixed Rate Note	$23.60	$24.70	6.00%	5.79%	$540,000 - $650,000	$18.30	1, 2, 4
Variable Rate Note	2.10	3.00	6.00%	6.04%	$450,000 - $460,000	1.20	1, 2, 3, 5
Long-Term Revolving Note	10.00	6.40	6.00%	5.74%	$277,000 - $535,000	7.70	1, 2, 6, 7
2007 Fixed Rate Note	8.80	9.20	6.00%	6.19%	$200,000 - $239,000	6.10	1, 2, 5

Notes
1 -	The scheduled maturity date is April 2012
2 -	Range of estimated quarterly principal payments is based on principal balances and interest rates as of December 31, 2009
3 -
Quarterly payments of $634,700 are applied first to interest on the Long-Term Revolving Note, next to accrued interest on theVariable Rate Note and finally to principal on the Variable Rate Note.  Variable Rate Note is estimated to be paid off in April 2010 as Excess Cash Flow payment that is due will be applied to the Variable Rate Note and to the Long-Term Revolving Note.

4 -	Interest rate based on 5.0% over three-month LIBOR with a 6% minimum, reset quarterly
5 -	Interest rate based on 5.0% over three-month LIBOR with a 6% minimum, reset quarterly
6 -	Interest rate based on 5.0% over one-month LIBOR with a 6% minimum, reset monthly
7 -	Principal payments would be made on the Long-Term Revolving Note once the Variable Rate Note is paid in full.

Revolving Line of Credit

During July 2008, the Company renewed its $3,500,000 line of credit agreement for a one year period, subject to certain borrowing base limitations.  The line of credit was not renewed in July 2009.  The Company has no outstanding borrowings at December 31, 2009, 2008 and 2007.

Interest Rate Swap Agreements

In December 2005, the Company entered into an interest rate swap transaction that effectively fixed the interest rate at 8.08% on the outstanding principal of the Fixed Rate Note.  In December 2007, the Company entered into a second interest rate swap transaction that effectively fixed the interest rate at 7.695% on the outstanding principal of the December 2007 Fixed Rate Note.

The interest rate swaps were not designated as either a cash flow or fair value hedge. Fair value adjustments and net settlements are shown in interest expense.

Letters of Credit

During 2009, the Company issued $750,000 in letters of credit from the Bank in conjunction with the issuance of two bonds it needs for operations.  There is no expiration date on the letters of credit and the Company does not anticipate the Bank having to advance any funds under these letters of credit.  The letters of credit are subject to a 4% quarterly commitment fee.  The $137,000 letter of credit that was outstanding at December 31, 2008 has been allowed to expire.

Subordinated Debt

As part of the construction loan agreement, the Company entered into three separate subordinated debt agreements totaling approximately $5,525,000 and received funds from these debt agreements during 2006. Interest is charged at a rate of 2.0% over the Variable Rate Note interest rate which totaled 8.0% and 8.04% at December 31, 2009 and 2008, respectively.  Interest is due and payable subject to approval by the Bank.  Interest is compounding with any unpaid interest converted to principal. Amounts will be due and payable in full in March 2011 subject to approval by the Bank.  The balance outstanding on these loans was $5,525,000 as of December 31, 2009 and 2008, respectively

Red Trail Energy, LLC
Notes to Financial Statements
December 31, 2009, 2008 and 2007
6. FAIR VALUE

Effective January 1, 2008, the Company adopted accounting standards related to the measurement of fair value which outline a framework for measuring fair value, and details the required disclosures about fair value measurements.

The standards permit the Company to irrevocably choose to measure certain financial instruments and other items at fair value. Except for those assets and liabilities which are required to be recorded at fair value the Company elected not to record any other assets or liabilities at fair value.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date in the principal or most advantageous market. The Company uses a fair value hierarchy that has three levels of inputs, both observable and unobservable, with use of the lowest possible level of input to determine fair value. Level 1 inputs include quoted market prices in an active market or the price of an identical asset or liability. Level 2 inputs are market data, other than Level 1, that are observable either directly or indirectly. Level 2 inputs include quoted market prices for similar assets or liabilities, quoted market prices in an inactive market, and other observable information that can be corroborated by market data. Level 3 inputs are unobservable and corroborated by little or no market data. The Company uses valuation techniques in a consistent manner from year-to-year.

The following table provides information on those assets and liabilities that are measured at fair value on a recurring basis as of December 31, 2009 and 2008, respectively.  Money market funds shown below are included in cash and equivalents on the balance sheet.

			Fair Value Measurement Using
	Carrying Amount as of December 31, 2009	Fair Value as of December 31, 2009	Level 1		Level 2		Level 3
Assets
Money market funds	$5,010,325	$5,010,325		$5,010,325	$	―	$	―
Derivative instruments	129,063	129,063		129,063		―		―
Total	$5,139,388	$5,139,388		$5,139,388	$	―	$	―
Liabilities
Interest rate swaps	$2,360,686	$2,360,686	$	―		$2,360,686	$	―
Derivative instruments	806,490	806,490		806,490		―		―
Total	$3,167,176	$3,167,176		$806,490		$2,360,686	$	―

			Fair Value Measurement Using
	Carrying Amount as of December 31, 2008	Fair Value as of December 31, 2008	Level 1		Level 2		Level 3
Assets
Money market funds	$4,366,121	$4,366,121		$4,366,121	$	―	$	―
Derivative instruments	―	―		―		―		―
Total	$4,366,121	$4,366,121		$4,366,121	$	―	$	―
Liabilities
Interest rate swaps	$2,861,530	$2,861,530	$	―		$2,861,530	$	―
Derivative instruments	1,051,052	1,051,052		1,051,052		―		―
Total	$3,912,582	$3,912,582		$1,051,052		$2,861,530	$	―

The fair value of the money market funds and corn and ethanol derivative instruments are based on quoted market prices in an active market.  The fair value of the interest rate swap instruments are determined by using widely accepted valuation techniques including discounting cash flow analysis on the expected cash flows of each instrument. The analysis of the interest rate swap reflects the contractual terms of the derivatives, including the period to maturity and uses observable market-based inputs and uses the market standard methodology of netting the discounted future fixed cash receipts and the discounted expected variable cash payments. The variable cash payments are based on an expectation of future interest rates derived from observable market interest rate curves.

Red Trail Energy, LLC
Notes to Financial Statements
December 31, 2009, 2008 and 2007

Financial Instruments Not Measured at Fair Value

The estimated fair value of the Company’s long-term debt, including the short-term portion, at December 31, 2009 approximated the carrying value of approximately $50 million.  The Company had negotiated an amendment to its loan agreements during 2009 that set an interest rate floor of 6% which was the interest rate in effect at December 31, 2009 and was thought to approximate the market interest rate for this debt.  The estimated fair value of the Company’s long-term debt, including the short-term portion, at December 31, 2008 approximated its carrying value of $48.8 million.  Fair value was estimated using estimated market interest rates as of December 31, 2008.  The fair values and carrying values consider the terms of the related debt and exclude the impacts of debt discounts and derivative/hedging activity.

7. LEASES

The Company leases equipment under operating and capital leases through May 2014. The Company is generally responsible for maintenance, taxes, and utilities for leased equipment. Equipment under an operating lease includes a locomotive and rail cars. Rent expense for operating leases was $506,000, $356,000 and $27,000 for the years ending December 31, 2009, 2008 and 2007, respectively. Equipment under capital leases consists of office equipment and plant equipment.

Equipment under capital leases is as follows at:

As of December 31,	2009	2008
Equipment	$219,476	$216,745
Accumulated amortization	63,248	45,996
Net equipment under capital lease	$156,228	$170,749

The Company had the following minimum commitments, which at inception had non-cancelable terms of more than one year:

As of December 31, 2009	Operating Leases	Capital Leases
2010	$489,660	$45,518
2011	470,305	3,354
2012	416,400	3,354
2013	34,700	3,354
2014	―	1,398
Total minimum lease commitments	$1,411,065	56,978
Less amount representing interest		3,303
Present value of minimum lease commitments included in preceding long-term liabilities		$53,675

8. MEMBERS’ EQUITY

The Company has one class of membership units outstanding (Class A) with each unit representing a pro rata ownership interest in the Company’s capital, profits, losses and distributions.  During 2009, 5,000 units vested, and were issued, under an employee equity based compensation agreement.  These units were issued from treasury units repurchased during 2007.  Treasury units purchased are accounted for using the cost method.  The equity-based compensation plan is described in more detail in Note 9.  As of December 31, 2009 and 2008 there 40,193,973 and 40,188,973 units issued and outstanding, respectively.

9. EQUITY-BASED COMPENSATION

2006 Equity-Based Incentive Plan

During 2006, the Company implemented an equity-based incentive plan (the “Plan”) which provided for the issuance of restricted Units to the Company’s key management personnel, for the purpose of compensating services rendered. As of June 30, 2009, the personnel covered by the Plan had either left employment or given notice that they were going to leave employment.  Leaving employment caused the employees to forfeit the award and prior recognized equity-based compensation expense related to these grants were reversed through compensation expense during the three months ended June 30, 2009.  During June 2009, 5,000 units were issued under the terms of the Plan.

During 2007, the Company exercised an option to repurchase 200,000 Units in association with this Plan.  180,000 Units are still held in treasury and will not be issued under the Plan.  While the Company does not have any other equity-based compensation plans currently in place, these Units could be used for that purpose in the future.  Equity-based compensation expense was approximately $(-53,334) and $22,000 for the years ended December 31 2009 and 2008, respectively.  As of December 31, 2009, the total equity-based compensation expense related to nonvested awards not yet recognized was $0.

Red Trail Energy, LLC
Notes to Financial Statements
December 31, 2009, 2008 and 2007

10. GRANTS

In 2006, the Company entered into a contract with the State of North Dakota through the Industrial Commission for a lignite coal grant not to exceed $350,000.  The Company received $275,000 from this grant during 2006 and in the process of submitting the final report to the Industrial Commission at which time repayment of the grant will commence.   Because the Company has not met the minimum lignite usage requirements specified in the grant for any year in which the Plant has operated, it expects to repay the grant at a rate of approximately $35,000 per year.  This repayment could begin in 2010.

The Company has entered into an agreement with Job Service North Dakota for a new jobs training program. This program provides incentives to businesses that are creating new employment opportunities through business expansion and relocation to the state. The program provides no-cost funding to help offset the cost of training. The Company is eligible to receive up to approximately $270,000 over ten years. The Company received and earned approximately $37,000 and $73,000 fiscal years ended December 31, 2009 and 2008, respectively.

11. COMMITMENTS AND CONTINGENCIES

Design Build Contract

The Company signed a Design-Build Agreement with Fagen, Inc. (“Fagen”) in September 2005 to design and build the ethanol plant at a total contract price of approximately $77 million.  The total cost of the project, including the construction of the ethanol plant and start-up expenses was approximately $99 million at December 31, 2007.  The Company has remaining payments under this Design-Build Agreement of approximately $3.9 million.  This payment has been withheld pending satisfactory resolution of a punch list of items including a major issue with the coal combustor experienced during start up.  The Plant was originally designed to be able to run on lignite coal and meet the emissions requirements in the Company’s permits..  During the first four months of operation, however, the Plant experienced numerous shut downs related to running on lignite coal and could not meet emissions requirements.  In April 2007, the Company switched to using powder river basin coal as its fuel source and has not experienced a single shut down related to coal quality however it has still not been able to meet all of its emissions requirements running on PRB coal which is a cleaner fuel source than lignite.  An amount approximately equal to the final payment of $3.9 million has been set aside in a separate money market account. Any amounts remaining in this account after satisfactory resolution of this issue could be used to pay down the Company’s long-term debt, make necessary upgrades to its plant or be used for operations pending bank approval.

Consulting Contracts

In December 2003, the Company entered into a Development Services Agreement (the “DSA”) and a Management Agreement (the “MA”) with Greenway Consulting.  Under the terms of the DSA, Greenway Consulting provided project development, construction management and initial plant operations through start up.  The DSA also called for Greenway Consulting to be reimbursed for salary and benefit expenses of the General Manager and Plant Manager retroactive to the date six months prior to successful commissioning of the plant.  The Company has paid Greenway Consulting $2,075,000 for services rendered under the DSA and reimbursed Greenway Consulting $135,000 for salary and benefit expenses.  The Company still owes $152,500 to Greenway for services rendered under the DSA.  Payment is being withheld pending satisfactory resolution to a punch list of items to be completed by Fagen including problems related to the coal combustor.  The DSA expired upon successful commissioning of the plant which occurred on January 1, 2007 at which time the MA went into effect.

During 2009, the Company amended and restated the terms of the MA .  Under the new terms of the MA, Red Trail assumes responsibility for day to day operations of the plant, and the Company’s plant manager and CEO are now direct employees of Red Trail.  Greenway still provides management consulting services for the Company and, for these services, receives $171,600 per year plus 4% of the Company’s annual pre-tax net income.  The other terms of the contract are materially unchanged – including the expiration date of the contract which is December 31, 2011.  The Company had started withholding payment from Greenway under the terms of the original MA on January 1, 2009 pending resolution of certain contractual items.  Those items have been resolved with Greenway agreeing to forgo payment of the monthly management fee for the first six months of 2009.  For the years ended December 31, 2009 and 2008, the Company had expensed approximately $175,000 and $534,000, respectively for management services under the MA and has also expensed approximately $296,000 and $288,000, respectively, for reimbursement of salary and benefits.

In February 2006, the Company entered into a Risk Management Agreement for grain procurement, pricing, hedging and assistance in risk management as it pertains to ethanol and co-products with John Stewart & Associates (“JSA”). JSA will provide services in connection with grain hedging, pricing and purchasing. The Company will pay $1,200 per month for these services beginning no sooner than ninety days preceding plant startup. In addition, JSA will serve as clearing broker for the Company and charge a fee of $15.00 per contract plus clearing and exchange fees.  As of December 31, 2009, there were no amounts outstanding.

Utility Agreements

The Company entered into a contract with Roughrider Electric Cooperative, Inc. dated August 2005, for the provision of electric power and energy to the Company’s plant site. The agreement is effective for five years from August 2005, and thereafter for additional three year terms until terminated by either party giving to the other six months’ notice in writing. The rate the Company will pay for electricity during 2010 is approximately $.05 per kilowatt hour.

Red Trail Energy, LLC
Notes to Financial Statements
December 31, 2009, 2008 and 2007

In March 2006, the Company entered into a ten year contract with Southwest Water Authority to purchase raw water. The contract, which was amended in 2007, includes a renewal option for successive periods not to exceed ten years. The actual rate for raw water was $2.54 per one thousand gallons for the year ended December 31, 2009.  The base rate may be adjusted annually by the State Water Commission.

In June 2006, the Company entered into an agreement with Montana-Dakota Utilities Co. (“MDU”) for the construction and installation of a natural gas line. The agreement required the Company to pay $3,500 prior to the commencement of the installation and to maintain an irrevocable letter of credit in the amount of $137,385 for a period of five years as a preliminary cost participation requirement.  During 2009, this letter of credit was allowed to expire and the Company paid approximately $23,000 as its share of the cost participation requirement based on the volume of natural gas used by the Company.

Marketing Agreements

The Company entered into a marketing agreement on March 10, 2008 with CHS for the purpose of marketing and selling its DDGS.  The marketing agreement has a term of six months which is automatically renewed at the end of the term.  The agreement can be terminated by either party upon written notice to the other party at least thirty days prior to the end of the term of the agreement.  Prior to March 2008, the Company had a marketing agreement with Commodity Specialists Company (“CSC”) which assigned all rights, title and interest in the agreement to CHS.  The terms of the new agreement are not materially different from the prior agreement.  Under the terms of the agreement, the Company pays CHS a fee for marketing its DDGS.  The fee is 2% of the selling price of the DDGS subject to a minimum of $1.50 per ton and a maximum of $2.15 per ton.  Through the marketing of CHS and its relationships with local farmers, the Company is not dependent upon one or a limited number of customers for its DDGS sales.

The Company entered into a new marketing agreement on January 1, 2008 with RPMG for the purposes of marketing and distributing all of the ethanol produced at the Plant (the “New Agreement”).  Prior to January 1, 2008 the Company had a marketing agreement in place with Renewable Products Marketing Group LLC.  Effective October 1, 2007, that contract was assigned to RPMG.  The terms of the New Agreement are not materially different than the prior agreement except as discussed below in relation to the fees paid to RPMG.  Effective as of January 1, 2008, the Company also purchased an ownership interest in RPMG.  Currently, the Company owns 8.33% of the outstanding capital stock of RPMG and anticipates that its ownership interest will be reduced if other ethanol plants that utilize RPMG’s marketing services become owners of RPMG.  The Company’s ownership interest in RPMG entitles it to a seat on its board of directors which is filled by its Chief Executive Officer (“CEO”).  The New Agreement will be in effect as long as the Company continues to be a member in RPMG.  From January – August, 2009, the Company paid RPMG $.01 per gallon for each gallon sold by RPMG.  Approximately 60% of this marketing fee was allocated to the Company’s equity purchase which was completed in August.  After the equity purchase was completed, the marketing fee decreased to approximately $.004 per gallon.

Coal Purchase Contract

The Company entered into a contract in March 2004 with General Industries, Inc. d/b/a Center Coal Company (“Center Coal”) for the purchase of lignite coal. The term of the contract was for ten years from the commencement date agreed upon by the parties.  During the startup period of January – April 2007, the Plant experienced a number of shut-downs as a result of issues related to lignite coal quality and delivery, as specified in the coal purchase agreement, along with the performance of the Plant’s coal combustor while running on lignite coal.  As a result of these issues, the Company terminated its lignite coal purchase and delivery contract with Center Coal and switched to PRB coal as an alternative to lignite coal. Since making the change, the Plant has not experienced a single shut-down due to coal quality.  The Company entered into a two year agreement with Westmoreland Coal Sales Company (“Westmoreland”) to supply PRB coal through 2009 which has now been extended through 2011.  The Company is required to purchase between 90,000 and 115,000 tons of coal per year under this agreement.

Coal Management Contract

During 2008, the Company entered in to a contract with M-BAR-D LLC (“MBD”) for the unloading of coal at the Company’s coal unloading facility along with transport of the coal from the stockpile to the storage silos at the Plant.  The contract runs for 2.5 years and is automatically renewed for two year terms unless terminated in accordance with the terms of the contract.  Under the terms of the agreement, the Company pays MBD $2.65 per ton for unloading the coal and $1.30 per ton for transporting the coal subject to a 3% per year increase.

Chemical Consignment Purchase Contracts

During November 2006, the Company entered into two consignment purchases for bulk chemicals purchased through Genecor International Inc and Univar USA. Genecor will provide the following enzymes: Alpha-Amylase, Glucoamylease and Protease. The Univar agreement states that it will provide the following bulk chemicals: Caustic Soda, Sulfuric Acid, Anhydrous Ammonia and Sodium Bicarbonate. All Univar chemicals are purchased at market price for a five year term.  The Genecor agreement was renewed by the Company on July 1, 2009 for a one year term.

Natural Gasoline Contract

The Company has entered into various contracts with suppliers for the purchase of natural gasoline. The term of the most recent contract is May 2009 – March 2010.  The price per gallon is based off the average Conway natural gas price plus $0.26.  The Company is in the process of working to secure its supply of denaturant for the rest of 2010.

Red Trail Energy, LLC
Notes to Financial Statements
December 31, 2009, 2008 and 2007

Firm Purchase Commitments for Corn

To ensure an adequate supply of corn to operate the Plant, the Company enters into contracts to purchase corn from local farmers and elevators.  At December 31, 2009, the Company had various fixed and basis contracts for approximately 1.1 million bushels of corn.  Of the 1.1 million bushels under contract, essentially all had a fixed price as of December 31, 2009.  During 2009, the Company implemented stricter limits on the number of bushels of corn/how far in advance it would enter into fixed price contracts.    Using the stated contract price for the fixed contracts and using market prices, as of December 31, 2009, to price the basis contracts the Company had commitments of approximately $4.1 million related to all 1.1 million bushels under contract.

12.  DEFINED BENEFIT CONTRIBUTION PLAN

The Company established a simple IRA retirement plan for its employees during 2006. The Company matches employee contributions to the plan up to 3% of employee’s gross income. The amount contributed by the Company is vested 100% as soon as the contribution is made on behalf of the employee. The Company contributed approximately $48,000 and $56,000 for fiscal years ended December 31, 2009 and 2008, respectively.

13. RELATED PARTY TRANSACTIONS

The Company has balances and transactions in the normal course of business with various related parties for the purchase of corn, sale of DDGs and sale of ethanol.  The related parties include unit holders, members of the board of governors of the Company, Greenway and RPMG.  The Company also has a note payable to Greenway, and pays Greenway for plant management and other consulting fees (recorded in general and administrative expense).  The Chief Manager of Greenway is a member of the Company and was, for the period June 2009 – December 31, 2009, the Company’s CEO.  Significant related party activity affecting consolidated financial statements are as follows:

As of December 31,	2009	2008
Balance Sheet
Accounts receivable	$2,155,238	$2,198,277
Accounts payable	1,164,218	788,149
Notes payable	1,525,000	1,525,000
Statement of Operations
Revenues	$82,162,189	$117,379,764
Cost of goods sold	2,854,692	2,712,392
General and administrative expenses	470,906	1,087,552

Inventory Purchases	$6,996,695	$9,669,953

14. INCOME TAXES

The difference between financial statement basis and tax basis of assets are as follows:

As of December 31	2009	2008
Financial Statement Basis of Assets	$97,677,401	$95,802,453
Organization and start-up costs	4,614,644	5,141,445
Inventory and compensation	65,058	34,458
Net book value of property, plant and equipment	(27,822,932)	(19,293,573)
Book to tax derivative difference	158,436	―
Income Tax Basis of Assets	$74,692,607	$81,684,783

Financial Statement Basis of Liabilities	$63,802,037	$62,243,448
Loss on firm purchase commitment	―	1,426,800
Interest rate swap	(2,360,686)	(2,861,529)
Book to tax derivative difference	(806,490)	2,371,800
Income Tax Basis of Liabilities	$60,634,861	$63,180,519

Red Trail Energy, LLC
Notes to Financial Statements
December 31, 2009, 2008 and 2007

The amounts as of December 31, 2008 have been adjusted to match the balance sheet presentation.

15. QUARTERLY FINANCIAL DATA (UNAUDITED)

Summary quarter results are as follows:

Statement of Operations
For the quarters ended,	March 2009	June 2009	September 2009	December 2009
Revenues	$20,895,613	$23,632,831	$25,247,196	$24,061,021
Cost of goods sold	20,902,577	24,027,381	22,127,122	20,793,789
Gross profit	(6,964)	(394,550)	3,120,074	3,267,232
General and administrative expenses	781,009	701,337	758,489	572,056
Operting income (loss)	(787,973)	(1,095,887)	2,361,585	2,695,176
Interest expense	1,305,222	566,216	1,211,111	906,367
Other income (expense)	42,221	402,450	678,845	53,159
Net income (loss)	$(2,050,974)	$(1,259,653)	$1,829,319	$1,841,968
Weighted average units - basic	40,188,973	40,189,028	40,193,973	40,193,973
Weighted average units - diluted	40,188,973	40,189,028	40,193,973	40,193,973
Net income (loss) per unit - basic	$(0.05)	$(0.03)	$0.05	$0.05
Net income (loss) per unit - diluted	$(0.05)	$(0.03)	$0.05	$0.05

For the Quarters ended,	March 2007	June 2008	September 2008	December 2008
Revenues	$33,420,005	$35,692,315	$36,047,461	$26,743,733
Cost of goods sold	27,667,222	30,460,525	38,644,318	34,253,173
Gross profit	5,752,783	5,231,790	(2,596,857)	(7,509,440)
General and administrative expenses	746,596	919,333	666,866	524,296
Operting income (loss)	5,006,187	4,312,457	(3,263,723)	(8,033,736)
Interest Expense	2,439,805	(62,661)	1,116,343	2,519,812
Other income (expense)	169,817	688,926	835,179	931,620
Net income	$2,736,199	$5,064,044	$(3,544,887)	$(9,621,928)
Weighted average units - basic	40,173,973	40,173,973	40,187,995	40,188,973
Weighted average units - diluted	40,223,973	40,228,973	40,187,995	40,188,973
Net income (loss) per unit - basic	$0.07	$0.13	$(0.09)	$(0.24)
Net income (loss) per unit - diluted	$0.07	$0.13	$(0.09)	$(0.24)

The above quarterly financial data is unaudited, but in the opinion of management, all adjustments necessary for a fair presentation of the selected data for these periods presented have been included.

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 10-Q

☑	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934.

FOR THE QUARTERLY PERIOD ENDED MARCH 31, 2010

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

FOR THE TRANSITION PERIOD FROM            TO

COMMISSION FILE NUMBER: 000-52033

RED TRAIL ENERGY, LLC
(Exact name of registrant as specified in its charter)

NORTH DAKOTA	76-0742311
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

P.O. Box 11
3682 Highway 8 South
Richardton, ND 58652
(Address of principal executive offices)
(701) 974-3308
(Registrant’s telephone number, including area code)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports) and (2) has been subject to such filing requirements for the past 90 days.
Yes ☑ No ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (Section 232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).
☐ Yes ☐ No

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filter or a smaller reporting company. See definition of “large accelerated filer,” accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act (Check one):
Large accelerated filer ☐     Accelerated filer ☐      Non-accelerated filer ☑  Smaller Reporting Company ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).
☐ Yes ☑ No

As of May 13, 2010, the Company has outstanding 40,193,973 Class A Membership Units.

RED TRAIL ENERGY, LLC
FORM 10-Q QUARTERLY REPORT FOR THE QUARTER ENDED
MARCH 31, 2010

TABLE OF CONTENTS

PART I — FINANCIAL INFORMATION
Item 1. – CONDENSED FINANCIAL STATEMENTS
RED TRAIL ENERGY, LLC
CONDENSED BALANCE SHEETS

	March 31, 2010
	(Unaudited)	December 31, 2009
ASSETS
Current Assets
Cash and equivalents	$12,589,232	$13,214,091
Restricted cash - collateral	750,000	750,000
Restricted cash - margin account	203,612	1,467,013
Accounts receivable	2,248,322	2,635,775
Derivative instruments, at fair value	276,635	129,063
Inventory	6,602,827	6,993,031
Prepaid expenses	206,865	195,639
Total current assets	22,877,493	25,384,612

Property, Plant and Equipment
Land	351,280	351,280
Plant and equipment	79,253,921	79,199,850
Land improvements	3,970,500	3,970,500
Buildings	5,312,995	5,312,995
Construction in progress	41,280	―
	88,929,976	88,834,625

Less accumulated depreciation	18,884,570	17,419,043
Net property, plant and equipment	70,045,406	71,415,582

Other Assets
Investment in RPMG	605,000	605,000
Patronage equity	309,990	192,207
Deposits	80,000	80,000
Total other Assets	994,990	877,207
Total Assets	$93,917,889	$97,677,401

LIABILITIES AND MEMBERS' EQUITY
Current Liabilities
Current maturities of long-term debt	$12,600,000	$6,500,000
Accounts payable	6,264,272	7,605,302
Accrued expenses	3,331,790	2,634,534
Derivative instruments, at fair value	―	806,490
Accrued loss on firm purchase commitments	102,000	―
Interest rate swaps, at fair value	2,322,867	2,360,686
Total current liabilities	24,620,929	19,907,012

Other Liabilities
Contracts payable	275,000	275,000

Long-Term Debt	32,162,105	43,620,025

Commitments and Contingencies

Members' Equity	36,859,855	33,875,364
Total Liabilities and Members' Equity	$93,917,889	$97,677,401

Notes to Unaudited Condensed Financial Statements are an integral part of this Statement.

1

RED TRAIL ENERGY, LLC
CONDENSED STATEMENTS OF OPERATIONS

	Three Months Ended March 31, 2010 (Unaudited)	Three Months Ended March 31, 2009 (Unaudited)
Revenues
Ethanol, net of changes in fair value of derivative instruments	$23,784,165	$16,904,002
Distillers grains	5,102,726	3,991,611
Total Revenue	28,886,891	20,895,613

Cost of Goods Sold
Cost of goods sold, net of changes in fair value of derivative instruments	23,606,550	18,391,358
Loss on firm purchase commitments	102,000	274,000
Lower of cost or market adjustment for inventory on hand	20,000	767,000
Depreciation	1,450,442	1,470,219
Total Cost of Goods Sold	25,178,992	20,902,577

Gross Margin (Loss)	3,707,899	(6,964)

General and Administrative	640,155	781,009

Operating Income (Loss)	3,067,744	(787,973)

Interest Expense	1,088,919	1,305,222

Other Income, net	1,005,667	42,221

Net Income (Loss)	$2,984,492	$(2,050,974)

Wtd Avg Units Outstanding - Basic	40,193,973	40,188,973

Net Income (Loss) Per Unit - Basic	$0.07	$(0.05)

Wtd Avg Units Outstanding - Diluted	40,193,973	40,188,973

Net Income (Loss) Per Unit - Diluted	$0.07	$(0.05)

Notes to Unaudited Condensed Financial Statements are an integral part of this Statement.

2

RED TRAIL ENERGY, LLC
CONDENSED STATEMENTS OF CASH FLOWS

	Three months ended March 31, 2010 (Unaudited)		Three months ended March 31, 2009 (Unaudited)
Cash Flows from Operating Activities
Net income (loss)		$2,984,492	$(2,050,974)
Adjustment to reconcile net income (loss) to net cash provided by operating activities:
Depreciation		1,465,526	1,484,564
Amortization and write-off of debt financing costs		―	567,385
Change in fair value of derivative instruments		(954,062)	(266,214)
Unrealized loss on firm purchase commitments		102,000	274,000
Change in fair value of interest rate swap		323,614	165,675
Equity-based compensation		―	5,000
Noncash patronage equity		(117,783)	―
Changes in assets and liabilities
Restricted cash - margin account		1,263,401	399,281
Accrued loss on firm purchase commitments		―	(1,426,800)
Accounts receivable		387,453	(114,806)
Inventory		390,204	(1,567,962)
Prepaid expenses		(11,226)	4,329,948
Accounts payable		(1,341,030)	256,635
Accrued expenses		697,256	(720,448)
Cash settlements on interest rate swap		(361,433)	(20,085)
Net cash provided by operating activities		4,828,412	1,315,199
Cash Flows from Investing Activities
Investment in RPMG		―	(58,181)
Refund of sales tax on fixed assets		―	55,260
Capital expenditures		(95,351)	(1,582)
Net cash used in investing activities		(95,351)	(4,503)
Cash Flows from Financing Activities
Debt repayments		(5,357,920)	(1,249,007)
Proceeds from long-term debt		―	2,500,000
Net cash provided by (used in) financing activities		(5,357,920)	1,250,993

Net Increase (Decrease) in Cash and Equivalents		(624,859)	2,561,689
Cash and Equivalents - Beginning of Period		13,214,091	4,433,839
Cash and Equivalents - End of Period		$12,589,232	$6,995,528

Supplemental Disclosure of Cash Flow Information
Interest paid		$1,153,966	$917,762

SUPPLEMENTAL DISCLOSURE OF NON-CASH
INVESTING AND FINANCING ACTIVITIES

Write-off of debt issuance costs	$	―	$517,823
Investment in RPMG included in accounts payable	$	―	$58,181

Notes to Unaudited Condensed Financial Statements are an integral part of this Statement.

3

RED TRAIL ENERGY, LLC
NOTES TO CONDENSED FINANCIAL STATEMENTS
FOR THE PERIODS ENDED MARCH 31, 2010 AND DECEMBER 31, 2009

NOTES TO CONDENSED FINANCIAL STATEMENTS

The accompanying condensed unaudited financial statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”). Certain information and footnote disclosures normally included in annual financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted as permitted by such rules and regulations. These financial statements and related notes should be read in conjunction with the financial statements and notes thereto included in the Company’s audited financial statements for the year ended December 31, 2009, contained in the Company’s Annual Report on Form 10-K.

In the opinion of management, the interim condensed financial statements reflect all adjustments considered necessary for fair presentation. The adjustments made to these statements consist only of normal recurring adjustments.  Operating results for the periods presented are not necessarily indicative of the results that may be expected for the year ending December 31, 2010.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

Red Trail Energy, LLC, a North Dakota limited liability company (the “Company”), owns and operates a 50 million gallon annual name-plate production ethanol plant near Richardton, North Dakota (the “Plant”).

Accounting Estimates

Management uses estimates and assumptions in preparing these financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities and the reported revenues and expenses. Significant items subject to such estimates and assumptions include the useful lives of property, plant and equipment; valuation of derivatives, inventory, patronage equity and analysis used in evaluating purchase commitments; analysis of intangibles impairment, the analysis of long-lived assets impairment and other contingencies.  Actual results could differ from those estimates.

Reclassifications

The presentation of certain items in the financial statements for the three months ended March 31, 2009 have been changed to conform to the classifications used in 2010.  These reclassifications had no effect on members’ equity, net income (loss) or operating cash flows as previously reported.

Restricted Cash

The Company is required to restrict cash for use as collateral on two letters of credit issued in relation to its distilled spirits and grain warehouse bonds.  As of March 31, 2010 and December 31, 2009, the total amount of restricted cash related to these bonds was $750,000.  The Company also had cash restricted to meet its hedge account requirements.  The total amount of cash restricted in its hedge account was approximately $204,000 and $1.5 million as of March 31, 2010 and December 31, 2009, respectively.

Net Income (Loss) Per Unit

Net income (loss) per unit is calculated on a basic and fully diluted basis using the weighted average units outstanding during the period.  No diluted units were outstanding as of March 31, 2010.  For the period ended March 31, 2009, 70,000 equivalent units outstanding were not included as they would be anti-dilutive.

4

RED TRAIL ENERGY, LLC
NOTES TO CONDENSED FINANCIAL STATEMENTS
FOR THE PERIODS ENDED MARCH 31, 2010 AND DECEMBER 31, 2009

Fair Value of Financial Instruments

On January 1, 2008, the Company adopted guidance for accounting for fair value measurements of financial assets and financial liabilities and for fair value measurements of nonfinancial items that are recognized or disclosed at fair value in the financial statements on a recurring basis. On January 1, 2009, the Company adopted guidance for fair value measurement related to nonfinancial items that are recognized and disclosed at fair value in the financial statements on a nonrecurring basis.  The guidance establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to measurements involving significant unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:
•	Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.
•	Level 2 inputs are inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
•	Level 3 inputs are unobservable inputs for the asset or liability.

The level in the fair value hierarchy within which a fair measurement in its entirety falls is based on the lowest level input that is significant to the fair value measurement in its entirety.

The fair value of the Company’s cash and equivalents, accounts receivable, accounts payable, derivative instruments and other working capital accounts approximate their carrying value due to their short-term nature.   The Company evaluated the fair value of its long-term debt at March 31, 2010 and December 31, 2009 and the fair value approximated the carrying value (see Note 6 for additional information).

2.  CONCENTRATIONS

Coal

Coal is an important input to our manufacturing process.  We entered into a new two year agreement with Westmoreland Coal Sales Company (“Westmoreland”) to supply PRB coal through 2011.  Whether the Plant runs long-term on lignite or PRB coal, there can be no assurance that the coal we need will always be delivered as we need it, that we will receive the proper size or quality of coal or that our coal combustor will always work properly with lignite or PRB coal. Any disruption could either force us to reduce our operations or shut down the Plant, both of which would reduce our revenues.

We believe we could obtain alternative sources of PRB or lignite coal if necessary, though we could suffer delays in delivery and higher prices that could hurt our business and reduce our revenues and profits. We believe there is sufficient supply of coal from the PRB coal regions in Wyoming and Montana to meet our demand for PRB coal.  We also believe there is sufficient supply of lignite coal in North Dakota to meet our demand for lignite coal.

If there is an interruption in the supply or quality of coal for any reason, we may be required to halt production. If production is halted for an extended period of time, it may have a material adverse affect on our operations, cash flows and financial performance.

In addition to coal, we could use natural gas as a fuel source if our coal supply is significantly interrupted. There is a natural gas line within three miles of our Plant and we believe we could contract for the delivery of enough natural gas to operate our Plant at full capacity. Natural gas tends to be significantly more expensive than coal and we would also incur significant costs to adapt our power systems to natural gas. Because we are already operating on coal, we do not expect to need natural gas unless coal interruptions impact our operations.

Sales

We are substantially dependent upon RPMG for the purchase, marketing and distribution of our ethanol. RPMG purchases 100% of the ethanol produced at our Plant, all of which is marketed and distributed to its customers. Therefore, we are highly dependent on RPMG for the successful marketing of our ethanol. In the event that our relationship with RPMG is interrupted or terminated for any reason, we believe that we could locate another entity to market the ethanol.  However, any interruption or termination of this relationship could temporarily disrupt the sale and production of ethanol and adversely affect our business and operations and potentially result in a higher cost to the Company.

5

RED TRAIL ENERGY, LLC
NOTES TO CONDENSED FINANCIAL STATEMENTS
FOR THE PERIODS ENDED MARCH 31, 2010 AND DECEMBER 31, 2009

We are substantially dependent on CHS for the purchase, marketing and distribution of our DDGS. CHS purchases 100% of the DDGS produced at the Plant (approximately 13% of our total revenue), all of which are marketed and distributed to its customers. Therefore, we are highly dependent on CHS for the successful marketing of our DDGS. In the event that our relationship with CHS is interrupted or terminated for any reason, we believe that another entity to market the DDGS could be located. However, any interruption or termination of this relationship could temporarily disrupt the sale and production of DDGS and adversely affect our business and operations.

3. DERIVATIVE INSTRUMENTS

From time to time the Company enters into derivative transactions to hedge its exposures to interest rate and commodity price fluctuations. The Company does not enter into derivative transactions for trading purposes.

The Company provides qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses from derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

As of March 31, 2010, the Company had entered into interest rate swap agreements along with corn and ethanol derivative instruments.  The Company records its derivative financial instruments as either assets or liabilities at fair value in the statement of financial position.  Derivatives qualify for treatment as hedges when there is a high correlation between the change in fair value of the derivative instrument and the related change in value of the underlying hedged item. Based upon the exposure being hedged, the Company may designate its hedging instruments as a fair value hedge, a cash flow hedge or a hedge against foreign currency exposure.  The Company formally documents, designates, and assesses the effectiveness of transactions that receive hedge accounting initially and on an on-going basis.  The Company does not currently have any derivative instruments that are designated as effective hedging instruments for accounting purposes.

Commodity Contracts

As part of its hedging strategy, the Company may enter into ethanol and corn commodity-based derivatives in order to protect cash flows from fluctuations caused by volatility in commodity prices in order to protect gross profit margins from potentially adverse effects of market and price volatility on ethanol sales and corn purchase commitments where the prices are set at a future date.  These derivatives are not designated as effective hedges for accounting purposes. For derivative instruments that are not accounted for as hedges, or for the ineffective portions of qualifying hedges, the change in fair value is recorded through earnings in the period of change. Ethanol derivative fair market value gains or losses are included in the results of operations and are classified as revenue and corn derivative changes in fair market value are included in cost of goods sold.

As of:	March 31, 2010				December 31, 2009
Contract Type	# of Contracts	Notional Amount (Qty)		Fair Value	# of Contracts	Notional Amount (Qty)		Fair Value
Corn futures	19	95,000	bushels	$15,750	82	410,000	bushels	$129,063
Ethanol swap contracts	52	748,800	gallons	260,885	530	7,632,000	gallons	(806,490)
Total fair value				$276,635				$(677,427)

Amounts are recorded separately on the balance sheet - negative numbers represent liabilties

None of the commodity contracts in place at March 31, 2010 and 2009 were designated as effective hedges for accounting purposes. As such, the change in fair value of the commodity contracts in place at March 31, 2010 and 2009 have been recorded in the results of operations and classified as stated above.

Interest Rate Contracts

The Company manages its floating rate debt using interest rate swaps. The Company has entered into fixed rate swaps to alter its exposure to the impact of changing interest rates on its results of operations and future cash outflows for interest. Fixed rate swaps are used to reduce the Company’s risk of the possibility of increased interest costs. Interest rate swap contracts are therefore used by the Company to separate interest rate risk management from the debt funding decision.

6

RED TRAIL ENERGY, LLC
NOTES TO CONDENSED FINANCIAL STATEMENTS
FOR THE PERIODS ENDED MARCH 31, 2010 AND DECEMBER 31, 2009

The Company had approximately $30.1 million and $30.8 million of notional amount outstanding in swap agreements, as of March 31, 2010 and December 31, 2009, respectively that exchange variable interest rates (one-month LIBOR and three-month LIBOR) for fixed interest rates over the terms of the agreements. At March 31, 2010 and December 31, 2009, the fair value of the interest rate swaps totaled approximately $2.3 million and $2.4 million, respectively, and is included in current liabilities. These agreements are not designated as an effective hedge for accounting purposes and the change in fair market value and associated net settlements are recorded in interest expense. The swaps mature in April 2012.

The Company recorded net settlements of approximately $361,000 and $20,000 for the three months ended March 31, 2010 and 2009, respectively. See Note 5 for a description of these agreements.

The following tables provide details regarding the Company’s derivative financial instruments at March 31, 2010 and December 31, 2009:

Derivatives not designated as hedging instruments for accounting purposes

Balance Sheet - as of March 31, 2010	Asset	Liability
Derivative instruments, at fair value	$276,635	$	―
Interest rate swaps, at fair value	―		2,322,867
Total derivatives not designated as hedging instruments for accounting purposes	$276,635		$2,322,867

Balance Sheet - as of December 31, 2009	Asset	Liability
Derivative instruments, at fair value	$129,063	$806,490
Interest rate swaps, at fair value	―	2,360,686
Total derivatives not designated as hedging instruments for accounting purposes	$129,063	$3,167,176

Statement of Operations (Income)/expense	Location of gain (loss) recognized in income	Amount of gain (loss) recognized in income during the three months ended March 31, 2010	Amount of gain (loss) recognized in income during the three months ended March 31, 2009
Corn derivative instruments	Cost of goods sold	$140,832	$487,932
Ethanol derivative instruments	Revenues	1,487,829	―
Interest rate swaps	Interest expense	(323,614)	(165,675)
Total		$1,305,047	$322,257

4. INVENTORY

Inventory is valued at lower of cost or market. Inventory values as of March 31, 2010 and December 31, 2009 were as follows:

As of	March 31, 2010	December 31, 2009
Raw materials, including corn, chemicals and supplies	$5,522,134	$4,921,532
Work in process	603,042	642,701
Finished goods, including ethanol and distillers grains	477,651	1,428,798
Total inventory	$6,602,827	$6,993,031

Lower of cost or market adjustments for the three months ended March 31, 2010 and 2009 were as follows:

For the three months ended March 31,	2010	2009
Loss on firm purchase commitments	$102,000	$274,000
Lower of cost or market adjustment for inventory on hand	20,000	767,000
Total lower of cost or market adjustments	$122,000	$1,041,000

7

RED TRAIL ENERGY, LLC
NOTES TO CONDENSED FINANCIAL STATEMENTS
FOR THE PERIODS ENDED MARCH 31, 2010 AND DECEMBER 31, 2009

The Company has entered into forward corn purchase contracts under which it is required to take delivery at the contract price. At the time the contracts were created, the price of the contract price approximated market price. Subsequent changes in market conditions could cause the contract prices to become higher or lower than market prices. As of March 31, 2010, the average price of corn purchased under fixed price contracts, that had not yet been delivered, was slightly above market price. Based on this information, the Company accrued an estimated loss of firm purchase commitments of $102,000 for the three months ended March 31, 2010. The Company also recorded a loss on firm purchase commitments of approximately $274,000 for the three month period ended March 31, 2009. The loss is recorded in “Loss on firm purchase commitments” on the statements of operations. The amount of the loss was determined by applying a methodology similar to that used in the impairment valuation with respect to inventory. Given the uncertainty of future ethanol prices, this loss may or may not be recovered, and further losses on the outstanding purchase commitments could be recorded in future periods.

The Company recorded inventory valuation impairments of $20,000 and $767,000 for the three months ended March 31, 2010 and 2009, respectively. The impairments were attributable primarily to decreases in market prices of corn and ethanol. The inventory valuation impairment was recorded in “Lower of cost or market adjustment for inventory on hand” on the statement of operations.

5. BANK FINANCING

Long-term debt consists of the following:

As of	March 31, 2010	December 31, 2009
Notes payable under loan agreement to bank, see details below	$39,198,555	$44,541,350
Subordinated notes payable, see details below	5,525,000	5,525,000
Capital lease obligations (Note 7)	38,550	53,675
Total Long-Term Debt	44,762,105	50,120,025
Less amounts due within one year	12,600,000	6,500,000
Total Long-Term Debt Less Amounts Due Within One Year	$32,162,105	$43,620,025

Scheduled maturities for the twelve months ended March 31
2011 +		$12,600,000
2012		5,844,533
2013		26,301,417
2014		15,611
2015		544
Thereafter		―
Total		$44,762,105

+ - Scheduled current maturities for the twelve months ended March 31, 2010 include the full outstanding balance of our subordinated debt which has a maturity date of March 2011. However, the subordination agreement requires the bank to provide us written consent to make any principal payments to the subordinated debt holders however we have not received such consent as of March 31, 2010.

As of March 31, 2010, the Company was in compliance with all of its debt covenants.

The Company is subject to a number of covenants and restrictions in connection with its credit facilities, including:

•	Providing the bank with current and accurate financial statements;

•	Maintaining certain financial ratios, minimum net worth, and working capital;

•	Maintaining adequate insurance;

•	Not making, or allowing to be made, any significant change in the Company’s business or tax structure;

•	Needing bank approval for capital expenditures in excess of $500,000; and

8

RED TRAIL ENERGY, LLC
NOTES TO CONDENSED FINANCIAL STATEMENTS
FOR THE PERIODS ENDED MARCH 31, 2010 AND DECEMBER 31, 2009

•	Limiting the Company’s ability to make distributions to members.

The construction loan agreement with the bank also contains a number of events of default (including violation of our loan covenants) which, if any of them were to occur, would give the bank certain rights, including but not limited to:

•	Declaring all the debt owed to the bank immediately due and payable; and

•	Taking possession of all of the Company’s assets, including any contract rights.

The bank could then sell all of the Company’s assets or business and apply any proceeds to repay their loans. The Company would continue to be liable to repay any loan amounts still outstanding.

Credit Agreement

In December 2005, the Company entered into a credit agreement with First National Bank of Omaha providing for a total credit facility of approximately $59,712,000 for the purpose of funding the construction of the Plant. The construction loan agreement requires the Company to maintain certain financial ratios and meet certain non-financial covenants. The construction loan agreement is secured by substantially all of the assets of the Company and includes the terms as described below.

The Company entered into the seventh amendment to its loan agreements (“Seventh Amendment”) in March of 2010 (effective as of December 31, 2009). The Seventh Amendment changed certain definitions and covenant ratios within the financial covenants that allowed the Company to meet those covenants as of December 31, 2009 as well as waived all prior covenant violations. The Seventh Amendment also calls for an additional principal payment that approximates an increase in our interest rate spread to 500 basis points over certain LIBOR rates.

Interest expense as shown on the statement of operations is composed of the following:

Interest Expense	For the three months ended March 31, 2010	For the three months ended March 31, 2009
Interest expense on long-term debt	$765,305	$572,163
Amortization/write-off of deferred financing costs	―	567,385
Change in fair value of interest rate swaps	(37,819)	145,589
Net settlements on interest rate swaps	361,433	20,085
Total interest expense	$1,088,919	$1,305,222

Construction Loan

The Company had four long-term notes (collectively the “Term Notes” or each a “Term Note”) in place as of March 31, 2010. Three of the Term Notes were established in conjunction with the termination of the original construction loan agreement on April 16, 2007. The fourth Term Note was entered into during December 2007 (the “December 2007 Fixed Rate Note”) when the Company entered into a second interest rate swap agreement which effectively fixed the interest rate on an additional $10 million of debt. The Construction Loan Agreement requires the Company to maintain certain financial ratios and meet certain non-financial covenants. Each Term Note has specific interest rates and terms as described below.

9

RED TRAIL ENERGY, LLC
NOTES TO CONDENSED FINANCIAL STATEMENTS
FOR THE PERIODS ENDED MARCH 31, 2010 AND DECEMBER 31, 2009

Term Notes - Construction Loan

	Outstanding Balance					Estimated
	(Millions)		Interest Rate		Range of Estimated	Final
	March 31,	December	March 31,	December	Quarterly Principal	Payment
Term Note	2010	31, 2009	2010	31, 2009	Payment Amounts	(millions)	Notes
Fixed Rate Note	$23.00	$23.60	6.00%	6.00%	$560,000 - $630,000	$18.30	1, 2, 4
Variable Rate Note	1.60	2.10	6.00%	6.00%	$1,600,000	1.60	1, 2, 3, 5
Long-Term Revolving Note	5.88	10.00	6.00%	6.00%	$550,000 - $610,000	1.20	1, 2, 6, 7, 8
2007 Fixed Rate Note	8.55	8.80	6.00%	6.00%	$200,000 - $235,000	6.80	1, 2, 5

Notes
1 - The scheduled maturity date is April 2012
2 - Range of estimated quarterly principal payments is based on principal balances and interest rates as of March 31, 2010
3 -
 Quarterly payments of $634,700 are applied first to interest on the Long-Term Revolving Note, next to accrued interest on the Variable Rate Note and finally to principal on the Variable Rate Note. Variable Rate Note was paid off in April 2010 as Excess Cash Flow payment was applied to the Variable Rate Note.

4 - Interest rate based on 5.0% over three-month LIBOR with a 6% minimum, reset quarterly
5 - Interest rate based on 5.0% over three-month LIBOR with a 6% minimum, reset quarterly
6 - Interest rate based on 5.0% over one-month LIBOR with a 6% minimum, reset monthly
7 - Principal payments would be made on the Long-Term Revolving Note once the Variable Rate Note is paid in full. Any principal applied to the Long-Term Revolving Note reduces the amount available under the revolver.
8 - Funds withheld from the plant's design builder (approx $4.1 million) which were previously set aside in a money market account were applied to the Long-Term Revolving Note in March 2010 pursuant to the terms of the 7th Amendment to the Company's Loan Agreement. Accordingly, the payment amounts above take into account the application of those funds which may ultimately be paid to the design builder depending upon the terms of any resolution of the dispute.

Interest Rate Swap Agreements

In December 2005, the Company entered into an interest rate swap transaction that effectively fixed the interest rate at 8.08% on the outstanding principal of the Fixed Rate Note. In December 2007, the Company entered into a second interest rate swap transaction that effectively fixed the interest rate at 7.695% on the outstanding principal of the December 2007 Fixed Rate Note.

The interest rate swaps were not designated as either a cash flow or fair value hedge. Fair value adjustments and net settlements are recorded in interest expense.

Letters of Credit

The Company also issued two new letters of credit during the second quarter of 2009 in conjunction with the issuance of its grain warehouse and distilled spirits bonds. The letters of credit were issued in the amount of $500,000 and $250,000, respectively.

Subordinated Debt

As part of the Construction Loan Agreement, the Company entered into three separate subordinated debt agreements totaling $5,525,000 and received funds from these debt agreements during 2006. Interest is charged at a rate of 2.0% over the Variable Rate Note interest rate (a total of 8% and 6.4825% at March 31, 2010 and 2009, respectively) and has a scheduled maturity of March 2011. The outstanding balance of the subordinated debt has been included in our current debt maturities, as noted above. However, the subordination agreement requires the Bank to provide consent to make principal payments to the subordinated debt holders but the Company has not received such consent. Interest is compounding with any unpaid interest converted to principal. The balance outstanding on these loans was $5,525,000 as of March 31, 2010 and December 31, 2009.

10

RED TRAIL ENERGY, LLC
NOTES TO CONDENSED FINANCIAL STATEMENTS
FOR THE PERIODS ENDED MARCH 31, 2010 AND DECEMBER 31, 2009

6. FAIR VALUE MEASUREMENTS

The following table provides information on those assets and liabilities that are measured at fair value on a recurring basis as of March 31, 2010 and December 31, 2009, respectively. Money market funds shown below are included in cash and equivalents on the balance sheet.
			Fair Value Measurement Using
	Carrying Amount as of March 31, 2010	Fair Value as of March 31, 2010	Level 1		Level 2		Level 3
Assets
Money market funds	$901,344	$901,344		$901,344	$	―	$	―
Derivative instruments	276,635	276,635		276,635		―		―
Total	$1,177,979	$1,177,979		$1,177,979	$	―	$	―
Liabilities
Interest rate swaps	$2,322,867	$2,322,867	$	―		$2,322,867	$	―
Total	$2,322,867	$2,322,867	$	―		$2,322,867	$	―

			Fair Value Measurement Using
	Carrying Amount as of December 31, 2009	Fair Value as of December 31, 2009	Level 1		Level 2		Level 3
Assets
Money market funds	$5,010,325	$5,010,325		$5,010,325	$	―	$	―
Derivative instruments	129,063	129,063		129,063		―		―
Total	$5,139,388	$5,139,388		$5,139,388	$	―	$	―
Liabilities
Interest rate swaps	$2,360,686	$2,360,686	$	―		$2,360,686	$	―
Derivative instruments	806,490	806,490		806,490		―		―
Total	$3,167,176	$3,167,176		$806,490		$2,360,686	$	―

The fair value of the money market funds and corn and ethanol derivative instruments is based on quoted market prices in an active market. The fair value of the interest rate swap instruments are determined by using widely accepted valuation techniques including discounted cash flow analysis on the expected cash flows of each instrument. The analysis of the interest rate swap reflects the contractual terms of the derivatives, including the period to maturity and uses observable market-based inputs and uses the market standard methodology of netting the discounted future fixed cash receipts and the discounted expected variable cash payments. The variable cash payments are based on an expectation of future interest rates derived from observable market interest rate curves.

Financial Instruments Not Measured at Fair Value

The estimated fair value of the Company’s long-term debt, including the short-term portion, at March 31, 2010 approximated the carrying value of $44.6 million. The Company had negotiated an amendment to its loan agreements during 2009 that set an interest rate floor of 6% which was the interest rate in effect at March 31, 2010 and was thought to approximate the market interest rate for this debt. The estimated fair value of the Company’s long-term debt, including the short-term portion, at December 31, 2009 approximated its carrying value of $50 million. Fair value was estimated using estimated market interest rates as of March 31, 2010 and December 31, 2009. The fair values and carrying values consider the terms of the related debt and exclude the impacts of debt discounts and derivative/hedging activity.

11

RED TRAIL ENERGY, LLC
NOTES TO CONDENSED FINANCIAL STATEMENTS
FOR THE PERIODS ENDED MARCH 31, 2010 AND DECEMBER 31, 2009

7. LEASES

The Company leases equipment under operating and capital leases through 2015. The Company is generally responsible for maintenance, taxes, and utilities for leased equipment. Equipment under operating lease includes a locomotive and rail cars. Rent expense for operating leases was approximately $130,000 and $102,000 for the three months ended March 31, 2010 and 2009, respectively. Equipment under capital leases consists of office equipment and plant equipment.

Equipment under capital leases is as follows at:

As of	March 31, 2010	December 31, 2009
Equipment	$219,476	$219,476
Accumulated amortization	69,059	63,248
Net equipment under capital lease	$150,417	$156,228

At March 31, 2010, the Company had the following minimum commitments, which at inception had non-cancelable terms of more than one year. Amounts shown below are for the 12 months period ending March 31:

	Operating Leases	Capital Leases
2011	$505,260	$30,731
2012	483,190	3,354
2013	378,200	3,354
2014	31,200	3,354
2015	31,200	560
Thereafter	15,600	―
Total minimum lease commitments	$1,444,650	41,353
Less amount representing interest		2,803
Present value of minimum lease commitments included in the preceding current liabilities		$38,550

8. MEMBERS’ EQUITY

The Company has one class of membership units, Class A Membership Units (the “Units”), with each Unit representing a pro rata ownership interest in the Company’s capital, profits, losses and distributions. There were 40,193,973 Units outstanding as of March 31, 2010 and December 31, 2009, respectively.

On April 8, 2010, the board of governors of Red Trail Energy, LLC announced its intent to engage in a reclassification and reorganization of the Company’s membership units.  The proposed transaction will provide for the reclassification of the Company’s membership units into three separate and distinct classes.

If the proposed reclassification is approved by the Company’s members, we expect that each member of record holding 50,000 or more units will receive one Class A unit for each common equity unit held by such unit holder prior to the reclassification; each member of record holding 10,001 to 49,999 units will receive one Class B unit for each common equity unit held by such unit holder immediately prior to the reclassification; and each member of record holding 10,000 or fewer units will receive one Class C unit for each common equity unit held by such unit holder immediately prior to the reclassification.

If the Company’s members approve the proposed amendment to the Company’s operating agreement and member control agreement and the reclassification is implemented, the Company anticipates having fewer than 300 unit holders of record of its common equity units and fewer than 500 unit holders of record of each of the additional classes, which would enable the Company to voluntarily terminate the registration of its units under the Securities and Exchange Act of 1934.

We expect that the classes of units will be distinguished from one another based on voting rights.  If the Company’s members approve the proposed amendment to the Company’s operating agreement and member control agreement and the reclassification is implemented, we expect that Class A unit holders would be entitled to vote on all matters for which unit holder approval is required under the Company’s operating agreement, member control agreement or state law; Class B unit holders would be entitled to vote on the election of the Company’s governors and the voluntary dissolution of the Company; and Class C unit holders would be entitled to vote only on the voluntary dissolution of the Company.

12

RED TRAIL ENERGY, LLC
NOTES TO CONDENSED FINANCIAL STATEMENTS
FOR THE PERIODS ENDED MARCH 31, 2010 AND DECEMBER 31, 2009

The Board intends to have members vote on this proposed transaction at its Annual Meeting. The date of this meeting has yet to be determined but is expected to be held later in 2010 (August – October). This proposed reclassification is subject to the affirmative vote of 2/3 of the Units outstanding. Members may vote their units in person by attending the annual meeting, or by mailing their completed proxy if they are unable or do not wish to attend. The Company is in the process of preparing a preliminary proxy statement regarding the proposed reclassification described above for SEC review and will file a definitive proxy statement upon completion of SEC review. A definitive proxy statement containing detailed information about the proposed reclassification will be sent to the members prior to the special meeting of members.

9. COMMITMENTS AND CONTINGENCIES

Design-Build Agreement

The Company signed a design-build agreement (the “Design-Build Agreement”) with Fagen, Inc. (“Fagen”) in September 2005 to design and build the Plant at a total contract price of approximately $77 million. The Company has remaining payments under the Design-Build Agreement of approximately $3.9 million. This payment has been withheld pending satisfactory resolution of a punch list of items, including a major issue with the coal combustor experienced during start up. The Plant was originally designed to be able to run on lignite coal. During the first four months of operation, however, the Plant experienced numerous shut downs related to running on lignite coal. In April 2007, the Company switched to using Powder River Basin (“PRB”) coal as its fuel source and has not experienced a single shut down related to coal quality. The Company continues to work with Fagen to find a solution to these issues. An amount approximately equal to the final payment has been set aside is currently being used to pay down the Company’s Long-Term Revolving Note. The funds may be released upon resolution of this issue pending bank approval.

Firm Purchase Commitments for Corn

To ensure an adequate supply of corn to operate the Plant, the Company enters into contracts to purchase corn from local farmers and elevators. At March 31, 2010 and 2009, the Company had various fixed price and basis contracts for the purchase of approximately 927,000 and 1.9 million bushels of corn, respectively. Using the stated contract price for the fixed price contracts and using market prices as of the respective date for the basis contracts, the Company had commitments of approximately $3.3 million and $7.9 million, respectively, related to the bushels under contract.

13

RED TRAIL ENERGY, LLC
NOTES TO CONDENSED FINANCIAL STATEMENTS
FOR THE PERIODS ENDED MARCH 31, 2010 AND DECEMBER 31, 2009

10. RELATED-PARTY TRANSACTIONS

The Company has balances and transactions in the normal course of business with various related parties for the purchase of corn, sale of distillers grains and sale of ethanol. The related parties include Unit holders, members of the board of governors of the Company, Greenway Consulting, LLC (“Greenway”) and RPMG, Inc. (“RPMG”). The Company also has a note payable to Greenway and pays Greenway for consulting fees (recorded in general and administrative expense). Significant related party activity affecting the financial statements are as follows:

	March 31, 2010	December 31, 2009
Balance Sheet
Accounts receivable	$1,611,781	$2,155,238
Accounts payable	1,386,341	1,164,218
Notes payable	1,525,000	1,525,000

	For the three months ended March 31, 2010	For the three months ended March 31, 2009
Statement of Operations
Revenues	$22,964,373	$17,484,495
Cost of goods sold	864,837	697,310
General and administrative	49,898	106,715

Inventory Purchases	$1,325,545	$1,513,137

14

ITEM 2. MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

We prepared the following discussion and analysis to help you better understand our financial condition, changes in our financial condition, and results of operations for the three months ended March 31, 2010, compared to the same period of the prior fiscal year. This discussion should be read in conjunction with our interim condensed financial statements and notes included in Item 1 of Part 1 of this Quarterly Report, and the audited condensed financial statements and notes thereto contained in Item 8 and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained in Item 7 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2009.

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

This Quarterly Report contains forward-looking statements within the meaning of Section 21E of the Exchange Act. Forward-looking statements are all statements other than statements of historical fact, including without limitation those statements that are identified by the words “anticipates,” “believes,” “continue,” “could,” “estimates,” “expects,” “future,” “hope,” “intends,” “may,” “plans,” “potential,” “predicts,” “should,” “target,” and similar expressions, and include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions (many of which are based, in turn, upon further assumptions) and other statements that are other than statements of historical facts. From time to time, the Company may publish or otherwise make available forward-looking statements of this nature, including statements contained within this Management’s Discussion and Analysis of Financial Condition and Results of Operations.

Forward-looking statements involve risks and uncertainties, which could cause actual results or outcomes to differ materially from those expressed. Forward-looking statements in this Quarterly Report include, but are not limited to, our expectations regarding future revenues and expenses, the effect of state and federal low carbon fuel or ethanol blending regulations on our operations and revenues, Plant downtime, capital expenditures, our compliance with loan covenants, reinstatement of our line of credit, interest costs, interest income, receipt of grant income, receipt of state incentive plan payments, linkage of ethanol and corn prices in the future, ethanol and distillers grain prices, corn costs, increased yields from production, the implementation of our corn procurement program, the possible installation of corn oil extraction equipment, hedging strategies, corn usage and ethanol production, general and administrative costs, chemical and denaturant costs, expected savings from our coal unloading facility, our profit projections for the rest of 2010, and our ability to fund our operations and capital expenditures from our existing cash flows. The Company's expectations, beliefs and projections are expressed in good faith and are believed by the Company to have a reasonable basis, including without limitation, management's examination of historical operating trends, data contained in the Company's records and other data available from third parties. Nonetheless, the Company's expectations, beliefs or projections may not be achieved or accomplished. Forward-looking statements are subject to known and unknown risks and uncertainties, including those risks described in “Item 1A - Risk Factors” of our Annual Report on Form 10-K as updated in Part II, Item 1A of this Quarterly Report.

Any forward-looking statement contained in this document speaks only as of the date on which the statement is made, and the Company undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances that occur after the date on which the statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for management to predict all of the factors, nor can it assess the effect of each factor on the Company's business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. All forward-looking statements, whether written or oral and whether made by or on behalf of the Company, are expressly qualified by the risk factors and cautionary statements in this Quarterly Report, including statements contained within “Part II, Item 1A – Risk Factors,” and in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, and include:

•	Fluctuations in the price and market for ethanol and distillers grains;
•	Availability and costs of products and raw materials, particularly corn and coal;
•	Changes in the environmental regulations that apply to our plant operations and our ability to comply with such regulations;
•
Ethanol supply exceeding demand and corresponding ethanol price reductions impacting our ability to operate profitably and maintain a positive spread between the selling price of our products and our raw material costs;

15

•	Our ability to generate and maintain sufficient liquidity to fund our operations, meet debt service requirements and necessary capital expenditures;
•	Our ability to continue to meet our loan covenants;
•	Limitations and restrictions contained in the instruments and agreements governing our indebtedness;
•	Results of our hedging transactions and other risk management strategies;
•	Changes in plant production capacity, variations in actual ethanol and distillers grains production from expectations or technical difficulties in operating the plant;
•	Changes in our business strategy, capital improvements or development plans;
•	Changes in interest rates and the availability of credit to support capital improvements, development, expansion and operations;
•	Our ability to market and our reliance on third parties to market our products;
•	Changes in or elimination of governmental laws, tariffs, trade or other controls or enforcement practices that currently benefit the ethanol industry including:
o
national, state or local energy policy – examples include legislation already passed such as the California low-carbon fuel standard as well as potential legislation in the form of carbon cap and trade;

o	federal and state ethanol tax incentives;
o	legislation mandating the use of ethanol or other oxygenate additives;
o	state and federal regulation restricting or banning the use of MTBE;
o	environmental laws and regulations that apply to our plant operations and their enforcement; or
o	reduction or elimination of tariffs on foreign ethanol.
•	The development of infrastructure related to the sale and distribution of ethanol including:
o	expansion of rail capacity,
o	possible future use of ethanol dedicated pipelines for transportation,
o	increases in truck fleets capable of transporting ethanol within localized markets,
o	additional storage facilities for ethanol, expansion of refining and blending facilities to handle ethanol,
o	growth in service stations equipped to handle ethanol fuels, and
o	growth in the fleet of flexible fuel vehicles capable of using higher blends of ethanol fuel;
•	Increased competition in the ethanol and oil industries;
•	Fluctuations in U.S. oil consumption and petroleum prices;
•	Changes in general economic conditions or the occurrence of certain events causing an economic impact in the agriculture, oil or automobile industries;
•	Ongoing disputes with our management consultant and design-build contractor;
•	Our liability resulting from litigation;
•	Our ability to retain key employees and maintain labor relations;
•	Changes and advances in ethanol production technology; and
•	Competition from alternative fuels and alternative fuel additives.

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Summary

Red Trail Energy, LLC, a North Dakota limited liability company (the “Company,” “Red Trail,” or “we,” “our,” or “us”), owns and operates a 50 million gallon annual name-plate production ethanol plant near Richardton, North Dakota
(the “Plant”).

Results of Operations

The following table shows the results of our operations and the percentages of revenues, cost of goods sold, general and administrative expenses and other items to total sales and revenues in our statements of operations for the three months ended March 31, 2010 and 2009, respectively.

	Three months ended March 31, 2010 (Unaudited)		Three months ended March 31, 2009 (Unaudited)
	Amount	Percent	Amount	Percent
Revenues
Ethanol, net of changes in fair value of derivative instruments	$23,784,165	82.34%	$16,904,002	80.90%
Distillers grains	5,102,726	17.66%	3,991,611	19.10%
Total Revenue	28,886,891	100.00%	20,895,613	100.00%
Cost of Goods Sold
Cost of goods sold, net of changes in fair value of derivative instruments	23,606,550	81.72%	18,391,358	88.02%
Loss on firm purchase commitments	102,000	0.35%	274,000	1.31%
Lower of cost or market adjustment for inventory on hand	20,000	0.07%	767,000	3.67%
Depreciation	1,450,442	5.02%	1,470,219	7.04%
Total Cost of Goods Sold	25,178,992	87.16%	20,902,577	100.03%
Gross Margin (Deficit)	3,707,899	12.84%	(6,964)	-0.03%
General and Administrative	640,155	2.22%	781,009	3.74%
Operating Income (Loss)	3,067,744	10.62%	(787,973)	-3.77%
Interest Expense	1,088,919	3.77%	1,305,222	6.25%
Other Income, net	1,005,667	3.48%	42,221	0.20%
Net Income (Loss)	$2,984,492	10.33%	$(2,050,974)	-9.82%

Additional Data	Three Months ended March 31, 2010	Three Months ended March 31, 2009
Ethanol sold (thousands of gallons)	14,249	11,792
Dried distillers grains sold (tons)	34,516	15,453
Modified distillers grains sold (tons)	20,215	34,600
Ethanol avg price/gallon (incl hedging activity)	$1.67	$1.43
Dried distillers grains avg price/ton	$108.78	$138.28
Modified distillers grains avg price/ton	$57.52	$51.20
Corn costs per bushel (incl hedging activity)	$3.54	$3.98

Results of Operations for the Three Months Ended March 31, 2010 as Compared to the Three Months Ended March 31, 2009

Summary

Our main revenue sources (ethanol and distillers grains) and our main cost component (corn) are commodities that are subject to a high degree of price volatility but also have at times, historically, maintained a high degree of correlation.  Because of this volatility, we may experience large variances in our revenue and cost of goods sold from period to period and year to year.  While we do monitor increases and decreases in the price of ethanol and corn and we also monitor our other costs of goods sold very closely, we tend to focus our attention on the spread between ethanol and corn prices as that has the biggest impact on our profitability.  Margins decreased during the first quarter of 2010, as compared to December 31, 2009 as ethanol prices decreased in relation to corn prices.  The main reason for the decline in ethanol prices and margins appears to be a readily available supply of ethanol as many plants that had been slowed down or shut down early in 2009 came back on line or increased production when margins improved during the last six months of 2009.

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Despite the decline in margins from December 2009, our operations were profitable during the first quarter of 2010 with a net income of approximately $3.0 million compared to a net loss of approximately $2.1 million during the first quarter of 2009.  Operationally we had a very strong quarter, producing approximately 13.8 million gallons of ethanol.  During the first quarter of 2010, our earnings came from three main areas – operations, hedging activity and an insurance settlement.  Earnings from operations were approximately $800,000 as margins were still positive in January and declined in February and March.  We realized a gain from our hedging activities of approximately $1.2 million (including a loss on firm purchase commitments of $102,000) and we also recognized income of approximately $983,000 from a business interruption insurance claim related to downtime our plant experienced during October 2009.

On April 8, 2010, the Company announced its intent to engage in a reclassification and reorganization of the Company’s membership units.  The proposed transaction will provide for the reclassification of the Company’s membership units into three separate and distinct classes.

If the proposed reclassification is approved by the Company’s members, we expect that each member of record holding 50,000 or more units will receive one Class A unit for each common equity unit held by such unit holder prior to the reclassification; each member of record holding 10,001 to 49,999 units will receive one Class B unit for each common equity unit held by such unit holder immediately prior to the reclassification; and each member of record holding 10,000 or fewer units will receive one Class C unit for each common equity unit held by such unit holder immediately prior to the reclassification.

If the Company’s members approve the proposed amendments to the Company’s operating agreement and member control agreement and the reclassification is implemented, the Company anticipates having fewer than 300 unit holders of record of its common equity units and fewer than 500 unit holders of record of each of the additional classes, which would enable the Company to voluntarily terminate the registration of its units under the Securities and Exchange Act of 1934.

Revenues

Three Months Ended March 31, 2010 and 2009
Revenues increased approximately $8 million during the quarter ended March 31, 2010 as compared to the quarter ended March 31, 2009.  Ethanol revenue increased approximately $6.9 million and distillers grains revenue increased approximately $1.1 million.  The increase was due, in part, to higher prices received for ethanol and higher volumes sold of both ethanol and distillers grains compared to the first quarter of 2009.

Ethanol revenue
We continued to operate the Plant at normal production rates (approximately 110% of name plate capacity) during the first quarter of 2010.  We sold approximately 2.5 million more gallons of ethanol during the first quarter of 2010 compared to the first quarter of 2009 as we operated the Plant at a slower rate during the first quarter of 2009 due to poor margin conditions.  The price we received during the first quarter of 2010, including the effects of our hedging activity, was an average of $0.24 per gallon higher than the price received during the first quarter of 2009 ($1.67 per gallon vs. $1.43 per gallon).  Gains and losses related to our ethanol hedging activities are recorded in revenue.  We recorded gains of approximately $1.5 million and $0 for the three months ended March 31, 2010 and 2009, respectively.  Ethanol is a commodity that has maintained a fairly high correlation to corn futures prices.  While corn futures prices trended lower during the first quarter of 2010, ethanol futures prices decreased even further (approximately $0.40 per gallon) as the supply of ethanol in the market place exceeded demand.

Distillers grains revenue
Our first quarter 2010 distillers grain sales volumes were roughly split 70-30 between DDGS and DMWG compared to an approximate 40-60 split during the first quarter of 2009.  The change in product mix came as we changed the pricing on our DMWG product to more closely match that of DDGS.  On a dry matter basis (converting all distillers grains produced to a DDGS equivalent) our overall production of distillers grains increased approximately 25% which is line with the increase in our ethanol production.  All of our DMWG product is transported by truck but our DDGS product is transported by both truck and rail.  As other ethanol plants located in North Dakota that had been idled for various reasons, resumed production we saw a shift in our shipments of DDGS from truck to rail.

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The average price we received for our DDGS product during the first quarter of 2010 declined approximately 22% compared to the first quarter of 2009 ($109 per ton vs. $138 per ton) but our DDGS revenue increased by approximately 70% as we sold more than twice the volume of this product.  DDGS prices generally follow the price of corn which was somewhat lower in the first quarter of 2010 compared to 2009.  The average price we receive for DDGS was also impacted by the shift from truck transportation to rail transportation noted above.  We typically receive a premium of $5 - $10 per ton for product shipped by truck vs. rail.

The average price we received for our DMWG product in 2010 increased approximately 12% compared to the first quarter of 2009 ($58 per ton vs. $51) but our revenue decreased approximately 35%.  The decrease in revenue is primarily related to lower production due to the change in product mix noted above.  We produced and sold approximately 14,400 fewer tons of DMWG during the first quarter of 2010 compared to 2009.  Prices for DMWG also generally follow the price of corn – the increase in our average price compared to last year is primarily due to the pricing change noted above.

Revenues – Prospective Information

Ethanol revenue – because ethanol is a market driven commodity, ethanol prices are very hard to predict.  During the first quarter of 2010, ethanol prices declined in relation to corn due to an oversupply of ethanol in the market place.  We anticipate that this oversupply situation will be somewhat mitigated, and ethanol prices will improve relative to corn prices, as we move into the summer driving season and demand increases for gasoline.  Blending economics are also still very positive so we anticipate the demand from discretionary blending to continue.  The industry is also anticipating the United States Environmental Protection Agency (“EPA”) to approve a higher allowable blend of ethanol (up to 15%) later this summer which could also help bolster demand.  At this time we are uncertain as to the extent of infrastructure changes that may be required to dispense gasoline blended with 15% ethanol, if any.  Outside of these factors, we anticipate the price of ethanol to generally follow the price of corn.  However, this is only a prediction on our part based on the knowledge and resources we have available today.

There is a great amount of uncertainty in the marketplace regarding the impact of negative public perception of the ethanol industry, the possible repeal and/or reduction of federal ethanol supports and the possible enactment, at the state or federal level, of low carbon fuel standards that may negatively impact ethanol.  We could face additional negative impacts from low carbon fuel standards since our Plant uses coal as its main fuel source.  Based on the low carbon fuel standard regulation proposed and approved by the California Air Resources Board, we believe that ethanol produced at our Plant would not be allowed to be sold in that state without a reduction in our Plant’s carbon footprint.  The regulation approved in California is not mandated to go into effect until 2011.  We cannot predict whether other states, or the federal government, may try to enact legislation similar to the regulation approved by the California Air Resources Board.  Please see “Item 1A – Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2009 for more information on risk factors that may affect our ethanol revenues.

Distillers grains revenue – distillers grains are also a market driven commodity which makes the price very hard to predict.  The price of distillers grains, both DDGS and DMWG, tends to follow the price of corn.  We generally expect the average price we receive for our DDGS product to decrease during the second and third quarters of each year (the summer months) compared to the first and fourth quarters (fall and winter months) as cattle move into pastures and the demand for this product decreases.  The price we receive for our DMWG product is more closely indexed to the price of corn due to the nature of how it is marketed so we expect this price to fluctuate in conjunction with corn prices.

Cost of Sales

The price we paid for our main input, corn, was lower during the first quarter of 2010 compared to the first quarter of 2009, which, along with the higher ethanol prices noted above, led to an improvement in the margin between our revenue and corn cost of approximately $0.31 per gallon.  Our overall cost of goods sold increased by approximately $4.3 million during the first quarter of 2010 compared to the first quarter of 2009.  The increase was primarily due to the increase in production noted above.  The per unit cost of many of the key components of our costs of goods sold (other than corn) were mostly unchanged compared to last year although we did experience an increase in our denaturant costs.  Our gross profit margin increased by approximately $3.7 million primarily due to improvement in the spread between our ethanol and corn prices.

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Three Months Ended March 31, 2010 and 2009
•
Corn costs - our corn costs per bushel were lower in the first quarter of 2010 compared to the first quarter of 2009 as market prices for corn were lower and we processed corn that was delivered in much closer proximity to when it was contracted (in essence we are not contracting for corn as far out into the future as we had in the past).  We also recognized a larger hedging gain during the first quarter of 2010 as compared to the first quarter of 2009 ($488,000 vs. $141,000).  During the first quarter of 2009, we processed through some corn that had been contracted for during mid-2008 when corn prices were significantly higher.  Our average cost per bushel, net of hedging activities, was approximately $3.54 and $3.98 for the three months ended March 31, 2010 and 2009, respectively.

•
Loss on firm purchase commitments - the corn that we had under contract at March 31, 2010, while very near market prices, was approximately $0.11 per bushel higher than market, on average.  This resulted in the accrual of an estimated loss on firm purchase commitments of $102,000 as of March 31, 2010.  This compares to the accrual of an estimated loss of $274,000 ($.20 per bushel) as of March 31, 2009.

•
Lower of cost or market adjustments related to inventory on hand - we recorded lower of cost or market adjustments related to inventory on hand of $20,000 and $767,000 for the three months ended March 31, 2010 and 2009, respectively.

•
Denaturant costs – we used approximately 50,000 more gallons of denaturant during the first quarter of 2010 compared to the first quarter of 2009 due to our increased production.  We also experienced a price increase of approximately $0.74 per gallon during the same time frame ($2.07 per gallon vs. $1.33 per gallon).  The price increase is primarily related to market prices for gasoline during 2010.

Cost of Sales and Gross Margin – Prospective Information

Because ethanol is a commodity, we cannot necessarily pass along increases in our cost of goods sold to our customers.  For that reason our gross margin is very sensitive to changes in costs and we anticipate any increase in cost of goods sold to have a negative impact on our gross margin.  Major components of costs of goods sold are discussed below.

Corn cost
Because corn is a market driven commodity, corn prices are very hard to predict.  Based on our corn procurement strategies we anticipate that our corn costs will remain near market prices.  We expect that our corn prices will tend to be slightly higher than market prices in a declining corn market and slightly under market prices in a rising corn market as we do have to enter into fixed price contracts for at least a portion of our production needs to ensure an adequate supply of corn to our Plant.

Energy and chemical needs
While we do have contracts in place for our main energy inputs in an effort to mitigate future price increases for coal, water, electricity, natural gas and chemicals, we have experienced an increase in our electric rates and our chemical supply contract is subject to market pricing.

Coal cost
We have a contract in place for our coal needs in an effort to mitigate potential price increases.  Our current contract runs through December 31, 2011.

Chemical and denaturant costs
We do not anticipate any significant price increases for chemicals or denaturant during the second quarter of 2010 but anticipate that we may see some price increases in commodity prices such as oil, gasoline and natural gas which could have a negative impact on our chemical costs.

General and Administrative

Three Months Ended March 31, 2010 and 2009
General and administrative costs for the three months ended March 31, 2010 were approximately $141,000 lower than the comparable period in 2009.  The decrease is primarily related to lower bank fees as we incurred $150,000 in fees related to the Sixth Amendment to our loan agreement during the first quarter of 2009.

General and Administrative - Prospective

For the rest of 2010, we anticipate that our general and administrative costs may be slightly higher than the comparable prior year period as we expect to incur additional legal and accounting costs associated with mediation proceedings and our deregistration process.

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Interest Expense
Our interest expense is made up of the following components:

Interest Expense	For the three months ended March 31, 2010	For the three months ended March 31, 2009
Interest expense on long-term debt	$765,305	$572,161
Amortization/write-off of deferred financing costs	―	567,386
Change in fair value of interest rate swaps	(37,819)	145,590
Net settlements on interest rate swaps	361,433	20,085
Total interest expense	$1,088,919	$1,305,222

Three Months Ended March 31, 2010 and 2009
•
Interest expense on long-term debt - approximately $193,000 higher primarily due to higher interest rates.  Our weighted average interest rate for the three months ended March 31, 2010 was approximately 1.25% higher than the comparable period in 2009 while our debt balance was relatively unchanged between the periods.  The Sixth Amendment to our loan agreements implemented a minimum interest rate of 6% which is the main reason for the higher interest rates.

•
Amortization/write-off of deferred financing costs – Due to uncertainties with our loan agreements during the first quarter of 2009, we wrote off the remaining balance of our deferred financing costs which resulted in a charge of approximately $517,000.

•
Net settlements on interest rate swaps – the replacement rates on our interest rate swaps were significantly lower during the first quarter of 2010 than the comparable period in 2009 causing us to have to make up a larger difference in rates through our net settlements.

Interest Expense - Prospective
We do not feel we can accurately predict future interest rates although we expect that, at some point, they will increase from the current historically low levels.  We currently have not received any indication that rates will increase in the near future.  At the end of March 2010, funds that had been set aside in a money market account (approximately $4.1 million) related to a dispute with our design builder were applied to our Long-Term Revolving Note as a way to reduce our interest cost.  The funds will still be made available pending resolution of the dispute.  During April 2010, we paid down the remaining balance (approximately $5.9 million) of our Long-Term Revolver as a better way to temporarily use our excess cash.  Depending on how long we are able to maintain the pay down of this debt we would anticipate our interest costs to be lower as a result of our lower debt balance, assuming interest rates remain at their current levels.

We anticipate that an increase in the interest rate used to calculate the value of our interest rate swaps to have a positive impact on our net income while a decrease in those rates would have a negative impact on our net income.  We also anticipate that the passage of time will decrease the termination value of our interest rate swap.

Other Income (Expense), Net

We recognized other income of approximately $1 million and $42,000 during the three months ended March 31, 2010 and 2009, respectively.  During 2010, we received approximately $983,000 from a business interruption insurance claim related to an unplanned outage at our Plant during October 2009.  Our other income for the first quarter of 2009 was made up almost entirely of interest income.

We do not anticipate receiving any significant interest income during the rest of 2010.  It is possible that we may receive funds from the North Dakota Ethanol Incentive program during the balance of 2010 but we cannot accurately predict the amount as we don’t know the amount of funds that will be available to distribute nor whether the formula used will allow for a payment.

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Liquidity and Capital Resources

Statement of Cash Flows	For the three months ended March 31, 2010	For the three months ended March 31, 2009
Cash flows provided by operating activities	$4,828,413	$1,315,199
Cash flows used in investing activities	(95,351)	(4,503)
Cash flows provided by (used in) financing activities	(5,357,921)	1,250,993

Cash Flows

During the three months ended March 31, 2010, the increase in net income before depreciation and amortization as compared to March 31, 2009 was a significant contributor to cash flows from operating activities.  The changes in cash flows from operating activities generally follow the results of operations as discussed in “Results of Operations for the Three Months Ended March 31, 2010 as Compared to the Three Months Ended March 31, 2009” and also are affected by changes in working capital.

Three Months Ended March 31, 2010 and 2009

Operating activities

Cash flows provided by operating activities increased by approximately $3.5 million during the three months ended March 31, 2010 from the comparable period in 2009.  A net positive change in net income of approximately $5.0 million was offset by a net decrease in non-cash items (primarily related to changes in write-downs of debt financing costs and changes in fair value of derivative instruments) of approximately $1.4 million and a net negative change in working capital items between the periods of approximately $100,000 related to normal working capital changes.

Investing activities

We had minimal investing activities for the periods ended March 31, 2010 and 2009, respectively.

Financing activities

Cash flows used in financing activities increased by approximately $6.6 million during the three months ended March 31, 2010 from the comparable period in 2009.  The Company made principal payments of approximately $5.4 million during the first quarter of 2010.  These payments consisted of its regularly scheduled note payment of $1.3 million and the application of approximately $4.1 million to the Long-Term Revolving Note that had been set aside related to a dispute with its design builder.  This activity compares to a net borrowing of approximately $1.3 million during the first quarter of 2009 as the Company borrowed $2.5 million on its Long-Term Revolving Note which was offset by its regularly scheduled not payment of approximately $1.2 million.

Capital Expenditures

The Company currently has two capital projects in progress that it anticipates will cost a total of approximately $325,000.  We anticipate completion of these projects to occur in the late second or early third quarter of 2010.  The Company is also evaluating certain other capital projects related to reducing the carbon intensity of its fuel in anticipation of trying to meet the requirements of the California low-carbon fuel standard.  The Company is in the early stages of reviewing potential projects and does not currently have any accurate cost estimates.  It is possible that such projects will be undertaken during 2010.  We anticipate being able to fund our current on-going capital projects from our operating cash flows.

Capital Resources

We are subject to a number of covenants and restrictions in connection with our credit facilities, including:

•	Providing the Bank with current and accurate financial statements;

•	Maintaining certain financial ratios including minimum net worth, working capital and fixed charge coverage ratio;

•	Maintaining adequate insurance;

•	Making, or allowing to be made, any significant change in our business or tax structure; and

•	Limiting our ability to make distributions to members.

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The Construction Loan Agreement also contains a number of events of default (including violation of our loan covenants) which, if any of them were to occur, would give the Bank certain rights, including but not limited to:

•	declaring all the debt owed to the Bank immediately due and payable; and

•	taking possession of all of our assets, including any contract rights.

The Bank could then sell all of our assets or business and apply any proceeds to repay their loans. We would continue to be liable to repay any loan amounts still outstanding.

As of March 31, 2010 the Company is in compliance with all of its loan covenants.

As of May 10, 2010, we had available capital (cash plus borrowing capacity) of approximately $10.5 million.  Our available capital does not include $750,000 set aside as cash collateral related to two letters of credit issued in relation to our grain warehouse and distilled spirits bonds or approximately $204,000 that is part of our hedging account. Based on our most recent projections we anticipate that we will have enough available capital to operate our business through 2010 and we will maintain compliance with our loan covenants.

Our net worth covenant is particularly sensitive to our earnings.  We estimate that we need to record earnings of greater than a net loss of approximately $700,000 for the period April 2010 to December 2010 in order to maintain compliance with this covenant at December 31, 2010.

Short-Term Debt Sources

The Company does not currently have any short term credit facilities.

Long-Term Debt Sources

Term Notes - Construction Loan
	Outstanding Balance (Millions)		Interest Rate		Range of Estimated	Estimated Final
Term Note	March 31, 2010	December 31, 2009	March 31, 2010	December 31, 2009	Quarterly Principal Payment Amounts	Payment (millions)	Notes
Fixed Rate Note	$23.00	$23.60	6.00%	6.00%	$560,000 - $630,000	$18.30	1, 2, 4
Variable Rate Note	1.60	2.10	6.00%	6.00%	$1,600,000	1.60	1, 2, 3, 5
Long-Term Revolving Note	5.88	10.00	6.00%	6.00%	$550,000 - $610,000	1.20	1, 2, 6, 7, 8
2007 Fixed Rate Note	8.55	8.80	6.00%	6.00%	$200,000 - $235,000	6.80	1, 2, 5

Notes
1 - The scheduled maturity date is April 2012
2 - Range of estimated quarterly principal payments is based on principal balances and interest rates as of March 31, 2010
3 -
Quarterly payments of $634,700 are applied first to interest on the Long-Term Revolving Note, next to accrued interest on the Variable Rate Note and finally to principal on the Variable Rate Note.  The Variable Rate Note was paid off in April 2010 as the Excess Cash Flow payment was applied to the Variable Rate Note.

4 - Interest rate based on 5.0% over three-month LIBOR with a 6% minimum, reset quarterly
5 - Interest rate based on 5.0% over three-month LIBOR with a 6% minimum, reset quarterly
6 - Interest rate based on 5.0% over one-month LIBOR with a 6% minimum, reset monthly
7 - Principal payments would be made on the Long-Term Revolving Note once the Variable Rate Note is paid in full.  Any principal applied to the Long-Term Revolving Note reduces the amount available under the revolver.
8 - Funds withheld from the plant's design builder (approx $4.1 million) which were previously set aside in a money market account were applied to the Long-Term Revolving Note in March 2010 pursuant to the terms of the 7th Amendment to the Company's Loan Agreement.  Accordingly, the payment amounts above take into account the application of those funds which may ultimately be paid to the design builder depending upon the terms of any resolution of the dispute.

Please see Note 5 to our Financial Statements in this Quarterly Report for a comprehensive discussion of our Long-Term Debt Sources.

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Contractual Obligations and Commercial Commitments

We have the following contractual obligations as of March 31, 2010:

Contractual Obligations	Total	Less than 1 Yr	1-3 Years	3-5 Years	More than 5 Yrs
Long-term debt obligations *+	$50,538,373	$15,730,044	$34,795,679	$12,650	$	―
Capital leases	41,352	30,731	6,708	3,913		―
Operating lease obligations	1,447,650	505,560	862,590	63,600		15,900
Corn Purchases **	3,345,000	3,345,000	―	―		―
Coal purchases	2,545,875	1,424,700	1,121,175	―		―
Contractual Obligation	176,000	176,000
Management Agreement	300,300	171,600	128,700	―		―
Water purchases	2,743,200	406,400	812,800	812,800		711,200
Total	$61,137,750	$21,790,035	$37,727,652	$892,963		$727,100
* - Long-term debt obligations shown in this table are based on remaining balances as of March 31, 2010 and the scheduled payments and interest rates contained in the Term Notes, as amended.  Information in this table also assumes permanent repayment of any amounts currently applied to our Long-Term Revolving Note.  We used the rates fixed in the interest rate swap agreements (see “Interest Rate Swap Agreements” in Note 5 to our unaudited condensed financial statements in this Quarterly Report.) for the Fixed Rate Note and December 2007 Fixed Rate Note, respectively which should account for possible net cash settlements on the interest rate swaps.
+ - Long-term debt obligations Less than 1 year include the full outstanding balance of our subordinated debt which has a maturity date of March 2011.  However, the subordination agreement requires the Bank to provide us written consent to make any principal payments to the subordinated debt holders and we have not received such consent.
** - Amounts determined assuming prices, including freight costs, at which corn had been contracted for cash corn contracts and current market prices as of March 31, 2010 for basis contracts that had not yet been fixed.

Grants

There has been no change in the repayment status of our grant from the North Dakota State Industrial Commission (totaling $275,000) during the first quarter of 2010.

North Dakota Ethanol Incentive Program

Under the program, each fiscal quarter, eligible ethanol plants may receive a production incentive based on the average North Dakota price per bushel of corn received by farmers during the quarter, as established by the North Dakota agricultural statistics service, and the average North Dakota rack price per gallon of ethanol during the quarter, as compiled by AXXIS Petroleum.  The amount is capped at $1.6 million per plant per year up to a lifetime maximum of $10 million per plant.  We did not receive any funds from this program during the three months ended March 31, 2010 and 2009, respectively.  We cannot predict whether we will receive funds from this program during the remainder of 2010.  The incentive received is calculated by using the sum arrived at for the corn price average and for the ethanol price average as calculated below:

Corn Price

•
For every cent that the average quarterly price per bushel of corn exceeds $1.80, the state shall add to the amounts payable under the program $.001 multiplied by the number of gallons of ethanol produced by the facility during the quarter.

•	If the average quarterly price per bushel of corn is exactly $1.80, the state shall not add anything to the amount payable under the program

•
For every cent that the average price per bushel of corn is below $1.80, the state shall subtract from the amounts payable under the program $.001 multiplied by the number of gallons produced by the facility during the quarter.

Ethanol Price

•
For every cent that the average quarterly rack price per gallon of ethanol is above $1.30, the state shall subtract from the amounts payable under the program $.002 multiplied by the number of gallons of ethanol produced by the facility during the quarter.

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•	If the average quarterly price per gallon of ethanol is exactly $1.30, the state shall not add anything to the amount payable under the program.

•
For every cent that the average quarterly rack price per gallon of ethanol is below $1.30, the state shall add to the amounts payable under the program $.002 multiplied by the number of gallons of ethanol produced by the facility during the quarter.

If corn prices are low compared to historical averages and ethanol prices are high compared to historical averages, we will receive little or no funds from this program.

Critical Accounting Estimates

Our most critical accounting policies, which are those that require significant judgment, include policies related to the carrying amount of property, plant and equipment; valuation of derivatives, inventory and purchase commitments of inventory; and analysis of intangibles impairment.  An in-depth description of these can be found in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009.  For valuation allowances related to firm purchase commitments of inventory, please refer to the disclosures in Note 2 and Note 4 of the Notes to the unaudited condensed financial statements in this Quarterly Report.  Management has not changed the method of calculating and using estimates and assumptions in preparing our condensed financial statements in accordance with generally accepted accounting principles.  There have been no changes in the policies for our accounting estimates for the quarter ended March 31, 2010.

Off-Balance Sheet Arrangements

We have not entered into any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that are material to investors.

ITEM 3. QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

We are exposed to the impact of market fluctuations associated with interest rates and commodity prices as discussed below. We have no exposure to foreign currency risk as all of our business is conducted in United States dollars. We use derivative financial instruments as part of an overall strategy to manage market risk. We use cash, futures and option contracts to hedge changes to the commodity prices of corn and we use ethanol swaps to hedge changes in the commodity price of ethanol.  We do not enter into these derivative financial instruments for trading or speculative purposes, nor do we designate these contracts as hedges for accounting purposes pursuant to the requirements Generally Accepted Accounting Principals.

Interest Rate Risk

We are exposed to market risk from changes in interest rates. Exposure to interest rate risk results primarily from holding a revolving promissory note and construction term notes which bear variable interest rates. Approximately $13 million of our outstanding long-term debt is not covered under an interest rate swap and is at a variable rate as of March 31, 2010.  We anticipate that a hypothetical 1% change in interest rates, from those in effect on March 31, 2010, would change our interest expense by approximately $130,000 on an annual basis.  In order to achieve a fixed interest rate on the construction loan and reduce our risk to fluctuating interest rates, we entered into an interest rate swap contract that effectively fixed the interest rate at 8.08% on approximately $27.6 million of the outstanding principal of the construction loan.  We entered into a second interest rate swap in December 2007 and effectively fixed the interest rate at 7.695% on an additional $10 million of our outstanding long-term debt.  The interest rate swaps are not designated as either a cash flow or fair value hedge.  Market value adjustments and net settlements are recorded in interest expense.  We anticipate that a hypothetical 1% change in interest rates, from those in effect on March 31, 2010, would change the fair value of our interest rate swaps by approximately $560,000.

Commodity Price Risk

We expect to be exposed to market risk from changes in commodity prices.  Exposure to commodity price risk results from our dependence on corn in the ethanol production process and the sale of ethanol.

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We enter in to fixed price contracts for corn purchases on a regular basis.  It is our intent that, as we enter in to these contracts, we will use various hedging instruments (puts, calls and futures) to maintain a near even market position.  For example, if we have 1 million bushels of corn under fixed price contracts we would generally expect to enter into a short hedge position to offset our price risk relative to those bushels we have under fixed price contracts.  Because our ethanol marketing company (RPMG) is selling substantially all of the gallons it markets on a spot basis we also include the corn bushel equivalent of the ethanol we have produced that is inventory but not yet priced as bushels that need to be hedged.

Although we believe our hedge positions will accomplish an economic hedge against our future purchases, they are not designated as hedges for accounting purposes, which would match the gain or loss on our hedge positions to the specific commodity purchase being hedged.  We use fair value accounting for our hedge positions, which means as the current market price of our hedge positions changes, the gains and losses are immediately recognized in our cost of sales.  The immediate recognition of hedging gains and losses under fair value accounting can cause net income to be volatile from quarter to quarter and year to year due to the timing of the change in value of derivative instruments relative to the cost of the commodity being hedged.  However, it is likely that commodity cash prices will have the greatest impact on the derivatives instruments with delivery dates nearest the current cash price.

As of March 31, 2010 we had approximately 926,000 bushels of corn under fixed price contracts.  These contracts were priced slightly above current market prices so we accrued a loss on firm purchase commitments of $102,000 related to these contracts.  We would expect a sustained $0.10 change in the price of corn to have an approximate $93,000 impact on our net income.

It is the current position of RPMG (our ethanol marketing company) that, under current market conditions, selling ethanol in the spot market will yield the best price for our ethanol.  RPMG will, from time to time, contract a portion of the gallons they market with fixed price contracts.  We had no fixed price contracts for the sale of physical ethanol outstanding at March 31, 2010 or March 31, 2009.

We estimate that our expected corn usage will be between 18 million and 20 million bushels per year for the production of approximately 50 million to 54 million gallons of ethanol.  As corn prices move in reaction to market trends and information, our income statements will be affected depending on the impact such market movements have on the value of our derivative instruments.

To manage our coal price risk, we entered into a coal purchase agreement with our supplier to supply us with coal, fixing the price at which we purchase coal. If we are unable to continue buying coal under this agreement, we may have to buy coal in the open market.

ITEM 4T. CONTROLS AND PROCEDURES

Evaluation of Disclosure Controls and Procedures

We conducted an evaluation under the supervision and with the participation of our management, including our Chief Executive Officer and Chief Financial Officer of the effectiveness of the design and operation of our disclosure controls and procedures.  The term “disclosure controls and procedures,” as defined in Rules 13a-15(e) and 15d – 15(e) under the Securities Exchange Act of 1934 (“Exchange Act”), as amended, means controls and other procedures of a company that are designed to ensure that information required to be disclosed by the company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Securities and Exchange Commission’s (“SEC”) rules and forms.  Disclosure controls and procedures also include, without limitation, controls and procedures designed to ensure that information required to be disclosed by a company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the company’s management, including its principal executive and principal financial officers, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

Our Chief Executive Officer and Chief Financial Officer, after evaluating the effectiveness of our disclosure controls and procedures as of March 31, 2010, have concluded that our disclosure controls and procedures are effective in ensuring that material information required to be disclosed is included in the reports that we file with the SEC.

Changes in Internal Controls

There have been no changes in our internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) that occurred during the fiscal quarter ended March 31, 2010, that have materially affected, or are reasonably likely to materially affect, the Company’s internal control over financial reporting.

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Inherent Limitations on the Effectiveness of Controls

Management does not expect that our disclosure controls and procedures or our internal control over financial reporting will prevent or detect all errors and all fraud.  A control system, no matter how well conceived and operated, can provide only reasonable, not absolute, assurance that objectives of the control systems are met.  Further, the design of a control system must reflect the fact that there are resource constraints, and the benefits of controls must be considered relative to their costs.  Because of the inherent limitations in a cost-effective control system, no evaluation of internal controls over financial reporting can provide absolute assurance that misstatements due to error or fraud will not occur or that all control issues and instances of fraud, if any, have been detected or will be detected.

These inherent limitations include the realities that judgments in decision-making can be faulty and that breakdowns can occur because of a simple error or mistake.  Controls can also be circumvented by the individual acts of some persons, by collusion of two or more people, or by management override of the controls.  The design of any system of controls is based in part on certain assumptions about the likelihood of future events, and there can be no assurance that any design will succeed in achieving its stated goals under all potential future conditions.  Projections of any evaluation of controls effectiveness to future periods are subject to risks.  Over time, controls may become inadequate because of changes in conditions or deterioration in the degree of compliance with policies and procedures.

PART II — OTHER INFORMATION

ITEM 1. LEGAL PROCEEDINGS

None.

ITEM 1A. RISK FACTORS

In addition to the other information set forth in this report, including the important information under the heading “Disclosure Regarding Forward-Looking Statements,” you should carefully consider the “Risk Factors” discussed in our Annual Report on Form 10-K for the year ended December 31, 2009. “Risk Factors” are conditions that may cause investment in our Company to be speculative or risky. In light of developments during the first quarter of fiscal 2010, we have decided to update our Risk Factors as set forth below. Other than these updates, we are not currently aware of factors other than those set forth in our Annual Report on Form 10-K that would have a foreseeable effect on the level of risk associated with investment in our Company; however, additional risks and uncertainties not currently known to us or that we currently deem to be immaterial might materially adversely affect our actual business, financial condition and/or operating results.

We have withheld $3.9 million from our design-builder, Fagen, related to the coal combustor.  We have withheld $3.9 million from our design-builder, Fagen, due to punch list items which are not complete as of May 13, 2010 and problems with the coal combustor. The punch list are items that must be complete under the terms of the Lump Sum Design-Build Agreement between Fagen and us dated August 29, 2005 (the “Design-Build Contract”) in order for us to sign off on final completion and authorize payment of the $3.9 million.  In addition to a number of other punch list items, the Design-Build Contract specified that the coal combustor would operate on lignite coal and meet the emissions requirements in our air quality permits; however, numerous plant shutdowns during start up in early 2007 related to using lignite coal forced the Company to switch to PRB coal.  While running on lignite coal and subsequently, while running on cleaner burning PRB coal, we have not been able to maintain compliance with our air quality permits.  There is no assurance that any potentially agreed upon solution would solve the problems or solve the problems for $3.9 million or less.  Any potential fixes could cost significantly more than $3.9 million.  There is also no assurance that Fagen and its subcontractors will agree on any solution or even agree that the problem is their responsibility to correct. If Fagen disputes the withholding of the $3.9 million and demands payment, we may be forced to pay the $3.9 million and there would be no assurance that the punch list items would be completed or that the coal combustor would be able to use lignite coal.

ITEM 2. UNREGISTERED SALES OF EQUITY SECURITIES AND USE OF PROCEEDS

None.

ITEM 3. DEFAULTS UPON SENIOR SECURITIES

None.

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ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

None.

ITEM 5. OTHER INFORMATION

None.

ITEM 6. EXHIBITS

See Exhibit Index following the signature page of this report.

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SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RED TRAIL ENERGY, LLC

Date: May 13, 2010	By:	/s/ Calvin Diehl
Calvin Diehl
Chief Executive Officer

Date: May 13, 2010	By:	/s/ Mark E. Klimpel

Mark E. Klimpel
Chief Financial Officer

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EXHIBIT INDEX

RED TRAIL ENERGY, LLC
FORM 10-Q FOR THE QUARTER ENDED MARCH 31, 2010

31.1*	Certification by Chief Executive Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (Rules 13a-14 and 15d-14 of the Securities Exchange Act of 1934).

31.2*	Certification by Chief Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (Rules 13a-14 and 15d-14 of the Securities Exchange Act of 1934).

32.1*	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

32.2*	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

*      Filed herewith.
+      Confidential treatment requested for portions of this exhibit.

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APPENDIX F

FORM OF PROXY

RED TRAIL ENERGY, LLC
PROXY
SOLICITED ON BEHALF OF OUR BOARD OF GOVERNORS
FOR THE COMBINED SPECIAL AND ANNUAL MEETING OF MEMBERS TO BE HELD ON___________, 20__

MEMBER NAME:

NUMBER OF MEMBERSHIP UNITS:

Vote by Mail or Facsimile:
1)  Read the Proxy Statement
2)  Check the appropriate boxes below
3)  Sign and date the proxy card
4) Return the proxy card in the envelope provided or via fax to 701-974-3309 no later than _:__ _.m. on ___________, _______________, 20__.

The undersigned hereby appoints _____________________________, and each or either of them, with the power of substitution, as Proxies to represent the undersigned and to vote as designated below, at the Combined  Special and Annual Meeting of Members to be held on ___________, _____________, 20__, at ___________________ in ___________________, North Dakota, and at adjournment thereof, on any matters coming before the meeting.

Said Proxies will vote on the proposals set forth in the notice of the combined special and annual meeting and proxy statement as specified on this card.  If a vote is not specified, said Proxies will vote in favor of the proposals listed below.  If any other matters properly come before the combined special and annual meeting, said Proxies will vote on such matters in accordance with the recommendations of the board of governors except to the extent that such matters would include substantive matters presented by the Company that would otherwise be required to be separately set out by the Company on the proxy card.

Our governors unanimously recommend that you vote "FOR" the proposals.

1.    For approval of the proposed amendments to the Amended and Restated Operating Agreement and Amended and Restated Member Control Agreement of RED TRAIL ENERGY, LLC contained in the Second Amended and Restated Operating Agreement  and Second Amended and Restated Member Control Agreement and adoption of the Second Amended and Restated Operating Agreement and the Second Amended and Restated Member Control Agreement.

☐  FOR                                                           ☐  AGAINST                                                       ☐ ABSTAIN

2.    For approval of the Reclassification of units held by unit holders who are the record holders of 50,000 or more units into Class A Units, the units held by unit holders who are the record holders of not more than 49,999 or fewer than 10,001 units into Class B Units, and the units held by unit holders who are the record holders of 10,000 or fewer units into Class C Units.

☐  FOR                                                           ☐  AGAINST                                                       ☐  ABSTAIN

3.    Elect three (3) governors to the Board of Governors.  Each will serve for a term of three years.

For	☐	Units
Against	☐	Units
Abstain	☐	Units

For	☐	Units
Against	☐	Units
Abstain	☐	Units

For	☐	Units
Against	☐	Units
Abstain	☐	Units

You are encouraged to specify your choices by marking the appropriate boxes above.  This proxy card, if signed and returned, will be voted in accordance with your instructions above and authorizes the Proxies to take action in their discretion upon other matters that may properly come before the meeting.  The Proxies cannot vote your units unless you sign and return this card.

If either of the proposed matters listed above are not approved, the board, in its discretion, may determine not to implement the reclassification or any or all of the proposed amendments that our members otherwise approved.

Please sign exactly as your name appears on your unit certificate.  When units are held by joint tenants, both should sign.  When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Date:

Signature of Unit Holder

Date:

Signature of Joint Unit Holder

APPENDIX G

FORM OF TRANSMITTAL LETTER

[Date]

[name]
[address]
[city, state, zip code]

Re:           RED TRAIL ENERGY, LLC Membership Certificates

Dear Member:

As you know, the Members of RED TRAIL ENERGY, LLC (the "Company") affirmatively voted on ________________ to reclassify the membership units of the Company into three classes: Class A, Class B and Class C.  We now ask that you return your original membership certificate(s) to the Company so that we may re-issue a new certificate to you which will identify the Class of membership units you now own.  If your original membership certificates are being held by a bank as security interest for debt or by a trustee or other third party, please make arrangements with such third parties to return your original membership certificates as soon as possible.

Please mail or hand-deliver your membership certificates to:

RED TRAIL ENERGY, LLC
Attn: Kent Anderson
P.O. Box 11
3682 Highway 8 South
Richardton, ND  58652

Please feel free to contact Kent Anderson at (701) 974-3308  if you have any questions regarding the return of your membership certificates.

Very truly yours,

Mike Appert, Chairman
The Board of Governors
RED TRAIL ENERGY, LLC